Executed Copy



                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
                                   Depositor,


                      GMAC COMMERCIAL MORTGAGE CORPORATION,
                                Master Servicer,


                      GMAC COMMERCIAL MORTGAGE CORPORATION,
                                Special Servicer,


                                       and


                      STATE STREET BANK AND TRUST COMPANY,
                                     Trustee





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                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1997

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                                 $1,072,702,289
                       Mortgage Pass-Through Certificates

                                 Series 1997-C2

                                TABLE OF CONTENTS
Section                                                                  Page
-------                                                                  ----

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01 Defined Terms...............................................  3
         Accrued Certificate Interest....................................  3
         Acquisition Date................................................  4
         Additional Trust Fund Expense...................................  4
         Adjustable Rate Mortgage Loan...................................  4
         Adjustment Date.................................................  4
         Advance  .......................................................  4
         Advance Interest................................................  4
         Adverse REMIC Event.............................................  4
         Affiliate.......................................................  4
         Agreement.......................................................  4
         Anticipated Repayment Date......................................  5
         Applicable State Law............................................  5
         Appraisal.......................................................  5
         Appraisal Reduction Amount......................................  5
         Appraised Value.................................................  5
         ARD Loan .......................................................  6
         Assignment of Leases............................................  6
         Assumed Monthly Payment.........................................  6
         Available Distribution Amount...................................  6
         Balloon Mortgage Loan...........................................  7
         Balloon Payment.................................................  7
         Balloon Payment Interest Excess.................................  7
         Balloon Payment Interest Shortfall..............................  7
         Bankruptcy Code.................................................  7
         Breach   .......................................................  7
         Book-Entry Certificate..........................................  7
         Business Day....................................................  7
         Cash Collateral Account.........................................  8
         Cash Collateral Account Agreement...............................  8
         CERCLA   .......................................................  8
         Certificate.....................................................  8
         Certificate Account.............................................  8
         Certificate Factor..............................................  8
         Certificateholder...............................................  8
         Holder   .......................................................  8
         Certificate Notional Amount.....................................  9
         Certificate Owner...............................................  9

         Certificate Principal Balance....................................  9
         Certificate Register.............................................  9
         Certificate Registrar............................................  9
         Class    ........................................................  9
         Class A Certificate..............................................  9
         Class A-1 Certificate............................................  9
         Class A-2 Certificate............................................  9
         Class A-3 Certificate............................................ 10
         Class B Certificate.............................................. 10
         Class C Certificate.............................................. 10
         Class D Certificate.............................................. 10
         Class E Certificate.............................................. 10
         Class F Certificate.............................................. 10
         Class G Certificate.............................................. 10
         Class H Certificate.............................................. 10
         Class J Certificate.............................................. 10
         Class K Certificate.............................................. 10
         Class LA-1 Component............................................. 10
         Class LA-2 Component............................................. 11
         Class LA-3 Component............................................. 11
         Class LB Component............................................... 11
         Class LC Component............................................... 11
         Class LD Component............................................... 11
         Class LE Component............................................... 11
         Class LF Component............................................... 11
         Class LG Component............................................... 11
         Class LH Component............................................... 11
         Class LJ Component............................................... 11
         Class LK Component............................................... 11
         Class Notional Amount............................................ 11
         Class Principal Balance.......................................... 12
         Class R-I Certificate............................................ 12
         Class R-II Certificate........................................... 12
         Class R-III Certificate.......................................... 12
         Class R-I Distribution Amount.................................... 12
         Class R-II Distribution Amount................................... 12
         Class X Certificate.............................................. 12
         Class X Component................................................ 12
         Closing Date..................................................... 12
         Code     ........................................................ 12
         Collection Period................................................ 13
         Collection Report................................................ 13
         Commission....................................................... 13
         Compensating Interest Payments................................... 13
         Component Rate................................................... 13
         Controlling Class................................................ 13

         Corporate Trust Office.......................................... 13
         Corrected Mortgage Loan......................................... 13
         CPR      ....................................................... 13
         Credit File..................................................... 14
         Cross-Collateralized Mortgage Loans............................. 14
         Current Principal Distribution Amount........................... 14
         Custodian....................................................... 15
         Cut-off Date.................................................... 15
         Cut-off Date Principal Balance.................................. 15
         DCR      ....................................................... 15
         Debt Service Coverage Ratio..................................... 15
         Debt Service Reduction.......................................... 15
         Defaulted Mortgage Loan......................................... 15
         Default Interest................................................ 15
         Defeasance Collateral........................................... 15
         Defeasance Loan................................................. 16
         Defeasance Option............................................... 16
         Defect   ....................................................... 16
         Deficient Valuation............................................. 16
         Definitive Certificate.......................................... 16
         Deleted Mortgage Loan........................................... 16
         Delinquency Advance............................................. 16
         Delinquency Advance Date........................................ 16
         Delinquent Loan Status Report................................... 16
         Depositor....................................................... 16
         Depository...................................................... 16
         Depository Participant.......................................... 17
         Determination Date.............................................. 17
         Directly Operate................................................ 17
         Discount Rate................................................... 17
         Discount Rate Fraction.......................................... 17
         Distributable Certificate Interest.............................. 18
         Distribution Account............................................ 18
         Distribution Date............................................... 18
         Distribution Date Statement..................................... 18
         Due Date ....................................................... 18
         Eligible Account................................................ 18
         Emergency Advance............................................... 19
         Environmental Assessment........................................ 19
         ERISA    ....................................................... 19
         Escrow Payment.................................................. 19
         Event of Default................................................ 19
         Excess Interest................................................. 19
         Excess Rate..................................................... 19
         Exchange Act.................................................... 19
         FDIC     ....................................................... 19

         FHLMC    ....................................................... 19
         Final Distribution Date......................................... 19
         Final Recovery Determination.................................... 19
         Fixed Rate Mortgage Loan........................................ 20
         FNMA     ....................................................... 20
         GMACCM   ....................................................... 20
         GACC     ....................................................... 20
         Gross Margin.................................................... 20
         Ground Lease.................................................... 20
         GSMC     ....................................................... 20
         Hazardous Materials............................................. 20
         Historical Loan Modification Report............................. 20
         Historical Loss Report.......................................... 21
         Independent..................................................... 21
         Independent Contractor.......................................... 21
         Index    ....................................................... 21
         Initial Balance................................................. 22
         Initial Class Notional Amount................................... 22
         Initial Class Principal Balance................................. 22
         Insurance Policy................................................ 22
         Insurance Proceeds.............................................. 22
         Interest Accrual Period......................................... 22
         Interest Rate Adjustment Date................................... 22
         Interested Person............................................... 22
         Issue Price..................................................... 22
         Late Collections................................................ 22
         Liquidation Event............................................... 23
         Liquidation Expenses............................................ 23
         Liquidation Fee................................................. 23
         Liquidation Fee Rate............................................ 23
         Liquidation Proceeds............................................ 23
         Loan-to-Value Ratio............................................. 24
         Lock-Box Account................................................ 24
         Lock-Box Agreement.............................................. 24
         Loss Reimbursement Amount....................................... 24
         MAI      ....................................................... 25
         Majority Certificateholder...................................... 25
         Master Servicer................................................. 25
         Master Servicer Remittance Date................................. 25
         Master Servicer Remittance Report............................... 25
         Master Servicing Fee............................................ 25
         Master Servicing Fee Rate....................................... 25
         Maturity Date................................................... 25
         Modified Mortgage Loan.......................................... 26
         Monthly Payment................................................. 26
         Moody's  ....................................................... 26

         Mortgage ....................................................... 26
         Mortgage File................................................... 26
         Mortgage Loan................................................... 28
         Mortgage Loan Accrual Period.................................... 28
         Mortgage Loan Accrued Interest.................................. 28
         Mortgage Loan Purchase Agreement................................ 29
         Mortgage Loan Schedule.......................................... 29
         Mortgage Loan Seller............................................ 29
         Mortgage Note................................................... 30
         Mortgage Pool................................................... 30
         Mortgage Rate................................................... 30
         Mortgaged Property.............................................. 30
         Mortgagor....................................................... 30
         Net Aggregate Prepayment Interest Shortfall..................... 30
         Net Default Interest............................................ 30
         Net Investment Earnings......................................... 30
         Net Investment Loss............................................. 31
         Net Mortgage Rate............................................... 31
         Net Operating Income............................................ 31
         Nonrecoverable Advance.......................................... 31
         Nonrecoverable Delinquency Advance.............................. 31
         Nonrecoverable Servicing Advance................................ 32
         Non-Registered Certificate...................................... 32
         Officer's Certificate........................................... 32
         Opinion of Counsel.............................................. 32
         OTS      ....................................................... 32
         Ownership Interest.............................................. 32
         Pass-Through Rate............................................... 32
         Payment Adjustment Date......................................... 33
         Payment Priority................................................ 33
         Penalty Charges................................................. 33
         Percentage Interest............................................. 33
         Permitted Investments........................................... 33
         Permitted Transferee............................................ 35
         Person   ....................................................... 36
         Plan     ....................................................... 36
         Preliminary Statement........................................... 36
         Prepayment Assumption........................................... 36
         Prepayment Interest Excess...................................... 36
         Prepayment Interest Shortfall................................... 36
         Prepayment Premium.............................................. 36
         Primary Servicing Office........................................ 36
         Principal Allocation Fraction................................... 37
         Principal Balance Certificate................................... 37
         Principal Distribution Amount................................... 37
         Principal Prepayment............................................ 37

         Private Book-Entry Certificate.................................. 37
         Proposed Plan................................................... 37
         Prospectus...................................................... 37
         PTCE 95-60...................................................... 37
         Purchase Price.................................................. 37
         Qualified Appraiser............................................. 38
         Qualified Insurer............................................... 38
         Qualifying Substitute Mortgage Loan............................. 38
         Rated Final Distribution Date................................... 38
         Rating Agency................................................... 38
         Rating Agency Confirmation...................................... 39
         Realized Loss................................................... 39
         Record Date..................................................... 39
         Registered Certificates......................................... 39
         Reimbursement Rate.............................................. 40
         REMIC    ....................................................... 40
         REMIC I  ....................................................... 40
         REMIC I Regular Interest........................................ 40
         REMIC I Remittance Rate......................................... 40
         REMIC II ....................................................... 41
         REMIC II Regular Interest....................................... 41
         REMIC II Remittance Rate........................................ 41
         REMIC III....................................................... 41
         REMIC III Certificates.......................................... 41
         REMIC III Regular Certificate................................... 41
         REMIC Provisions................................................ 41
         REMIC Residual Certificates..................................... 41
         Rents from Real Property........................................ 41
         REO Account..................................................... 42
         REO Acquisition................................................. 42
         REO Disposition................................................. 42
         REO Extension................................................... 42
         REO Loan ....................................................... 42
         REO Loan Accrual Period......................................... 43
         REO Property.................................................... 43
         REO Revenues.................................................... 43
         REO Status Report............................................... 43
         REO Tax  ....................................................... 43
         Replacement Mortgage Loan....................................... 43
         Request for Release............................................. 43
         Required Appraisal Loan......................................... 44
         Reserve Account................................................. 44
         Reserve Funds................................................... 44
         Residual Certificate............................................ 44
         Responsible Officer............................................. 44
         Revised Rate.................................................... 44

         Securities Act.................................................. 44
         Security Agreement.............................................. 44
         Senior Certificate.............................................. 44
         Servicer Watch List............................................. 44
         Servicing Account............................................... 45
         Servicing Advances.............................................. 45
         Servicing Fee Rate.............................................. 45
         Servicing Fees.................................................. 45
         Servicing Officer............................................... 45
         Servicing Return Date........................................... 45
         Servicing Standard.............................................. 45
         Servicing Transfer Event........................................ 45
         Special Servicer................................................ 45
         Special Servicing Fee........................................... 46
         Special Servicing Fee Rate...................................... 46
         Specially Serviced Mortgage Loan................................ 46
         Startup Day..................................................... 47
         Stated Maturity Date............................................ 47
         Stated Principal Balance........................................ 48
         Subordinated Certificate........................................ 48
         Substitution Shortfall Amount................................... 48
         Sub-Servicer.................................................... 48
         Sub-Servicing Agreement......................................... 48
         Tax Returns..................................................... 48
         Transfer ....................................................... 48
         Transferee...................................................... 49
         Transferor...................................................... 49
         Trust Fund...................................................... 49
         Trustee  ....................................................... 49
         Trustee Fee..................................................... 49
         Trustee Fee Rate................................................ 49
         UCC      ....................................................... 49
         UCC Financing Statement......................................... 49
         Uncertificated Accrued Interest................................. 49
         Uncertificated Distributable Interest........................... 49
         Uncertificated Principal Balance................................ 50
         Underwriter..................................................... 50
         Uninsured Cause................................................. 50
         United States Person............................................ 50
         USPAP    ....................................................... 51
         Voting Rights................................................... 51
         Weighted Average Net Mortgage Rate.............................. 51
         Workout Fee..................................................... 51
         Workout Fee Rate................................................ 51
SECTION 1.02      Certain Calculations in Respect of the
         Mortgage Pool................................................... 51

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01      Establishment of Trust; Conveyance of Mortgage Loans...... 52
SECTION 2.02      Acceptance by Trustee..................................... 54
SECTION 2.03      Mortgage Loan Sellers' Repurchase of Mortgage Loans
                  for Defects in Mortgage Files and Breaches of
                  Representations and Warranties............................ 56
SECTION 2.04      Issuance of Class R-I Certificates; Creation of REMIC I
                  Regular Interests......................................... 58
SECTION 2.05      Conveyance of REMIC I Regular Interests; Acceptance
                  of REMIC II by the Trustee................................ 58
SECTION 2.06      Issuance of Class R-II Certificates; Creation of REMIC
                  II Regular Interest....................................... 59
SECTION 2.07      Conveyance of REMIC II Regular Interests; Acceptance
                  of REMIC III by Trustee................................... 59
SECTION 2.08      Issuance of REMIC III Certificates........................ 59

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

SECTION 3.01      Servicing and Administration of the Mortgage Loans........ 60
SECTION 3.02      Collection of Mortgage Loan Payments...................... 61
SECTION 3.03      Collection of Taxes, Assessments and Similar Items;
                  Servicing Accounts and Reserve Accounts................... 61
SECTION 3.04      Certificate Account....................................... 63
SECTION 3.05      Permitted Withdrawals From the Certificate Account and
                  the Distribution Account.................................. 66
SECTION 3.06      Investment of Funds in the Certificate Account, the
                  Distribution Account and the REO Account.................. 70
SECTION 3.07      Maintenance of Insurance Policies; Errors and Omissions
                  and Fidelity Coverage..................................... 71
SECTION 3.08      Enforcement of Due-On-Sale Clauses; Assumption
                  Agreements; Subordinate Financing; Defeasance............. 74
SECTION 3.09      Realization Upon Defaulted Mortgage Loans................. 77
SECTION 3.10      Trustee to Cooperate; Release of Mortgage Files........... 80
SECTION 3.11      Servicing Compensation; Nonrecoverable Servicing
                  Advances.................................................. 81
SECTION 3.12      Inspections; Collection of Financial Statements........... 85
SECTION 3.13      Annual Statement as to Compliance......................... 86
SECTION 3.14      Reports by Independent Public Accountants................. 86
SECTION 3.15      Access to Certain Information............................. 87

SECTION 3.16      Title to REO Property; REO Account........................ 87
SECTION 3.17      Management of REO Property; Independent Contractors....... 89
SECTION 3.18      Sale of Defaulted Mortgage Loans and REO Properties....... 91
SECTION 3.19      Additional Obligations of the Master Servicer and the
                  Special Servicer.......................................... 94
SECTION 3.20      Modifications, Waivers, Amendments and Consents........... 97
SECTION 3.21      Transfer of Servicing Between Master Servicer and
                  Special Servicer; Record Keeping..........................100
SECTION 3.22      Sub-Servicing Agreements..................................101
SECTION 3.23      Designation of Special Servicer by the Majority
                  Certificateholder of the Controlling Class................102
SECTION 3.24      [Intentionally Omitted.]..................................103
SECTION 3.25      [Intentionally Omitted.]..................................103
SECTION 3.26      [Intentionally Omitted.]..................................103
SECTION 3.27      [Intentionally Omitted.]..................................103
SECTION 3.28      Lock-Box Accounts and Servicing Accounts..................103
SECTION 3.29      Representations and Warranties of the Master Servicer
                  and the Special Servicer..................................104

                                   ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS
                               AND RELATED MATTERS

SECTION 4.01      Distributions.............................................105
SECTION 4.02      Statements to Certificateholders; Certain Reports by the
                  Master Servicer and the Special Servicer..................114
SECTION 4.03      Delinquency Advances......................................122
SECTION 4.04      Allocation of Realized Losses and Additional Trust Fund
                  Expenses..................................................124

                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01      The Certificates..........................................125
SECTION 5.02      Registration of Transfer and Exchange of Certificates.....126
SECTION 5.03      Book-Entry Certificates...................................132
SECTION 5.04      Mutilated, Destroyed, Lost or Stolen Certificates.........133
SECTION 5.05      Persons Deemed Owners.....................................134

                                   ARTICLE VI

           THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER

SECTION 6.01      Liability of the Depositor, the Master Servicer and the
                  Special Servicer..........................................134

SECTION 6.02      Merger, Consolidation or Conversion of the Depositor,
                  the Master Servicer and the Special Servicer; Assignment
                  of Rights and Delegation of Duties by the Master
                  Servicer and the Special Servicer.........................134
SECTION 6.03      Limitation on Liability of the Depositor, the Master
                  Servicer, the Special Servicer and Others.................135
SECTION 6.04      Depositor, Master Servicer and Special Servicer Not to
                  Resign....................................................136
SECTION 6.05      Rights of the Depositor in Respect of the Master Servicer
                  and the Special Servicer..................................136

                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01      Events of Default.........................................137
SECTION 7.02      Trustee to Act; Appointment of Successor..................139
SECTION 7.03      Notification to Certificateholders........................140
SECTION 7.04      Waiver of Events of Default...............................141

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01      Duties of Trustee.........................................141
SECTION 8.02      Certain Matters Affecting the Trustee.....................142
SECTION 8.03      Trustee not Liable for Validity or Sufficiency of
                          Certificates or Mortgage Loans....................144
SECTION 8.04      Trustee May Own Certificates..............................144
SECTION 8.05      Fees and Expenses of Trustee; Indemnification of Trustee..145
SECTION 8.06      Eligibility Requirements for Trustee......................145
SECTION 8.07      Resignation and Removal of the Trustee....................146
SECTION 8.08      Successor Trustee.........................................147
SECTION 8.09      Merger or Consolidation of Trustee........................147
SECTION 8.10      Appointment of Co-Trustee or Separate Trustee.............147
SECTION 8.11      Appointment of Custodians.................................148
SECTION 8.12      Access to Certain Information.............................149
SECTION 8.13      Representations and Warranties of the Trustee.............150
SECTION 8.14      Filings with the Securities and Exchange Commission.......151

                                  ARTICLE IX

                                  TERMINATION

SECTION 9.01      Termination Upon Repurchase or Liquidation of All
                  Mortgage Loans............................................152

SECTION 9.02      Additional Termination Requirements.......................154

                                    ARTICLE X

                           ADDITIONAL REMIC PROVISIONS

SECTION 10.01     REMIC Administration......................................155
SECTION 10.02     Depositor, Master Servicer, Special Servicer and Trustee
                  to Cooperate..............................................158

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01     Amendment.................................................159
SECTION 11.02     Recordation of Agreement; Counterparts....................161
SECTION 11.03     Limitation on Rights of Certificateholders................161
SECTION 11.04     GOVERNING LAW.............................................162
SECTION 11.05     Notices...................................................162
SECTION 11.06     Severability of Provisions................................163
SECTION 11.07     Grant of a Security Interest..............................163
SECTION 11.08     Successors and Assigns; Beneficiaries.....................164
SECTION 11.09     Article and Section Headings..............................164
SECTION 11.10     Notices to the Rating Agencies............................164

EXHIBITS
--------

Exhibit A-1.........................................Form of Class X Certificate
Exhibit A-2.......................................Form of Class A-1 Certificate
Exhibit A-3.......................................Form of Class A-2 Certificate
Exhibit A-4.......................................Form of Class A-3 Certificate
Exhibit A-5.........................................Form of Class B Certificate
Exhibit A-6.........................................Form of Class C Certificate
Exhibit A-7.........................................Form of Class D Certificate
Exhibit A-8.........................................Form of Class E Certificate
Exhibit A-9.........................................Form of Class F Certificate
Exhibit A-10........................................Form of Class G Certificate
Exhibit A-11........................................Form of Class H Certificate
Exhibit A-12........................................Form of Class J Certificate
Exhibit A-13........................................Form of Class K Certificate
Exhibit A-14......................................Form of Class R-I Certificate
Exhibit A-15.....................................Form of Class R-II Certificate
Exhibit A-16....................................Form of Class R-III Certificate
Exhibit B-1......................................Form of Transferor Certificate
Exhibit B-2......................................Form of Transferee Certificate
Exhibit B-3......................................Form of Transferee Certificate
Exhibit C-1............................Form of Transfer Affidavit and Agreement
Exhibit C-2......................................Form of Transferor Certificate
Exhibit D...........................................Form of Request for Release
Exhibit E.....................................Form of UCC-1 Financing Statement
Exhibit F...............................Methodology to Normalize Net Operating
                                               Income and Debt Service Coverage
Exhibit G...................................Form of Distribution Date Statement
Exhibit H........................................Form of Master Servicer Report
Exhibit I.......................................................Certain Reports

Schedules
---------

Schedule I...............................................Mortgage Loan Schedule

     This Pooling and Servicing Agreement (this "Agreement"), is dated and effective as of December 1, 1997, among GMAC COMMERCIAL MORTGAGE SECURITIES, INC., as Depositor, GMAC COMMERCIAL MORTGAGE CORPORATION, as Master Servicer, GMAC COMMERCIAL MORTGAGE CORPORATION, as Special Servicer and STATE STREET BANK AND TRUST COMPANY, as Trustee.


                             PRELIMINARY STATEMENT:

     The Depositor intends to sell the Certificates, to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund to be created hereunder, the primary assets of which will be the Mortgage Loans. The aggregate of the initial Stated Principal Balances of the Mortgage Loans is approximately $1,072,702,289.

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I". The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law. With respect to each Mortgage Loan, there shall be a corresponding REMIC I Regular Interest. The designation for each such REMIC I Regular Interest shall be the loan number for the related Mortgage Loan set forth on the schedule of Mortgage Loans attached hereto as Schedule I. The REMIC I Remittance Rate (as defined herein) and the initial Uncertificated Principal Balance of each such REMIC I Regular Interest shall be based on the Net Mortgage Rate and the Cut-off Date Principal Balance, respectively, for the related Mortgage Loan. Determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each such REMIC I Regular Interest shall be the first Distribution Date that follows the Stated Maturity Date for the related Mortgage Loan. None of the REMIC I Regular Interests will be certificated.

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, REMIC II Remittance Rate and the initial Uncertificated Principal Balance for each of the REMIC II Regular Interests. Determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each REMIC II Regular Interest shall be the first Distribution Date that is at least two years after the end of the remaining amortization schedule of the Mortgage Loan that has, as of the Closing Date, the longest remaining amortization schedule, irrespective of its scheduled maturity. None of the REMIC II Regular Interests will be certificated.

Designation                            REMIC II          Initial Uncertificated
-----------                        Remittance Rate          Principal Balance
                                   ---------------          -----------------


LA-1.............................    Variable (*)          $ 228,705,000
LA-2.............................    Variable (*)             57,000,000
LA-3.............................    Variable (*)            433,005,000
LB...............................    Variable (*)             69,725,000
LC...............................    Variable (*)             69,725,000
LD...............................    Variable (*)             32,181,000
LE...............................    Variable (*)             50,953,000
LF...............................    Variable (*)             48,271,000
LG...............................    Variable (*)             13,409,000
LH...............................    Variable (*)             34,863,000
LJ...............................    Variable (*)              5,363,000
LK...............................    Variable (*)             29,502,289



*    Calculated in accordance with the definition of "REMIC II Remittance Rate."

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Pass-Through Rate and initial Class Principal Balance for each of the Classes of REMIC III Regular Certificates. Determined solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each Class of REMIC III Regular Certificates shall be the first Distribution Date that is at least two years after the end of the remaining amortization schedule of the Mortgage Loan that has, as of the Closing Date, the longest remaining amortization schedule, irrespective of its scheduled maturity.


Designation                                 Certificate          Initial Class
-----------                              Pass-Through Rate     Principal Balance
                                         -----------------     -----------------
Class X..............................      N/A(1)                    N/A(2)
Class A-1............................       6.451%              $ 228,705,000
Class A-2............................       6.550%                 57,000,000
Class A-3............................       6.566%                433,005,000
Class B..............................       6.703%                 69,725,000
Class C..............................       6.910%                 69,725,000
Class D..............................       7.192%(3)              32,181,000

Designation                                 Certificate          Initial Class
-----------                              Pass-Through Rate     Principal Balance
                                         -----------------     -----------------
Class E..............................       7.624%(3)           $  50,953,000
Class F..............................       6.750%(3)              48,271,000
Class G..............................       6.750%(3)              13,409,000
Class H..............................       6.750%(3)              34,863,000
Class J..............................       6.750%(3)               5,363,000
Class K..............................       6.750%(3)              29,502,289



     (1) The Pass-Through Rate for the Class X Certificates as described herein.

     (2) The Class X Certificate will have an original Notional Amount of $1,072,702,289. The Class X Certificates will not have a Certificate Principal Balance and will not be entitled to any distribution of certificate principal.

     (3) Lesser of the indicated Fixed Rate or the Weighted Average Net Mortgage Rate.


     Capitalized terms used in this Preliminary Statement are defined in Article I hereof.

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01 Defined Terms.

     Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     "Accrued Certificate Interest": With respect to any Class of REMIC III Regular Certificates for any Distribution Date, one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the Class Principal Balance or Class Notional Amount, as the case may be, of such Class of Certificates outstanding immediately prior to such Distribution Date. The Accrued Certificate Interest in respect of any Class of REMIC III

Regular Certificates for any Distribution Date shall be deemed to have accrued during the applicable Interest Accrual Period.

     "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

     "Additional Trust Fund Expense": Any unanticipated expense within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(iii) experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss, that would result in the REMIC III Regular Certificateholders' receiving less than the full amount of principal and/or interest to which they are entitled on any Distribution Date.

     "Adjustable Rate Mortgage Loan": A Mortgage Loan as to which the related Mortgage Note provides, as of the Closing Date, for periodic adjustments to the Mortgage Rate thereon based on changes in the related Index.

     "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, any date on which the Mortgage Rate thereon is subject to adjustment pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule. Successive Adjustment Dates will occur as to each Adjustable Rate Mortgage Loan with the frequency specified in the Mortgage Loan Schedule.

     "Advance": Any Delinquency Advance or Servicing Advance.

     "Advance Interest": Interest accrued on any Advance at the Master Servicer Reimbursement Rate and payable to the Master Servicer, the Special Servicer or the Trustee, as the case may be, all in accordance with Section 3.11(f) or
Section 4.03(d), as applicable.

     "Adverse REMIC Event": As defined in Section 10.01(f).

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Anticipated Repayment Date": With respect to any ARD Loan, designated as such in the Mortgage Loan Schedule, the date upon which such ARD Loan starts to accrue interest at its Revised Rate.

     "Applicable State Law": For purposes of Article X, the Applicable State Law shall be (a) the laws of the State and City of New York, (b) the laws of the states in which the Corporate Trust Office of the Trustee and the Primary Servicing Offices of the Master Servicer and the Special Servicer are located,
(c) other state or local law as to which the Trustee as the REMIC administrator has actual knowledge of applicability and (d) such other state or local law whose applicability shall have been brought to the attention of the Trustee as REMIC administrator by either (i) an opinion of counsel delivered to it, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

     "Appraisal": With respect to any Mortgaged Property or REO Property as to which an appraisal is required or permitted to be performed pursuant to the terms of this Agreement, either: (i) a narrative appraisal complying with USPAP conducted by a Qualified Appraiser in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of greater than $1,000,000; or (ii) a limited appraisal and a summary report of the "market value" of the Mortgaged Property conducted by a Qualified Appraiser in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of $1,000,000 or less.

     "Appraisal Reduction Amount": With respect to any Required Appraisal Loan, an amount (as calculated on the Determination Date immediately succeeding the date on which the most recent relevant Appraisal was obtained by the Master Servicer or the Special Servicer, as the case may be, pursuant to this Agreement) equal to the excess, if any, of (a) the sum of (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Trustee, all accrued and unpaid interest on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Mortgage Rate, (iii) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer or the Trustee in respect of such Required Appraisal Loan, together with all unpaid Advance Interest accrued on such Advances, and (iv) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property, net of any Escrow Payments or other reserves held by the Master Servicer or the Special Servicer with respect to any such item, over (b) 90% of an amount equal to (i) the Appraised Value of the related Mortgaged Property or REO Property, as applicable, as determined by such Appraisal referred to in the parenthetical above, net of (ii) the amount of any liens on such property (not accounted for in clause (a)(iv) of this definition) that are prior to the lien of the Required Appraisal Loan.

     "Appraised Value": As of any date of determination, the appraised value of a Mortgaged Property based upon the most recent Appraisal obtained pursuant to this Agreement.

     "ARD Loan": Any Mortgage Loan that is designated as such in the Mortgage Loan Schedule.

     "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents, security deposits and profits or similar instrument executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

     "Assumed Monthly Payment": With respect to any Balloon Mortgage Loan for its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full, and no other Liquidation Event has occurred in respect thereof, on or before the end of the Collection Period in which such Stated Maturity Date occurs) and for any subsequent Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund, if no Monthly Payment (other than the related delinquent Balloon Payment) is due for such Due Date, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof for the Stated Maturity Date and each such subsequent Due Date equal to the Monthly Payment that would have been due in respect of such Mortgage Loan on such Due Date if it had been required to continue to accrue interest in accordance with its terms, and to pay principal in accordance with the amortization schedule (if any), in effect immediately prior to, and without regard to the occurrence of, its most recent scheduled maturity date. With respect to any REO Loan, for any Due Date therefor as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Monthly Payment (or, in the case of a Balloon Mortgage Loan described in the preceding sentence of this definition, the Assumed Monthly Payment) that was due in respect of the related Mortgage Loan for the last Due Date prior to its becoming an REO Loan.

     "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of (i) the aggregate amount relating to the Trust Fund on deposit in the Certificate Account and the Distribution Account as of the close of business on the related Determination Date, (ii) the aggregate amount of any Delinquency Advances made by the Master Servicer or Trustee for such Distribution Date pursuant to Section 4.03, (iii) the aggregate of any Compensating Interest Payments made by the Master Servicer for such Distribution Date pursuant to Section 3.19, (iv) the aggregate amount of any Excess Interest received for such Distribution Date, and (v) in the case of the Final Distribution Date, the aggregate of any Liquidation Proceeds paid by the Master Servicer or the Depositor in connection with a purchase of all the Mortgage Loans and any REO Properties pursuant to Section 9.01, net of (b) the aggregate portion of the amount described in clause (a) hereof that represents one or more of the following: (i) Monthly Payments paid by the Mortgagors that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from the Certificate Account pursuant to clauses (ii) - (xvi), inclusive, of Section

3.05(a), (iii) any amounts payable or reimbursable to any Person from the Distribution Account pursuant to clauses (ii) - (vii), inclusive, of Section 3.05(b), (iv) Prepayment Premiums, and (v) any amounts deposited in the Certificate Account or the Distribution Account, as the case may be, in error. Notwithstanding the investment of funds held in the Certificate Account pursuant to Section 3.06, for purposes of calculating the Available Distribution Amount, the amounts so invested shall be deemed to remain on deposit in such account.

     "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Maturity Date.

     "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Monthly Payment payable on the Maturity Date of such Mortgage Loan.

     "Balloon Payment Interest Excess": With respect to any Balloon Mortgage Loan as to which the Stated Maturity Date occurs after the first day of, but on or before the Determination Date in, any calendar month, the amount of interest (net of related Master Servicing Fees) accrued on such Mortgage Loan from the beginning of such month to, but not including, such Stated Maturity Date, to the extent such interest is actually paid by the related Mortgagor in connection with the payment of the related Balloon Payment during the Collection Period in which such Stated Maturity Date occurs.

     "Balloon Payment Interest Shortfall": With respect to any Balloon Mortgage Loan as to which the Stated Maturity Date occurs after the Determination Date in any calendar month, the amount of interest that would have accrued on such Mortgage Loan at the related Net Mortgage Rate from such Stated Maturity Date through the end of such calendar month, to the extent not paid by the related Mortgagor.

     "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

     "Breach": As defined in Section 2.03(a).

     "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, and the cities in which the Primary Servicing Offices of the Master Servicer and the Special Servicer and the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to remain closed.

     "Cash  Collateral  Account":  With respect to any Mortgage  Loan that has a
LockBox Account, any account or accounts created pursuant to the related Mortgage Loan, Cash Collateral Account Agreement or other loan document, into which account or accounts the LockBox Account monies are swept on a regular basis for the benefit of the Trustee as successor to the Mortgage Loan Seller's interest in the Mortgage Loans. Any Cash Collateral Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive all reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and Section 3.06, which Person shall be taxed on all reinvestment income or gain thereon. The Master Servicer shall be permitted to make withdrawals therefrom solely for deposit into the Certificate Account. To the extent not inconsistent with the terms of the related Mortgage Loan, each such Cash Collateral Account shall be an Eligible Account.

     "Cash Collateral Account Agreement": With respect to any Mortgage Loan, the cash collateral account agreement, if any, between the originator of such Mortgage Loan and the related Mortgagor, pursuant to which the related Cash Collateral Account, if any, may have been established.

     "CERCLA":  The  Comprehensive  Environmental  Response,   Compensation  and
Liability Act of 1980, as amended.

     "Certificate":   Any   one  of  the   Depositor's   Mortgage   Pass-Through
Certificates, Series 1997-C2, as executed by the Trustee and authenticated and delivered hereunder by the Certificate Registrar.

     "Certificate Account": The custodial account or accounts created and maintained pursuant to Section 3.04(a) in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.04(a) shall be deposited directly. Any such account or accounts shall be an Eligible Account.

     "Certificate Factor": With respect to any Class of REMIC III Regular Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the then related Class Principal Balance or the Class Notional Amount, as the case may be, and the denominator of which is the related Initial Class Principal Balance or the Initial Class Notional Amount, as the case may be.

     "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, the Special Servicer, the Trustee, the Depositor or any Affiliate of either shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver has been obtained, except as otherwise provided in

Sections 7.04 and 11.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer, the Special Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate Notional Amount": With respect to any Class X Certificate, as of any date of determination, the then notional principal amount on which such Certificate accrues interest equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Notional Amount of the Class X Certificates.

     "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

     "Certificate Principal Balance": With respect to any Principal Balance Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Principal Balance of the Class of Certificates to which such Certificate belongs.

     "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 5.02.

     "Class":   Collectively,   all  of  the   Certificates   bearing  the  same
alphabetical and, if applicable, numerical class designation.

     "Class A Certificate": Any one of the Class A-1, Class A-2 or Class A-3 Certificates.

     "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class A-3 Certificate": Any one of the Certificates with a "Class A-3" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-7 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-8 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-9 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-10 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class H Certificate": Any one of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-11 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class J Certificate": Any one of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-12 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class K Certificate": Any one of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-13 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class LA-1 Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class A-1 Pass-Through Rate.

     "Class LA-2 Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class A-2 Pass-Through Rate.

     "Class LA-3 Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class A-3 Pass-Through Rate.

     "Class LB Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class B Pass-Through Rate.

     "Class LC Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class C Pass-Through Rate.

     "Class LD Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class D Pass-Through Rate for such Distribution Date.

     "Class LE Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class E Pass-Through Rate for such Distribution Date.

     "Class LF Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class F Pass-Through Rate for such Distribution Date.

     "Class LG Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class G Pass-Through Rate for such Distribution Date.

     "Class LH Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class H Pass-Through Rate for such Distribution Date.

     "Class LJ Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class J Pass-Through Rate for such Distribution Date.

     "Class LK Component": The amount, if any, by which the Weighted Average Net Mortgage Rate for such Distribution Date exceeds the Class K Pass-Through Rate for such Distribution Date.

     "Class Notional Amount": The aggregate notional principal amount on which the Class X Certificates accrue interest from time to time which, as of any date of determination, is equal to the then aggregate of the Uncertificated Principal Balances of REMIC II Regular Interests LA-1, LA-2, LA-3, LB, LC, LD, LE, LF, LG, LH, LJ and LK.

     "Class Principal Balance": The aggregate principal amount of any Class of Principal Balance Certificates outstanding as of any date of determination. On each Distribution Date, the Class Principal Balance of each Class of the Principal Balance Certificates shall be reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to
Section 4.01(c) and, if and to the extent appropriate, shall be further reduced on such Distribution Date as provided in Section 4.04(c).

     "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-14 attached hereto, and evidencing the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

     "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-15 attached hereto, and evidencing the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

     "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-16 attached hereto, and evidencing the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

     "Class R-I Distribution Amount": Any amounts available to be paid to the holders of the Class R-I Certificates after all REMIC I Regular Interests have been paid in full.

     "Class R-II Distribution Amount": Any amounts available to be paid to the holders of the Class R-II Certificates after all REMIC II Regular Interests have been paid in full.

     "Class X Certificate": Any one of the Certificates with a "Class X" designation on the face thereof, substantially in the form of Exhibit A-1, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class X Component": Any of the 12 components comprising the Class X Certificates which are identified as Class LA-1, LA-2, LA-3, LB, LC, LD, LE, LF, LG, LH, LJ and LK Components.

     "Closing Date": December 23, 1997.

     "Code": The Internal Revenue Code of 1986.

     "Collection Period": With respect to any Distribution Date, the period commencing immediately following the prior such period (or, in the case of the initial Collection Period, commencing immediately following the Cut-off Date) and ending on and including the related Determination Date.

     "Collection Report": The monthly report to be prepared by the Master Servicer and delivered to the Trustee and the Depositor pursuant to Section 4.02(b).

     "Commission": The Securities and Exchange Commission.

     "Compensating Interest Payments": Any payment required to be made by the Master Servicer pursuant to Section 3.19(f) to cover Prepayment Interest Shortfalls or Section 3.19(e) to cover Balloon Payment Interest Shortfalls.

     "Component Rate": As to each of the Class X Components, the rate set forth below with respect thereto:

     "Controlling Class": As of any date of determination, the outstanding Class of Principal Balance Certificates with the lowest Payment Priority (the Class A Certificates being treated as a single Class for this purpose) that has a then outstanding Class Principal Balance at least equal to 25% of the Initial Class Principal Balance thereof (or, if no Class of Principal Balance Certificates outstanding has a Class Principal Balance at least equal to 25% of the Initial Class Principal Balance thereof, then the "Controlling Class" shall be the outstanding Class of Principal Balance Certificates with the then largest remaining Class Principal Balance, and if two or more classes of Principal Balance Certificates have the largest remaining Class Principal Balances, the outstanding class of Principal Balance Certificates with the lowest Payment Priority). Initially, the Controlling Class will consist of the Class K Certificates.

     "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 2 International Place, 5th Floor, Boston, MA 02110, Attention: Corporate Trust Department - GMAC Commercial Mortgage Securities, Inc. Series 1997-C2.

     "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan" (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or a related Mortgaged Property becoming an REO Property).

     "CPR": An assumed constant rate of prepayment each month (which is quoted on a per annum basis) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans.

     "Credit File": Any documents, other than documents required to be part of the related Mortgage File, in the possession of the Master Servicer or Special Servicer and relating to the origination and servicing of any Mortgage Loan.

     "Cross-Collateralized Mortgage Loans": Any two or more Mortgage Loans listed on the Mortgage Loan Schedule that are cross-collateralized with each other.

     "Current Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the aggregate of:

          (a) the principal portions of all Monthly Payments (other than Balloon Payments) and any Assumed Monthly Payments due or deemed due, as the case may be, in respect of the Mortgage Loans and any REO Loans for their respective Due Dates occurring during the related Collection Period;

          (b) all Principal Prepayments received on the Mortgage Loans during the related Collection Period;

          (c) with respect to any Balloon Mortgage Loan as to which the related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (exclusive of any Principal Prepayment and any amount described in subclause (d) below) that was made by or on behalf of the related Mortgagor during the related Collection Period, net of any portion of such payment that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of such Balloon Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

          (d) that portion of all Liquidation Proceeds and Insurance Proceeds received on or in respect of the Mortgage Loans during the related Collection Period that were identified and applied by the Master Servicer as recoveries of principal thereof, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Monthly Payment deemed due, in respect of any such Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

          (e) that portion of all Liquidation Proceeds, Insurance Proceeds and REO Revenues received on or in respect of any REO Properties during the related Collection Period that were identified and applied by the Master Servicer as recoveries of principal of the REO Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Monthly Payment deemed due, in respect of any such REO Loan or the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered.

     "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor, the Mortgage Loan Seller or an Affiliate of either of them.

     "Cut-off Date": December 1, 1997.

     "Cut-off Date Principal Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received.

     "DCR": Duff & Phelps Credit Rating Co. or its successor in interest. If neither such rating agency nor any successor remains in existence, "DCR" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer and specific ratings of Duff & Phelps Credit Rating Co. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Debt Service Coverage Ratio": With respect to any Mortgage Loan (or group of Cross-Collateralized Mortgage Loans) for any specified period, the debt service coverage ratio calculated in accordance with Exhibit I using the methodologies set forth in Exhibit F.

     "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, other than a reduction resulting from a Deficient Valuation.

     "Defaulted Mortgage Loan": A Mortgage Loan that is delinquent in an amount equal to at least two Monthly Payments or is delinquent thirty days or more in respect of its Balloon Payment, if any, in either case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note.

     "Default  Interest":  With  respect to any  Mortgage  Loan (or  related REO
Loan), any amounts collected thereon, other than late payment charges and Prepayment Premiums, that represent penalty interest in excess of interest on the principal balance of such Mortgage Loan (or REO Loan) accrued at the related Mortgage Rate.

     "Defeasance Collateral": Noncallable government obligations of (or non-callable obligations, fully guaranteed as to timely payment by) the United States of America, as are permitted under the terms of a Mortgage Note or related Mortgage Loan Documents, but only if such obligations or assets constitute "government securities" under the defeasance rule of the REMIC Provisions.

     "Defeasance Loan": A Mortgage Loan that is designated as such on the Mortgage Loan Schedule.

     "Defeasance Option": The right of a Mortgagor, pursuant to the terms of the related Mortgage Note or related Mortgage Loan Documents, to obtain a release of the related Mortgaged Property from the lien of the related Mortgages upon the pledge to the Trustee of Defeasance Collateral.

     "Defect": As defined in Section 2.02(e).

     "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

     "Definitive Certificate": As defined in Section 5.03(a).

     "Deleted Mortgage Loan": means a Mortgage Loan which is repurchased from the Trust pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted.

     "Delinquency Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer or the Trustee pursuant to Section 4.03.

     "Delinquency Advance Date": The Business Day preceding each Distribution Date.

     "Delinquent Loan Status Report": A report or reports setting forth, among other things, those Mortgage Loans which, as of the close of business on the immediately preceding Determination Date, were (i) delinquent 30-59 days, (ii) delinquent 60-89 days, (iii) delinquent 90 days or more, (iv) current but specially serviced, (v) in foreclosure but as to which the related Mortgaged Property had not become REO Property, or (vi) related to Mortgaged Property which had become REO Property, together with such additional information in respect of each such Mortgage Loan as is contemplated on Exhibit H hereto.

     "Depositor": GMAC Commercial Mortgage Securities, Inc. or its successor in interest.

     "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those

Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

     "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date": With respect to any Distribution Date, the 5th day of the month in which such Distribution Date occurs, or if such 5th day is not a Business Day, the Business Day immediately preceding.

     "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof that are not (within the meaning of Treasury regulations Section 1.512(b)-1(c)(5)) customarily provided to tenants in connection with the rental of space for occupancy, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers in the ordinary course of a trade or business, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I, in each case other than through an Independent Contractor; provided, however, that the Trustee (or the Special Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs (of the type that would be deductible under Code Section 162) or capital expenditures with respect to such REO Property.

     "Discount Rate": With respect to each Mortgage Loan as to which there has been a prepayment during a Collection Period and for which a Prepayment Premium is collected, the yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519) for the constant maturity treasury having a maturity coterminous with the Maturity Date or Anticipated Repayment Date of such Mortgage Loan as of the related Determination Date.

     "Discount Rate Fraction": With respect to the distribution of any Prepayment Premium received with respect to any Mortgage Loan to one or more Classes of Certificates on any Distribution Date, a fraction (not greater than 1.0 or less than zero), (a) the numerator of which is equal to the excess of (x) the Pass-Through Rate for such Class of Certificates over (y) the relevant Discount Rate and (b) the denominator of which is equal to the excess of (x) the Mortgage Rate of the related Mortgage Loan over (y) the relevant Discount Rate; provided, that if there are two or more of such Classes of Certificates entitled to distributions from the Principal Distribution Amount on such Distribution Date, the Pass-Through Rate for purposes of clause (x) above will be the Pass-Through Rate for the Class with the earlier alphabetic designation.

     "Distributable Certificate Interest": With respect to any Class of REMIC III Regular Certificates, for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date allocated to such Class of Certificates as set forth below. The Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated on such Distribution Date: first, to the respective Classes of Principal Balance Certificates (other than the Class A Certificates), sequentially in reverse alphabetical order of Class designation, in each case up to the amount of any Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date; and thereafter, among the respective Classes of Senior
Certificates, pro rata, in accordance with the respective amounts of Accrued Certificate Interest for such Classes of Certificates for such Distribution Date.

     "Distribution Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) in trust for the Certificateholders, which shall be entitled "State Street Bank and Trust Company, as Trustee, in trust for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2". Any such account or accounts shall be an Eligible Account.

     "Distribution Date": The 15th day of any month, or if such 15th day is not a Business Day, the Business Day immediately following, commencing in January 1998.

     "Distribution Date Statement": As defined in Section 4.02(a).

     "Due Date": With respect to (i) any Mortgage Loan on or prior to its Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be first due; (ii) any Balloon Mortgage Loan after the Maturity Date therefor, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan had been scheduled to be first due; and (iii) any REO Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on the related Mortgage Loan had been scheduled to be first due.

     "Eligible Account": An account that is any of the following: (i) maintained with a depository institution or trust company whose (A) commercial paper, short-term unsecured debt obligations or other short-term deposits are rated at least P-1 by Moody's and if rated by DCR, D-1 (or its equivalent) if the deposits are to be held in the account for less than 30 days, or (B) long-term unsecured debt obligations are rated at least Aa3 (or its equivalent) and if rated by DCR, AA, if the deposits are to be held in the account more than 30 days, or (ii) a segregated trust account or accounts maintained in the trust department of the Trustee or other financial institution subject to regulations regarding fiduciary funds on deposit similar to Title

12 of the Code of Federal Regulations Section 9.10(b), or (iii) an account or accounts of a depository institution acceptable to each Rating Agency, as evidenced by written confirmation from such Rating Agency to the effect that use of any such account as the Certificate Account or the Distribution Account would not result in the downgrade, qualification or withdrawal of the rating then assigned to any Class of Certificates by such Rating Agency.

     "Emergency Advance": Any Servicing Advance that must be made within five Business Days by the Special Servicer in order to avoid any material penalty, any material harm to a Mortgaged Property or any other material adverse consequence to the Trust Fund.

     "Environmental Assessment": A "Phase I assessment" conducted in accordance with ASTM Standard E 1527-93 or any successor thereto published by ASTM.

     "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

     "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Mortgagor for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items in respect of the related Mortgaged Property.

     "Event of Default": One or more of the events described in Section 7.01(a).

     "Excess Interest": With respect to each of the ARD Loans, interest accrued on such ARD Loan and allocable to the Excess Rate. The Excess Interest is an asset of the Trust Fund.

     "Excess Rate": With respect to each ARD Loan after the related Anticipated Repayment Date, the excess of (i) the applicable Revised Rate over (ii) the applicable initial Mortgage Rate, each as set forth in the Mortgage Loan Schedule.

     "Exchange Act": The Securities Exchange Act of 1934, as amended.

     "FDIC": Federal Deposit Insurance Corporation or any successor.

     "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

     "Final Distribution Date": The final Distribution Date on which any distributions are to be made on the Certificates as contemplated by Section 9.01.

     "Final Recovery Determination": A determination by the Special Servicer with respect to any defaulted Mortgage Loan or REO Property (other than a Mortgage Loan or REO Property, as the case may be, that was purchased by a Mortgage Loan Seller pursuant to Section 6 of the related Mortgage Loan Purchase Agreement, by the Majority Certificateholder of a

Controlling Class pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Master Servicer or the Depositor pursuant to Section 9.01) that, in the reasonable and good faith judgment of the Special Servicer, there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that, in the Special Servicer's judgment, exercised without regard to any obligation of the Master Servicer or the Special Servicer to make payments from its own funds pursuant to Section 3.07(b), will ultimately be recoverable.

     "Fixed Rate Mortgage Loan": A Mortgage Loan as to which the related Mortgage Note provides, as of the Closing Date, for a Mortgage Rate that remains fixed through the remaining term thereof (without regard to any extension at the Mortgagor's or the mortgagee's option under the terms of the related Mortgage Loan documents).

     "FNMA": Federal National Mortgage Association or any successor.

     "GMACCM":   GMAC  Commercial  Mortgage  Corporation  or  its  successor  in interest.

     "GACC": German American Capital Corporation or its successor in interest.

     "Gross Margin": With respect to each Adjustable Rate Mortgage Loan (and any successor REO Loan), the fixed number of percentage points set forth in the Mortgage Loan Schedule that is added to the applicable value of the related Index on each Interest Rate Adjustment Date in accordance with the terms of the related Mortgage Note to determine, subject to any applicable periodic and lifetime limitations on adjustments thereto, the related Mortgage Rate.

     "Ground Lease": The ground lease pursuant to which any Mortgagor holds a leasehold interest in the related Mortgaged Property.

     "GSMC": Goldman Sachs Mortgage Company or its successor in interest.

     "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

     "Historical Loan Modification Report": A report or reports setting forth, among other things, those Mortgage Loans which, as of the close of business on the immediately preceding Determination Date, have been modified pursuant to this Agreement (i) during the

Collection Period ending on such Determination Date and (ii) since the Cut-off Date, showing the original and the revised terms thereof, together with such additional information in respect of each such Mortgage Loan as is contemplated by Exhibit H hereto.

     "Historical Loss Report": A report or reports setting forth, among other things, as of the close of business on the immediately preceding Determination Date, (i) the amount of Liquidation Proceeds and Liquidation Expenses, both for the Collection Period ending on such Determination Date and for all prior Collection Periods, and (ii) the amount of Realized Losses occurring during such Collection Period and historically, set forth on a Mortgage Loan-by-Mortgage Loan and REO Property-by-REO Property basis, together with such additional information in respect of each Mortgage Loan and REO Property as to which a Final Recovery Determination has been made as is contemplated by Exhibit H hereto.

     "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the Special Servicer, the Trustee and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer, the Trustee or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Special Servicer, the Trustee or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer or any Affiliate thereof, as the case may be.

     "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust Fund, delivered to the Trustee), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or any other Person upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     "Index": With respect to each Adjustable Rate Mortgage Loan (and any successor REO Loan), for each Interest Rate Adjustment Date, the base index used to determine the new Mortgage Rate in effect thereon as specified in the related Mortgage Note. If the Index currently in effect for any Adjustable Rate Mortgage Loan (or successor REO Loan) ceases to be available, the Master Servicer shall, subject to Section 3.19 and the terms of the related Mortgage Note, select a comparable alternative index.

     "Initial Balance": The aggregate Cut-off Date Principal Balance of the Mortgage Loans.

     "Initial Class Notional Amount": With respect to the Class X Certificates, the initial Class Notional Amount thereof as of the Closing Date, equal to $1,072,702,289.

     "Initial Class Principal Balance": With respect to any Class of Principal Balance Certificates, the initial Class Principal Balance thereof as of the Closing Date, in each case as set forth in the Preliminary Statement.

     "Insurance Policy": With respect to any Mortgage Loan, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan or the related Mortgaged Property.

     "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor, in either case, in accordance with the Servicing Standard (including any amounts paid by the Master Servicer or Special Servicer pursuant to Section 3.07).

     "Interest Accrual Period": With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

     "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan (and any successor REO Loan), any date on which the related Mortgage Rate is subject to adjustment pursuant to the related Mortgage Note. The first Interest Rate Adjustment Date subsequent to the Cut-off Date for each Adjustable Rate Mortgage Loan is specified in the Mortgage Loan Schedule, and successive Interest Rate Adjustment Dates for such Mortgage Loan (and any successor REO Loan) shall thereafter periodically occur with the frequency specified in the Mortgage Loan Schedule.

     "Interested Person": The Depositor, the Master Servicer, the Special Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

     "Issue Price": With respect to each Class of Certificates, the "issue price" as defined in the REMIC Provisions.

     "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, whether as payments, Insurance Proceeds, Liquidation Proceeds, payments of Substitution Shortfall Amounts, or otherwise, which represent late payments or collections of principal or interest due in respect of such Mortgage Loan (without regard to any acceleration of amounts due thereunder by reason of default) on a Due Date in a previous Collection Period and not previously recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of principal or interest due or deemed due in respect of such REO Loan or the predecessor Mortgage Loan (without regard to any acceleration of amounts due under the predecessor Mortgage Loan by reason of default) on a Due Date in a previous Collection Period and not previously recovered. The term "Late Collections" shall specifically exclude Penalty Charges.

     "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by a Mortgage Loan Seller pursuant to Section 6 of the related Mortgage Loan Purchase Agreement; (iv) such Mortgage Loan is purchased by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b); (v) such Mortgage Loan is purchased by the Master Servicer or the Special Servicer pursuant to Section 3.18(c); or (vi) such Mortgage Loan is purchased by the Master Servicer or the Depositor pursuant to Section 9.01. With respect to any REO Property (and the related REO Loan), any of the following events: (i) a Final Recovery Determination is made with respect to such REO Property; or (ii) such REO Property is purchased by the Master Servicer pursuant to Section 9.01.

     "Liquidation Expenses": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Special Servicer in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property pursuant to Section 3.09 or 3.18 (including, without limitation, legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

     "Liquidation Fee": With respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Mortgage Loan or REO Property purchased by the Majority Certificateholder of the Controlling Class, the Master Servicer or the Special Servicer pursuant to Section 3.18 or by the Master Servicer or the Depositor pursuant to Section 9.01), the fee designated as such and payable to the Special Servicer pursuant to Section 3.11(c).

     "Liquidation Fee Rate": With respect to each Specially Serviced Mortgaged Loan or REO Property as to which a Liquidation Fee is payable, 1.00%.

     "Liquidation Proceeds": Cash amounts (other than Insurance Proceeds and REO Revenues) received or paid by the Master Servicer or the Special Servicer in connection with:

(i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation; (ii) the liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a Mortgagor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by a Mortgage Loan Seller pursuant to Section 6 of the related Mortgage Loan Purchase Agreement; (vi) the payment of any Substitution Shortfall Amount by a Mortgage Loan Seller pursuant to Section 6 of the related Mortgage Loan Purchase Agreement; or (vii) the purchase of a Mortgage Loan or REO Property by the Master Servicer or the Depositor pursuant to Section 9.01.

     "Loan-to-Value Ratio": With respect to any Mortgage Loan, as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the then unpaid principal balance of such Mortgage Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property as determined by an Appraisal thereof.

     "Lock-Box Account": With respect to any Mortgaged Property, if applicable, any account created pursuant to any documents relating to a Mortgage Loan to receive revenues therefrom. Any Lock-Box Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and Section 3.06, which Person shall be taxed on all reinvestment income or gain thereon. The Master Servicer shall be permitted to make withdrawals therefrom for deposit into the related Cash Collateral Accounts.

     "Lock-Box Agreement": With respect to any Mortgage Loan, the lock-box agreement, if any, between the originator of such Mortgage Loan and the Mortgagor, pursuant to which the related Lock-Box Account, if any, is to be established.

     "Loss Reimbursement Amount": With respect to any REMIC I Regular Interest and any Distribution Date (except the initial Distribution Date, with respect to which the Loss Reimbursement Amount for such REMIC I Regular Interest will be zero), an amount equal to (a)(i) the Loss Reimbursement Amount with respect to such REMIC I Regular Interest for the immediately preceding Distribution Date, minus (ii) the aggregate of all reimbursements deemed made to REMIC II on the immediately preceding Distribution Date pursuant to Section 4.01(a)(iii) with respect to such REMIC I Regular Interest, plus (iii) the aggregate of all reductions made to the Uncertificated Principal Balance of (and, accordingly, the aggregate of all Realized Losses and Additional Trust Fund Expenses deemed allocated to) such REMIC I Regular Interest on the immediately preceding
Distribution Date pursuant to Section 4.04(a), plus (b) one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months or, if the related Mortgage Loan or REO Loan accrues interest on a different basis, on such alternative basis) on the amount described in clause
(a) of the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for the current Distribution Date.

     "MAI": Member of Appraisal Institute.

     "Majority Certificateholder": With respect to any specified Class or Classes of Certificates, as of any date of determination, any Holder or particular group of Holders of Certificates of such Class or Classes, as the case may be, entitled to a majority of the Voting Rights allocated to such Class or Classes, as the case may be.

     "Master Servicer": GMACCM, or any successor master servicer appointed as herein provided.

     "Master  Servicer   Remittance  Date":  The  Business  Day  preceding  each
Distribution Date.

     "Master Servicer Remittance Report": A data file prepared by the Master Servicer and in such media as may be agreed upon by the Master Servicer and the Trustee containing such information regarding the Mortgage Loans as will permit the Trustee to calculate the amounts to be distributed to the Certificateholders pursuant to this Agreement and to furnish the Distribution Date Statement to Certificateholders required to be delivered hereunder and containing such additional information as the Master Servicer, the Trustee and the Depositor may from time to time mutually agree.

     "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee designated as such and payable to the Master Servicer pursuant to
Section 3.11(a).

     "Master Servicing Fee Rate": With respect to each Mortgage Loan and REO Loan acquired by the Depositor from the following Persons, the rate set forth opposite the name of such Person:

                  GACC                      0.0225%
                  GMACCM                    0.0200%
                  GSMC                      0.0200%

     "Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note, after taking into account all Principal Prepayments received prior to such date of determination and any extension permitted at the Mortgagor's option under the terms of the related Mortgage Note (as in effect on the Closing Date) and this Agreement, but without giving effect to (i) any acceleration of the principal of such Mortgage Loan by reason of default thereunder, (ii) any grace period permitted by the related Mortgage Note, or (iii) any modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20.

     "Modified Mortgage Loan": Any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Special Servicer pursuant to Section 3.20 in a manner that:

          (A) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing current Monthly Payments with respect to such Mortgage Loan);

          (B) except as expressly contemplated by the related Mortgage, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as is), as determined by an Appraisal delivered to the Special Servicer (at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely), of the property to be released; or

          (C) in the good faith and reasonable judgment of the Special Servicer, otherwise materially impairs the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

     "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and/or interest on such Mortgage Loan, including any Balloon Payment, which is payable by a Mortgagor from time to time under the terms of the related Mortgage Note (as such may be modified at any time following the Closing Date) and applicable law.

     "Moody's": Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Mortgage": With respect to any Mortgage Loan, separately and collectively, as the context may require, each mortgage, deed of trust or other instrument securing a Mortgage Note and creating a lien on the related Mortgaged Property.

     "Mortgage File": With respect to any Mortgage Loan, subject to Section 2.01(b), collectively the following documents:

     (1) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, in blank or to the order of the

     Trustee in the following form: "Pay to the order of State Street Bank and Trust Company, as Trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, without recourse";

     (2) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

     (3) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee, or if none by the originator, either in blank or in favor of the Trustee (in such capacity);

     (4) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

     (5) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee, or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage, referred to in clause (3) above;

     (6) an original or a copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

     (7) an original assignment or a copy of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (3) above;

     (8) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

     (9) the original or a copy of the lender's title insurance policy issued as of the date of the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

     (10) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan which was in the possession of the Mortgage Loan Seller at the time the Mortgage Files were delivered to the Trustee;

     (11) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

     (12) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

     (13) the related Ground Lease or a copy thereof, if any, and

     (14) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

     "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund (including, without limitation, all Replacement Mortgage Loans). As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File.

     "Mortgage Loan Accrual Period": With respect to any Mortgage Loan and any Due Date therefor, the one month period immediately preceding such Due Date.

     "Mortgage Loan Accrued Interest": With respect to any Mortgage Loan for any related Mortgage Loan Accrual Period, the aggregate amount of interest accrued in respect of such Mortgage Loan during such Mortgage Loan Accrual Period at the Mortgage Rate then in effect.

     "Mortgage Loan Purchase Agreement": With respect to any Mortgage Loan Seller, the agreement between the Depositor and such Mortgage Loan Seller, relating to the transfer of all of such Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans.

     "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Closing Date to the Trustee as part of the Trust Fund, attached hereto as
Schedule I, which list sets forth the following information with respect to each Mortgage Loan:

     (i) the loan number;

     (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

     (iii) the (A) Mortgage Rate in effect as of the Cut-off Date and (B) whether such Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed-Rate Loan;

     (iv) the original principal balance;

     (v) the Cut-off Date Principal Balance;

     (vi) the (A) remaining term to stated maturity, (B) with respect to each ARD Loan, the Anticipated Repayment Date and (C) Stated Maturity Date;

     (vii) the Due Date;

     (viii) the amount of the Monthly Payment due on the first Due Date following the Cutoff Date;

     (ix) in the case of an Adjustable Rate Mortgage Loan, the (A) Index, (B) Gross Margin, (C) first Mortgage Rate adjustment date following the Cut-off Date and the frequency of Mortgage Rate adjustments, and (D) maximum and minimum lifetime Mortgage Rate;

     (x) whether such Mortgage Loan is an ARD Loan or a Defeasance Loan; and

     (xi) the Servicing Fee Rate.

Such schedule shall also set forth the aggregate Cut-off Date Principal Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

     "Mortgage Loan Seller": Any of GMACCM, GSMC and GACC.

     "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto.

     "Mortgage Pool": Collectively, all of the Mortgage Loans (including any REO Loans and Replacement Loans, but excluding Deleted Mortgage Loans).

     "Mortgage Rate": With respect to: (i) any Mortgage Loan on or prior to its Maturity Date, the fixed or adjustable annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note (as such may be modified at any time following the Closing Date) and applicable law; (ii) any Mortgage Loan after its Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Maturity Date; and (iii) any REO Loan, the annualized rate described in clause (i) or (ii), as applicable, above determined as if the predecessor Mortgage Loan had remained outstanding.

     "Mortgaged Property": Individually and collectively, as the context may require, the real property interest subject to the lien of a Mortgage and constituting collateral for a Mortgage Loan. With respect to any Cross-Collateralized Mortgage Loan, as the context may require, "Mortgaged Property" may mean, collectively, all the Mortgaged Properties securing such Cross-Collateralized Mortgage Loan.

     "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

     "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period, exceeds (b) the aggregate amount deposited by the Master Servicer in the Distribution Account for such Distribution Date pursuant to Section 3.19(f) in connection with such Prepayment Interest Shortfalls.

     "Net Default Interest": With respect to any Mortgage Loan, any Default Interest actually collected thereon, net of any portion thereof allocable to pay the Special Servicer any Liquidation Fee or Workout Fee in respect of such Mortgage Loan and further net of any Advance Interest accrued on Advances made in respect of such Mortgage Loan and reimbursable from such Default Interest in accordance with Section 3.05(a).

     "Net Investment Earnings": With respect to any of the Certificate Account, the Distribution Account or the REO Account for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds relating to the Trust Fund held in such account, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

     "Net Investment Loss": With respect to any of the Certificate Account, the Distribution Account or the REO Account for any Collection Period, the amount by which the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of funds relating to the Trust Fund held in such account in accordance with Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

     "Net Mortgage Rate": With respect to any Mortgage Loan or REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate then in effect, minus the Servicing Fee Rate but for purposes of calculating the REMIC I Remittance Rate, the REMIC II Remittance Rate, and Weighted Average Net Mortgage Rate, determined without regard to any modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by the Master Servicer or Special Servicer or resulting from (i) the bankruptcy, insolvency or similar proceeding involving the related Mortgagor or (ii) the application of the Revised Rate to any ARD Loan and, with respect to any Mortgage Loan that does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months, the Net Mortgage Rate of such Mortgage Loan for such purposes for any one-month preceding a related Due Date will be the annualized rate at which interest would have to accrue in respect of such loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related Mortgage Rate (net of the related Servicing Fee Rate).

     "Net Operating Income": With respect to any Mortgaged Property, for any specified period, the net operating income calculated in accordance with Exhibit G using the methodologies set forth in Exhibit F.

     "Nonrecoverable   Advance":  Any  Nonrecoverable   Delinquency  Advance  or
Nonrecoverable Servicing Advance.

     "Nonrecoverable Delinquency Advance": Any Delinquency Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Loan which, in the judgment of the Master Servicer or, if applicable, the Trustee will not be ultimately recoverable (together with Advance Interest thereon) from late payments, Insurance Proceeds or Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Loan. The determination by the Master Servicer or, if applicable, the Trustee, that it has made a Nonrecoverable Delinquency Advance or that any proposed Delinquency Advance, if made, would constitute a Nonrecoverable Delinquency Advance, shall be evidenced by an Officer's Certificate delivered to the Depositor and delivered to or retained by the Trustee, detailing a reasonable basis for such determination. The Trustee shall be entitled to rely conclusively upon any such Officer's Certificate of the Master Servicer.

     "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property which, in the judgment of the Master Servicer, the Special Servicer or, if applicable, the Trustee, will not be ultimately recoverable (together with Advance Interest thereon) from late payments, Insurance Proceeds, Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Property. The determination by the Master Servicer, the Special Servicer or, if applicable, the Trustee that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be evidenced by an Officers' Certificate delivered to the Depositor and delivered to or retained by the Trustee, detailing a reasonable basis for such determination. The Trustee shall be entitled to rely conclusively upon any such Officer's Certificate of the Master Servicer or the Special Servicer, and the Master Servicer shall be entitled to rely conclusively upon such Officer's Certificate of the Special Servicer.

     "Non-Registered  Certificate":   Unless  and  until  registered  under  the
Securities Act, any Class F, Class G, Class H, Class J, Class K or Residual Certificate.

     "Officer's  Certificate":   A  certificate  signed,  as  applicable,  by  a
Servicing Officer of the Master Servicer or the Special Servicer or by a Responsible Officer of the Trustee.

     "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer or the Special Servicer, acceptable and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of REMIC I, REMIC II or REMIC III as a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who is in fact Independent of the Depositor, the Master Servicer and the Special Servicer.

     "OTS": The Office of Thrift Supervision or any successor thereto.

     "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof may have and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Pass-Through Rate": With respect to:

     (1) the Class X Certificates, (a) for the initial Distribution Date 1.273% per annum, and (b) for any subsequent Distribution Date, the per annum rate, expressed as a percentage, obtained by dividing (i) the sum of the product of (a) the Uncertificated

     Principal Balance of each Class of REMIC II Regular Interest immediately prior to such Distribution Date and (b) the related Component Rate for such Distribution Date by (ii) the Class Notional Amount.

     (2) the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class B Certificates and the Class C Certificates, for any Distribution Date, the respective fixed rates per annum specified as such in the Preliminary Statement; and

     (3) the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class H Certificates, the Class J Certificates and the Class K Certificates, for any Distribution Date, the lesser of the fixed rate per annum specified as such in the Preliminary Statement and the Weighted Average Net Mortgage Rate.

     "Payment Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, any date on which the related Monthly Payment is subject to adjustment pursuant to the related Mortgage Note. The first Payment Adjustment Date subsequent to the Cut-off Date for each Adjustable Rate Mortgage Loan is specified in the Mortgage Loan Schedule, and successive Payment Adjustment Dates for such Mortgage Loan shall thereafter periodically occur with the frequency specified in the Mortgage Loan Schedule.

     "Payment Priority": With respect to any Class of Certificates, the priority of the Holders thereof in respect of the Holders of the other Classes of Certificates to receive distributions out of the Available Distribution Amount for any Distribution Date. The Payment Priority of the respective Classes of Certificates shall be, in descending order, as follows: first, the respective Classes of Senior Certificates, pro rata; second, the Class B Certificates; third, the Class C Certificates; fourth, the Class D Certificates; fifth, the Class E Certificates; sixth, the Class F Certificates; seventh, the Class G Certificates; eighth, the Class H Certificates; ninth, the Class J Certificates; tenth, the Class K Certificates; and last, the respective classes of Residual Certificates.

     "Penalty  Charges":  With respect to any Mortgage  Loan (or  successor  REO
Loan), any amounts collected thereon that represent late payment charges or Default Interest.

     "Percentage Interest": With respect to any REMIC III Regular Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or the Certificate Notional Amount of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Initial Class Principal Balance or Initial Class Notional Amount of the relevant Class. With respect to a Residual Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

     "Permitted Investments": Securities, instruments, or security entitlements with respect to one or more of the following:

     (1) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (2) repurchase agreements on obligations specified in clause (i) maturing not more than 30 days from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

     (3) federal funds, unsecured certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the short-term debt obligations of such depository institution or trust company at all times since the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available (or, if not rated by DCR, rated by at least one additional nationally recognized statistical rating organization);

     (4) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available (or, if not rated by DCR, rated by at least one additional nationally recognized statistical rating organization); provided that such commercial paper shall have a remaining maturity of not more than 30 days;

     (5) a money market fund or a qualified investment fund rated by each Rating Agency in its highest rating category;

     (6) commercial paper of issuers rated by each Rating Agency in its highest short-term rating available (or, if not rated by DCR, rated by at least one additional nationally recognized statistical rating organization); provided that such obligations shall have a remaining maturity of not more than 30 days and such obligations are limited to the right to receive only monthly principal and interest payments;

     (7) short-term debt obligations of issuers rated A-1 (or the equivalent) by each Rating Agency (or, if not rated by DCR, rated by at least one additional nationally recognized statistical rating organization) having a maturity of not more than 30 days; provided that the total amount of such investment does not exceed the greater of (A) 20% of the then outstanding principal balance of the Certificates, and (B) the amount of monthly principal and interest payments (other than Balloon Payments) payable on the Mortgage Loans during the preceding Collection Period; provided, further, and notwithstanding the preceding proviso, that if all of the Mortgage Loans are fully amortizing, then the amount of such investment shall not exceed the amount of monthly principal and interest payments (other than Balloon Payments) payable on the Mortgage Loans during the preceding Collection Period;

     (8) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by DCR, rated by at least one additional nationally recognized statistical rating organization); and

     (9) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and which would not result in the downgrade, qualification or withdrawal of the then-current rating assigned to any Class of Certificates by the Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, (1) the right to receive only interest payments with respect to the underlying debt instrument, (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations, (3) an obligation that has a remaining maturity of greater than 365 days from the date of acquisition thereof. References herein to the highest rating available on money market funds shall mean Aaa in the case of Moody's and AAA in the case of DCR, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean P-1 in the case of Moody's and D-1+ in the case of DCR.

     "Permitted Transferee": Any Transferee other than (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section  1381(a)(2)(C)  of the Code,  (v) any electing large  partnership  under
Section 775 of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the

Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

     "Person": Any legal person, including, without limitation, any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Plan": As defined in Section 5.02.

     "Preliminary Statement": The introductory section in this Agreement found on pages 1 through 3 hereof.

     "Prepayment Assumption": A CPR of 0%, used for determining the accrual of original issue discount, market discount and premium, if any, on the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates for federal income tax purposes.

     "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period, which Principal Prepayment was applied to such Mortgage Loan following such Mortgage Loan's Due Date in such Collection Period, the amount of interest (net of related Master Servicing Fees) accrued on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected (without regard to any Prepayment Premium that may have been collected).

     "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Collection Period, the amount of interest that would have accrued at the related Net Mortgage Rate on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive, to the extent not collected from the related Mortgagor (without regard to any Prepayment Premium that may have been collected).

     "Prepayment Premium": Any premium, penalty or fee paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan or REO Loan.

     "Primary Servicing Office": With respect to each of the Master Servicer and the Special Servicer, the office thereof primarily responsible for performing its respective duties under this Agreement; initially located in Illinois, in the case of the Master Servicer, and California, in the case of the Special Servicer.

     "Principal Allocation Fraction": With respect to any Distribution Date and each of Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Certificates, a fraction the numerator of which is the Principal Distribution Amount allocable to such Class of Certificate for such Distribution Date and the denominator of which is the Principal Distribution Amount for all Classes of Certificates as of such Distribution Date.

     "Principal Balance Certificate": Any REMIC III Regular Certificate other than a Class X Certificate.

     "Principal Distribution Amount": With respect to any Distribution Date, the aggregate of (i) the Current Principal Distribution Amount for such Distribution Date and (ii), if such Distribution Date is subsequent to the initial Distribution Date, the excess, if any, of the Principal Distribution Amount for the preceding Distribution Date, over the aggregate distributions of principal made on the Principal Balance Certificates in respect of such Principal Distribution Amount on the preceding Distribution Date.

     "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "Private Book-Entry Certificate": Any Class F, Class G, Class H, Class J or Class K Certificate registered in the name of the Depository or its nominee.

     "Proposed Plan": As defined in Section 3.17(a)(iii).

     "Prospectus": The Prospectus dated December 17, 1997 as supplemented by the Prospectus Supplement dated December 17, 1997, relating to the offering of the Certificates.

     "PTCE 95-60": As defined in Section 5.02(c)(ii).

     "Purchase Price": With respect to any Mortgage Loan, a price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate in effect from time to time to but not including the Due Date in the Collection Period of purchase , (b) all related unreimbursed Servicing Advances, and (c) if such Mortgage Loan is being purchased by a Mortgage Loan Seller pursuant to Section 6 of the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the Master Servicer (unless such Mortgage Loan Seller is acting as Master Servicer), the Depositor and the Trustee in respect of the Breach or Defect giving rise to the repurchase obligation. With respect to any REO Property, the amount calculated in accordance with the preceding sentence in respect of the related REO Loan.

     "Qualified  Appraiser":  In connection  with the appraisal of any Mortgaged
Property or REO Property, an Independent MAI-designated appraiser or state certified appraiser.

     "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

     "Qualifying Substitute Mortgage Loan" means, in the case of a Deleted Mortgage Loan, a Mortgage Loan which, on the date of substitution, (i) has a principal balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) is accruing interest at a rate of interest at least equal to that of the Deleted Mortgage Loan; (iii) has a fixed Mortgage Rate if the Deleted Mortgage Loan is a Fixed Rate Mortgage Loan and an adjustable Mortgage Rate (with the same Index, Gross Margin and frequency of Interest Rate Adjustment Dates and Payment Adjustment Dates as the Deleted Mortgage Loan) if the Deleted Mortgage Loan is an Adjustable Rate Mortgage Loan;
(iv) is accruing interest on the same basis (for example, a 360-day year consisting of twelve 30-day months) as the Deleted Mortgage Loan; (v) has a remaining term to stated maturity not greater than, and not more than two years less than, that of the Deleted Mortgage Loan; (vi) has an original Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan and a current Loan-to-Value Ratio (equal to the principal balance on the date of substitution divided by its Appraised Value as determined by an Appraisal dated not more than twelve months prior to the date of substitution) not higher than the then current Loan-to-Value Ratio of the Deleted Mortgage Loan; (vii) will comply with all of the representations and warranties relating to Mortgage Loans set forth in the related Mortgage Loan Purchase Agreement, as of the date of substitution;
(viii) has an Environmental Assessment relating to the related Mortgaged Property in its Servicing File; and (ix) as to which the Trustee has received an Opinion of Counsel, at the related Seller's expense, that such Mortgage Loan is a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code; provided that no Mortgage Loan may have a Maturity Date after the date three years prior to the Rated Final Distribution Date, and provided, further, that no such Mortgage Loan shall be substituted for a Deleted Mortgage Loan unless Rating Agency Confirmation is obtained. In the event that either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, then (a) the principal balance referred to in clause (i) above shall be determined on the basis of aggregate principal balances and (b) the rates referred to in clauses (ii) and (iii) above and the remaining term to stated maturity referred to in clause (v) above shall be determined on a weighted average basis. Whenever a Qualifying Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify that such Mortgage Loan meets all of the requirements of this definition and shall send such certification to the Trustee.

     "Rated Final Distribution Date": The Distribution Date in April 2029.

     "Rating Agency": Each of Moody's and DCR.

     "Rating Agency Confirmation": With respect to any matter, where required under this Agreement, confirmation in writing by each Rating Agency that a proposed action, failure to act, or other event specified herein will not in and of itself result in the withdrawal, downgrade, or qualification of the rating assigned by such Rating Agency to any Class of Certificates then rated by such Rating Agency.

     "Realized Loss": With respect to each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (ii) all accrued but unpaid interest on such Mortgage Loan or REO Loan, as the case may be (without taking into account the amounts described in subclause (iv) of this sentence), at the related Mortgage Rate to but not including the Due Date in the Collection Period in which the Final Recovery Determination was made, plus (iii) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (iv) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made (net of any related Liquidation Expenses paid therefrom).

     With respect to any Mortgage Loan as to which any portion of the outstanding principal or accrued interest owed thereunder was forgiven in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20, the amount of such principal or interest so forgiven.

     With respect to any Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20, the amount of the consequent reduction in the interest portion of each successive Monthly Payment due thereon. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

     "Record Date": With respect to any Distribution Date, the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs.

     "Registered Certificates": The Class X, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates.

     "Reimbursement Rate": The rate per annum applicable to the accrual of Advance Interest, which rate per annum shall be equal to the "prime rate" as published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time.

     "REMIC": A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

     "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received or receivable after the Cut-off Date (other than payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents delivered or caused to be delivered under the Mortgage Loan Purchase Agreements with respect to the Mortgage Loans by the Mortgage Loan Sellers; (ii) any REO Properties acquired in respect of the Mortgage Loans; (iii) such funds or assets as from time to time are deposited in the Distribution Account, the Certificate Account and the REO Account (if established); and (iv) the rights of the Depositor under Sections 2, 4(a) and 6 of each Mortgage Loan Purchase Agreement assigned by the Depositor to the Trustee. If a Replacement Mortgage Loan or Loans are substituted for any Deleted Mortgage Loan, the REMIC I Regular Interest that related to the Deleted Mortgage Loan shall thereafter relate to such Replacement Mortgage Loan(s).

     "REMIC I Regular Interest": With respect to each Mortgage Loan (and any successor REO Loan), the separate non-certificated beneficial ownership interest in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance (which shall equal the Cut-off Date Principal Balance of the related Mortgage Loan). The designation for each REMIC I Regular Interest shall be the loan number for the related Mortgage Loan set forth in the Mortgage Loan Schedule. If a Replacement Mortgage Loan or Loans are substituted for any Deleted Mortgage Loan, the REMIC I Regular Interest that related to the Deleted Mortgage Loan shall thereafter relate to such Replacement Mortgage Loan(s).

     "REMIC I Remittance Rate": With respect to any REMIC I Regular Interest for any Distribution Date, a rate per annum equal to the Net Mortgage Rate in effect for the related Mortgage Loan or REO Loan, as the case may be, as of the commencement of the related Collection Period. If any Mortgage Loan included in the Trust Fund as of the closing Date is replaced by a Replacement Mortgage Loan or Loans, the REMIC I Remittance Rate for the related REMIC I Regular Interest shall still be calculated in accordance with the preceding sentence based on the Net Mortgage Rate for the Deleted Mortgage Loan.

     "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests, with respect to which a separate REMIC election is to be made.

     "REMIC II Regular Interest": Any of the 12 separate non-certificated beneficial ownership interests in REMIC II issued hereunder designated as a "regular interest" in REMIC II and identified individually as REMIC II Regular Interests LA-1, LA-2, LA-3, LB, LC, LD, LE, LF, LG, LH, LJ, and LK. Each REMIC II Regular Interest shall accrue interest at the related REMIC II Remittance Rate in effect from time to time and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

     "REMIC II Remittance Rate": With respect to each of REMIC II Regular Interests LA-1, LA-2, LA-3, LB, LC, LD, LE, LF, LG, LH, LJ and LK, for any Distribution Date, the weighted average of the REMIC I Remittance Rates (weighted on the basis of the respective Uncertificated Principal Balances of the related REMIC I Regular Interests immediately prior to such Distribution
Date).

     "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests, with respect to which a separate REMIC election is to be made.

     "REMIC III Certificates": Any Certificate, other than a Class R-I or Class R-II Certificate.

     "REMIC III Regular Certificate": Any REMIC III Certificate, other than a Class R-III Certificate.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final Treasury regulations (and, to the extent not inconsistent with such temporary and final regulations, proposed regulations) and any published rulings, notices and announcements, promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Residual Certificates": Any Class R-I, Class R-II or Class R-III Certificate.

     "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

          (i) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income or profits derived by any Person from such property (unless such amount is a fixed percentage or percentages of receipts or sales and otherwise constitutes Rents from Real Property);

          (ii) any amount received or accrued, directly or indirectly, from any Person if the Trust Fund owns directly or indirectly (including by attribution) a ten percent or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and (d)(5) of the Code;

          (iii) any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property;

          (iv) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property within the meaning of Treasury Regulations Section 1.856-4(b)(1) (whether or not such charges are separately stated); and

          (v) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of the Trust Fund, such rent is no greater than 15 percent of the total rent received or accrued under, or in connection with, the lease.

     "REO Account": A segregated account or accounts created and maintained by the Special Servicer pursuant to Section 3.16 (b) on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation, as Special Servicer, in trust for registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2.

     "REO Acquisition":  The acquisition of any REO Property pursuant to Section
3.09. "REO Disposition": The sale or other disposition of the REO Property pursuant to Section 3.11(f).

     "REO Extension": As defined in Section 3.16(a).

     "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to the applicable Assumed Monthly Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan, including, without limitation, with respect to the calculation of the Mortgage Rate in effect from time to time (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan). Each REO Loan shall be deemed to have an initial outstanding principal balance and Stated Principal Balance equal to the outstanding principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Monthly Payments (other than a Balloon Payment), Assumed Monthly Payments and other amounts due and owing in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition shall be deemed to continue to be due and owing in respect of an REO Loan. All amounts payable or reimbursable to the Master Servicer, the Special Servicer or the Trustee in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unreimbursed Advances, together with any Advance Interest accrued and payable in respect of such Advances, shall continue to be payable or reimbursable to the Master Servicer, the Special Servicer or the Trustee, as the case may be, in respect of an REO Loan.

     "REO Loan Accrual Period": With respect to any REO Loan and any Due Date therefor, the one month period immediately preceding such Due Date.

     "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf and in the name of the Trustee for the benefit of the Certificateholders through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

     "REO Revenues": All income, rents and profits derived from the ownership, operation or leasing of any REO Property.

     "REO Status Report": A report or reports substantially in the form of Exhibit H attached hereto setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the immediately preceding Determination Date, (i) the Acquisition Date of such REO Property, (ii) the amount of income collected with respect to any REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the Collection Period ending on such Determination Date and (iii) the value of the REO Property based on the most recent Appraisal or other valuation thereof available to the Master Servicer as of such date of determination (including any valuation prepared internally by the Special Servicer).

     "REO Tax": As defined in Section 3.17.

     "Replacement Mortgage Loan": means any Qualifying Substitute Mortgage Loan that is substituted for one or more Deleted Mortgage Loans.

     "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit D attached hereto.

     "Required Appraisal Loan": As defined in Section 3.19(d).

     "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(d).

     "Reserve Funds": With respect to any Mortgage Loan, any cash amounts or instruments convertible into cash delivered by the related Mortgagor to be held in escrow by or on behalf of the mortgagee representing reserves for repairs, replacements, capital improvements and/or environmental testing and remediation with respect to the related Mortgaged Property.

     "Residual   Certificate":   Any  Class  R-I,  Class  R-II  or  Class  R-III
Certificate.

     "Responsible Officer": When used with respect to the initial Trustee, any officer of the Corporate Trust Department with direct responsibility for the transaction contemplated by this Agreement and with respect to any successor Trustee, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any assistant controller in its corporate trust department or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject.

     "Revised Rate": With respect to each ARD Loan, the increased interest rate after the Anticipated Repayment Date (in the absence of a default) for such ARD Loan, as calculated and as set forth in the related Mortgage Note or Mortgage, but in no event shall such rate exceed a rate equal to the applicable initial Mortgage Rate plus 2.00%.

     "Securities Act": The Securities Act of 1933, as amended.

     "Security Agreement": With respect to any Mortgage Loan, any security agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

     "Senior Certificate": Any Class X, Class A-1, Class A-2 or Class A-3 Certificate.

     "Servicer Watch List": A report or reports setting forth, among other things, certain Mortgage Loans that (i) have experienced a decrease of at least 10% in debt service coverage from the previous reporting period (unless the Master Servicer shall have reasonably determined that such decrease is due to the seasonal nature or use of the related Mortgaged Property), (ii) have experienced a loss of or bankruptcy of the largest tenant (to the extent the Servicer has actual knowledge of such loss or bankruptcy) or (iii) are within six months of maturity.

     "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

     "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses (including attorneys' fees and expenses and fees of real estate brokers) incurred by the Master Servicer, the Special Servicer or, if applicable, the Trustee in connection with the servicing and administering of
(a) a Mortgage Loan in respect of which a default, delinquency or other unanticipated event has occurred or as to which a default is imminent or (b) an REO Property, including, but not limited to, the cost of (i) compliance with the obligations of the Master Servicer and/or the Special Servicer set forth in
Section 3.03(c) and 3.09(c), (ii) the preservation, restoration and protection of a Mortgaged Property, (iii) obtaining any Insurance Proceeds or any Liquidation Proceeds in respect of any Mortgage Loan or REO Property, (iv) any enforcement or judicial proceedings with respect to a Mortgaged Property, including foreclosures, and (v) the operation, management, maintenance and liquidation of any REO Property. All Emergency Advances made by the Special Servicer hereunder shall be considered "Servicing Advances" for the purposes hereof.

     "Servicing Fee Rate": With respect to any Mortgage Loan, the percentage rate per annum set forth with respect to such Mortgage Loan on the Mortgage Loan Schedule.

     "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee, the Trustee Fee and the Special Servicing Fee (if applicable).

     "Servicing Officer": Any officer of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Master Servicer or the Special Servicer to the Trustee and the Depositor on the Closing Date as such list may be amended from time to time thereafter.

     "Servicing Return Date": With respect to any Corrected Mortgage Loan, the date that servicing thereof is returned by the Special Servicer to the Master Servicer pursuant to Section 3.21(a).

     "Servicing Standard": As defined in Section 3.01(a).

     "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (1) through (8) of the definition of "Specially Serviced Mortgage Loan".

     "Special Servicer": GMACCM, or any successor special servicer appointed as herein provided.

     "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and REO Loan, the fee designated as such and payable to the Special Servicer pursuant to Section 3.11(c).

     "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and REO Loan, 0.250% per annum.

     "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events has occurred:

     (1) the related Mortgagor has failed to make when due any Balloon Payment, which failure has continued unremedied for 30 days; or

     (2) the related Mortgagor has failed to make when due any Monthly Payment (other than a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage, which failure continues unremedied for 60 days; or

     (3) if the Master Servicer has determined in its good faith and reasonable judgment, that a default in the making of a Monthly Payment or any other payment required under the related Mortgage Note or the related Mortgage is likely to occur within 30 days and is likely to remain unremedied for at least 60 days or, in the case of a Balloon Payment, for at least 30 days; or

     (4) there shall have occurred a default,  other than as described in clause
     (1) or (2) above, that materially impairs the value of the related Mortgaged Property as security for the Mortgage Loan or otherwise materially and adversely affects the interests of Certificateholders, which default has continued unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, 60 days); or

     (5) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (6) the related Mortgagor shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

     (7) the related Mortgagor shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations; or

     (8) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property;

provided that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan, when a Liquidation Event has occurred in respect of such Mortgage Loan, when the related Mortgaged Property or Properties become REO Property or Properties, or at such time as such of the following as are applicable occur with respect to the circumstances identified above that caused the Mortgage Loan to be characterized as a Specially Serviced Mortgage Loan (and provided that no other Servicing Transfer Event then exists):

          (w) with respect to the circumstances described in clauses (1) and (2) above, the related Mortgagor has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20);

          (x) with respect to the  circumstances  described in clauses (3), (5),
     (6) and (7) above, such circumstances cease to exist in the good faith and reasonable judgment of the Special Servicer;

          (y) with respect to the circumstances described in clause (4) above, such default is cured; and

          (z) with respect to the circumstances described in clause (8) above, such proceedings are terminated.

     "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such in Section 10.01(b).

     "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date on which the last payment of principal is due and payable under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20.

     "Stated Principal Balance": With respect to any Mortgage Loan (and any related REO Loan), the Cut-off Date Balance of such Mortgage Loan (or in the case of a Replacement Mortgage Loan, as of the related date of substitution), as reduced on each Distribution Date (to not less than zero) by (i) all payments (or Delinquency Advances in lieu thereof) of, and all other collections allocated as provided in Section 1.02 to, principal of or with respect to such Mortgage Loan (or related REO Loan) that are (or, if they had not been applied to cover any Additional Trust Fund Expense, would have been) distributed to Certificateholders on such Distribution Date, and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or related REO
Loan) during the related Collection Period. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

     "Subordinated Certificate": Any Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K or Residual Certificate.

     "Substitution Shortfall Amount": means, in connection with the substitution of one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the amount, if any, by which the Purchase Price or aggregate Purchase Price, as the case may be, for such Deleted Mortgage Loan(s) exceeds the initial Stated Principal Balance or aggregate Stated Principal Balance, as the case may be, of such Replacement Mortgage Loan(s).

     "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

     "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer and any Sub-Servicer relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

     "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I, REMIC II and REMIC III due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, or Applicable State Law.

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

     "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II and REMIC III.

     "Trustee": State Street Bank and Trust Company, its successor in interest, or any successor trustee appointed as herein provided.

     "Trustee Fee": With respect to each Collection Period, an amount equal to one- twelfth of the product of the Trustee Fee Rate and the aggregate Stated Principal Balance of the Mortgage Pool as of the commencement of such Collection Period.

     "Trustee Fee Rate": 0.0030%.

     "UCC": As defined in Section 3.06(a).

     "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana, the comparable provisions of Louisiana law.

     "Uncertificated Accrued Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months or, if the related Mortgage Loan or REO Loan accrues interest on a different basis, on such alternative basis) at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date. With respect to any REMIC II Regular Interest, for any Distribution Date, one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date. The Uncertificated Accrued Interest in respect of any REMIC I Regular Interest or REMIC II Regular Interest for any Distribution Date shall be deemed to accrue during the applicable Interest Accrual Period.

     "Uncertificated Distributable Interest": With respect to any REMIC I Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by

(ii) a fraction, expressed as a percentage, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC I Regular Interests for such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, an amount equal to: (a) the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date; reduced (to not less than zero) by (b) the portion, if any, of the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date allocated to such REMIC II Regular Interest which shall be allocated in the same manner as such Net Aggregate Prepayment Interest Shortfall is allocated amongst the corresponding REMIC III Regular Certificates.

     "Uncertificated Principal Balance": The principal amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the Cut-off Date Principal Balance of the related Mortgage Loan. On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.01(a) and, if and to the extent appropriate, shall be further reduced on such Distribution Date as provided in Section 4.04(a). As of the Closing Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each such REMIC II Regular Interest shall be reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.01(b) and, if and to the extent appropriate, shall be further reduced on such Distribution Date as provided in
Section 4.04(b).

     "Underwriter": Each of Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corporation.

     "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.07.

     "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in Treasury regulations), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust for which a court within the United States is able to exercise primary supervision over its administration and for which one or more United States Persons have the authority to control all substantial decisions of the trust.

     "USPAP": The Uniform Standards of Professional Appraisal Practices.

     "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 98% of the Voting Rights shall be allocated among the Holders of the various outstanding Classes of Principal Balance Certificates in proportion to the respective Class Principal Balances of their Certificates, 1% of the Voting Rights shall be allocated among the Holders of the Class X Certificates in proportion to the respective Class Notional Amount of such Certificates, and the remaining Voting Rights shall be allocated equally among the holders of the respective Classes of the Residual Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. Appraisal Reduction Amounts will be allocated in reduction of the respective Certificate Balances of the Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class A Certificates, in that order, for purposes of calculating Voting Rights.

     "Weighted Average Net Mortgage Rate" means, as of any Distribution Date, the REMIC II Remittance Rate.

     "Workout Fee": With respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to the third paragraph of Section 3.11(c).

     "Workout Fee Rate": With respect to each Corrected Mortgage Loan as to which a Workout Fee is payable, 1.00%.

     SECTION 1.02 Certain Calculations in Respect of the Mortgage Pool.

     (a) All amounts collected in respect of any group of related Cross-Collateralized Mortgage Loans in the form of payments from Mortgagors, Insurance Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among such Mortgage Loans in accordance with the express provisions of the related loan documents and, in the absence of such express provisions, on a pro rata basis in accordance with the respective amounts then "due and owing" as to each such Mortgage Loan. All amounts collected in respect of any Mortgage Loan (whether or not such Mortgage Loan is a Cross-Collateralized Mortgage Loan) in the form of payments from Mortgagors, Liquidation Proceeds or Insurance Proceeds shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including, without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage and, in the absence of such express provisions, shall be applied for purposes of this Agreement: first, as a recovery of any related unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest at the related Mortgage Rate on such Mortgage Loan to but not including, as appropriate, the date of receipt or, in the case of a full Monthly Payment from any Mortgagor, the related Due Date; third, as a recovery of principal of such Mortgage Loan then due and owing, including, without limitation, by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); fourth, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; fifth, as a recovery of Reserve Funds to the extent then required to be held in escrow; sixth, as a recovery of any Prepayment Premium then due and owing under such Mortgage Loan; seventh, as a recovery of any Penalty Charges then due and owing under such Mortgage Loan; eighth, as a recovery of any other amounts then due and owing under such Mortgage Loan; and ninth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance.

     (b) Collections in respect of each REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be treated: first, as a recovery of any related unreimbursed Servicing Advances; second, as a recovery of accrued and unpaid interest on the related REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt; third, as a recovery of principal of the related REO Loan to the extent of its entire unpaid principal balance; and fourth, as a recovery of any other amounts deemed to be due and owing in respect of the related REO Loan.

     (c) The foregoing applications of amounts received in respect of any Mortgage Loan or REO Property shall be determined by the Master Servicer in its good faith judgment.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01 Establishment of Trust; Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby establish a trust, appoint the Trustee to serve as trustee of such trust and assign to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under
(i) the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) Sections 2, 4(a) and 6 of each Mortgage Loan Purchase Agreement and (iii) all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date). The transfer of the Mortgage

Loans and the related rights and property accomplished hereby is absolute and, notwithstanding Section 11.07, is intended by the parties to constitute a sale.

     (b) In connection  with the Depositor's  assignment  pursuant to subsection
(a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, each Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage File for each of such Mortgage Loan Seller's Mortgage Loans so assigned. If the related Mortgage Loan Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the related Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses (2), (4), (11) and (12) of the definition of "Mortgage File", with evidence of recording or filing, as the case may be, thereon, because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of the related Mortgage Loan Purchase Agreement and this
Section 2.01(b) shall be deemed to have been satisfied as to such missing document or instrument, and such missing document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such missing document or instrument (certified by the related Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date. If the related Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause
(9) of the definition of "Mortgage File" solely because such policy has not yet been issued, the delivery requirements of this Section 2.01(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the related Mortgage Loan Seller shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the related Mortgage Loan Seller shall deliver to the Trustee or such Custodian, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related Cross-Collateralized Mortgage Loans only one original of any document referred to in the definition of "Mortgage File" covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. Neither the Trustee nor any Custodian shall in any way be liable for any failure by the Mortgage Loan Seller or the Depositor to comply with the delivery requirements of the Mortgage Loan Purchase Agreement and this Section 2.01(b).

     If any of the endorsements referred to in clause (1) of the definition of "Mortgage File", or any of the assignments referred to in clauses (3), (5) and
(7) of the definition of "Mortgage File", are delivered to the Trustee in blank, the Trustee shall be responsible for completing the related endorsement or assignment in the name of the Trustee (in such capacity).

     (c) Except under the circumstances provided for in the last sentence of this subsection (c), the Trustee shall, as to each Mortgage Loan, at the expense of the related Mortgage Loan Seller, promptly (and in any event within 45 days of the Closing Date) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in clauses (3) and (5) of the definition of "Mortgage File" and each UCC-2 and UCC-3 referred to in clause (11) (B) of the definition of "Mortgage File"; provided, however, that each Mortgage Loan Seller shall have the right to direct the Trustee, in writing, to cause the aforementioned recording and filing requirements to be completed (within the specified time period) by a Person other than the Trustee, in which case the Trustee shall (i) promptly deliver the referenced documents to such Person for recording and filing and (ii) notify the related Mortgage Loan Seller with respect each Mortgage Loan for which the related assignment or file copy of any UCC-2 and UCC-3 has not been received within the time period specified in Section 2.02(c). Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or its designee following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Trustee or its designee following filing. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Trustee shall direct the related Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement promptly to prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate.

     (d) All documents and records in the Depositor's or any Mortgage Loan Seller's possession relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the Master Servicer on or before the Closing Date and shall be held by the Master Servicer (or a Sub-Servicer retained thereby) on behalf of the Trustee in trust for the benefit of the Certificateholders. If the Sub-Servicer shall hold any original documents and records delivered to it pursuant to this clause (d) then the Sub-Servicer shall deliver copies thereof to the Master Servicer.

     (e) In connection  with the Depositor's  assignment  pursuant to subsection
(a) above, the Depositor shall deliver, and hereby represents and warrants that it has delivered, to the Trustee and the Master Servicer, on or before the Closing Date, a fully executed original counterpart of each Mortgage Loan Purchase Agreement, as in full force and effect, without amendment or modification, on the Closing Date.

     SECTION 2.02 Acceptance by Trustee.

     (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt by it or a Custodian on its behalf, subject to the provisions of Section 2.01 and the further review provided for in this Section 2.02, and further subject to any exceptions noted on any exception report prepared by the Trustee or such Custodian and attached hereto as Schedule II, of the documents specified in clauses (1), (2), (3), (9) and (12) of the definition of "Mortgage File", of a fully executed original counterpart of each Mortgage Loan Purchase Agreement and of all other assets included in REMIC I and delivered to it, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents delivered or caused to be delivered by the Mortgage Loan Sellers constituting the Mortgage Files, and that it holds and will hold such other assets included in REMIC I, in trust for the exclusive use and benefit of all present and future Certificateholders.

     (b) Within 60 days of the Closing Date, the Trustee or a Custodian on its behalf shall review each of the Mortgage Loan documents delivered or caused to be delivered by the Mortgage Loan Sellers constituting the Mortgage Files; and, promptly following such review, the Trustee shall certify in writing to each of the Depositor, the Master Servicer, the Special Servicer and each Mortgage Loan Seller that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in any exception report annexed thereto as not being covered by such certification), (i) all documents specified in clauses (1), (2), (3), (9) and
(12) of the definition of "Mortgage File" are in its possession or the related Mortgage Loan Seller has otherwise satisfied the delivery requirements in accordance with Section 2.01(b), (ii) all documents delivered or caused to be delivered by the related Mortgage Loan Seller constituting the related Mortgage File have been reviewed by it or by a Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (i),
(ii), (iii)(B), (iv), (vii) and (ix) of the definition of "Mortgage Loan Schedule", is correct.

     (c) The Trustee or a Custodian on its behalf shall review each of the Mortgage Loan documents received thereby subsequent to the Closing Date; and, on or about the first anniversary of the Closing Date, the Trustee shall certify in writing to each of the Depositor, the Master Servicer, the Special Servicer and each Mortgage Loan Seller that, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan as to which a Liquidation Event has occurred) and except as specifically identified in any exception report annexed to such certification), (i) all documents specified in clauses (1), (2), (9) and
(12) of the definition of "Mortgage File" are in its possession or the related Mortgage Loan Seller has otherwise satisfied the delivery requirements in accordance with Section 2.01(b), (ii) it or a Custodian on its behalf has received either a recorded original of each of the assignments specified in clauses (3) and, insofar as an unrecorded original thereof had been delivered or caused to be delivered by the related Mortgage Loan Seller, (5) of the definition of "Mortgage File" or a copy of such recorded original certified by the applicable public recording office to be true and complete, (iii) all Mortgage Loan documents received by it or any Custodian have been reviewed by it or by such Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iv) based on the examinations referred to in subsection (b) above and this subsection (c) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (i), (ii), (iii)(B), (iv), (vii) and (ix) of the definition of "Mortgage Loan Schedule", is correct.

     (d) It is acknowledged that neither the Trustee nor any Custodian is under any duty or obligation (i) to determine whether any of the documents specified in clauses (4) - (8), (10), (11) and (13) of the definition of "Mortgage File" exist or are required to be delivered by the Depositor, any Mortgage Loan Seller or any other Person or (ii) to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are genuine, enforceable, in recordable form or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     (e) If, in the process of reviewing the Mortgage Files or at any time thereafter, the Trustee or any Custodian finds (or, if at any time, any other party hereto finds) any document or documents constituting a part of a Mortgage File to have not been properly executed or, subject to Section 2.01(b), to have not been delivered, to contain information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or to be defective on its face (each, a "Defect" in the related Mortgage File) the Trustee (or such other party) shall promptly so notify each of the other parties hereto and the related Mortgage Loan Seller. If and when notified of any error in the Mortgage Loan Schedule, the Depositor shall promptly correct such error and distribute a new, corrected Mortgage Loan Schedule to each of the other parties hereto, and upon receipt by the Trustee of such a corrected Mortgage Loan Schedule so identified, such new, corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

      SECTION 2.03 Mortgage Loan Sellers' Repurchase of Mortgage Loans for Defects in Mortgage Files and Breaches of Representations and Warranties.

     (a) If the Trustee discovers or receives notice of a Defect in any Mortgage File or a breach of any representation or warranty set forth in Section 4(a) of each Mortgage Loan Purchase Agreement (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, or if the Trustee discovers or receives notice of any event that would give rise to the repurchase of a Mortgage Loan pursuant to Section 6(b) of any Mortgage Loan Purchase Agreement, the Trustee shall give prompt written notice of such Defect, Breach or event, as the case may be, to the Depositor, the Master Servicer, the Special Servicer and the Rating Agencies and the related Mortgage Loan Seller and shall request that the related Mortgage Loan Seller, within the time period provided for in the related Mortgage Loan Purchase Agreement, cure such Defect, Breach or event, as the case may be, in all material respects or repurchase the affected Mortgage Loan at the applicable Purchase Price in conformity with the related Mortgage Loan Purchase Agreement, provided, however, that in lieu of effecting any such repurchase, a Mortgage Loan Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the related Mortgage Loan Purchase Agreement and this Agreement.

     As to any Qualifying Substitute Mortgage Loan or Loans, the Trustee shall direct the related Mortgage Loan Seller to deliver to the Trustee for such Qualifying Substitute Mortgage Loan or Loans (with a copy to the Master Servicer), the related Mortgage File(s) with the related Mortgage Note(s) endorsed as required by clause (1) of the definition of "Mortgage File". No substitution may be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by Master Servicer and remitted by the Master Servicer to the related Mortgage Loan Seller on the next succeeding Distribution Date. For the month of Substitution, distributions to Certificateholders will include the Monthly Payment due on the related Deleted Mortgage Loan for such month and thereafter the related Mortgage Loan Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

     In any month in which the related Mortgage Loan Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the applicable Substitution Shortfall Amount. The Trustee shall direct the related Mortgage Loan Seller to deposit cash equal to such amount into the Distribution Account concurrently with the delivery of the Mortgage File(s) for the Qualifying Substitute Mortgage Loan(s), without any reimbursement thereof. The Trustee shall also direct the related Mortgage Loan Seller to give written notice to the Trustee and the Master Servicer of such deposit, accompanied by an Officers' Certificate as to the calculation the applicable Substitution Shortfall Amount. The Trustee shall direct the related Mortgage Loan Seller to amend the Mortgage Loan Schedule to reflect the removal of each Deleted Mortgage Loan and, if applicable, the substitution of the Qualifying Substitute Mortgage Loan(s); and, upon such amendment, the Trustee shall deliver or cause the delivery of such amended Mortgage Loan Schedule to the other parties hereto. Upon any such substitution, the Qualifying Substitute Mortgage Loan(s) shall be subject to the terms of this Agreement in all respects.

     (b) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 2.03, the Trustee, the Master Servicer and the Special Servicer shall each tender promptly to the related Mortgage Loan Seller, upon delivery to each of the Trustee, the Master Servicer and the Special Servicer of a trust receipt executed by the related Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such

Mortgage Loan possessed by it, and each document that constitutes a part of the related Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the related Mortgage Loan Seller in the same manner as provided in Section 2 of the related Mortgage Loan Purchase Agreement. If the affected Mortgage Loan is to be repurchased, the Trustee shall designate the Certificate Account as the account to which funds in the amount of the Purchase Price are to be wired.

     (c) Section 6 of the related Mortgage Loan Purchase Agreement provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to
Section 4(a) of such Mortgage Loan Purchase Agreement or any of the circumstances described in Section 6(b) of such Mortgage Loan Purchase Agreement.

     (d) The Trustee shall, for the benefit of the Certificateholders, enforce the obligations of each Mortgage Loan Seller under Section 6 of the related Mortgage Loan Purchase Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, shall be carried out in such form, to such extent and at such time as the Trustee would require were it, in its individual capacity, the owner of the affected Mortgage Loan(s). The Trustee shall be reimbursed for the reasonable costs of such enforcement, together with interest thereon at the Reimbursement Rate: first, from a specific recovery of costs, expenses or attorneys' fees against the related Mortgage Loan Seller; second, pursuant to Section 3.05(a)(viii) out of the related Purchase Price, to the extent that such expenses are a specific component thereof; and third, if at the conclusion of such enforcement action it is determined that the amounts described in clauses first and second are insufficient, then pursuant to Section 3.05(a)(ix) out of general collections on the Mortgage Loans on deposit in the Certificate Account.

     SECTION 2.04 Issuance of Class R-I Certificates; Creation of REMIC I Regular Interests.

     Concurrently with the assignment to the Trustee of the assets included in REMIC I, and in exchange therefor, at the direction of the Depositor, the REMIC I Regular Interests have been issued hereunder and the Trustee has executed, and caused the Certificate Registrar to authenticate and deliver, to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests of the Class R-I Certificateholders and REMIC II in and to such distributions, shall be as set forth in this Agreement.

     SECTION 2.05 Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

     The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Class R-II Certificateholders and REMIC II Regular Interest holders. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class R-II Certificateholders and REMIC II Regular Interest holders.

     SECTION 2.06 Issuance of Class R-II Certificates; Creation of REMIC II Regular Interest.

     Concurrently with the assignment to the Trustee of the REMIC I Regular Interests, and in exchange therefor, at the direction of the Depositor, the REMIC II Regular Interests have been issued hereunder and the Trustee has executed, and caused the Certificate Registrar to authenticate and deliver, to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership of REMIC II. The rights of the Class R-II Certificateholders and REMIC III to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and the REMIC II Regular Interests, respectively, and all ownership interests of the Class R-II Certificateholders and REMIC III in and to such distributions, shall be as set forth in this Agreement.

     SECTION 2.07 Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by Trustee.

     The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests to the Trustee for the benefit of the REMIC III Certificateholders. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Certificateholders.

     SECTION 2.08     Issuance of REMIC III Certificates.

     Concurrently with the assignment to the Trustee of the REMIC II Regular Interests, and in exchange therefor, at the direction of the Depositor, the Trustee has executed, and caused the Certificate Registrar to authenticate and deliver, to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC
III. The rights of the respective Classes of REMIC III

Certificateholders to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests of the respective Classes of REMIC III Certificateholders in and to such distributions, shall be as set forth in this Agreement.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

     SECTION 3.01 Servicing and Administration of the Mortgage Loans.

     (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans that it is obligated to service and administer pursuant to this Agreement on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, further as follows: (i) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (ii) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate); and (iii) without regard to (A) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Mortgagor, (B) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof, (C) the Master Servicer's obligation to make Advances, (D) the Special Servicer's obligation to make (or to direct the Master Servicer to make) Servicing Advances and (E) the right of the Master Servicer (or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction (the conditions set forth in the immediately foregoing clauses (i), (ii) and (iii), the "Servicing Standard"). Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, in connection with its servicing and administrative duties hereunder is hereby authorized and empowered by the Trustee to exercise efforts consistent with the foregoing standard and to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; subject to Section 3.20, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and any and all instruments of satisfaction or cancellation, or of full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. Each of the Master Servicer and the Special Servicer is also authorized to approve a request by a Mortgagor under a Mortgage Loan that it is obligated to service and administer pursuant to this Agreement, for an easement, consent to alteration or demolition, and for other similar matters, provided that the Master Servicer or the Special Servicer, as the case may be, determines, exercising its good faith business judgment and in accordance with the Servicing Standard, that such approval will not affect the security for, or the timely and full collectability of, the related Mortgage Loan. Subject to
Section 3.10, the Trustee shall furnish, or cause to be furnished, to the Master Servicer and the Special Servicer any powers of attorney and other documents necessary or appropriate to enable the Master Servicer or the Special Servicer, as the case may be, to carry out its servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any negligence with respect to, or misuse of, any such power of attorney by the Master Servicer or the Special Servicer, as the case may be.

     (b) Subject to Section 3.01(a), the Master Servicer and the Special Servicer each shall have full power and authority, acting alone or, subject to
Section 3.22, through Sub-Servicers, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

     (c) The relationship of the Master Servicer and the Special Servicer to the Trustee and, unless the same Person acts in both capacities, to each other under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent. Unless the same Person acts in both capacities, the Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under this Agreement, and the Special Servicer shall have no responsibility for the performance of the Master Servicer under this Agreement.

     SECTION 3.02 Collection of Mortgage Loan Payments.

     The Master Servicer (or the Special Servicer with respect to the Specially Serviced Mortgage Loans) shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and conditions of the Mortgage Loans, follow such collection procedures as are consistent with the Servicing Standard; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Master Servicer or the Special Servicer of the collectability of the Mortgage Loans. Consistent with the foregoing, the Master Servicer may in its discretion waive any Penalty Charge in connection with any delinquent payment on a Mortgage Loan (other than a Specially Serviced Mortgage

Loan) and the Special Servicer may in its discretion waive any Penalty Charge in connection with any delinquent payment on a Specially Serviced Mortgage Loan.

     SECTION 3.03 Collection of Taxes, Assessments and Similar Items; Servicing Accounts and Reserve Accounts.

     (a) Each of the Master Servicer (or the Special Servicer with respect to the Specially Serviced Mortgage Loans) shall establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained. Servicing Accounts shall be Eligible Accounts.
Withdrawals of amounts so collected in respect of any Mortgage Loan (and interest earned thereon) from a Servicing Account may be made only to: (i) effect payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and comparable items in respect of the related Mortgaged Property; (ii) reimburse the Trustee, the Master Servicer and the Special Servicer, in that order, as applicable, for any unreimbursed Servicing Advances made thereby to cover any of the items described in the immediately preceding clause (i); (iii) refund to the related Mortgagor any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to the related Mortgagor on balances in the Servicing Account (or, if and to the extent not payable to the related Mortgagor, to pay such interest to the Master Servicer or Special Servicer, as applicable); (v) disburse Insurance Proceeds if required to be applied to the repair or restoration of the related Mortgaged Property; or (vi) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. As part of its servicing duties, the Master Servicer and the Special Servicer shall pay or cause to be paid to the Mortgagors interest on funds in Servicing Accounts maintained thereby, to the extent required by law or the terms of the related Mortgage Loan.

     (b) Each of the Master Servicer (with respect to Mortgage Loans other than Specially Serviced Mortgage Loans) and the Special Servicer (with respect to the Specially Serviced Mortgage Loans) shall (i) maintain accurate records with respect to each related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof, and (ii) use reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) for Mortgage Loans which require the related Mortgagor to escrow for the payment of such items and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose Escrow Payments as allowed under the terms of the related Mortgage Loan. To the extent that a Mortgage Loan does not require a Mortgagor to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the Master Servicer (or the Special Servicer with respect to the Specially Serviced Mortgaged Loans) shall use reasonable efforts consistent with the Servicing Standard to cause the related Mortgagor to comply with the requirements of the related Mortgage for payments in respect of such items at the time they first become due.

     (c) In accordance with the Servicing Standard, the Master Servicer (at the direction of the Special Servicer in the case of Specially Serviced Mortgage Loans) shall advance with respect to each related Mortgaged Property all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items that are or may become a lien thereon, (ii) ground rents (if applicable), and (iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis, and provided that the particular advance would not, if made, constitute a Nonrecoverable Servicing Advance. All such advances shall be reimbursable in the first instance from related collections from the Mortgagors, and further as provided in Section
3.05. No costs incurred by the Master Servicer or the Special Servicer in effecting the payment of real estate taxes, assessments, ground rents (if applicable) and other similar items on or in respect of the Mortgaged Properties shall, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     (d) The Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans) shall, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made to pay for, or to reimburse the related Mortgagor in connection with, the related repairs, environmental remediation, replacements and/or capital improvements at the related Mortgaged Property if such repairs, environmental remediation, replacements and/or capital improvements have been completed, and such withdrawals are made, in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Mortgagor governing such Reserve Funds. Subject to the terms of the related Mortgage Note and Mortgage, all Reserve Accounts shall be Eligible Accounts.

     SECTION 3.04 Certificate Account.

     (a) The Master Servicer shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due and payable on or before the Cut-off Date), and payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a period subsequent thereto:

     (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

     (ii) all payments on account of interest (including, without limitation, Default Interest and Excess Interest) on the Mortgage Loans, late payment charges and Prepayment Premiums;

     (iii) any amounts received from the Special Servicer which are required to be transferred from the REO Account pursuant to Section 3.16 (c) and amounts of interest and investment income earned in respect of amounts relating to the Trust Fund held in any Lock-Box Account or Cash Collateral Account, if any, and only to the extent not required to be paid to the applicable Mortgagor under the terms of the related Mortgage Loan documents or applicable law;

     (iv) all Insurance Proceeds and Liquidation Proceeds received in respect of any Mortgage Loan or REO Property (other than Liquidation Proceeds that are received in connection with the Master Servicer's or Depositor's purchase of all the Mortgage Loans and any REO Properties in the Trust Fund and that are to be deposited in the Distribution Account pursuant to Section 9.01);

     (v) any amounts required to be deposited by the Master Servicer pursuant to
Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds relating to the Trust Fund held in the Certificate Account;

     (vi) that portion of each Delinquency Advance that represents (without duplication) the Master Servicing Fee and, if applicable, the Special Servicing Fee; and

     (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard policy.

     The foregoing requirements for deposit in the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, actual payments from Mortgagors in the nature of Escrow
Payments,  charges  for  beneficiary  statements  or demands,  assumption  fees, amounts collected for mortgagor checks returned for insufficient funds, ancillary fees and any other amounts that the Master Servicer and the Special Servicer are entitled to as additional servicing compensation pursuant to
Section 3.11 need not be deposited by the Master Servicer in the Certificate Account. If the Master Servicer shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer as additional servicing compensation in accordance with Section 3.11(d), assumption fees, modification fees, ancillary fees and other transaction fees due to and received by the Master Servicer with respect to Specially Serviced Mortgage Loans. The Certificate Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series serviced and the other accounts of the Master Servicer.

     Upon receipt of any of the amounts described in clauses (i), (ii) and (iv) above with respect to any Mortgage Loan which is not an REO Loan, the Special Servicer shall promptly, but in no event later than two Business Days after receipt, remit such amounts to the Master Servicer for deposit into the Certificate Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Certificate Account pursuant to Section 3.16 (c). With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than two Business Days after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason.

     Funds in the Certificate Account may be invested in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall give notice to the Trustee, the Special Servicer and the Depositor of the location of the Certificate Account as of the Closing Date and of the new location of the Certificate Account prior to any change thereof.

     (b) The Trustee shall establish and maintain the Distribution Account in trust for the benefit of the Certificateholders. The Distribution Account shall be maintained as a segregated account, separate and apart from trust funds for mortgage pass-through certificates of other series administered by the Trustee and other accounts of the Trustee.

     The Master Servicer shall deliver to the Trustee each month on or before the Master Servicer Remittance Date therein, for deposit in the Distribution Account, that portion of the Available Distribution Amount (calculated without regard to clause (b)(iii) of the definition thereof) for the related Distribution Date then on deposit in the Certificate Account.

     In addition, the Master Servicer shall, as and when required hereunder, deliver to the Trustee for deposit in the Distribution Account:

     (i) [reserved];

     (ii) any Delinquency Advances required to be made by the Master Servicer in accordance with Section 4.03 (in each case, net of the portion thereof that represents Master Servicing Fees and/or Special Servicing Fees, which is to be deposited in the Certificate Account);

     (iii) any Compensating Interest Payments required to be made by the Master Servicer pursuant to Section 3.19;

     (iv) any Liquidation Proceeds paid by the Master Servicer or the Depositor in connection with the purchase of all of the Mortgage Loans and any REO Properties in the Trust Fund pursuant to Section 9.01 (exclusive of that portion thereof required to be deposited in the Certificate Account pursuant to Section 9.01); and

     (v) any other amounts required to be so delivered for deposit in the Distribution Account pursuant to any provision of this Agreement.

     The Trustee shall, upon receipt, deposit in the Distribution Account any and all amounts received by the Trustee that are required by the terms of this Agreement to be deposited therein. If, as of 3:00 p.m., New York City time, on any Master Servicer Remittance Date or on such other date as any amount referred in the foregoing clauses (i) through (v) is required to be delivered hereunder, the Master Servicer shall not have delivered to the Trustee for deposit in the Distribution Account the relevant portion of the Available Distribution Amount or any of the amounts referred to in the foregoing clauses (i) through (v), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no. (312) 845-8617 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. (312) 845-8580 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 5:00 p.m., New York City time, on such day.

     Funds in the Distribution Account shall not be invested. The Trustee shall give notice to the Master Servicer, the Special Servicer and the Depositor of the location of the Distribution Account as of the Closing Date and of the new location of the Distribution Account prior to any change thereof.

      SECTION 3.05 Permitted Withdrawals From the Certificate Account and the Distribution Account.

     (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for any of the following purposes:

     (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be remitted pursuant to the second paragraph of Section 3.04(b) or that may be applied to make Delinquency Advances pursuant to Section 4.03(a);

     (ii) to pay itself unpaid Master Servicing Fees, and the Special Servicer unpaid Special Servicing Fees, earned thereby in respect of each Mortgage Loan and REO Loan, the Master Servicer's and the Special Servicer's respective rights to payment pursuant to this clause (ii) being limited to amounts received or advanced on or in respect of such Mortgage Loan or such REO Loan that are allocable as a recovery of interest thereon;

     (iii) to pay to the Special Servicer earned and unpaid Workout Fees and Liquidation Fees to which it is entitled pursuant to, and from the sources contemplated by, Section 3.11(c);

     (iv) to reimburse the Trustee and itself, in that order, as applicable, for unreimbursed Delinquency Advances made thereby, the Master Servicer's or Trustee's respective rights to be reimbursed pursuant to this clause (iv) being limited to amounts received that represent Late Collections of interest on and principal of the particular Mortgage Loans and REO Loans with respect to which such Delinquency Advances were made (in each case, net of related Workout Fees);

     (v) to reimburse  the  Trustee,  itself and the Special  Servicer,  in that order, as applicable, for unreimbursed Servicing Advances made thereby, the Master Servicer's, the Special Servicer's or Trustee's respective rights to be reimbursed pursuant to this clause (v) with respect to any Mortgage Loan or REO Property being limited to, as applicable, related payments, Liquidation Proceeds, Insurance Proceeds and REO Revenues;

     (vi) to reimburse the Trustee, itself and the Special Servicer, in that order, as applicable, out of general collections on the Mortgage Loans and REO Properties, for Nonrecoverable Advances made thereby;

     (vii) at or following such time as it reimburses the Trustee, itself and the Special Servicer, in that order, as applicable, for any unreimbursed Advance pursuant to clause (iv), (v) or (vi) above or Section 3.03, to pay the Trustee, itself or the Special Servicer, in that order as the case may be, out of general collections on the Mortgage Loans and REO Properties, any related Advance Interest accrued and payable on such Advance in accordance with Section 3.11(f) and 4.03(d);

     (viii) to reimburse itself (if it is not the affected Mortgage Loan Seller) or the Trustee, as the case may be, for any unreimbursed expenses reasonably incurred by such Person in respect of any Breach or Defect giving rise to a repurchase obligation of a Mortgage Loan Seller under Section 6 of the related Mortgage Loan Purchase Agreement, including, without limitation, any expenses arising out of the enforcement of the repurchase obligation, together with interest thereon at the Reimbursement Rate, each such Person's right to reimbursement pursuant to this clause (viii) with respect to any Mortgage Loan being limited to that portion of the Purchase Price paid for such Mortgage Loan that represents such expense in accordance with clause (d) of the definition of Purchase Price;

     (ix) in accordance with Section 2.03(d), to reimburse the Trustee, out of general collections on the Mortgage Loans and REO Properties for any unreimbursed expense reasonably incurred by the Trustee in connection with the enforcement of a Mortgage Loan Seller's obligations under Section 6(a) of the related Mortgage Loan Purchase Agreement, together with interest thereon at the Reimbursement Rate, but only to the extent that such expenses are not reimbursable pursuant to clause (viii) above or otherwise;

     (x) to pay out of general collections on the Mortgage Loans and REO Properties, for costs and expenses incurred by the Trust Fund pursuant to
Section 3.09(c);

     (xi) to pay itself, as additional servicing compensation in accordance with
Section 3.11(b), (A) interest and investment income earned in respect of amounts relating to the Trust Fund held in the Certificate Account, any Lock-box Account and Cash Collateral Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the Certificate Account, any Lock-box Account and Cash Collateral Account for any Collection Period), (B) Prepayment Interest Excesses and Balloon Payment Interest Excess received on the Mortgage Loans and (C) Penalty Charges received on Mortgage Loans that are not Specially Serviced Mortgage Loans (but only to the extent not otherwise allocable to cover Advance Interest in respect of the related Mortgage Loan);

     (xii) to pay to the Special Servicer, as additional servicing compensation, all Penalty Charges received on any Specially Serviced Mortgage Loan (but only to the extent not otherwise allocable to pay Advance Interest in respect of the related Specially Serviced Mortgage Loan);

     (xiii) to pay itself, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, out of general collections on the Mortgage Loans and REO Properties, any amounts payable to any such Person pursuant to Section 6.03;

     (xiv) to pay, out of general collections on the Mortgage Loans and REO Properties, for (A) the cost of the Opinions of Counsel contemplated by Sections 3.09(b)(ii) and 3.16(a), (B) the cost of the advice of counsel contemplated by
Section 3.17(a), (C) the cost of any Opinion of Counsel contemplated by Section 11.01(a) in connection with an amendment to this Agreement requested by the Master Servicer, which amendment is in furtherance of the rights and interests of Certificateholders, (D) the cost of obtaining the REO Extension contemplated by Section 3.16(a), (E) the cost of recording this Agreement in accordance with
Section 11.02(a), and (F) the cost of an Appraisal obtained pursuant to Section 3.11(g) or Section 4.03(c);

     (xv) to pay itself, the Special Servicer, any Mortgage Loan Seller or the Majority Certificateholder of the Controlling Class, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to or as contemplated by this Agreement, all amounts received on such Mortgage Loan subsequent to the date of purchase;

     (xvi) to withdraw funds  deposited into the  Certificate  Account in error;
and

     (xvii) to clear and terminate the Certificate Account at the termination of this Agreement pursuant to Section 9.01.

     For each Mortgage Loan, the Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan basis (and for each REO Loan, on a property-by-property basis) when appropriate, for the purpose of justifying any withdrawal from the Certificate Account.

     The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) from the Certificate Account amounts permitted to be paid to it (or to such third party contractors) therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount to which the Special Servicer (or such third party contractors) is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Certificate Account.

     (b) The Trustee may, from time to time, make withdrawals from the Distribution Account for any of the following purposes:

     (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01;

     (ii) [reserved];

     (iii) to pay itself unpaid Trustee Fees pursuant to Section 8.05(a);

     (iv) to pay itself or any of its directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Section 8.05(b);

     (v) to pay for (A) the  cost of the  Opinion  of  Counsel  contemplated  by
Section 11.01(a) or (c) in connection with any amendment to this Agreement requested by the Trustee, which amendment is in furtherance of the rights and interests of Certificateholders, (B) the cost of the Opinion of Counsel contemplated by Section 11.02(a) in connection with any recordation of this Agreement and (C) to the extent payable out of the Trust Fund, the cost of the Opinion of Counsel contemplated by Section 10.01(f);

     (vi) to (A) pay any and all federal, state and local taxes imposed on REMIC I, REMIC II or REMIC III or on the assets or transactions of any such REMIC, together with all incidental costs and expenses, and any and all reasonable expenses relating to tax audits, if and to the extent that either (1) none of the Trustee, the Master Servicer or the Special Servicer is liable therefor pursuant to Section 10.01(g) or (2) any such Person that may be so liable has failed to make the required payment, and (B) reimburse the Trustee for reasonable expenses incurred by and reimbursable to it by the Trust Fund pursuant to Section 10.01(c);

     (vii) to withdraw funds deposited into the  Distribution  Account in error;
and

     (viii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

     SECTION 3.06 Investment of Funds in the Certificate Account and the REO Account.

     (a) The Master Servicer may direct any depository institution maintaining the Certificate Account, any Lock-Box Account or any Cash Collateral Account and the Special Servicer may direct any depository institution maintaining the REO Account, (each, for purposes of this Section 3.06, an "Investment Account") to invest, or if it is such depository institution, may itself invest, the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the depository institution maintaining such account is the obligor thereon, and (ii) no later than the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the depository institution maintaining such account is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Certificate Account or the
Distribution Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account) on behalf of the Trustee, shall maintain continuous possession of any Permitted Investment that is either (i) a "certificated security", as such term is defined in the Uniform Commercial Code of any applicable jurisdiction (the "UCC"), or (ii) other property in which a secured party may perfect its security interest by possession under the UCC or any other applicable law. Possession of any such Permitted Investment by the Master Servicer, or the Special Servicer, as applicable, shall constitute possession by a person designated by the Trustee for purposes of Articles 8 and 9 of the UCC and possession by the Trustee, as secured party, for purposes of
Section 9-305 of the UCC and any other applicable law. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Certificate Account) or the Trustee (in the case of the Distribution Account) shall:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or Trustee, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

     (b) Whether or not the Master Servicer directs the investment of funds in the Certificate Account and, to the extent the Master Servicer directs the investment of funds in any Lock-Box Account or any Cash Collateral Account, interest and investment income realized on funds deposited in each such Investment Account, to the extent of the Net Investment Earnings, if any, with respect to such account for each Collection Period, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal, or withdrawal at its direction, in accordance with Section 3.05(a) or 3.05(b), as the case may be. Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16 (b). In the event that any loss shall be incurred in respect of any Permitted Investment on deposit in the Certificate Account, and to the extent the Master Servicer directs the investment of funds in any Lock-Box Account or any Cash Collateral Account the Master Servicer shall deposit therein, no later than the end of the Collection Period during which such loss was incurred, without right of reimbursement, the amount of the Net Investment Loss, if any, with respect to such account for such Collection Period. If any loss shall be incurred in respect of any Permitted Investment on deposit in the REO Account, the Special Servicer shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Collection Period.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.02, upon the request of Holders of Certificates entitled to a majority of the Voting Rights allocated to any Class shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

     SECTION 3.07 Maintenance of Insuranc Policies; Errors and Omissions and Fidelity Coverage.

     (a) Each of the Master Servicer (in the case of Mortgage Loans other than Specially Serviced Mortgage Loans) and the Special Servicer (in the case of
Specially Serviced Mortgage Loans) shall use reasonable efforts to cause each Mortgagor to maintain in respect of the related Mortgaged Property all insurance coverage as is required under the related Mortgage; provided that if any Mortgage permits the holder thereof to dictate to the Mortgagor the insurance coverage to be maintained on such Mortgaged Property, the Master Servicer or the

Special Servicer, as appropriate, shall impose such insurance requirements as are consistent with the Servicing Standard. If a Mortgagor fails to maintain such insurance, the Master Servicer (at the direction of the Special Servicer in the case of a Specially Serviced Loan) shall (to the extent available at commercially reasonable terms) obtain such insurance (which may be through a master or single interest policy) and the cost (including any deductible relating to such insurance) of such insurance (or in the case of a master or single interest policy, the incremental cost (including any deductible relating to such insurance) of such insurance relating to the specific Mortgaged Property), shall be a Servicing Advance and shall be recoverable by the Master Servicer pursuant to Section 3.05(a). If at any time a Mortgaged Property is located in an area identified in the Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards or it becomes located in such area by virtue of remapping conducted by such agency (and flood insurance has been made available), the Master Servicer (or in the case of a Specially Serviced Loan, the Special
Servicer) shall, if and to the extent that the Mortgage Loan requires the Mortgagor or permits the mortgagee to require the Mortgagor to do so, use reasonable efforts to cause the related Mortgagor to maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in the maximum amount of insurance coverage available under the National Flood Insurance Act or 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended, unless otherwise specified by the related Mortgage Loan. If (i) the Mortgagor is required by the terms of the Mortgage Loan to maintain such insurance (or becomes obligated by virtue of the related Mortgaged Property becoming located in such area by virtue of such remapping) or (ii) the terms of the Mortgage Loan permit the mortgagee to require the Mortgagor to obtain such insurance, the Master Servicer (or in the case of a Specially Serviced Loan, the Special Servicer), shall promptly notify the Mortgagor of its obligation to obtain such insurance. If the Mortgagor fails to obtain such flood insurance within 120 days of such notification, the Master Servicer (or in the case of a Specially Serviced Loan, the Special Servicer) shall obtain such insurance, the cost of which shall be a Servicing Advance and shall be recoverable by the Master Servicer or Special Servicer pursuant to Section 3.05(a); provided that the Master Servicer or Special Servicer shall not be required to incur any such cost if such Advance would constitute a Nonrecoverable Servicing Advance. Subject to
Section 3.17(a), the Special Servicer shall also use reasonable efforts to cause to be maintained for each REO Property (to the extent available at commercially reasonable terms) no less insurance coverage than was previously required of the Mortgagor under the related Mortgage or as is consistent with the Servicing
Standard. All such insurance policies shall contain a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of Mortgaged Properties) or the Special Servicer (in the case of REO Properties) on behalf of the Trustee, and shall be issued by an insurer authorized under applicable law to issue such insurance. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case in accordance with applicable law, the terms of the related Mortgage Loan documents and the Servicing Standard) shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer in maintaining any such insurance shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificate-holders, be added to the outstanding principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit, but shall be recoverable by the Master Servicer as a Servicing Advance pursuant to Section 3.05(a).

     (b)(I) If the Master Servicer or the Special Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgaged
Properties and/or REO Properties for which it is responsible to cause the maintenance of insurance hereunder, then, to the extent such policy provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on such Mortgaged Properties and/or REO Properties. Such policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on a Mortgaged Property or an REO Property a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses which would have been covered by such policy, promptly deposit into the Certificate Account (or into the Servicing Account if insurance proceeds are to be applied to the repair or restoration of the applicable Mortgaged Property or disbursed to the related Mortgagor) from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. The Master Servicer and the Special Servicer each agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy maintained by it in a timely fashion in accordance with the terms of such policy.

     (II) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which provides protection equivalent to the individual policies otherwise required, the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its respective obligations to cause hazard insurance to be maintained on such Mortgaged Properties and/or REO Properties. Such policy may contain a deductible clause, in which case the Master Servicer or the Special Servicer, as applicable, shall in the event that
(i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 3.07(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Certificate Account (or into the Servicing Account if insurance proceeds are to be applied to the repair or restoration of the applicable Mortgaged Property or disbursed to the related Mortgagor) from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. The Master Servicer and the Special Servicer each agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such master force placed insurance policy maintained by it in a timely fashion in accordance with the terms of such policy.

     (c) Each of the Master Servicer and the Special Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering its officers and employees and other persons acting on behalf of it in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer or Special Servicer, as the case may be, if the Master Servicer or Special Servicer, as the case may be, were servicing and administering the Mortgage Loans and/or REO Properties for which it is responsible hereunder for FNMA or FHLMC. Coverage of the Master Servicer or the Special Servicer under a policy or bond obtained by an Affiliate of such Person and providing the coverage required by this Section 3.07(c) shall satisfy the requirements of this Section 3.07(c).

     (d) All insurance coverage required to be maintained by the Master Servicer or Special Servicer, as applicable, under this Section 3.07 shall be obtained from Qualified Insurers having a claims paying ability rating (or the obligations of which are guaranteed or backed by a company having such claims paying ability rating) not less than (i) Baa2 by Moody's and (ii) if rated by DCR, investment grade by DCR (or in the case of a policy obtained in accordance with Section 3.07(b)), rated by DCR in one of the three highest ratings categories); provided, however, that if the claims paying ability of a Qualified Insurer is not rated by DCR, such Qualified Insurer must have ratings equivalent to those set forth in clause (ii) of this paragraph from each of Moody's and one other nationally recognized statistical rating organization; and provided, further, that the requirements of clauses (i) and (ii) shall not be applicable with respect to Moody's or DCR, as applicable, if the related Rating Agency shall have confirmed in writing that an insurance company with a lower claims paying ability rating shall not result, in and of itself, in a downgrade, qualification on withdrawal of the then current ratings by such Rating Agency of any class of Certificates.

     SECTION 3.08 Enforcement of Due-On-Sale Clauses; Assumption Agreements; Subordinate Financing; Defeasance.

     (a) As to each Mortgage Loan which contains a provision in the nature of a "due-on-sale" clause, which by its terms:

     (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property; or

     (ii) provides that such Mortgage Loan may not be assumed without the consent of the mortgagee in connection with any such sale or other transfer,

then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or, in the case of a Specially Serviced Mortgage Loan, the Special Servicer, on behalf of the Trustee as the mortgagee of record, shall exercise (or, subject to Section 3.20(a)(iii), waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with the Servicing Standard. In the event that the Master Servicer or Special Servicer intends or is required, in accordance with the preceding sentence, the Mortgage Loan documents or applicable law, to permit the transfer of any Mortgaged Property, the Master Servicer or the Special Servicer, as the case may be, if consistent with the Servicing Standard, may enter into an assumption and modification agreement with the Person to whom the related Mortgaged Property has been or is intended to be conveyed or may enter into substitution of liability agreement, pursuant to which the original Mortgagor and any original guarantors are released from liability, and the transferee and any new guarantors are substituted therefor and become liable under the Mortgage Note and any related guaranties and, in connection therewith, may require from the related Mortgagor a reasonable and customary fee for the additional services performed by it, together with reimbursement for any related costs and expenses incurred by it (but only to the extent that charging such fee and entering into such assumption and modification agreement will not be a significant modification of the Mortgage Loan for purposes of the REMIC Provisions). The Master Servicer or the Special Servicer, as the case may be, shall promptly notify the Trustee of any such agreement and forward the original thereof to the Trustee for inclusion in the related Mortgage File.

     (b) As to each Mortgage Loan which contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

     (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property; or

     (ii) requires the consent of the mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property, then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or, in the case of a Specially Serviced Mortgage Loan, the Special Servicer, on behalf of the Trustee as the mortgagee of record, shall exercise (or, subject to Section 3.20(a)(iii), waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such additional lien or other encumbrance, in a manner consistent with the Servicing Standard; provided, however that the Master Servicer or, in the case of a Specially Serviced Mortgage Loan, the Special Servicer, shall not waive its right to exercise any such right when such right arises as a result of the imposition of a lien against a Mortgaged Property which lien secures additional indebtedness or a mechanic's or similar lien, not permitted under the related Mortgage Loan documents unless the Master Servicer or Special Servicer (as applicable) with respect to any Mortgage Loan or Specially Serviced Mortgage Loan which has an unpaid principal balance at such time equal to at least 5% of the then outstanding balance of the Mortgage Pool, has received written confirmation from each Rating Agency that such waiver, in and of itself, would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of Certificates.

     (c) With respect to any Mortgage Loan which permits release of Mortgaged Properties through a Defeasance Option, the Master Servicer shall, to the extent consistent with and permitted by the applicable Mortgage Loan documents, permit the exercise of such Defeasance Option on any Due Date occurring more than two years after the Startup Day (the "Release Date") upon the satisfaction of the following conditions:

     (i) No event of default exists under the related Mortgage Note;

     (ii) The Mortgagor pays on such Release Date (A) all interest accrued and unpaid on the Principal Balance of the Mortgage Note to and including the Release Date; (B) all other sums, excluding scheduled interest or principal payments due under the Mortgage Note and (C) any costs and expenses incurred in connection with such release;

     (iii) The Mortgagor has delivered Defeasance Collateral providing payments on or prior to all successive scheduled payment dates from the Release Date to the related Maturity Date, and in an amount equal to or greater than the scheduled payments due on such dates under the Mortgage Loan;

     (iv) The Mortgagor shall have delivered a security agreement granting the Trust Fund a first priority security interest in the Defeasance Collateral;

     (v) The Master Servicer shall have received an Opinion of Counsel from the related Mortgagor (which shall be an expense of the related Mortgagor) to the effect that the Trust Fund has a first priority security interest in the Defeasance Collateral and that the assignment thereof is valid and enforceable;

     (vi) The Master Servicer shall have obtained at the related Mortgagor's expense a certificate from an Independent certified public accountant certifying that the Defeasance Collateral complies with the requirements of the related Mortgage Note;

     (vii) If the related Mortgage Loan so requires and provides for the related Mortgagor to pay the cost thereof, the Master Servicer shall have obtained an Opinion of Counsel from the related Mortgagor to the effect that such release will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or cause a tax to be imposed on the Trust Fund under the REMIC Provisions; and

     (viii) The Borrower shall have provided evidence to the Master Servicer demonstrating that the lien of the related Mortgage is being released to facilitate the disposition of the Mortgaged Property or another customary commercial transaction, and not as part of an arrangement to collateralize the Certificates issued by the related REMIC with obligations that are not real estate mortgages.

     (d) Nothing in this Section 3.08 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any additional lien or other encumbrance with respect to such Mortgaged Property.

     (e) Except as otherwise permitted by Section 3.20, neither the Master Servicer nor the Special Servicer shall agree to modify, waive or amend any term of any Mortgage Loan in connection with the taking of, or the failure to take, any action pursuant to this Section 3.08.

     SECTION 3.09     Realization Upon Defaulted Mortgage Loans.

     (a) The Master Servicer shall notify the Special Servicer of the occurrence of a Servicing Transfer Event in respect of any Mortgage Loan. The Special Servicer shall monitor such Specially Serviced Mortgage Loan, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if, in the Special Servicer's judgment, cure is likely, and take such other actions (including without limitation, negotiating and accepting a discounted payoff of a Mortgage
Loan) as are consistent with the Servicing Standard. If, in the Special Servicer's judgment, such corrective action has been unsuccessful, no satisfactory arrangement can be made for collection of delinquent payments, and the Defaulted Mortgage Loan has not been released from the Trust Fund pursuant to any provision hereof, then the Special Servicer shall, subject to subsections
(b) through (d) of this Section 3.09, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of property securing such Mortgage Loan. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer and the Special Servicer shall have the right but not the obligation to expend its own funds toward the restoration of such property if it shall determine in its reasonable discretion (i) that such restoration will increase the net proceeds of liquidation of such Mortgaged Property to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer or Special
Servicer, as the case may be, out of the proceeds of liquidation of such Mortgaged Property, as contemplated in Section 3.05(a). The Special Servicer (or, subject to Section 3.19(c), the Master Servicer) shall advance all other costs and expenses incurred by it in any such proceedings, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a) and further subject to its being entitled to pay out of the related Liquidation Proceeds any Liquidation Expenses incurred in respect of any Mortgage Loan, which Liquidation Expenses were outstanding at the time such proceeds are received. When applicable state law permits the Special Servicer to select between judicial and non-judicial foreclosure in respect of any Mortgaged Property, the Special Servicer shall make such selection in a manner consistent with the Servicing Standard. Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust Fund, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its sole judgment taking into account the factors described in Section 3.18(e) and the results of any Appraisal obtained pursuant to this Agreement, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Master Servicer or the Special Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a Defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, the Master Servicer or the Special Servicer, as the case may be, is authorized to have an Appraisal performed with respect to such property (the cost of which Appraisal shall be covered by, and reimbursable as, an Additional Trust Fund Expense).

     (b) The Special Servicer shall not acquire any personal property pursuant to this Section 3.09 (with the exception of cash or cash equivalents pledged as collateral for a Mortgage Loan) unless either:

     (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

     (ii) the Special Servicer shall have obtained an Opinion of Counsel (the cost of which may be withdrawn from the Certificate Account pursuant to Section 3.05(a)) to the effect that the holding of such personal property by the Trust Fund will not (subject to Section 10.01(f)) cause the imposition of a tax on the Trust Fund under the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (c) Notwithstanding the foregoing provisions of this Section 3.09, the Special Servicer shall not, on behalf of the Trustee, initiate foreclosure proceedings, obtain title to a Mortgaged Property in lieu of foreclosure or otherwise, have a receiver of rents appointed with respect to any Mortgaged Property, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless (as evidenced by an Officer's Certificate to such effect delivered to the Trustee) the Special Servicer has previously received an Environmental Assessment in respect of such Mortgaged Property prepared by a Person who regularly conducts Environmental Assessments and the Special Servicer, based solely (as to environmental matters and related costs) on the information set forth in such Environmental Assessment, determines that:

     (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that acquiring such Mortgaged Property and taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than not acquiring such Mortgaged Property and not taking such actions; and

     (ii) there are no circumstances or conditions present at the Mortgaged property relating to the use, management or disposal of Hazardous Materials for which investigations, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could be required, that acquiring such Mortgaged Property and taking such actions with respect to such Mortgaged Property is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than not acquiring such Mortgaged Property and not taking such actions.

The cost of any such Environmental Assessment, as well as the cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of the preceding sentence, may be withdrawn from the Certificate Account by the Master Servicer at the direction of the Special Servicer as an expense of the Trust Fund pursuant to Section 3.05(a); and if any such Environmental Assessment so warrants, the Special Servicer shall, at the expense of the Trust Fund, perform such additional environmental testing as are consistent with the Servicing Standard to determine whether the conditions described in clauses (i) and (ii) of the preceding sentence have been satisfied.

     (d) If the environmental testing contemplated by subsection (c) above establishes that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a Defaulted Mortgage Loan, then the Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding to acquire title to the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release all or a portion of such Mortgaged Property from the lien of the related Mortgage.

     (e) The Special Servicer shall provide written reports monthly to the Master Servicer, (who shall forward such reports to the Trustee, who shall forward such reports to the Certificateholders) regarding any actions taken by the Special Servicer with respect to any Mortgaged Property securing a Defaulted Mortgage Loan as to which the environmental testing contemplated in subsection
(c) above has revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied, in each case until the earliest to occur of satisfaction of both such conditions, removal of the related Mortgage Loan from the Trust Fund and release of the lien of the related Mortgage on such Mortgaged Property.

     (f) The Special Servicer shall report to the Internal Revenue Service and the related Mortgagor, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed, information returns with respect to the receipt of mortgage interests received in a trade or business and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 605OJ, 605OH and 605OP, respectively, of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 605OJ, 605OH and 605OP of the Code. The Special Servicer shall deliver a copy of any such report to the Trustee.

     (g) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action.

     (h) The Special Servicer shall maintain accurate records of each Final Recovery Determination in respect of a Defaulted Mortgage Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee no later than the 10th Business Day following such Final Recovery Determination.

     SECTION 3.10     Trustee to Cooperate; Release of Mortgage Files.

     (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the Special Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer or the Special Servicer, as the case may be, will immediately notify the Trustee and request delivery of the related Mortgage File. Any such notice and request shall be in the form of a Request for Release signed by a Servicing Officer and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited. Within seven Business Days (or within such shorter period as release can reasonably be accomplished if the Master Servicer or the Special Servicer notifies the Trustee of an exigency) of receipt of such notice and request, the Trustee shall release, or cause any related Custodian to release, the related
Mortgage File to the Master Servicer or the Special Servicer, whichever requested it. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

     (b) From time to time as is appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer may deliver to the Trustee a Request for Release signed by a Servicing Officer thereof. Upon receipt of the foregoing, the Trustee shall deliver or cause the related Custodian to deliver, the Mortgage File or any document therein to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage File or such document to the Trustee or the related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the Request for Release shall be released by the Trustee to the Master Servicer or the Special Servicer, as applicable.

     (c) Within three Business Days (or within such shorter period as delivery can reasonably be accomplished if the Special Servicer notifies the Trustee of an exigency) of receipt thereof, the Trustee shall execute and deliver to the Special Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. The Special Servicer shall be responsible for the preparation of all such documents and pleadings. When submitted to the Trustee for signature, such documents or pleadings shall be accompanied by a certificate of a Servicing Officer requesting that such plead-ings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     SECTION 3.11     Servicing Compensation; Nonrecoverable Servicing Advances.

     (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan and REO Loan. As to each Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue from time to time at the Master Servicing Fee Rate and shall be computed on the basis of the same principal amount and for the same period respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. The Master Servicing Fee shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan, REO Revenues allocable as interest on each REO Loan and the interest portion of Delinquency Advances on each Mortgage Loan and REO Loan. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of that portion of related Insurance Proceeds or Liquidation Proceeds allocable as recoveries of interest, to the extent permitted by Section 3.05(a). The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

     (b)  Additional  servicing  compensation  in the form of  assumption  fees, modification fees, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar or ancillary fees (excluding any other amounts relating to Prepayment Premiums), in each case to the extent actually paid by a Mortgagor with respect to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, may be retained by the Master Servicer and are not required to be deposited in the Certificate Account. The Master Servicer shall also be entitled to additional servicing compensation in the form of (i) any Prepayment Interest Excesses, Balloon Payment Interest Excesses, and further to the extent received on Mortgage Loans other than Specially Serviced Mortgage Loans, any Penalty Charges collected on the Mortgage Loans; (ii) interest or other income earned on deposits in the Certificate Account, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to each such Investment Account for each Collection Period), and (iii) to the extent not required to be paid to any Mortgagor under applicable law or under the related Mortgage, any interest or other income earned on deposits in the Servicing Accounts and Reserve Accounts maintained thereby. The Master Servicer shall be required to pay out of its own funds all overhead and general and administrative expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of Sub-Servicers retained by it and the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement. The Master Servicer shall pay the Trustee Fee out of the Servicing Fee without right of reimbursement.

     (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and each REO Loan, the Special Servicing Fee shall accrue from time to time at the Special Servicing Fee Rate on the basis of the same principal amount and for the same period respecting which any related interest payment due on such Specially Serviced Mortgage Loan or deemed to be due on such REO Loan is computed. The Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof. As to each Specially Serviced Mortgage Loan and each REO Loan, earned but unpaid Special Servicing Fees shall be payable monthly out of the same sources and at the same time (but separate from) Master Servicing Fees payable to the Master Servicer in respect of such Specially Serviced Mortgage Loan or REO Loan.

     As further compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan. As to each Corrected Mortgage Loan, the Workout Fee shall be payable from, and shall be calculated by application of the Workout Fee Rate to, each collection of interest and principal received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect thereto or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If the Special Servicer is terminated other than for cause or resigns in accordance with Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence.

     As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which it receives any full or discounted payoff or any Liquidation Proceeds (other than in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property by the Special Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 3.18 or by the Master Servicer or the Depositor pursuant to Section 3.18 or Section 9.01). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable from, and shall be calculated by application of the Liquidation Fee Rate to, such full or discounted payoff and/or such Liquidation Proceeds. No Liquidation Fee will be payable with respect to any Specially Serviced Mortgage Loan solely by virtue of such Mortgage Loan becoming a Corrected Mortgage Loan. Notwithstanding anything herein to the contrary, no Liquidation Fee will be payable from, or based upon the receipt of, Liquidation Proceeds collected as a result of any purchase of a Specially Serviced Mortgage Loan or REO Property described in the parenthetical to the first sentence of this paragraph; provided, however, that if any such Liquidation Proceeds are received with respect to any Corrected Mortgaged Loan, and the Special Servicer is properly entitled to a Workout Fee therefrom, such Workout Fee will be payable based on and from the portion of such Liquidation Proceeds that constitute principal and/or interest.

     Notwithstanding anything to the contrary herein, a Liquidation Fee and a Workout Fee relating to the same Mortgage Loan shall not be paid from the same proceeds on or with respect to such Mortgage Loan.

     Subject to the Special Servicer's right to employ Sub-Servicers, the Special Servicer's right to receive the Special Servicing Fee, the Workout Fee and/or the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

     (d) Additional servicing compensation in the form of assumption fees and modification fees received on or with respect to Specially Serviced Mortgage Loans shall be promptly paid to the Special Servicer by the Master Servicer and shall not be required to be deposited in the Certificate Account pursuant to
Section 3.04(a). Additional servicing compensation in the form of assumption fees and modification fees that the Master Servicer is entitled to and that are collected by the Special Servicer, shall be paid promptly to the Master Servicer by the Special Servicer. The Special Servicer shall also be entitled to additional servicing compensation in the form of: (i) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the REO Account, any Servicing Accounts and any Reserve Accounts maintained thereby; and (ii) to the extent not required to be paid to the Master Servicer as additional servicing compensation pursuant to Section 3.11(b), any Penalty Charges collected on the Specially Serviced Mortgage Loans and REO Loans. The Special Servicer shall be required to pay out of its own funds all overhead and general and administrative expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any Sub-Servicers retained by it and the premiums for any blanket policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account or the REO Account, and the Special Servicer shall not be entitled to reimbursement except as expressly provided in this Agreement.

     (e) If the Master Servicer or Special Servicer is required under this Agreement to make a Servicing Advance, but neither does so within 15 days after such Advance is required to be made, the Trustee shall (subject to Section 3.11(g) below), make such Advance.

     (f) The Master Servicer, the Special Servicer and the Trustee shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Servicing Advance made thereby for so long as such Servicing Advance is outstanding, payable, first, out of penalty charges received on the Mortgage Loan or REO Loan as to which such Servicing Advance was made and, then, once such Servicing Advance has been reimbursed, out of general collections on the Mortgage Loans and REO Properties.

     (g) Notwithstanding anything to the contrary set forth herein, none of the Master Servicer, the Special Servicer or the Trustee shall be required to make any Servicing Advance that it determines in its reasonable, good faith judgment would constitute a Nonrecoverable Servicing Advance; provided, however, that the Special Servicer may make an Emergency Advance notwithstanding that, at the time such advance is made, the Special Servicer may not have adequate information available in order to make a determination whether or not such advance would, if made, be a Nonrecoverable Servicing Advance. In addition, Nonrecoverable Servicing Advances (including any Emergency Advances made pursuant to the proviso of the preceding sentence which are ultimately determined to be Nonrecoverable Servicing Advances) shall be reimbursable pursuant to Section
3.05 out of general collections on the Mortgage Loans and REO Properties on deposit in the Certificate Account. The determination by the Master Servicer, the Special Servicer or, if applicable, the Trustee, that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be evidenced by an Officer's Certificate delivered promptly to the Trustee (or, if applicable, retained thereby) and the Depositor, setting forth the basis for such determination, together with (if such determination is prior to the liquidation of the related Mortgage Loan or REO Property) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, which shall have been performed within the twelve months preceding such determination, and further accompanied by any other information, including, without limitation, engineers' reports, environmental surveys, inspection reports, rent rolls, income and expense statements or similar reports, that the Master Servicer or the Special Servicer may have obtained and that supports such determination. If such an Appraisal shall not have been required and performed pursuant to the terms of this Agreement, the Master Servicer, the Special Servicer or the Trustee, as the case may be, may, subject to its reasonable and good faith determination that such Appraisal will demonstrate the nonrecoverability of the related Advance, obtain an Appraisal for such purpose at the expense of the Trust Fund. The Trustee shall be entitled to rely on any determination of nonrecoverability that may have been made by the Master Servicer or the Special Servicer with respect to a particular Servicing Advance, and the Master Servicer shall be entitled to rely on any determination of nonrecoverability that may have been made by the Special Servicer with respect to a particular Servicing Advance.

     SECTION 3.12     Inspections; Collection of Financial Statements.

     (a) The Master Servicer shall perform (or cause to be performed) a physical inspection of each Mortgaged Property (other than Mortgaged Properties constituting collateral for Specially Serviced Mortgaged Loans) at such times and in such manner as are consistent with the Servicing Standard, but in any event at least once every two years (or, if the related Mortgage Loan has a current balance of greater than $2,000,000, at least once every year). The Master Servicer shall prepare (or cause to be prepared) a written report of each such inspection detailing the condition of the Mortgaged Property and specifying the existence of (i) any vacancy in the Mortgaged Property evident from such inspection that the Master Servicer deems material, (ii) any sale, transfer or abandonment of the Mortgaged Property evident from such inspection, (iii) any adverse change in the condition or value of the Mortgaged Property evident from such inspection that the Master Servicer deems material, or (iv) any waste committed on the Mortgaged Property evident from such inspection. The Master Servicer, upon request, shall deliver to the Trustee a copy of each such written report within 60 days of its preparation.

     (b) The Special Servicer shall perform (or cause to be performed) a physical inspection of each Mortgaged Property constituting collateral for a Specially Serviced Mortgage Loan at such times and in such manner as are consistent with the Servicing Standard. If any Mortgage Loan becomes a Specially Serviced Mortgage Loan, then as soon as practicable (and in any event within 90 days thereafter) the Special Servicer shall perform (or cause to be performed) a physical inspection of each Mortgaged Property constituting collateral for such Mortgage Loan. The Special Servicer shall prepare (or cause to be prepared) a written report of each such inspection detailing the condition of the Mortgaged Property and specifying the existence of (i) any vacancy in the Mortgaged Property evident from such inspection that the Special Servicer deems material,
(ii) any sale, transfer or abandonment of the Mortgaged Property evident from such inspection, (iii) any adverse change in the condition or value of the Mortgaged Property evident from such inspection that the Special Servicer deems material, or

(iv) any waste committed on the Mortgaged Property evident from such inspection. The Special Servicer, upon request, shall deliver to the Trustee and the Master Servicer a copy of each such written report within 60 days of its preparation.

     (c) The Master Servicer (or, in the case of Specially Serviced Mortgage Loans, the Special Servicer) shall make reasonable efforts to collect promptly from each Mortgagor quarterly and annual operating statements and rent rolls of the related Mortgaged Property, and financial statements of such Mortgagor, if delivery of such items is required pursuant to the terms of the related Mortgage. In addition, the Special Servicer shall make reasonable efforts to obtain quarterly and annual operating statements and rent rolls with respect to each REO Property. The Master Servicer and Special Servicer, upon request, shall each deliver copies of the collected items to the other such party and the Trustee in each case within 10 days of its receipt of such request.

     SECTION 3.13     Annual Statement as to Compliance.

     Each of the Master Servicer and the Special Servicer will deliver to the Trustee, with a copy to the Depositor, on or before April 30th of each year, beginning in 1999, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer or the Special
Servicer, as the case may be, during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision,
(ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has fulfilled in all material respects its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the Internal Revenue Service or any other governmental agency or body or, if it has received any such notice, specifying the details thereof. A copy of such Officer's Certificate may be obtained by Certificateholders upon written request to the Trustee pursuant to Section 8.12 hereof.

     SECTION 3.14     Reports by Independent Public Accountants.

     On or before April 30th of each year, beginning in 1999 (or, as to any such year, such earlier date as is contemplated by the last sentence of this paragraph), the Master Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Master Servicer) and that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and to the Depositor to the effect that
(i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer, which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage

Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

     The Special Servicer will deliver an annual accountants' report only if, and in such form as may be, requested by the Rating Agencies.

     The Master Servicer and the Special Servicer, to the extent applicable, will use reasonable efforts to cause the accountants referred to above to cooperate with the Depositor in conforming any reports delivered pursuant to this Section 3.14 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust Fund pursuant to the Exchange Act.

     SECTION 3.15     Access to Certain Information.

     Each of the Master Servicer and the Special Servicer shall provide or cause to be provided to the Trustee, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans and the Trust Fund within its control which may be required by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

     SECTION 3.16     Title to REO Property; REO Account.

     (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee on behalf of the Certificateholders. The Special Servicer, on behalf of the Trust Fund, shall attempt to sell any REO Property within two years of acquiring ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either
(i) is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Special Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to the close of such period will not (subject to Section 10.01(f)) result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II or REMIC III as defined in Section 860F of the Code or cause REMIC I, REMIC II or REMIC

III to fail to qualify as a REMIC (for federal (or any applicable state or local) income tax purposes) at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such period longer than three years as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any expense incurred by the Special Servicer in connection with its being granted the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be an expense of the Trust Fund payable out of the Certificate Account pursuant to Section 3.05(a).

     (b) The Special Servicer shall cause all funds collected and received in connection with any REO Property to be held separate and apart from its own funds and general assets. If any REO Acquisition shall occur, the Special Servicer shall establish and maintain (or cause to be established and maintained) one or more accounts (collectively, the "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account and may consist of one account for some or all the REO Properties. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, within two Business Days of receipt, all REO Revenues, Liquidation Proceeds (net of all Liquidation Expenses paid therefrom) and Insurance Proceeds received in respect of an REO Property. The Special Servicer is authorized to pay out of related Liquidation Proceeds any Liquidation Expenses incurred in respect of an REO Property and outstanding at the time such proceeds are received. Funds in the REO Account may be invested in Permitted Investments in accordance with Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11 (d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06 (b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the Trustee and the Master Servicer of the location of any REO Account when first established and of the new location of such REO Account prior to any change thereof.

     (c) The Special Servicer shall cause all funds necessary for the proper operation, management, maintenance, disposition and liquidation of any REO Property to be withdrawn from the REO Account, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. Within one Business Day following the end of each Collection Period, the Special Servicer shall withdraw from the REO Account and deposit into the Certificate Account or deliver to the Master Servicer (which shall deposit such amounts into the Certificate Account) the aggregate of all amounts received in respect of each REO Property during such Collection Period, net of any withdrawals made out of such amounts pursuant to Section 3.16 (b) or this Section 3.16(c); provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, maintenance and disposition of the related REO Property (including without limitation the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

     (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16 (b) or (c).

     SECTION 3.17     Management of REO Property; Independent Contractors.

     (a) Prior to the acquisition of title to any Mortgaged Property securing a Defaulted Mortgage Loan, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Special Servicer determines from such review, in its good faith and reasonable judgment, that:

     (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

     (ii) Directly Operating such Mortgaged Property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially feasible) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

     (iii) Directly Operating such property as REO Property could result in income subject to an REO Tax and, in the good faith and reasonable judgment of the Special Servicer, that no commercially feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall deliver to the Trustee, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent commercially feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the Trustee shall consult with the Special Servicer and shall advise the Special Servicer of the Trust Fund's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the Trustee shall (to the maximum extent possible) advise the Special Servicer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After receiving the information described in the two preceding sentences from the Trustee, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

     The Special Servicer's decision as to how each REO Property shall be managed and operated shall in any event be based on the good faith and reasonable judgment of the Special Servicer as to which means would (to the extent commercially feasible) maximize the net after-tax REO Revenues received by the Trust Fund with respect to such property without materially and adversely affecting the Special Servicer's ability to sell such REO Property in accordance with this Agreement and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Both the Special Servicer and the Trustee may consult with counsel knowledgeable in such matters at the expense of the Trust Fund in connection with determinations required under this Section 3.17(a). Neither the Special Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund, the other parties hereto or each other for errors in judgment made in good faith in the reasonable exercise of their discretion while performing their respective responsibilities under this Section 3.17(a) or, to the extent it relates to federal income tax consequences for the Trust Fund, Section 3.17(b) below. Nothing in this Section 3.17(a) is intended to prevent the sale of a Defaulted Mortgage Loan or REO Property pursuant to the terms and subject to the conditions of Section 3.18.

     (b) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or, except as permitted by Section 3.17(a), result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are in the best interests of and for the benefit of the Certificateholders (as determined by the Special Servicer in its good faith and reasonable judgment) and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to each REO Property, funds necessary for the proper operation, management and maintenance of such REO Property, including, without limitation:

     (i) all insurance premiums due and payable in respect of such REO Property;

     (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

     (iii) any ground rents in respect of such REO Property; and

     (iv) all costs and expenses necessary to maintain such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in clauses (i) - (iv) above with respect to such REO Property, the Special Servicer shall advance such amount as is necessary for such purposes (which advances shall be Servicing Advances) unless (as evidenced by an Officer's Certificate delivered to the Trustee) such advances would, if made, constitute Nonrecoverable Servicing Advances; provided, however, that the Special Servicer shall make any such Servicing Advance if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings and such advance will be deemed to constitute a recoverable Servicing Advance.

     (c) The Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

     (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

     (ii) the fees of such Independent Contractor (which shall be an expense of the Trust Fund) shall be reasonable and customary in light of the nature and locality of the REO Property;

     (iii) any such contract shall require, or shall be administered to require, that the Independent Contractor (A) pay, out of related REO Revenues, all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in subsection (b) hereof, and (B) remit all related REO Revenues (net of its fees and such costs and expenses) to the Special Servicer;

     (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

     (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

     SECTION 3.18     Sale of Defaulted Mortgage Loans and REO Properties.

     (a) The parties hereto may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03(a) and 9.01.

     (b) In the event that any Mortgage Loan becomes a Defaulted Mortgage Loan and the Special Servicer has determined in good faith that such Defaulted Mortgage Loan will become subject to foreclosure proceedings, the Special
Servicer shall promptly so notify, in writing, the Master Servicer and the Trustee, and the Trustee shall so notify, in writing, within 10 days after receipt of its notice, the Holders of the Controlling Class. The Majority Certificateholder of the Controlling Class may at its (or their) option purchase from the Trust Fund, at a price equal to the Purchase Price, any such Defaulted Mortgage Loan. The Purchase Price for any Defaulted Mortgage Loan purchased hereunder shall be deposited into the Certificate Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Majority Certificateholder of the Controlling Class (or any designee thereof) the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Majority Certificateholder of the Controlling Class (or any designee thereof) ownership of such Defaulted Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Credit File to such Certificateholder(s).

     (c) If the Majority Certificateholder of the Controlling Class has not purchased any Defaulted Mortgage Loan within 15 days of its having received notice in respect thereof pursuant to the immediately preceding subsection (b), either the Special Servicer or, subject to the Special Servicer's prior rights in such regard, the Master Servicer may at its option, within 15 days after receipt of such notice, purchase such Defaulted Mortgage Loan from the Trust Fund, at a price equal to the Purchase Price. The Purchase Price for any Defaulted Mortgage Loan purchased hereunder shall be deposited into the Certificate Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in the Master Servicer or the Special Servicer, as applicable, such Defaulted Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Credit File to the Master Servicer.

     (d) The Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased by the Majority Certificateholder of the Controlling Class, the Master Servicer or the Special Servicer pursuant to subsection (b) or (c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery to Certificateholders on a present value basis than would liquidation of the related Mortgaged Property. Such offering shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title, loan status, condition and similar customary matters, if liability for breach thereof is limited to recourse against the Trust Fund) for a period of not less than 10 days or more than 90 days. Unless the Special Servicer determines that acceptance of any offer would not be in the best economic interests of the Trust Fund, the Special Servicer shall accept the highest cash offer received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any offer determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09 and, otherwise, in accordance with the Servicing Standard.

     The Special Servicer shall use reasonable efforts to solicit offers for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). The Special Servicer shall accept the first (and, if multiple bids are contemporaneously received, highest) cash bid received from any Person that constitutes a fair price for such REO Property. If the Special Servicer determines, in its good faith and reasonable judgment, that it will be unable to realize a fair price for any REO Property within the time constraints imposed by Section 3.16(a), then the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.

     The Special Servicer shall give the Trustee and the Master Servicer not less than three Business Days' prior written notice of its intention to sell any Defaulted Mortgage Loan or REO Property. No Interested Person shall be obligated to submit a bid to purchase any Defaulted Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

     (e)  Whether  any cash  bid  constitutes  a fair  price  for any  Defaulted
Mortgage Loan or REO Property, as the case may be, for purposes of Section 3.18(d), shall be determined by the Special Servicer, if the highest bidder is a Person other than an Interested Person, and by the Trustee, if the highest bidder is an Interested Person; provided, however, that no bid from an Interested Person shall constitute a fair price unless (i) it is the highest bid received and (ii) at least two other bids are received from independent third parties. In determining whether any offer received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Trustee shall be supplied with and shall rely on the most recent Appraisal or updated Appraisal conducted in accordance with this Agreement within the preceding 12-month period or, in the absence of any such Appraisal, on a narrative appraisal prepared by a Qualified Appraiser, retained by the Special Servicer. Such appraiser shall be selected by the Special Servicer if the Special Servicer is not making an offer with respect to a Defaulted Mortgage Loan or REO Property and shall be selected by the Master Servicer if the Special

Servicer is making such an offer. The cost of any such narrative appraisal shall be covered by, and shall be reimbursable as, a Servicing Advance. In determining whether any offer from a Person other than an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account (in addition to the results of any Appraisal, updated Appraisal or narrative Appraisal that it may have obtained pursuant to this Agreement within the prior 12 months), and in determining whether any offer from an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, any appraiser shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in
Section 3.16(a). The Purchase Price for any Defaulted Mortgage Loan or REO Property shall in all cases be deemed a fair price.

     (f) Subject to subsections (a) through (e) above, the Special Servicer shall act on behalf of the Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective offerors, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or exchanging offers without obligation to deposit such amounts into the Certificate Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse to the Trustee or the Trust Fund (except such recourse to the Trust Fund imposed by those representations and warranties typically given in such transactions, any prorations applied thereto and any customary closing matters), and if such sale is consummated in accordance with the terms of this Agreement, none of the Special Servicer, the Master Servicer, the Depositor or the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

     (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only (unless, as evidenced by an Opinion of Counsel, a sale for other consideration will not cause an Adverse REMIC Event).

     (h) Notwithstanding any of the foregoing paragraphs of this Section 3.18, the Special Servicer shall not be obligated to accept the highest cash offer if the Special Servicer determines, in its reasonable and good faith judgment, that rejection of such offer would be in the best interests of the Certificateholders, and the Special Servicer may accept a lower cash offer (from any Person other than itself or an Affiliate) if it determines, in its reasonable and good faith judgment, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations or the terms offered by the prospective buyer making the lower offer are more favorable).

     SECTION 3.19 Additional Obligations of the Master Servicer and the Special Servicer.

     (a) In connection with each Adjustable Rate Mortgage Loan (and, if and to the extent applicable, any successor REO Loan), the Master Servicer shall calculate adjustments in the Mortgage Rate and the Monthly Payment and shall notify the Mortgagor of such adjustments, all in accordance with the Mortgage Note and applicable law. In the event the Index for any Adjustable Rate Mortgage Loan (or successor REO Loan) is not published or is otherwise unavailable, the Master Servicer shall select a comparable alternative index with respect to such Mortgage Loan (or successor REO Loan) over which it has no direct control, which is readily verifiable and which is acceptable under the terms of the related Mortgage Note.

     (b) The Master Servicer and the Special Servicer, as applicable, shall each deliver to the other and to the Trustee (for inclusion in the Mortgage File) copies of all Appraisals, environmental reports and engineering reports (or, in each case, updates thereof) obtained with respect to any Mortgaged Property or REO Property.

     (c) No more frequently than once per calendar month, the Special Servicer may require the Master Servicer, and the Master Servicer shall be obligated, subject to the second following paragraph, to reimburse the Special Servicer for any Servicing Advances made by but not previously reimbursed to the Special Servicer, and to pay the Special Servicer interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement. Such reimbursement and any accompanying payment of Advance Interest shall be made within ten (10) days of the request therefor by wire transfer of immediately available funds to an account designated by the Special Servicer. Upon the Master Servicer's reimbursement to the Special Servicer of any Servicing Advance and payment to the Special Servicer of interest thereon, all in accordance with this Section 3.19(c), the Master Servicer shall for all purposes of this Agreement be deemed to have made such Servicing Advance at the same time as the Special Servicer originally made such Advance, and accordingly, the Master Servicer shall be entitled to reimbursement for such Advance, together with interest thereon, at the same time, in the same manner and to the same extent as the Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance.

     Notwithstanding anything to the contrary contained in this Agreement, if the Special Servicer is required under this Agreement to make any Servicing Advance but does not desire to do so, the Special Servicer may, in its sole discretion, request that the Master Servicer make such Advance, such request to be made in writing and in a timely manner that does not materially and adversely affect the interests of any Certificateholder. Subject to the following paragraph, the Master Servicer shall have the obligation to make any such Servicing Advance that it is requested by the Special Servicer to make within ten days of the Master Servicer's receipt of such request. The Special Servicer shall be relieved of any obligations with respect to an Advance that it requests the Master Servicer to make (regardless of whether or not the Master Servicer shall make such Advance). The Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of the Special Servicer, together with Advance Interest thereon, at the same time, in the same manner and to the same extent as the Master Servicer is entitled with respect to any other Servicing Advance made thereby.

     Notwithstanding the foregoing provisions of this Section 3.19(c), the Master Servicer shall not be required to make at the Special Servicer's direction, or to reimburse the Special Servicer for, any Servicing Advance if the Master Servicer determines in its reasonable, good faith judgment that the Servicing Advance which the Special Servicer is directing the Master Servicer to make or to reimburse to the Special Servicer hereunder either (y) although not characterized by the Special Servicer as a Nonrecoverable Servicing Advance, is or would be, if made, a Nonrecoverable Servicing Advance, or (z) the making of such advance was or would be in violation of the Servicing Standard or the terms and conditions of this Agreement. The Master Servicer shall notify the Special Servicer in writing of such determination. Such notice shall not obligate the Special Servicer to make any such proposed Servicing Advance.

     (d) Upon the earliest of (i) the date on which any Mortgage Loan becomes a Modified Mortgage Loan, (ii) the 90th day following the occurrence of any uncured delinquency in Monthly Payments with respect to any Mortgage Loan, (iii) the date on which a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan and (iv) the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property (each such Mortgage Loan and any related REO Loan, a "Required Appraisal Loan"), the Special Servicer, shall request and, within 30 days of the occurrence of such event (or such longer period as the Special Servicer is (as certified thereby to the Trustee in writing) diligently and in good faith proceeding to obtain such) obtain an Appraisal of the related Mortgaged Property; unless an Appraisal thereof had previously been obtained within the prior twelve months. The cost of such Appraisal shall be covered by, and reimbursable as, a Servicing Advance.

     With respect to each Required Appraisal Loan (unless such loan has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments, and no other Servicing Transfer Event has occurred with respect thereto during the preceding twelve months), the Special Servicer shall, within 30 days of each anniversary of such loan's becoming a Required Appraisal Loan, order an update of the prior Appraisal (the cost of which will be covered by, and reimbursable as, a Servicing Advance). Based upon such Appraisal, the Special Servicer shall determine and report to the Trustee the Appraisal Reduction Amount, if any, with respect to such loan. The Special Servicer shall deliver a copy of any such Appraisal to the Master Servicer.

     (e) The Master Servicer shall deliver to the Trustee for deposit in the Distribution Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount equal to the aggregate of all Balloon Payment Interest

Shortfalls incurred in connection with Balloon Payments received in respect of the Mortgage Pool during the most recently ended Collection Period.

     (f) The Master Servicer shall deliver to the Trustee for deposit in the Distribution Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount equal to the lesser of (i) the aggregate of all Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received in respect of the Mortgage Pool during the most recently ended Collection Period, and (ii) the aggregate Master Servicing Fees received by the Master Servicer during such Collection Period.

     (g) With respect to all ARD Loans, the Master Servicer shall apply all Monthly Payments and any other sums due, in accordance with the terms of the related ARD Loan.

     (h) With respect to all ARD Loans, the Master Servicer and the Special Servicer shall not take any enforcement action with respect to the payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment, other than request for collection, until the maturity date of the related Loan. The foregoing shall not limit the Servicer and Special Servicer's obligation to establish a Lock-Box Account pursuant to Section 3.28.

     SECTION 3.20     Modifications, Waivers, Amendments and Consents.

     (a) The Master Servicer and the Special Servicer each may agree to any modification, waiver or amendment of any term of, forgive interest on and principal of, capitalize interest on, permit the release, addition or substitution of collateral securing, and/or permit the release of the Mortgagor on or any guarantor of any Mortgage Loan it is required to service and administer hereunder, without the consent of the Trustee or, except as contemplated by clause (ii) below, any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

     (i) other than as provided in Sections 3.02 and 3.08, the Master Servicer (in such capacity) shall not agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the Master Servicer's good faith and reasonable judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; the Special Servicer (in such capacity) may, however, agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, a Specially Serviced Mortgage Loan that would have any such effect, but only if, in the Special Servicer's reasonable and good faith judgment, a material default on such Mortgage Loan has occurred or a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders on a present value basis, than would liquidation.

     (ii) [Intentionally Omitted.]

     (iii) neither the Master Servicer nor the Servicer may extend the Stated Maturity Date of any Mortgage Loan beyond the date that is two years prior to the Rated Final Distribution Date;

     (iv) neither the Master Servicer nor the Special Servicer shall make or permit any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan that would (A) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)) result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day of any such REMIC under the REMIC Provisions or (B) cause any Mortgage Loan to cease to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (neither the Master Servicer nor the Special Servicer shall be liable for judgments as regards decisions made under this subsection which were made in good faith and, unless it would constitute bad faith or negligence to do so, each of the Master Servicer and the Special Servicer may rely on opinions of counsel in making such decisions);

     (v) neither the Master Servicer nor the Special Servicer shall permit any Mortgagor to add or substitute any collateral for an outstanding Mortgage Loan, which collateral constitutes real property, unless the Master Servicer or the Special Servicer, as the case may be, shall have first determined, in its reasonable and good faith judgment, based upon an Environmental Assessment (and such additional environmental testing as the Master Servicer or Special Servicer, as the case may be, deems necessary and appropriate) prepared by an Independent Person who regularly conducts Environmental Assessments (and such additional environmental testing), at the expense of the Mortgagor, that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations; and

     (vi) neither the Master Servicer nor the Special Servicer shall release or substitute any collateral securing an outstanding Mortgage Loan except as provided in Section 3.09(d) and except in the case of a release where (A) the use of the collateral to be released will not, in the Master Servicer's or Special Servicer's, as the case may be, good faith and reasonable judgment, materially and adversely affect the Net Operating Income being generated by or the use of the related Mortgaged Property, (B) there is a corresponding principal paydown of such Mortgage Loan in an amount at least equal to, or a delivery of substitute collateral with an appraised value at least equal to, the appraised value of the collateral to be released, (C) the remaining Mortgaged Property and any substitute collateral is, in the Master Servicer's or Special Servicer's, as the case may be, good faith and reasonable judgment, adequate security for the remaining Mortgage Loan and (D) such release and/or substitution would not result in the downgrade, qualification or withdrawal of the rating then assigned by any Rating Agency to any Class of Certificates (as confirmed in writing by each Rating Agency);

provided that (x) the limitations, conditions and restrictions set forth in clauses (i) through (vi) above shall not apply to any modification of any term of any Mortgage Loan or any other acts referenced in this Section 3.20(a) that is required under the terms of such Mortgage Loan in effect on the Closing Date, and (y) notwithstanding clauses (i) through (vi) above, neither the Master Servicer nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Mortgagor if in their reasonable and good faith judgment such opposition would not ultimately prevent the confirmation of such plan or one substantially similar. Neither the Master Servicer nor the Special Servicer may extend the Maturity Date on any Mortgage Loan except pursuant to this Section 3.20(a) or as otherwise required under the related loan documents.

     (b) Neither the Master Servicer nor the Special Servicer shall have any liability to the Trust Fund, the Certificateholders or any other Person if its analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.20(a) is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than would liquidation, should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis in good faith by the Special Servicer and the Special Servicer was not negligent in ascertaining the pertinent facts.

     (c) Any payment of interest, which is deferred pursuant to any modification, waiver or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

     (d) The Master Servicer and, with respect to a Specially Serviced Mortgaged Loan, the Special Servicer each may, as a condition to its granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within the Master Servicer's or the Special Servicer's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to it, as additional servicing compensation, a reasonable or customary fee (not to exceed 1.0% of the unpaid principal balance of the related Mortgage Loan) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it.

     (e) Except for waivers of Penalty Charges and notice periods, all material modifications, waivers and amendments of the Mortgage Loans entered into pursuant to this Section 3.20 shall be in writing

     (f) Each of the Master Servicer and the Special Servicer shall notify the Trustee and such other party, in writing, of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee or the related Custodian for deposit in the related
Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly (and in any event within 10 Business
Days) following the execution thereof.

     SECTION 3.21 Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.

     (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Master Servicer shall promptly give notice thereof, and deliver the related Servicing File, to the Special Servicer and shall use reasonable efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use reasonable efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event. The
Special Servicer may, as to any delinquent Mortgage Loan, prior to the occurrence of a Servicing Transfer Event with respect thereto, request and obtain the foregoing documents and information.

     Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Special Servicer shall promptly give notice thereof, and return the related Servicing File, to the Master Servicer and upon giving such notice, and returning such Servicing File, to the Master Servicer, the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan in accordance with this Agreement shall resume.

     Notwithstanding other provisions in this Agreement to the contrary, the Master Servicer shall remain responsible for the billing and collection, accounting, data collection, reporting and other basic Master Servicer administrative functions with respect to Specially Serviced Mortgage Loans, provided that the Special Servicer shall establish procedures for the Master Servicer as to the application of receipts and tendered payments and shall have the exclusive responsibility for and authority over all contacts with and notices to Mortgagors and similar matters relating to each Specially Serviced Mortgage Loan and the related Mortgaged Property.

     (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor.

     (c) Notwithstanding anything in this Agreement to the contrary, in the event that the Master Servicer and the Special Servicer are the same Person, all notices, certificates, information and consents required to be given by the Master Servicer to the Special Servicer or vice versa shall be deemed to be given without the necessity of any action on such Person's part.

     SECTION 3.22     Sub-Servicing Agreements.

     (a) The Master Servicer and the Special Servicer may each enter into Sub-Servicing Agreements for the servicing and administration of all or a part of the Mortgage Loans for which it is responsible hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is not inconsistent with this Agreement and shall provide that the Sub-Servicer will maintain errors and omissions insurance and fidelity bond coverage as required of the Master Servicer or the Special Servicer (whichever retained it) under Section 3.07 hereof; (ii) provides that if the Master Servicer or the Special Servicer, as the case may be, shall for any reason no longer be the Master Servicer or Special Servicer, as applicable, hereunder (including, without limitation, by reason of an Event of Default or their termination hereunder), the Trustee, its designee or any successor Master Servicer or Special Servicer may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or the Special Servicer, as the case may be, under such agreement; (iii) provides that any successor Master Servicer may terminate such agreement without cause and without payment of any termination fee; (iv) in the case of a Sub-Servicing Agreement entered into by the Master Servicer, expressly or effectively provides that (if the Master Servicer and the Special Servicer are not the same Person) such agreement shall terminate with respect to any Mortgage Loan serviced thereunder at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan; and (v) in the case of a Sub-Servicing Agreement entered into by the Special Servicer, relates only to Specially Serviced Mortgage Loans or REO Properties and expressly or effectively provides that (if the Master Servicer and the Special Servicer are not the same Person) such agreement shall terminate with respect to any such Mortgage Loan that becomes a Corrected Mortgage Loan. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer, as the case may be, include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer, as the case may be, hereunder to make Servicing Advances and Delinquency Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special Servicer, as the case may be, and, for so long as they are outstanding, such Advances shall accrue interest in accordance with Section 3.11(f) or Section 4.03(d), as applicable, such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when the Sub-Servicer receives such payment.

     (b) Each Sub-Servicer shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law.

     (c) As part of its servicing activities hereunder, the Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust Fund) monitor the performance and enforce the obligations of each Sub-Servicer retained by it under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time by the Master Servicer and the Special Servicer in accordance with the Servicing Standard. The Master Servicer and the Special Servicer each shall have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     (d) In the event the Trustee, its designee or any successor Master Servicer or Special Servicer assumes the rights and obligations of the Master Servicer or the Special Servicer under any Sub-Servicing Agreement, the Master Servicer or the Special Servicer, as the case may be, at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

     (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer each shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans for which it is responsible.

     SECTION 3.23 Designation of Special Servicer by the Majority Certificateholder of the Controlling Class.

     The Certificateholders entitled to more than 50% of the Voting Rights allocated to the Controlling Class, may at any time and from time to time replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer. Such Holders shall so designate a Person to so serve by the delivery to the Trustee of a written notice stating such designation, subject to the approval of the Trustee, which approval shall not be unreasonably withheld. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. If the Trustee approves the designated Person (based upon the servicing qualifications and financial condition of such designated Person) as a replacement Special Servicer, which approval shall not be unreasonably withheld, the designated Person shall become the Special Servicer as of the date the Trustee shall have received: (i) written confirmation from the Rating Agencies stating that if the designated Person were to serve as Special Servicer hereunder, none of the then-current ratings of the outstanding Classes of the Certificates would be qualified, downgraded or withdrawn; (ii) a written acceptance of all obligations of the Special Servicer under this Agreement, executed by the designated Person; and (iii) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer or the Holders that made the designation) to the effect that the designation of such Person to serve as Special Servicer is in compliance with this Section 3.23 and all other applicable provisions of this Agreement, that upon the execution and delivery of the written acceptance referred to in the immediately preceding clause (ii), the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. The existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that (i) the resigning Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Servicing Advances or otherwise, and (ii) it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such resignation. Such resigning Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of the resigning Special Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been deposited in the REO Account or delivered by the Special Servicer to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties.

     SECTION 3.24 [Intentionally Omitted.]

     SECTION 3.25 [Intentionally Omitted.]

     SECTION 3.26 [Intentionally Omitted.]

     SECTION 3.27 [Intentionally Omitted.].

     SECTION 3.28 Lock-Box Accounts and Servicing Accounts.

     (a) The Master Servicer shall administer each Lock-Box Account, Cash Collateral Account and Servicing Account in accordance with the related Mortgage Loan, Cash Collateral Account Agreement or Lock-Box Agreement, if any.

     (b) For any Mortgage Loan that provides that a Lock-Box Account or Cash Collateral Account will be established upon the occurrence of certain events specified in such Mortgage Loan, the Master Servicer (or, with respect to any Specially Serviced Loan, the Special Servicer) shall use reasonable efforts to establish or cause to be established such LockBox Account upon the occurrence of such events unless the Master Servicer (or the Special Servicer, as applicable) determines, in accordance with the Servicing Standards, that such LockBox Account should not be established. Notwithstanding the foregoing, the Master Servicer (or the Special Servicer, as applicable) shall use reasonable efforts to establish or cause to be established a Lock-Box Account for each ARD Loan no later than its Anticipated Repayment Date.

     SECTION 3.29 Representations and Warranties of the Master Servicer and the Special Servicer.

     GMACCM, in its capacity as both Master Servicer and Special Servicer hereunder hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor, as of the Closing Date, that:

     (i) GMACCM is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and GMACCM is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

     (ii) The execution and delivery of this Agreement by GMACCM, and the performance and compliance with the terms of this Agreement by GMACCM, will not violate GMACCM's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

     (iii) GMACCM has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of GMACCM, enforceable against GMACCM in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (v) GMACCM is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in GMACCM's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of GMACCM to perform its obligations under this Agreement or the financial condition of GMACCM.

     (vi) No litigation is pending or, to the best of GMACCM's knowledge, threatened against GMACCM the outcome of which, in GMACCM's good faith and reasonable judgment, could reasonably be expected to prohibit GMACCM from entering into this Agreement or materially and adversely affect the ability of GMACCM to perform its obligations under this Agreement.

     (vii) GMACCM has errors and omissions insurance coverage which is in full force and effect and complies with the requirements of Section 3.07 hereof.

     (viii) No consent, approval, authorization or order, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by GMACCM with this Agreement, or the consummation by GMACCM of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings, or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by GMACCM under this Agreement.


                                   ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS
                               AND RELATED MATTERS

     SECTION 4.01     Distributions.

     (a) On each Distribution Date, the Trustee shall be deemed to apply the Available Distribution Amount for such date for the following purposes and in the following order of priority:

     (i) to pay interest to REMIC II in respect of the various REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, all Uncertificated

Distributable Interest for each such REMIC I Regular Interest for such Distribution Date and, to the extent not previously deemed paid, for all prior Distribution Dates;

     (ii) to pay principal to REMIC II in respect of the various REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, in the case of each such REMIC I Regular Interest for such Distribution Date, the excess, if any, of the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date, over the Stated Principal Balance of the related Mortgage Loan, REO Loan or, if applicable, a Replacement Mortgage Loan, as the case may be, that will be outstanding immediately following such Distribution Date; and

     (iii) to reimburse REMIC II for any Realized Losses and Additional Trust Fund Expenses previously deemed allocated to the various REMIC I Regular Interests, up to an amount equal to, and pro rata in accordance with, the Loss Reimbursement Amount for each such REMIC I Regular Interest immediately prior to such Distribution Date.

     On each Distribution Date, the Trustee shall pay to the Holders of the Class R-I Certificates, in accordance with Section 4.01(c), that portion, if any, of the Available Distribution Amount for such date that has not otherwise been deemed paid to REMIC II in respect of the REMIC I Regular Interest pursuant to the foregoing provisions of this Section 4.01(a) (such portion, the "Class R-I Distribution Amount" for such Distribution Date).

     On each Distribution Date, the Trustee shall be deemed to apply amounts relating to each Prepayment Premium then on deposit in the Distribution Account and received during or prior to the related Collection Period, to pay additional interest to REMIC II in respect of the REMIC I Regular Interest that relates to the Mortgage Loan or REO Loan, as the case may be, as to which such Prepayment Premium was received.

     All amounts (other than additional interest in the form of amounts relating to Prepayment Premiums) deemed paid to REMIC II in respect of the REMIC I Regular Interests pursuant to this Section 4.01(a) on any Distribution Date is hereinafter referred to as the "REMIC II Distribution Amount" for such date.

     (b) On each Distribution Date, the Trustee shall be deemed to apply the REMIC II Distribution Amount for such date for the following purposes and in the following order of priority:

     (i) to pay interest to REMIC III in respect of all REMIC II Regular Interests up to an amount equal to all Uncertificated Distributable Interest in respect of such REMIC II Regular Interests for such Distribution Date and, to the extent not previously deemed paid, for all prior Distribution Dates with such payments allocated among the REMIC II Regular Interests such that remaining amounts, if any, of unpaid interest on each such REMIC II Regular Interest will equate to the remaining unpaid accrued interest on the corresponding Principal Balance

Certificate or Class X Component outstanding after all subsequent adjustments made on such Distribution Date under Section 4.01(c) below;

     (ii) to pay principal to REMIC III in respect of all REMIC II Regular Interests apportioned as payment of Uncertificated Principal Balance among the classes of REMIC II Regular Interests such that the remaining Uncertificated Principal Balance of each such class will equal the then outstanding Principal Balance of the corresponding Principal Balance Certificate after all subsequent adjustments made on such Distribution Date under Section 4.01(c) below (other than payments thereunder in reimbursement of any Realized Losses and Additional Trust Fund Expenses); and

     (iii) to reimburse REMIC III for any Realized Losses and Additional Trust Fund Expenses previously deemed allocated to REMIC II Regular Interests, apportioned as payment of Uncertificated Principal Balance among the classes of REMIC II Regular Interests such that the remaining Uncertificated Balance of each such class will equal the Principal Balance of the corresponding Principal Balance Certificate after all subsequent payments made on such Distribution Date under Section 4.01(c) below.

     On each Distribution Date, the Trustee shall pay to the Holders of the Class R-II Certificates, in accordance with Section 4.01(c), that portion, if any, of the REMIC II Distribution Amount for such date that has not otherwise been deemed paid to REMIC III in respect of the REMIC II Regular Interests pursuant to the foregoing provisions of this Section 4.01(b) (such portion, the "Class R-II Distribution Amount" for such Distribution Date).

     On each Distribution Date, the Trustee shall be deemed to apply all amounts relating to Prepayment Premiums then on deposit in the Distribution Account and received during or prior to the related Collection Period, to pay additional interest to REMIC III in respect of REMIC II Regular Interests among the REMIC II Regular Interests in an amount with respect to each REMIC II Regular Interest equal to the amount allocable to the corresponding Principal Balance Certificate and Class X Component outstanding after all subsequent adjustments made on such Distribution Date under Section 4.01(c) below.

     (c) On each Distribution Date, following the deemed payments to REMIC III in respect of the REMIC II Regular Interests on such date pursuant to Section 4.01(b), the Trustee shall withdraw from the Distribution Account the Available Distribution Amount for such Distribution Date and shall apply such net amount for the following purposes and in the following order of priority:

          (i) to pay interest to the Holders of the respective Classes of Senior Certificates, in an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (ii) to pay principal first to the Holders of the Class A-1 Certificates, second to the Holders of the Class A-2 Certificates and third to the Holders of the Class A-3 Certificates, in each case, up to an amount equal to the lesser of (1) the then outstanding Class Principal Balance of such Class of Certificates and (2) the remaining portion, if any, of such Principal Distribution Amount;

          (iii) to reimburse the Holders of the respective Classes of Class A Certificates, up to an amount equal to and pro rata as among such Classes in accordance with, the respective amounts of Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Classes of Certificates and for which no reimbursement has previously been paid; and

          (iv) to make payments on the Subordinated Certificates pursuant to the following paragraph;

provided that, on each Distribution Date after the aggregate of the Class Principal Balances of the Subordinated Certificates has been reduced to zero, and in any event on the Final Distribution Date, the payments of principal to be made pursuant to clause (ii) above, will be so made to the Holders of the respective Classes of Class A Certificates, up to an amount equal to, and pro rata as among such Classes in accordance with, the respective then outstanding Class Principal Balances of such Classes of Certificates. References to "remaining Principal Distribution Amount" shall be to the Principal Distribution Amount net of any distributions of principal made in respect thereof to the Holders of each Class of Class A Certificates that pursuant to clause (ii) above have a prior right to payment with respect thereto.

     On each Distribution Date, following the foregoing series of payments on the Senior Certificates, the Trustee shall apply the remaining portion, if any, of the Available Distribution Amount for such date for the following purposes and in the following order of priority:

     (i) to pay interest to the Holders of the Class B Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (ii) if the Class Principal Balances of the Class A Certificates have been reduced to zero, to pay principal to the Holders of the Class B Certificates, up to an amount equal to the lesser of (A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Date;

     (iii) to reimburse the Holders of the Class B Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been paid;

     (iv) to pay interest to the Holders of the Class C Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (v) if the Class Principal Balances of the Class A and Class B Certificates have been reduced to zero, to pay principal to the Holders of the Class C Certificates, up to an amount equal to the lesser of (A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Date;

     (vi) to reimburse the Holders of the Class C Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

     (vi) to pay interest to the Holders of the Class D Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (viii) if the Class Principal Balances of the Class A, Class B and Class C Certificates have been reduced to zero, to pay principal to the Holders of the Class D Certificates, up to an amount equal to the lesser of (A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Date;

     (ix) to reimburse the Holders of the Class D Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

     (x) to pay interest to the Holders of the Class E Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (xi) if the Class Principal Balances of the Class A, Class B, Class C and Class D Certificates have been reduced to zero, to pay principal to the Holders of the Class E Certificates, up to an amount equal to the lesser of (A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Date;

     (xii) to reimburse the Holders of the Class E Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

     (xiii) to pay interest to the Holders of the Class F Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (xiv) if the Class Principal Balances of the Class A, Class B, Class C, Class D and Class E Certificates have been reduced to zero, to pay principal to the Holders of the Class F Certificates, up to an amount equal to the lesser of
(A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Date;

     (xv) to reimburse the Holders of the Class F Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

     (xvi) to pay interest to the Holders of the Class G Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (xvii) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E and Class F Certificates have been reduced to zero, to pay principal to the Holders of the Class G Certificates, up to an amount equal to the lesser of (A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Date;

     (xviii) to reimburse the Holders of the Class G Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

     (xix) to pay interest to the Holders of the Class H Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (xx) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F and Class G Certificates have been reduced to zero, to pay principal to the Holders of the Class H Certificates, up to an amount equal to the lesser of (A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Date;

     (xxi) to reimburse the Holders of the Class H Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

     (xxii) to pay interest to the Holders of the Class J Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (xxiii) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates have been reduced to zero, to pay principal to the Holders of the Class J Certificates, up to an amount equal to the lesser of (A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Date;

     (xxiv) to reimburse the Holders of the Class J Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

     (xxv) to pay interest to the Holders of the Class K Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (xxvi) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates have been reduced to zero, to pay principal to the Holders of the Class K Certificates, up to an amount equal to the lesser of (A) the then outstanding Class Principal Balance of such Class of Certificates and (B) the remaining Principal Distribution Amount for such Distribution Dates;

     (xxvii) to reimburse the Holders of the Class K Certificates, up to an amount equal to all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

     (xxviii) to make payments to the Holders of the Class R-I Certificates up to the amount of the Class R-I Distribution Amount for such Distribution Date;

     (xxix) to make payments to the Holders of the Class R-II Certificates up to the amount of the Class R-II Distribution Amount for such Distribution Date; and

     (xxx) to pay to the Holders of the Class R-III Certificates the balance, if any, of the Available Distribution Amount for such Distribution Date;

provided that, on the Final Distribution Date, the payments of principal to be made pursuant to any of clauses (ii), (v), (viii), (xi), (xiv), (xvii), (xx), (xxiii) and (xxvi) above with respect to any Class of Principal Balance Certificates, will be so made to the Holders thereof, up to an amount equal to the entire then outstanding Class Principal Balance of such Class of Certificates. References to "remaining Principal Distribution Amount" in any of clauses (ii), (v), (viii), (xi),

(xiv), (xvii), (xx) (xxiii) and (xxvi) above, in connection with the payments of principal to be made to the Holders of any Class of Principal Balance Certificates, shall be to the Principal Distribution Amount for such Distribution Date, net of any payments of principal made in respect thereof to the Holders of each Class of Principal Balance Certificates that have a higher Payment Priority.

     On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Premiums collected during or prior to the related Collection Period and shall distribute such amounts, in each case, subject to available funds, as additional interest, as follows:

          (i) to the Holders of the Class A, Class B, Class C, Class D, Class E, Class F and Class G Certificates in an aggregate amount up to the product of (a) such Prepayment Premiums, (b) the Discount Rate Fraction and (c) the Principal Allocation Fraction of such Class; and

          (ii) then, to the Holders of the Class X Certificates.

     All of the foregoing distributions to be made from the Distribution Account on any Distribution Date with respect to the REMIC III Certificates shall be deemed made from the payments deemed made to REMIC II in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(b).

     (d) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the

Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Registrar or to any other address of which the Trustee was subsequently notified in writing.

     (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor, the Master Servicer or the Special Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (f) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of their Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates. Distributions in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Certificates shall not constitute distributions of principal and shall not result in a reduction of the related Class Principal Balance.

     (g) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Trustee shall, as soon as practicable in the month in which such Distribution Date occurs, mail to each Holder of such Class of Certificates as of the date of mailing a notice to the effect that:

          (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the offices of the Certificate Registrar or such other location therein specified, and

          (ii) no interest shall accrue on such Certificates from and after the applicable Interest Accrual Period for such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates, shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(g) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining nontendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(g). If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Trustee shall distribute all unclaimed funds and other assets which remain subject hereto in accordance with applicable laws.

     (h) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders. All amounts withheld shall be deemed to have been paid to such Certificateholders.

     SECTION 4.02 Statements to Certificateholders; Certain Reports by the Master Servicer and the Special Servicer.

     (a) Subject to Section 8.02(v), based on information received from the Master Servicer, on each Distribution Date, the Trustee shall forward by mail or other means as provided herein to all of the Holders of each Class of Certificates (and, in the case of a Class of Book-Entry Certificates, to each related Certificate Owner that makes a written request therefor and certifies as to its Ownership Interest in such Class) and to the Rating Agencies written reports, including reports in substantially the form attached hereto as Exhibit G (the "Distribution Date Statement"), setting forth, among other things, the following information:

     (i) the amount of distributions, if any, made on such Distribution Date to the holders of each Class of Principal Balance Certificates and applied to reduce the respective Class Principal Balances thereof;

     (ii) the amount of distributions, if any, made on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates allocable to (A) Distributable Certificate Interest and (B) Prepayment Premiums;

     (iii) the amount of any distributions made on such Distribution Date to the Holders of each Class of Residual Certificates;

     (iv) the aggregate amount of outstanding Delinquency Advances as of the end of the prior calendar month;

     (v) the aggregate amount of servicing compensation retained by or paid to the Master Servicer and the Special Servicer in respect of the related Collection Period;

     (vi) the aggregate Stated Principal Balance of the Mortgage Pool immediately before and after such Distribution Date and the percentage of the Cut-off Date Principal Balance of the Mortgage Pool which remains outstanding immediately after such Distribution Date;

     (vii) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the outstanding Mortgage Loans in the Mortgage Pool at the close of business on the related Determination Date;

     (viii) as of the end of the prior calendar month, the number and aggregate unpaid principal balance of Mortgage Loans in the Mortgage Pool (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) that are Specially Serviced Mortgage Loans but are not delinquent or (E) as to which foreclosure proceedings have been commenced;

     (ix) with respect to any Mortgage Loan as to which the related Mortgaged Property became an REO Property during the related Collection Period, the Stated Principal Balance and unpaid principal balance of such Mortgage Loan as of the date such Mortgaged Property became an REO Property;

     (x) as to any Mortgage Loan repurchased or otherwise liquidated or disposed of during the related Collection Period, the loan number thereof and the amount of any Liquidation Proceeds and/or other amounts, if any, received thereon during the related Collection Period and the portion thereof included in the Available Distribution Amount for such Distribution Date;

     (xi) with respect to any REO Property included in the Trust Fund as of the close of business on the last day of the related Collection Period, the loan number of the related Mortgage Loan, the book value of such REO Property and the amount of any income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and the portion thereof included in the Available Distribution Amount for such Distribution Date;

     (xii) with respect to any REO Property sold or otherwise disposed of during the related Collection Period, the loan number of the related Mortgage Loan, and the amount of Liquidation Proceeds and other amounts, if any, received in respect of such REO Property during the related Collection Period and the portion thereof included in the Available Distribution Amount for such Distribution Date;

     (xiii) the Distributable Certificate Interest in respect of each Class of REMIC III Regular Certificates for such Distribution Date;

     (xiv) any unpaid Distributable Certificate Interest in respect of each Class of REMIC III Regular Certificates after giving effect to the distributions made on such Distribution Date;

     (xv) the Pass-Through Rate for each Class of REMIC III Regular Certificates for such Distribution Date and the next Distribution Date;

     (xvi) the Class Principal Balance or Class Notional Amount, as the case may be, of each Class of REMIC III Regular Certificates immediately before and immediately after such Distribution Date, separately identifying any reduction in the Class Principal Balance or Class Notional Amount, as the case may be, of each such Class due to Realized Losses and Additional Trust Fund Expenses;

     (xvii) the Certificate Factor for each Class of REMIC III Regular Certificates immediately following such Distribution Date;

     (xviii) the Principal Distribution Amount for such Distribution Date;

     (xix) the aggregate amount of Principal Prepayments made during the related Collection Period, and the aggregate amount of any Prepayment Interest Excesses received and Prepayment Interest Shortfalls incurred in connection therewith;

     (xx) the aggregate amount of Realized Losses and Additional Trust Fund Expenses, if any, incurred with respect to the Trust Fund during the related Collection Period;

     (xxi) any Appraisal Reduction Amounts on a loan-by-loan basis, and the total Appraisal Reduction Amounts, as of the related Determination Date;

     (xxii) the aggregate amount of any Balloon Payment Interest Excesses and Balloon Payment Interest Shortfalls; and

     (xxiii) such additional information as contemplated by Exhibit G hereto.

In the case of information furnished pursuant to subclauses (i), (ii), (iii) and
(xvi) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per single Certificate of a specified minimum denomination. The form of any Distribution Date Statement may change over time.

     The Trustee shall make available to Certificateholders and other interested parties certain information via electronic transmission as may be agreed upon by the Depositor and the Trustee. In addition, the Trustee shall make available to each Certificateholder, to each Certificate Owner that makes a written request therefor and certifies as to its Ownership Interest in any Class of Book-Entry Certificates, to each Underwriter and to the Rating Agencies, a report (based on information received from the Master Servicer and in a format mutually acceptable to the Trustee and the Master Servicer) containing, information regarding the Mortgage Pool as of the close of business on the related Determination Date, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in Exhibit G hereto (calculated, where applicable, on the basis of the most recent relevant information provided by the Mortgagors to the Master Servicer or the Special Servicer and by the Master Servicer or the Special Servicer, as the case may be, to the Trustee) and such information shall be presented in a tabular format substantially similar to the formats utilized in Exhibit G hereto.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate a statement containing the information as to the applicable Class set forth in clauses (i), (ii) and (iii) of the description of Distribution Date Statements above aggregated for such calendar year or applicable portion thereof during which such person was a Certif-icateholder, together with such other information as the Trustee determines to be necessary to enable Certificateholders to prepare their tax returns for such calendar year. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

     Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Residual Certificates the Form 1066 and shall furnish their respective Schedules Q thereto at the times required by the Code or the Internal Revenue Service, and shall provide from time to time such information and computations with respect to the entries on such forms as any Holder of the Residual Certificates may reasonably request.

     The specification of information to be furnished by the Trustee to the Certificateholders in this Section 4.02 (and any other terms of this Agreement requiring or calling for delivery or reporting of information by the Trustee to Certificateholders and Certificate Owners) shall not limit the Trustee in furnishing, and the Trustee is hereby authorized to furnish, to Certificateholders, Certificate Owners and/or to the public any other information (such other information, collectively, "Additional Information") with respect to the Mortgage Loans, the Mortgaged Properties or the Trust Fund as may be provided to it by the Depositor, the Master Servicer or the Special Servicer or gathered by it in any investigation or other manner from time to time, provided that (A) while there exists any Event of Default, any such Additional Information shall only be furnished with the consent or at the request of the Depositor (except pursuant to clause (E) below), (B) the Trustee shall be entitled to indicate the source of all information furnished by it, and the Trustee may affix thereto any disclaimer it deems appropriate in its sole discretion (together with any warnings as to the confidential nature and/or the uses of such information as it may, in its sole discretion, determine appropriate), (C) the Trustee may notify Certificateholders and Certificate Owners of the availability of any such information in any manner as it, in its sole discretion, may determine, (D) the Trustee shall be entitled (but not obligated) to require payment from each recipient of a reasonable fee for, and its out-of-pocket expenses incurred in connection with, the collection, assembly, reproduction or delivery of any such Additional Information, (E) without the consent of the Depositor, the Trustee may, in its sole discretion, furnish Additional Information to a Rating Agency in any instance, and to the Certificateholders, Certificate Owners and/or the public-at-large if it determines that the furnishing of such information would assist in the evaluation of the investment characteristics or valuation of the Certificates or would be in the best interests of the Certificateholders or is required by applicable law and (F) the Trustee shall be entitled to distribute or make available such Additional Information in accordance with such reasonable rules and procedures as it may deem necessary or appropriate (which may include the requirement that an agreement that provides such information shall be used solely for purposes of evaluating the investment characteristics or valuation of the Certificates be executed by the recipient, if and to the extent the Trustee deems the same to be necessary or appropriate). Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance, and the Trustee shall neither have any liability for furnishing nor for refraining from furnishing Additional Information in any instance. The Trustee shall be entitled (but not required) to request and receive direction from the Depositor as to the manner of delivery of any such Additional Information, if and to the extent the Trustee deems necessary or advisable, and to require that any consent, direction or request given to it pursuant to this Section be made in writing.

                  Upon the authorization of the Depositor, the Trustee shall make available to Bloomberg Financial Markets, L.P. ("Bloomberg") all the reports delivered or made available pursuant to this Section 4.02(a) to the Certificateholders and Certificate Owners using a format and media mutually acceptable to the Trustee and Bloomberg.

                  (b) At or before 11:00 a.m. (New York City time) on the third Business Day prior to each Distribution Date, subject to the last paragraph of this subsection (b), the Master Servicer shall deliver or cause to be delivered to the Trustee (and, if the Master Servicer is not the Special Servicer, the Trustee shall deliver to the Special Servicer) in form mutually acceptable to the Trustee and the Master Servicer the following reports or information: (1) a

Delinquent Loan Status Report, (2) an REO Status Report, (3) a Historical Loan Modification Report, (4) a Historical Loss Report, (5) the Servicer Watch List and (6) a single report (the "Collection Report") setting forth, among other things, the information specified in clauses (i) through (vii) below (the amounts and allocations of payments, collections, fees and expenses with respect to Specially Serviced Mortgage Loans and REO Properties to be based upon the report to be delivered by the Special Servicer to the Master Servicer on the second Business Day after the related Determination Date, in the form required by Section 4.02(c) below):

     (i) the aggregate amount that is to be transferred from the Certificate Account to the Distribution Account in respect of such Distribution Date that is allocable to principal on or in respect of the Mortgage Loans and any REO Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and (if different) the Principal Distribution Amount for the immediately succeeding Distribution Date;

     (ii) the aggregate amount that is to be transferred from the Certificate Account to the Distribution Account in respect of such Distribution Date that is allocable to (A) interest on or in respect of the Mortgage Loans and any REO Loans and (B) Prepayment Premiums;

     (iii) the aggregate amount of any Delinquency Advances (specifying the principal and interest portions thereof separately) to made pursuant to Section
4.03 of this Agreement as of the end of the prior calendar month that were included in amounts deposited in the Distribution Account;

     (iv) the information required to be included in the Distribution Date Statement for the next succeeding Distribution Date and described in clauses (v)
- (xii) and (xvii) - (xxii) of the description of the Distribution Date Statement in Section 4.02(a);

     (v) the loan number and the unpaid principal balance as of the close of business on such Determination Date of each Specially Serviced Mortgage Loan and each other Defaulted Mortgage Loan;

     (vi) such other information on a Mortgage Loan-by-Mortgage Loan or REO Property-by-REO Property basis as the Trustee or the Depositor shall reasonably request in writing (including, without limitation, information with respect to any modifications of any Mortgage Loan, any Mortgage Loans in default or foreclosure, the operation and disposition of REO Property and the assumption of any Mortgage Loan); and

     (vii) such additional information as is contemplated by the Master Servicer Remittance Report.

     On the date on which the report described above is delivered to the Trustee, the Master Servicer shall also deliver or cause to be delivered to the Trustee a report, in form reasonably acceptable to the Trustee, containing the information with respect to the Mortgage

Pool necessary for the Trustee to prepare with respect to the Mortgage Pool any additional schedules and tables required to be made available by the Trustee pursuant to Section 4.02(a), as well as to prepare an updated Mortgage Loan Schedule, in each case reflecting the changes in the Mortgage Pool during the related Collection Period.

     Prior to each Distribution Date, the Master Servicer will deliver to the Trustee (by electronic means) a "Comparative Financial Status Report" containing substantially the content set forth in Exhibit I setting forth, among other things, the occupancy, revenue, net operating income and debt service coverage ratio for each Mortgage Loan or related Mortgaged Property as of the Determination Date immediately preceding the preparation of such report for each of the following three periods (but only to the extent the related borrower is required by the Mortgage to deliver and does deliver, or otherwise agrees to provide and does provide, such information): (i) the most current available year-to-date; (ii) each of the previous two full fiscal years stated separately (to the extent such information is in the Master Servicer's possession; and (iii) the "base year" (representing the original analysis of information used as of the Cut-Off Date).

     In addition, the Master Servicer is also required to perform with respect to each Mortgaged Property and REO Property:

          (i) Within 30 days after receipt of a quarterly operating statement, if any, commencing with the calendar quarter ended March 31, 1998, an "Operating Statement Analysis" containing revenue, expense, and net operating income information substantially in accordance with Exhibit I presenting the computation made in accordance with the methodology set forth in Exhibit F (but only to the extent the related borrower is required by the Mortgage to deliver and does deliver, or otherwise agrees to provide and does provide, such information) for such Mortgaged Property or REO Property as of the end of such calendar quarter. The Master Servicer will deliver to the Trustee by electronic means the Operating Statement Analysis upon request; and

          (ii) Within 30 days after receipt by the Master Servicer of an annual operating statement, an NOI adjustment analysis containing substantially the content set forth in Exhibit I, the "NOI Adjustment Worksheet" (but only to the extent the related borrower is required by the Mortgage to deliver and does deliver, or otherwise agrees to provide and does provide, such information), presenting the computation made in accordance with the methodology described in Exhibit F to "normalize" the full year net operating income and debt service coverage numbers used by the Master Servicer in its reporting obligation in (1) above. The Master Servicer will deliver to the Trustee by electronic means the "NOI Adjustment Worksheet" upon request.

Upon request, the Trustee shall deliver or shall cause to be delivered to each Certificateholder, to any Underwriter, to the Rating Agencies, and to each Certificate Owner that makes a written request therefor and certifies as to its Ownership Interest in any Class of Book-Entry Certificates a copy of the Operating Statement Analysis and NOI Adjustment Worksheet most recently performed by the Master Servicer with respect to any Mortgage Loan and delivered to the Trustee.

     Not later than the first day of the calendar month following each Master Servicer Remittance Date, the Master Servicer shall forward to the Trustee a statement, setting forth the status of the Certificate Account as of the close of business on such Master Servicer Remittance Date, stating that all remittances to the Trustee required by this Agreement to be made by the Master Servicer have been made (or, in the case of any such required remittance that has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period from the preceding Master Servicer Remittance Date (or, in the case of the first Master Servicer Remittance Date, from the Cut-off Date) to such Master Servicer Remittance Date, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04(a) and each category of withdrawal specified in Section 3.05(a). The Master Servicer shall also deliver to the Trustee, upon reasonable request of the Trustee, any and all additional information relating to the Mortgage Pool in the possession of the Master Servicer (which information shall be based upon reports delivered to the Master Servicer by the Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties).

     The Master Servicer, on the first Business Day following each Determination Date, shall forward to the Special Servicer all information collected by the Master Servicer which the Special Servicer is required to include in the reports delivered by the Special Servicer pursuant to Section 4.02(c) below. Further, the Master Servicer shall cooperate with the Special Servicer and provide the Special Servicer with the information in the possession of the Master Servicer reasonably requested by the Special Servicer, in writing, to the extent required to allow the Special Servicer to perform its obligations under this Agreement with respect to those Mortgage Loans serviced by the Master Servicer.

     The obligation of the Master Servicer to deliver the reports required to be delivered by it pursuant to this subsection (b) is subject to the Master
Servicer having received from the Special Servicer in a timely manner the related reports and information necessary or required to enable the Master Servicer to prepare and deliver such reports. The Master Servicer shall not be responsible for the accuracy or content of any report, document or information furnished by the Special Servicer to the Master Servicer pursuant to this Agreement and accepted by the Master Servicer in good faith pursuant to this Agreement.

     (c) On the second Business Day after each Determination Date, the Special Servicer shall forward to the Master Servicer, for each Specially Serviced Mortgage Loan and REO Property, reports containing all information the Master
Servicer will be required to include in the other reports that the Master Servicer is obligated to deliver to the Trustee pursuant to Section 4.02(b), to the extent such information relates to any Specially Serviced Mortgage Loan or any REO Property. The Special Servicer shall also deliver to the Trustee, upon the reason-able written request of the Trustee, any and all additional information in the possession of the Special Servicer relating to the Specially Serviced Mortgage Loans and the REO Properties.

     The Special Servicer shall cooperate with the Master Servicer and provide the Master Servicer with the information in the possession of the Special Servicer reasonably requested by the Master Servicer, in writing, to the extent required to allow the Master Servicer to perform its obligations under this Agreement with respect to the Specially Serviced Mortgage Loans and REO Properties. Additional information regarding the Specially Serviced Mortgage Loans and REO Properties, including, without limitation, any financial or occupancy information (including lease summaries) provided to the Special Servicer by the Mortgagors or otherwise obtained, shall be delivered to the Master Servicer, within ten days of receipt.n

     SECTION 4.03     Delinquency Advances.

     (a) On each Delinquency Advance Date, the Master Servicer shall either (i) deposit into the Certificate Account from its own funds an amount equal to the aggregate amount of Delinquency Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Certificate Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make Delinquency Advances, or (iii) make Delinquency Advances in the form of any combination of (i) and (ii) aggregating the total amount of Delinquency Advances to be made; provided that, if Late Collections (net of related Workout Fees) of the delinquent Monthly Payments for which Delinquency Advances are to be made for the related Distribution Date, are on deposit in the Certificate Account and available to make such Advances, the Master Servicer shall utilize such Late Collections to make such Advances pursuant to clause (ii) above. Any amounts held in the Certificate Account for future distribution and so used to make Delinquency Advances shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Certificate Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such Delinquency Advances were made). If, as of 3:00 p.m., New York City time, on any Master Servicer Remittance Date, the Trustee shall not have received any Delinquency Advance required to be made by the Master Servicer pursuant to this Section 4.03(a) (and the Master Servicer shall not have delivered to the Trustee the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a Delinquency Advance), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no. (312) 845-8617 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. (312) 845-8500 (Attention: Master Servicing Manager) (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 5:00 p.m., New York City time, on such day. If after such notice the Trustee does not receive the full amount of such Delinquency Advances by 11:00 a.m., New York City time, on the Business Day immediately following such Master Servicer Remittance Date, then the Trustee shall make the portion of such Delinquency Advances that was required to be, but was not, made by the Master Servicer pursuant to this
Section 4.03(a).

     (b) The aggregate amount of Delinquency Advances to be made by the Master Servicer in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans for any Distribution Date shall equal, subject to subsection (c) below, the aggregate of all Monthly Payments (other than Balloon Payments) and any Assumed Monthly Payments, in each case net of related Workout Fees payable hereunder, that were due or deemed due, as the case may be, in respect thereof on their respective Due Dates during the related Collection Period and that were not paid by or on behalf of the related Mortgagors or otherwise collected as of the close of business on the last day of the related Collection Period; provided that, if an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then, in the event of subsequent delinquencies thereon, the interest portion of the Delinquency Advance in respect of such Required Appraisal Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such Delinquency Advance) to equal the product of (i) the amount of the interest portion of such Delinquency Advance for such Required Appraisal Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date.

     (c) Notwithstanding anything herein to the contrary, no Delinquency Advance shall be required to be made hereunder if such Delinquency Advance would, if made, constitute a Nonrecoverable Delinquency Advance. In addition, Nonrecoverable Delinquency Advances shall be reimbursable pursuant to Section 3.05(a) out of general collections on the Mortgage Loans and REO Properties on deposit in the Certificate Account. The determination by the Master Servicer or, if applicable, the Trustee, that it has made a Nonrecoverable Delinquency Advance or that any proposed Delinquency Advance, if made, would constitute a Nonrecoverable Delinquency Advance, shall be evidenced by an Officer's Certificate delivered promptly (and, in any event, in the case of a proposed Delinquency Advance, no less than two Business Days prior to the related Delinquency Advance Date) by the Master Servicer to the Trustee (or, if applicable, retained thereby) and the Depositor, setting forth the basis for such determination, together with (if such determination is prior to the liquidation of the related Mortgage Loan or REO Property) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, which shall have been performed within the twelve months preceding such determination, and further accompanied by any other information that the Master Servicer or the Special Servicer may have obtained and that supports such determination. If such an Appraisal shall not have been required and performed pursuant to the terms of this Agreement, the Master Servicer, the Special Servicer or the Trustee, as the case may be, may, subject to its reasonable and good faith determination that such Appraisal will demonstrate the nonrecoverability of the related Advance, obtain an Appraisal for such purpose at the expense of the Trust Fund. The Trustee shall be entitled to rely on any determination of nonrecoverability that may have been made by the Master Servicer or the Special Servicer with respect to a particular Delinquency Advance, and the Master Servicer shall be entitled to rely on any determination of nonrecoverability that may have been made by the Special Servicer with respect to a particular Delinquency Advance.

     (d) The Master Servicer and the Trustee shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Delinquency Advance made thereby (out of its own funds) for so long as such Delinquency Advance is outstanding (or, if any Delinquency Advance is required to be made in respect of a delinquent Monthly Payment on any Mortgage Loan prior to the end of the grace period for such Monthly Payment, for so long as such Delinquency Advance is outstanding following the end of such grace period), payable first, out of Penalty Charges received on the Mortgage Loan or REO Loan as to which such Delinquency Advance was made and, then, once such Delinquency Advance has been reimbursed, out of general collections on the Mortgage Loans and REO Properties.

     SECTION 4.04 Allocation of Realized Losses and Additional Trust Fund Expenses.

     (a) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Regular Interests pursuant to Section 4.01(a), the Uncertificated Principal Balance of each REMIC I Regular Interest (after taking account of such deemed distributions) shall be reduced to equal the Stated Principal Balance of the related Mortgage Loan or REO Loan, or if applicable, a Replacement Mortgage Loan, as the case may be, that will be outstanding immediately following such Distribution Date. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

     (b) On each Distribution Date, following the payments deemed to be made to REMIC III in respect of the REMIC II Regular Interests on such date pursuant to
Section 4.01(b), the Trustee shall determine the amount, if any, by which (i) the then aggregate Uncertificated Principal Balance of REMIC II Regular Interests LA-1, LA-2, LA-3, LB, LC, LD, LE, LF, LG, LH, LJ and LK exceeds (ii) an amount equal to the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the respective Uncertificated Principal Balances of such REMIC II Regular Interests shall be reduced such that the Uncertificated
Principal Balance of each REMIC II Regular Interest corresponds with the Certificate Principal Balance of the corresponding Class of Certificates outstanding after the subsequent adjustments made on such Distribution Date under Section 4.04(c) below.

     (c) On each Distribution Date, following the distributions to be made to the Certificateholders on such date pursuant to Section 4.01(c), the Trustee shall determine the amount, if any, by which (i) the then aggregate Certificate Principal Balance of the Principal Balance Certificates, exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Class Principal Balances of the Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates shall be reduced sequentially, in that order, in each case, until the first to occur of such excess being reduced to zero or the related Class Principal Balance being reduced to zero. If, after the foregoing reductions, the amount described in clause (i) of the second preceding sentence still exceeds the amount described in clause (ii) of the second preceding sentence, then the respective Class Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates shall be reduced, pro rata in accordance with the relative sizes of the then outstanding Class Principal Balances of such Classes of Certificates, until the first to occur of such excess being reduced to zero or each such Class Principal Balance being reduced to zero. Such reductions in the Class Principal Balances of the respective Classes of Principal Certificates shall be deemed to be allocations of Realized Losses and Additional Trust Fund Expenses.


                                    ARTICLE V

                                THE CERTIFICATES

     SECTION 5.01     The Certificates.

     (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1 through A-16. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Registered Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The REMIC III Regular Certificates will be issuable in denominations corresponding to initial Certificate Principal Balances Certificate Notional Amounts or Effective Certificate Notional Amounts, as the case may be, as of the Closing Date of not less than $25,000 in the case of the Class A-1, A-2, A-3, Class B, Class C, Class D and Class E Certificates, $100,000 in the case of the Class F, Class G, Class H, Class J and Class K Certificates, and $1,000,000 in the case of the Class X Certificates, and in each such case in any whole dollar denomination in excess thereof; provided, however, that a single Certificate of each Class thereof may be issued in a different denomination. The Residual Certificates will be issuable only in denominations representing Percentage Interests of not less than 20% in the related Class.

     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 5.02     Registration of Transfer and Exchange of Certificates.

     (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, the Master Servicer and the Special Servicer, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the Master Servicer and the Special Servicer, shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

     (b) (i) No transfer of any Non-Registered Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act, other than a transfer by the Depositor or an Affiliate thereof, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of:

     (A) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 hereto and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 hereto; and

     (B) in all other cases, (1) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto as Exhibit B-3, and
     (2) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such).

     (ii) Notwithstanding the foregoing, transfers of a beneficial interest in any Class (or portion thereof) of Private Book-Entry Certificates in accordance with the rules and procedures of the Depository applicable to transfers by its respective participants will be permitted if such transfer is made in accordance with Rule 144A promulgated under the Securities Act. Any transfer of a beneficial interest in any Class (or portion thereof) of Private Book-Entry Certificates other than pursuant to Rule 144A, or to a transferee that wishes to take delivery of such interest in definitive form, will be permitted upon:

     (A) receipt by the Trustee and the Depositor of the documentation required by Section 5.02(b)(i)(A) or (B);

     (B) the execution by the Trustee, and the authentication and delivery by the Certificate Registrar to the transferee, of a Definitive Certificate representing such beneficial interest; and

     (C) to the extent that the beneficial interest being transferred does not represent the entire Certificate Principal Balance of the related Class, either (1) the execution by the Trustee, and the authentication and delivery by the Certificate Registrar to the Depository (upon surrender by the Depository of the prior Book-Entry Certificate) of, a new Private Book-Entry Certificate representing the remaining beneficial interest of such Class of Private Book-Entry Certificates or (2) the appropriate notation by the Trustee on the Private Book-Entry Certificate or otherwise in its books and records as custodian for the Depository evidencing the date of such exchange or transfer and a decrease in the denomination of such Private Book-Entry Certificate equal to the denomination of the Definitive Certificate issued in exchange therefor or upon transfer thereof.

     (iii) None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate without registration or qualification. Any Holder of a Non-Registered Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (c) (i) No transfer of a Senior Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (1) such Plan qualifies for the exemptive relief available under the terms of Prohibited Transaction Exemption 94-29 (granted to certain affiliates of the Depositor) and (2) at the time of such transfer, the Senior Certificates continue to be rated in one of the top three rating categories by at least one Rating Agency.

     (ii) No transfer of a Subordinated Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Depositor, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Master Servicer that such transfer is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken herein. In lieu of such opinion of counsel, the prospective transferee of a Subordinated Certificate or REMIC Residual Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken herein, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. In addition, so long as any portion of the Class B, Class C, Class D, Class E, Class F and Class G Certificates are Book-Entry Certificates, any purchaser of such Certificates will be deemed to have represented by such purchase that either (a) such purchaser is not a Plan and is not purchasing such Certificates by or on behalf of, or with "plan assets" of, any Plan or (b) the purchase of any such Certificate by or on behalf of, or with "plan assets" of, any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken herein, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. The Trustee may require that any prospective transferee of a Subordinated Certificate that is held as a Definitive Certificate, provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not a Plan or a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. The Trustee shall not have any responsibility to monitor or restrict the transfer of Ownership Interests in any Subordinated Certificates that are in the form of a Book-Entry Certificate.

     (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause (ii)(A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) below to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and a United States Person and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and no Transfer of any Residual Certificate shall be registered until the Trustee receives, an affidavit and agreement substantially in the form attached hereto as Exhibit C-1 (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, that it is a United States Person, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee or is not a United States Person, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Trustee a certificate substantially in the form attached hereto as Exhibit C-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee or is not a United States Person.

          (E) Each  Person  holding or  acquiring  an  Ownership  Interest  in a
     Residual   Certificate,   by  purchasing  an  Ownership  Interest  in  such
     Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder".

     (ii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d) or if any Holder of a Residual Certificate shall lose its status as a Permitted Transferee or a United States Person, then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Master Servicer, the Special Servicer or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d), or if any Holder of a Residual Certificate shall lose its status as a Permitted Transferee or a United States Person, and to the extent that the retroactive restoration of the rights of the prior Holder of such Residual Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such non-complying Holder shall promptly endorse and deliver such Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such non-complying Holder. The terms and conditions of any sale under this clause
     (ii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

     (iii) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5)with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership
Interest in a Residual Certificate having as among its record holders at any time any Person which is not a Permitted Transferee. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Trustee for providing such information.

     (iv) The provisions of this Section 5.02(d) set forth prior to this subsection (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Depositor the following:

          (A) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current rating of any Class of Certificates; and

          (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Depositor, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

     (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

     (f) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (i) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall hold such canceled Certificates in accordance with its standard procedures.

     (j) The Certificate Registrar shall be required to provide notice to the Master Servicer, the Special Servicer and the Depositor of each transfer of a Certificate and to provide each such Person with an updated copy of the Certificate Register on or about January 1 and July 1 of each year, commencing January 1, 1998.

     SECTION 5.03     Book-Entry Certificates.

     (a) Each class of Registered Certificates and the Private Book-Entry Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in subsection
(c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in subsection
(c) below (and, with respect to the Private Book-Entry Certificates, except as provided in Section 5.02(b)(ii)), shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. The Trustee shall not have any responsibility to monitor or restrict the transfer of Ownership Interests in any Book-Entry Certificate. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such

Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (b) The Trustee, the Master Servicer, the Special Servicer, the Depositor and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer and any other documents necessary to satisfy the requirements of any applicable transfer restrictions, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, the applicable Definitive Certificates to the Certificate Owners identified in such instructions. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of the Registered Certificates held in book-entry form, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

     SECTION 5.04     Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.05     Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the person in whose name such Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder", and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary except as provided in Section 5.02(d).


                                   ARTICLE VI

           THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER

     SECTION 6.01 Liability of the Depositor, the Master Servicer and the Special Servicer.

     The Depositor, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and the Special Servicer herein.

     SECTION 6.02 Merger, Consolidation or Conversion of the Depositor, the Master Servicer and the Special Servicer; Assignment of Rights and Delegation of Duties by the Master Servicer and the Special Servicer.

     (a) Subject to subsection (b) below, the Depositor, the Master Servicer and the Special Servicer each will keep in full effect its existence, rights and franchises as a corpora-tion under the laws of the jurisdiction of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     (b) The Depositor, the Master Servicer and the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer and the Special Servicer, shall be the successor of the Depositor, the Master Servicer and the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such merger, consolidation or succession will not result in the downgrade, qualification or withdrawal of the then-current ratings of the Classes of Certificates that have been so rated (as evidenced by a letter to such effect from each Rating Agency).

     (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer and the Special Servicer may assign all of its rights and delegate all of its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person that is qualified to service multifamily mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer or the Special Servicer, as the case may be, under this Agreement; provided further that such assignment or delegation will not result in the downgrade, qualification or withdrawal of the then-current ratings of the Classes of Certificates that have been rated (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer or the Special Servicer, as the case may be, shall be released from its obligations under this Agreement, except that the Master Servicer or the Special Servicer, as the case may be, shall remain liable for all liabilities and obligations incurred by it, or arising from its conduct, hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence. Notwithstanding anything above to the contrary, each of the Master Servicer and the Special Servicer may, in its sole discretion, appoint Sub-Servicers in accordance with Section 3.22 hereof and independent contractors or agents to perform select duties thereof, provided that the Master Servicer or the Special Servicer shall not be relieved from such duties solely by virtue of such appointment.

     SECTION 6.03 Limitation on Liability of the Depositor, the Master Servicer, the Special Servicer and Others.

     None of the Depositor, the Master Servicer, the Special Servicer or any of the directors, officers, employees or agents of the Depositor, the Master Servicer or the Special Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Special Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates or any asset of the Trust Fund, other than any loss, liability or expense specifically required to be borne by such Person pursuant to the terms hereof, or which constitutes a Servicing Advance (and is otherwise specifically reimbursable hereunder), or which is incurred by such Person by reason of such Person's willful misfeasance, bad faith or negligence in the performance of such Person's duties hereunder or by reason of such Person's reckless disregard of obligations and duties hereunder.

     None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Certificate Account as provided by Section 3.05(a).

     SECTION 6.04     Depositor, Master Servicer and Special Servicer Not to
                      Resign.

     Subject to the provisions of Section 6.02, none of the Depositor, the Master Servicer or the Special Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor, the Master Servicer or the Special Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer or the Special Servicer shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Master Servicer or the Special Servicer, as the case may be, in accordance with Section 7.02.

     SECTION 6.05 Rights of the Depositor in Respect of the Master Servicer and the Special Servicer.

     The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or the Special Servicer hereunder or exercise the rights of the Master Servicer or the Special Servicer hereunder; provided, however, that neither the Master Servicer nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.


                                   ARTICLE VII

                                     DEFAULT

     SECTION 7.01     Events of Default.

     (a) "Event of Default", wherever used herein, means any one of the following events:

          (i) (A) any failure by the Master Servicer to make a required deposit to the Certificate Account which continues unremedied for one Business Day following the date on which such deposit was first required to be made, or
     (B) any failure by the Master Servicer to deposit into, or to remit to the Trustee for deposit into, the Distribution Account any amount required to be so deposited or remitted, which failure is not remedied by 11:00 a.m. (New York City time) on the relevant Distribution Date; or

          (ii) any failure by the Special Servicer to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account any amount required to be so deposited or remitted under this Agreement which failure continues unremedied for one Business Day following the date on which such deposit or remittance was first required to be made; or

          (iii) any failure by the Master Servicer or the Special Servicer to timely make any Servicing Advance required to be made by it pursuant to this Agreement which continues unremedied for a period ending on the earlier of (A) 15 days following the date such Servicing Advance was first required to be made, and (B) either, if applicable, (1) in the case of a Servicing Advance relating to the payment of insurance premiums, the day on which such insurance coverage terminates if such premiums are not paid or (2) in the case of a Servicing Advance relating to the payment of real estate taxes, the date of the commencement of a foreclosure action with respect to the failure to make such payment; or

          (iv) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by the Trustee or the Depositor, or to the Master Servicer or the Special Servicer, as the case may be by the Holders of Certificates entitled to not less than 25% of the Voting Rights; or

          (v) any breach on the part of the Master Servicer or the Special Servicer of any representation or warranty contained in this Agreement which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer by the Trustee or the Depositor, or to the Master Servicer or the Special Servicer, as the case may be by the Holders of Certificates entitled to not less than 25% of the Voting Rights; or

          (vi) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (vii) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property;

          (viii) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

          (ix) the Trustee shall have received written notice from either Rating Agency that the continuation of the Master Servicer or the Special Servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by such Rating Agency to any Class of Certificates.

     (b) If any Event of Default with respect to the Master Servicer or the Special Servicer (in either case for purposes of this Section 7.01(b), the "Defaulting Party") shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall terminate, by notice in writing to the Defaulting Party, with a copy of such notice to the Depositor (if the termination is effected by the Trustee) or to the Trustee (if the termination is effected by the Depositor), all of the rights and obligations of the Defaulting Party under this Agreement and in and to the Mortgage Loans and the proceeds thereof (other than any rights of the Defaulting Party as Certificateholder). From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agrees that if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee or any other Successor Master Servicer or Special Servicer with all documents and records requested by it to enable it to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee or any other Successor Master Servicer or Special Servicer in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the Trustee or any other Successor Master Servicer or Special Servicer for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer or the Special Servicer to the Certificate Account, the Distribution Account, the REO Account or any Servicing Account or thereafter be received with respect to the Mortgage Loans or any REO Property (provided, however, that the Master Servicer and the Special Servicer each shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances made by it or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination).

     SECTION 7.02     Trustee to Act; Appointment of Successor.

     On and after the time the Master Servicer or the Special Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer or the Special Servicer, as the case may be, by the terms and provisions hereof, including, without limitation, the Master Servicer's obligation to make Delinquency Advances; provided that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's failure to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the Master Servicer or the Special Servicer or for any losses incurred by the Master Servicer or the Special Servicer pursuant to Section 3.06 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to the applicable Servicing Fees and all funds relating to the Mortgage Loans which the Master Servicer or the Special Servicer would have been entitled to charge to the Certificate Account or the Distribution Account if the Master Servicer or the Special Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee or if it is not appropriately rated as a master servicer or special servicer, as the case may be, by each Rating Agency, promptly appoint any FNMA- or FHLMC-approved mortgage loan servicing institution that has a net worth of not less than $10,000,000 and is otherwise acceptable to each Rating Agency (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not result in the downgrade, qualification or withdrawal of its rating then assigned to any Class of Certificates), as the successor to the Master Servicer hereunder or the Special Servicer, as the case may be, in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special Servicer, as the case may be, hereunder. No appointment of a successor to the Master Servicer or the Special Servicer, as the case may be, hereunder shall be effective until the assumption of the successor to the Master Servicer or the Special Servicer, as the case may be, of all the responsibilities, duties and liabilities of the Master Servicer or the Special Servicer, as the case may be, hereunder. Pending appointment of a successor to the Master Servicer or the Special Servicer, as the case may be, hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     SECTION 7.03     Notification to Certificateholders.

     (a) Upon any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer pursuant to Section 7.01 or any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 7.02, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

     (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five days after the Trustee would be deemed to have notice of the occurrence of such an event in accordance with
Section 8.02(vii), the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured.

     SECTION 7.04     Waiver of Events of Default.

     The Holders of Certificates representing at least 66 2/3% of the Voting Rights allocated to the Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i) or (ii) of Section 7.01 may be waived only by all of the Certificateholders of the affected Classes. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this
Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if any other Person held such Certificates.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     SECTION 8.01     Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee (other than as successor Master Servicer or Special

Servicer) shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer or any other person and accepted by the Trustee in good faith, pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     SECTION 8.02     Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 8.01:

          (i) The Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (iii)  The  Trustee  (in its  capacity  as  such)  shall  be  under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (iv) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 50% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, provided that the Trustee shall not be relieved from such duties, and the Trustee shall remain responsible for all acts and omissions of any such agent;

          (vii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Certificates or this Agreement; and

          (viii) The Trustee shall not be responsible for any act or omission of the Master Servicer or the Special Servicer (unless the Trustee is acting as Master Servicer or the Special Servicer, as the case may be) or of the Depositor or any other person.

     SECTION 8.03 Trustee not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates, other than the representations and warranties of, and the other statements attributed to the Trustee in Sections 2.02, 2.04, 2.05, 2.06, 2.07, 2.08 and 8.13 and the
signature of the Trustee set forth on each outstanding Certificate, shall be taken as the statements of the Depositor, the Master Servicer or the Special Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (except to the extent set forth in Section 8.13) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     SECTION 8.04     Trustee May Own Certificates.

     The Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     SECTION 8.05     Fees and Expenses of Trustee; Indemnification of Trustee.

     (a) Monthly, the Trustee shall be entitled to receive the Trustee Fee from the Master Servicer for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. On or prior to the Distribution Date in each month, the Trustee shall be entitled to withdraw and pay itself from amounts then on deposit in the Distribution Account an amount equal to the then unpaid Trustee Fees.

     (b) The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Fund (to the extent of amounts on deposit in the Distribution Account from time to time) against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, any act or omission of the Trustee relating to the exercise and performance of any of the powers and duties of the Trustee hereunder; provided that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (i) allocable overhead,
(ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing its routine duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or (iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or by reason of reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

     SECTION 8.06     Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The long-term unsecured debt obligations of the Trustee shall at all times be rated not less than "Aa2" by Moody's and "A" by DCR. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Master Servicer, the Special Servicer and their respective Affiliates.

     SECTION 8.07     Resignation and Removal of the Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor.

     (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the remaining Certificateholders by the Master Servicer.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee or fiscal agent as provided in Section 8.08. Upon any succession of the Trustee under this Agreement, the predecessor Trustee shall be entitled to the payment of compensation and reimbursement for services rendered and expenses incurred (including without limitation unreimbursed Advances and interest thereon made thereby) accrued or payable up to and including the effective date of such termination, at such times and from such sources as if the predecessor Trustee had not resigned or been removed.

     SECTION 8.08     Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Special Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Master Servicer, the Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

     (b) No  successor  trustee  shall  accept  appointment  as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the successor trustee shall mail notice of such appointment to the Depositor and the Certificateholders.

     SECTION 8.09     Merger or Consolidation of Trustee.

     Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10     Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) The appointment of a co-trustee or separate  trustee under this Section
8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

      SECTION 8.11    Appointment of Custodians.

     The Trustee may, with the consent of the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall itself (or together with an affiliate guaranteeing its financial performance) have a combined capital and surplus of at least $15,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor, a Mortgage Loan Seller or any Affiliate of the Depositor or a Mortgage Loan Seller. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

     SECTION 8.12     Access to Certain Information.

     (a) On or  prior  to the  date  of the  first  sale  of any  Non-Registered
Certificate to an Independent third party, the Depositor shall provide to the Trustee ten copies of any private placement memorandum or other disclosure document used by the Depositor or its Affiliate in connection with the offer and sale of the Class of Certificates to which such NonRegistered Certificate belongs. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its offices primarily responsible for administering the Trust Fund (or at the Primary Servicing Office of the Master Servicer) and shall, upon reasonable advance notice, make available during normal business hours for review by any Holder of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Non-Registered Certificate, any private placement memorandum or other disclosure document relating to the Class of Certificates to which such Non-Registered Certificate belongs, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and any amendments hereto entered into pursuant to Section 11.01, (B) all reports required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, (C) all Officer's Certificates delivered to the Trustee since the Closing Date pursuant to Section 3.13, (D) all accountants' reports delivered to the Trustee since the Closing Date pursuant to Section 3.14, (E) the most recent inspection report prepared by the Master Servicer or Special Servicer and delivered to the

Trustee in respect of each Mortgaged Property pursuant to Section 3.12, (F) as to each Mortgage Loan pursuant to which the related Mortgagor is required to deliver such items or the Master Servicer has otherwise acquired such items, the most recent annual operating statement and rent roll of the related Mortgaged Property and financial statements of the related Mortgagor collected by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to
Section 3.12(b), (G) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property securing a defaulted Mortgage Loan as to which the environmental testing contemplated by Section 3.09(c) revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was not satisfied (but only for so long as such Mortgaged Property or the related Mortgage Loan are part of the Trust Fund), (H) the respective Mortgage Files, including, without limitation, any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to
Section 3.20 (but only for so long as the affected Mortgage Loan is part of the Trust Fund) and (I) any and all Officer's Certificates and other evidence delivered to or retained by the Trustee to support the Master Servicer's, Special Servicer's, or Trustee's determination that any Advance was or, if made, would be a Nonrecoverable Advance. Copies of any and all of the foregoing items will be available from the Trustee upon request; however, the Trustee shall be permitted to require from the requesting Certificateholder payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

     In connection with providing access to or copies of the items described in the preceding paragraph, the Trustee may require (a) in the case of Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Trustee, generally to the effect that such Person is a beneficial holder of Certificates, is requesting the information solely for use in evaluating such Person's investment in the Certificates and will otherwise keep such information confidential and (b) in the case of a prospective purchaser, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Trustee, generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information solely for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. All Certificateholders, by the acceptance of their Certificates, shall be deemed to have agreed to keep such information confidential. Notwithstanding the foregoing provisions of this Section 8.12(a), the Trustee shall have no responsibility for the accuracy, completeness or sufficiency for any purpose of any information so made available or furnished by it pursuant to this Section 8.12(a).

     (b) The Trustee shall provide or cause to be provided to the Depositor, the Master Servicer, and the Special Servicer, and to the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the Mortgage Files and any other documentation regarding the Mortgage Loans and the Trust Fund within its control which may be required by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

     SECTION 8.13     Representations and Warranties of the Trustee.

     The Trustee hereby represents and warrants to the Master Servicer, for its own benefit and the benefit of the Certificateholders, and to the Special Servicer and the Depositor, as of the Closing Date, that:

          (i) The Trustee is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

          (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) This Agreement, assuming due authorization, execution and delivery by the Special Servicer, the Master Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditor's rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.


          (iv) The Trustee is not in default with respect to any order or decree of any court, or any order, regulation or demand of any federal, state, municipal or governmental agency having jurisdiction, which default, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Trustee to perform its obligations or the financial condition or operations of the Trustee or its properties.

          (v) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Trustee to perform its obligations under this Agreement.

          (vi) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Trustee with this Agreement, or the consummation by the Trustee of any transaction contemplated hereby, other than (1) such consents, approvals, authorization, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on performance by the Trustee under this Agreement.

     SECTION 8.14     Filings with the Securities and Exchange Commission.

     Based on information furnished to it by the Master Servicer and the Depositor (in an 80 column unformatted electronic format acceptable to the Trustee), the Trustee will prepare and file with the Securities and Exchange Commission on Form 8-K (including EDGAR filings), on behalf of the Trust Fund the Distribution Date Statement. The Trustee shall have no responsibility to file any items other than those specified in this Section 8.14. Prior to January 2, 1998 (and each anniversary thereafter until directed by the Depositor to file a form 15, delisting the transaction) the Trustee shall hire counsel selected by the Depositor to file Form 10-K's on behalf of the Trust Fund for the preceding fiscal year. Any fees and expenses accrued and incurred by the Trustee in connection with this Section 8.14 (including reasonable attorneys' fees) shall be reimbursed to it by the Depositor. Prior to filing any such reports, the Trustee shall submit reports to the Depositor for review and approval.


                                   ARTICLE IX

                                   TERMINATION

     SECTION 9.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans.

     Subject to Section 9.02, the Trust Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) to the
Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Master Servicer or the Depositor of all Mortgage Loans and each REO Property remaining in REMIC I at a price (to be determined as of the end of the Collection Period for the anticipated Final Distribution Date) equal to (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus (B) the appraised value of each REO Property, if any, included in REMIC I (such appraisal to be conducted by an Independent MAI-designated appraiser selected by the Master Servicer and approved by the Trustee), minus (C) solely in the case where the Master Servicer is effecting such purchase, the aggregate amount of unreimbursed Advances, together with any Advance Interest accrued and payable to the Master Servicer in respect of such Advances and any unpaid Servicing Fees, remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer in connection with such purchase), and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The Master Servicer or the Depositor may, at its option, elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than 60 days prior to the anticipated date of purchase; provided, however, that the Master Servicer or the Depositor may so elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I only if the aggregate Stated Principal Balance of the Mortgage Loans and any REO Loans remaining in the Trust Fund at the time of such election is less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans set forth in the Preliminary Statement. In the event that the Master Servicer or the Depositor purchases of all of the Mortgage Loans and each REO Property remaining in REMIC I in accordance with the preceding sentence, the Master Servicer or the Depositor, as applicable, shall deposit in the Distribution Account not later than the Master Servicer Remittance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, an amount in immediately available funds equal to the above-described purchase price (exclusive of any portion thereof would be payable to any Person other than the Certificateholders pursuant to Section 3.05(a) if on deposit in the Certificate Account, which portion shall be deposited in the Certificate Account). In addition, the Master Servicer shall transfer to the Distribution Account all amounts required to be transferred thereto on such Master Servicer Remittance Date from the Certificate Account pursuant to the first paragraph of
Section 3.04(b), together with any other amounts on deposit in the Certificate Account that would otherwise be held for future distribution. Upon confirmation that such final deposits have been made, the Trustee shall release or cause to be released to the Master Servicer or the Depositor, as applicable, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Master Servicer or the Depositor, as applicable, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in REMIC I. All Credit Files for the remaining Mortgage Loans and REO Properties shall be delivered to the purchasing entity.

     Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders and, if not previously notified pursuant to the preceding paragraph, to the other parties hereto mailed (a) in the event such notice is given in connection with the Master Servicer's or the Depositor's purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made,
(ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated.

     Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts then on deposit in the Distribution Account that are allocable to payments on the Class of Certificates so presented and surrendered. Amounts on deposit in the Distribution Account as of the final Distribution Date (exclusive of any portion of such amounts payable or reimbursable to any Person pursuant to clauses
(ii)-(v) of Section 3.05(b)) shall be allocated for the purposes, in the amounts and in accordance with the priority set forth in Section 4.01. Any funds not distributed on such Distribution Date shall be set aside and held uninvested in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with the last paragraph of Section 4.01(g).

     SECTION 9.02     Additional Termination Requirements.

     (a) In the event the Master Servicer or the Depositor purchases all of the Mortgage Loans and each REO Property remaining in REMIC I as provided in Section 9.01, the Trust Fund (and, accordingly, REMIC I, REMIC II and REMIC III) shall be terminated in accordance with the following additional requirements, unless the Master Servicer or the Depositor, as the case may be, obtains at its own expense and delivers to the Trustee an Opinion of Counsel, addressed to the Depositor, the Master Servicer and the Trustee, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (subject to Section 10.01(f)) result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II or REMIC III as defined in Section 860F of the Code or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) the Trustee shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each of REMIC I, REMIC II and REMIC III pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

          (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Master Servicer or the Depositor, as applicable, for cash; and

          (iii) immediately following the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the related Class of Residual Certificates all cash on hand in the related REMIC (other than cash retained to meet claims), and REMIC I, REMIC II and REMIC III shall terminate at that time.

     (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to adopt a plan of complete liquidation of REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.


                                    ARTICLE X

                           ADDITIONAL REMIC PROVISIONS

     SECTION 10.01    REMIC Administration.

     (a) The Trustee shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-I Certificates are hereby designated as the sole class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. The REMIC II Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-II Certificates are hereby designated as the sole class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC II. The REMIC III Regular Certificates are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code) and the Class R-III Certificates will be the sole class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC III. The Master Servicer, the Special Servicer and the Trustee shall not (to the extent within the control of each) permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I, REMIC II or REMIC III other than the Certificates.

     (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

     (c) The Trustee, as agent for the tax matters person of each of REMIC I, REMIC II and REMIC III, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the Trustee shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans and any REO Properties on deposit in the Certificate Account as provided by Section 3.05(a) unless such legal expenses and costs are incurred by reason of the Trustee's willful misfeasance, bad faith or negligence. In the case of each of REMIC I, REMIC II and REMIC III, the Holder of Residual Certificates representing the largest Percentage Interest in the related Class thereof shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of such REMIC. By its acceptance thereof, the Holder of Residual Certificates representing the largest Percentage Interest in each Class thereof hereby agrees to irrevocably appoint the Trustee as its agent to perform all of the duties of the tax matters person for the related REMIC created hereunder.

     (d) The Trustee shall prepare or cause to be prepared, sign and file, in a timely manner, all of the Tax Returns that it determines are required with respect to each REMIC created hereunder. The expenses of preparing such returns shall be borne by the Trustee without any right of reimbursement therefor.

     (e) The Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of such Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

     (f) The Trustee shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as a REMIC under the REMIC Provisions. The Trustee shall not knowingly or intentionally take any action, cause REMIC I, REMIC II or REMIC III to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of REMIC I, REMIC II or REMIC III as a REMIC or (ii) result (subject to the following sentence) in the imposition of a tax upon REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Trustee determines that taking such action is in the best interest of REMIC I, REMIC II or REMIC
III and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to any REMIC created hereunder endanger such status or, unless the Master Servicer, the Trustee, or the Special Servicer, as applicable (or other Person acceptable to the Trustee), determine that the monetary exposure to REMIC I, REMIC II and REMIC III is not material and in its or their sole discretion to indemnify, to the extent reasonably acceptable to the Trustee, the Trust Fund against the imposition of such tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, each of the parties hereto will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I, REMIC II or REMIC III, and such party shall not take any such action, or cause REMIC I, REMIC II or REMIC III to take any such action, as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement. At all times as may be required by the Code, the Trustee will to the extent within its control and the scope of its duties as specifically set forth herein, maintain substantially all of the assets of the Trust Fund as "qualified mortgages" as defined in Section
860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (g) In the event that any tax is imposed on "prohibited transactions" of REMIC I, REMIC II or REMIC III as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I, REMIC II or REMIC III as defined in Section 860G(c) of the Code, on any contributions to REMIC I, REMIC II or REMIC III after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local laws, such tax shall be charged (i) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) to any other party hereto, if such tax arises out of or results from a breach by such party of any of its obligations under this Agreement, or (iii) otherwise (including, without limitation, in the case of any tax permitted to be incurred pursuant to Section 3.17(a)) against amounts on deposit in the Distribution Account as provided by Section 3.05(b).

     (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

     (i) Following the Startup Day, the Trustee shall not accept any contributions of assets to REMIC I, REMIC II or REMIC III unless the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (j) None of the Master Servicer, the Special Servicer or the Trustee shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor (to the extent within its control) permit REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (k) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each of REMIC I, REMIC II and REMIC III.

     (l) None of the Trustee, the Master Servicer, or the Special Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, REMIC II or REMIC III, (iii) the termination of the Trust Fund pursuant to
Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to or as contemplated by Section 2.03 or 3.18 of this Agreement) or acquire any assets for the Trust Fund or sell or dispose of any investments in the Certificate Account, the Distribution Account, or the REO Account for gain, or accept any contributions to the Trust Fund after the Closing Date, unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I, REMIC II or REMIC III as a REMIC subject to Section 10.01(f), or (b) cause REMIC I, REMIC II or REMIC III to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     SECTION 10.02 Depositor, Master Servicer, Special Servicer and Trustee to Cooperate.

     (a) The Depositor shall provide or cause to be provided to the Trustee, within ten days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

     (b) The Master Servicer, the Special Servicer and the Depositor shall each furnish such reports, certifications and information, and access to such books and records maintained thereby, as may relate to the Certificates or the Trust Fund and as shall be reasonably requested by the Trustee in order to enable it to perform its duties hereunder.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     SECTION 11.01    Amendment.

     (a) This Agreement may be amended from time to time by the parties hereto, without the consent of any of the Certificateholders:

     (i) to cure any ambiguity,

     (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

     (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II or REMIC III as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on REMIC I, REMIC II or REMIC III pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

     (iv) to change the timing and/or nature of deposits into the Certificate Account or the Distribution Account or to change the name in which the Certificate Account is maintained, provided that (A) the Delinquency Advance Date or the Master Servicer Remittance Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in the downgrade, qualification or withdrawal of the then-current rating assigned to any Class of Certificates, as evidenced by a letter from each Rating Agency to such effect,

     (v) to modify, eliminate or add to the provisions of Section 5.02(d) or any other provision hereof restricting transfer of the Residual Certificates by virtue of their being the REMIC "residual interests," provided that (A) such change shall not adversely affect the then-current rating assigned to any Class of Certificates, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of

Counsel, cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a United States Person and a Permitted Transferee, or

     (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement may also be amended from time to time by the parties hereto with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

          (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or

          (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding the foregoing, the Trustee will not be entitled to consent to any amendment hereto without having first received an Opinion or Opinions of Counsel to the effect that (i) such amendment is permitted pursuant to the terms of this Agreement and (ii) such amendment or the exercise of any power granted to the Master Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on REMIC I, REMIC II or REMIC III pursuant to the REMIC Provisions or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC.

     (d) Promptly after the execution of any such amendment, the Trustee shall furnish a statement describing the amendment to each Certificateholder.

     (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

     (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Master Servicer or the Trustee requests any amendment of this Agreement in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to
Section 11.01(a) or (c) shall be payable out of the Certificate Account.

     SECTION 11.02    Recordation of Agreement; Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust Fund on direction by the Trustee, such direction to be given by the Trustee only upon the Trustee's receipt of an Opinion of Counsel to be obtained by the party requesting such recordation (the cost of which may be paid out of the Certificate Account) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     (c) The Trustee shall make all filings as it may determine are required under Massachusetts General Laws, Chapter 182, Sections 2 and 12.

     SECTION 11.03    Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also (except in the case of a default by the Trustee) the Holders of Certificates of any Class evidencing not less than 25% of the related Percentage Interests in such Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it under this Section 11.03(c) or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Holders of Certificates unless such Holders have offered to the Trustee reasonable security against the costs, expenses and liabilities which may be incurred therein or hereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03(c), each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.04    GOVERNING LAW.

     THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.05    Notices.

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to: (i) in the case of the Depositor, 650 Dresher Road, Horsham, Pennsylvania 19044, Attention: Structured Finance Manager, telecopy number:
(215) 328-1775; (ii) in the case of the Master Servicer, 650 Dresher Road, Horsham, Pennsylvania 19044, Attention: Servicing Manager, telecopy number:
(215) 328-1796 (with a copy to General Counsel); (iii) in the case of the Trustee, the Corporate Trust Office; (iv) in the case of the Special Servicer, 650 Dresher Road, Horsham, Pennsylvania 19044, telecopy number (215) 328-1796,
Attention: Servicing Manager, (with a copy to General Counsel); (v) in the case of the Rating Agencies, (A) Moody's Investors Services, Inc., 99 Church Street, New York, New York 10007, Attention: CMBS Rating and Monitoring, telecopy number: (212) 553-1350 and (B) Duff & Phelps Credit Rating Co., 55 East Monroe Street, 35th Floor, Chicago, Illinois 60603; Attention: Structured Finance -- Commercial Real Estate Monitoring, telecopy number (312) 263-2852; and (vi) in the case of the Underwriters, (A) Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Rolf Edwards, telecopy number (212) 357-5505,
(B) Deutsche Morgan Grenfell Inc., 31 West 52nd Street, New York, NY 10019, Attention Steven Stuart, telecopy number: (212) 469-8518, and (C) Residential Funding Securities Corporation, 8400 Normandale Lake Boulevard, Minneapolis, Minnesota 55437, Attention: Jill Johnson, telecopy number: (612) 832-7097 or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 11.06    Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 11.07    Grant of a Security Interest.

     The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets comprising the Trust Fund, including without limitation, the Mortgage Loans (including all Replacement Mortgage Loans), all principal and interest received or receivable with respect to the Mortgage Loans (other than principal and interest payments due and payable prior to the Cut-off Date and Principal Prepayments received prior to the Cut-off Date), all amounts held from time to time in the Certificate Account and the Distribution Account and all reinvestment earnings on such amounts, and all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans, and (ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall file or cause to be filed, as a precautionary filing, a Form UCC-1 substantially in the form attached as Exhibit P hereto in all appropriate locations in the Commonwealth of Pennsylvania promptly following the initial issuance of the Certificates, and the Master Servicer shall prepare and file at each such office, and the Trustee shall execute, continuation statements thereto, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee and the Master Servicer in preparing and filing such continuation statements. This Section 11.07 shall constitute notice to the Trustee pursuant to any of the requirements of the applicable Uniform Commercial Code.

     SECTION 11.08    Successors and Assigns; Beneficiaries.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. No other person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

     SECTION 11.09    Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 11.10    Notices to the Rating Agencies.

     (a) The Trustee shall use reasonable efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

     (i) any material change or amendment to this Agreement;

     (ii) the occurrence of any Event of Default that has not been cured;

     (iii) the resignation or termination of the Master Servicer or the Special Servicer;

     (iv) any change in the location of the Distribution Account;

     (v) a copy of the notice given pursuant to Section 2.03(a) and the repurchase of Mortgage Loans by a Mortgage Loan Seller pursuant to Section 6 of the related Mortgage Loan Purchase Agreement; and

     (vi) the final payment to any Class of Certificateholders.

     (b) Each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following:

          (i)  each of its  annual  statements  as to  compliance  described  in
     Section 3.13; and

          (ii) each of its annual independent public accountants' servicing reports described in Section 3.14.

     (c) To the extent it is not already required to do so under Section 4.02 hereof, the Trustee shall promptly furnish to each Rating Agency copies of each report prepared and/or delivered by it pursuant to Section 4.02 hereof.

     (d) Each of the Master Servicer, the Special Servicer and the Trustee shall provide such additional information to each Rating Agency upon request is in its possession or reasonably available to it.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
                                    Depositor



                                By: /s/ Elisa George
                                    ----------------------------------
                                Name:    Elisa George
                                Title:   Vice President


                                GMAC COMMERCIAL MORTGAGE CORPORATION,
                                         Master Servicer and Special Servicer



                                By: /s/ Elisa George
                                    ----------------------------------
                                Name:    Elisa George
                                Title:   Senior Vice President


                                STATE STREET BANK AND TRUST COMPANY,
                                     Trustee



                                By: /s/ William G. Swan
                                    ----------------------------------
                                Name: William G. Swan
                                Title: Vice President

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )


     On the 23rd day of December, 1997, before me, a notary public in and for said State, personally appeared Elisa George known to me to be a Vice President of GMAC COMMERCIAL MORTGAGE SECURITIES, INC., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                   /s/ Maija Braunfelds
                                                ----------------------------
                                                       Notary Public


                                               MAIJA BRAUNFELDS
                                               Notary Public, State of New York
                                               No. 03-40117450
                                               Qualified in Bronx County
                                               Commission Expires 1/19/98

[Notarial Seal]

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )


     On the 23rd day of December, 1997, before me, a notary public in and for said State, personally appeared Elisa George known to me to be a Senior Vice President of GMAC COMMERCIAL MORTGAGE CORPORATION, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                   /s/ Maija Braunfelds
                                                ----------------------------
                                                       Notary Public


                                               MAIJA BRAUNFELDS
                                               Notary Public, State of New York
                                               No. 03-40117450
                                               Qualified in Bronx County
                                               Commission Expires 1/19/98


[Notarial Seal]

STATE OF NEW YORK            )
                             )  ss.:
COUNTY OF NEW YORK           )


     On the 23rd day of December, 1997 before me, a notary public in and for said State, personally appeared William G. Swan known to me to be a Vice President of STATE STREET BANK AND TRUST COMPANY, a trust company chartered under the laws of the Commonwealth of Massachusetts that executed the within instrument, and also known to me to be the person who executed it on behalf of such trust company, and acknowledged to me that such trust company executed the within instrument.


     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                   /s/ Maija Braunfelds
                                                ----------------------------
                                                       Notary Public


                                               MAIJA BRAUNFELDS
                                               Notary Public, State of New York
                                               No. 03-40117450
                                               Qualified in Bronx County
                                               Commission Expires 1/19/98

[Notarial Seal]

                                   EXHIBIT A-1

                           FORM OF CLASS X CERTIFICATE

                                CLASS X MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES,  INC.

Pass-Through Rate:                     Certificate Notional Amount of this
Variable                               Class X Certificate as of the Issue
                                       Date: $1,072,702,289

Date of Pooling and Servicing          Certificate Notional Amount of all the
Agreement: December 1, 1997            Class X Certificates as of the Issue
                                       Date: $1,072,702,289

Cut-off Date: December 1, 1997         Aggregate unpaid principal balance of
                                       the Mortgage Pool as of the Cut-off
Issue Date:  December 23, 1997         Date, after deducting payments of
                                       principal due on or before such date,
                                       whether or not received: $1,072,702,289

First Distribution Date:
January 15, 1998
                                       Trustee: State Street Bank and Trust
Master Servicer and Special Servicer:  Company
GMAC Commercial Mortgage Corporation


Certificate No. X-__                   CUSIP No. [         ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S.

FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE AGREEMENT REFERRED TO HEREIN) OF [ ]% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[ ] OF INITIAL CERTIFICATE NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[ ] OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND DOES NOT ENTITLE THE HOLDER HEREOF TO ANY DISTRIBUTIONS OF PRINCIPAL. THE HOLDER HEREOF WILL BE ENTITLED TO DISTRIBUTIONS OF INTEREST ACCRUED AS PROVIDED IN THE AGREEMENT ON THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE, WHICH AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class X Certificate (obtained by dividing the notional principal amount of this Class X Certificate (its "Certificate Notional Amount") as of the Issue Date by the aggregate notional principal balance of all the Class X Certificates (their "Class Notional Amount") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class X Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class X Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class X Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well) and such Certificateholder is the registered owner of all the Class X Certificates, or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class X Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class X Certificates are exchangeable for new Class X Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class X Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Senior  Certificate or any interest  therein shall be made
(i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (ii) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (1) such Plan qualifies for the exemptive relief available under the terms of Prohibited Transaction Exemption 94-29 (granted to GMAC and certain of its affiliates) and (2) at the time of such transfer, the Senior Certificates continue to be rated in one of the top three rating categories by at least one Rating Agency.

     No service charge will be imposed for any registration of transfer or exchange of Class X Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class X Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                          State Street Bank and Trust Company,
                                          as Trustee



                                          By: ________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated:

                                           State Street Bank and Trust Company,
                                           as Certificate Registrar


                                          By: ________________________________
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS A-1 CERTIFICATE

                               CLASS A-1 MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                Certificate  Principal  Balance of this Class
6.451% per annum                  A-1   Certificate   as  of  the  Issue  Date:
                                  $228,705,000

Date of Pooling and Servicing     Certificate  Principal  Balance  of  all  the
Agreement: December 1, 1997       Class A-1  Certificates as of the Issue Date:
                                  $228,705,000

Cut-off Date: December 1, 1997    Aggregate  unpaid  principal  balance  of the
                                  Mortgage Pool as of the Cut-off  Date,  after
Issue Date:  December 23, 1997    deducting  payments  of  principal  due on or
                                  before  such date,  whether or not  received:
                                  $1,072,702,289
First Distribution Date:
January 15, 1998
                                  Trustee: State Street Bank and Trust Company

Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. A-1- __           CUSIP No. [          ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the principal balance of this Class A-1 Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class A-1 Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-1 Certificates on the applicable Distribution Date pursuant to the
Agreement.  All  distributions  made  under  the  Agreement  on  any  Class  A-1
Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class A-1 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Senior  Certificate or any interest  therein shall be made
(i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (ii) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (1) such Plan qualifies for the exemptive relief available under the terms of Prohibited Transaction Exemption 94-29 (granted to GMAC and certain of its affiliates) and (2) at the time of such transfer, the Senior Certificates continue to be rated in one of the top three rating categories by at least one Rating Agency.

     No service charge will be imposed for any registration of transfer or exchange of Class A-1 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-1 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                          State Street Bank and Trust Company,
                                          as Trustee



                                          By: ________________________________
                                                   Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class   A-1   Certificates   referred   to  in  the
within-mentioned Agreement.

Dated:

                                          State Street Bank and Trust Company,
                                          as Certificate Registrar


                                          By: ________________________________
                                                   Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-3

                          FORM OF CLASS A-2 CERTIFICATE

                               CLASS A-2 MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                   Certificate  Principal  Balance  of this
6.550% per annum                     Class  A-2  Certificate  as of the Issue
                                     Date: $57,000,000

Date of Pooling and Servicing        Certificate Principal Balance of all the
Agreement: December 1, 1997          Class A-2  Certificates  as of the Issue
                                     Date: $57,000,000

Cut-off Date: December 1, 1997       Aggregate  unpaid  principal  balance of
                                     the  Mortgage  Pool  as of  the  Cut-off
Issue Date: December 23, 1997        Date,   after   deducting   payments  of
                                     principal  due on or before  such  date,
First Distribution Date:             whether or not received: $1,072,702,289
January 15, 1998
                                     Trustee:  State  Street  Bank and  Trust
                                     Company
Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. A-2-__               CUSIP No. [                 ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal balance of this Class A-2 Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class A-2 Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-2 Certificates on the applicable Distribution Date pursuant to the
Agreement.  All  distributions  made  under  the  Agreement  on  any  Class  A-2
Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class A-2 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Senior  Certificate or any interest  therein shall be made
(i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (ii) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (1) such Plan qualifies for the exemptive relief available under the terms of Prohibited Transaction Exemption 94-29 (granted to GMAC and certain of its affiliates) and (2) at the time of such transfer, the Senior Certificates continue to be rated in one of the top three rating categories by at least one Rating Agency.

     No service charge will be imposed for any registration of transfer or exchange of Class A-2 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-2 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                          State Street Bank and Trust Company,
                                          as Trustee



                                          By: _________________________________
                                                    Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class   A-2   Certificates   referred   to  in  the
within-mentioned Agreement.

Dated:

                                          State Street Bank and Trust Company,
                                          as Certificate Registrar


                                          By: _________________________________
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-4

                          FORM OF CLASS A-3 CERTIFICATE

                               CLASS A-3 MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
6.566% per annum                        Class  A-3  Certificate  as of the Issue
                                        Date: $433,005,000

Date of Pooling and Servicing           Certificate Principal Balance of all the
Agreement: December 1, 1997             Class A-3  Certificates  as of the Issue
                                        Date: $433,005,000

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date:  December 23, 1997          Date,   after   deducting   payments  of
                                        principal  due on or before  such  date,
First Distribution Date:                whether or not received: $1,072,702,289
January 15, 1998

                                        Trustee:  State  Street  Bank and  Trust
Master Servicer and Special             Company
Servicer: GMAC Commercial
 Mortgage Corporation

Certificate No. A-3-__                  CUSIP No. [              ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-3 Certificate (obtained by dividing the principal balance of this Class A-3 Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class A-3 Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-3 Certificates on the applicable Distribution Date pursuant to the
Agreement.  All  distributions  made  under  the  Agreement  on  any  Class  A-3
Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class A-3 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-3 Certificates are exchangeable for new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Senior  Certificate or any interest  therein shall be made
(i) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (ii) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (1) such Plan qualifies for the exemptive relief available under the terms of Prohibited Transaction Exemption 94-29 (granted to GMAC and certain of its affiliates) and (2) at the time of such transfer, the Senior Certificates continue to be rated in one of the top three rating categories by at least one Rating Agency.

     No service charge will be imposed for any registration of transfer or exchange of Class A-3 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-3 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                       State Street Bank and Trust Company,
                                       as Trustee



                                       By: ________________________________
                                                         Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class   A-3   Certificates   referred   to  in  the
within-mentioned Agreement.

Dated:

                                       State Street Bank and Trust Company,
                                       as Certificate Registrar


                                       By: ________________________________
                                                         Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-5

                           FORM OF CLASS B CERTIFICATE

                                CLASS B MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
6.703% per annum                        Class  B  Certificate  as of  the  Issue
                                        Date: $69,725,000

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement: December 1, 1997             B  Certificates  as of the  Issue  Date:
                                        $69,725,000

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
                                        Date,   after   deducting   payments  of
Issue Date:  December 23, 1997          principal  due on or before  such  date,
                                        whether or not received: $1,072,702,289
First  Distribution Date:
January 15, 1998

                                        Trustee:  State  Street  Bank and  Trust
Master Servicer and Special             Company
Servicer: GMAC Commercial
Mortgage Corporation


Certificate No. B-__                    CUSIP No. [                 ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3 AND CLASS X CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2 AND CLASS A-3 CERTIFICATES OF THE SAME SERIES. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class B Certificate (obtained by dividing the principal balance of this Class B Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class B Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class B Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class B Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional

Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class B Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Class B Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class B Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class B Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate. In addition, so long as the Class B Certificates (or any portion thereof) are registered in the name of Cede & Co., as nominee of DTC, any purchaser of such Certificates will be deemed to have represented by such purchase that either (a) such purchaser is not a Plan and is not purchasing such Certificates by or on behalf of, or with "plan assets" of, any Plan or (b) the purchase of any such Certificate by or on behalf of, or with "plan assets" of, any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. The Trustee may require that any prospective transferee of a Class B Certificate that is held as a Definitive Certificate, provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not a Plan or a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No service charge will be imposed for any registration of transfer or exchange of Class B Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                          State Street Bank and Trust Company,
                                          as Trustee



                                          By:__________________________________
                                                  Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates referred to in the within-mentioned Agreement.

Dated:

                                         State Street Bank and Trust Company,
                                         as Certificate Registrar



                                          By:__________________________________
                                                  Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-6

                           FORM OF CLASS C CERTIFICATE

                                CLASS C MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
6.910% per annum                        Class  C  Certificate  as of  the  Issue
                                        Date: $69,725,000

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement: December 1, 1997             C  Certificates  as of the  Issue  Date:
                                        $69,725,000

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
                                        Date,   after   deducting   payments  of
Issue Date: December 23, 1997           principal  due on or before  such  date,
                                        whether or not received: $1,072,702,289

First Distribution Date:
January 15, 1998

                                        Trustee:  State  Street  Bank and  Trust
Master Servicer and Special             Company
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. C-__                    CUSIP No. [                  ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X AND CLASS B CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2, CLASS A-3 AND CLASS B CERTIFICATES OF THE SAME SERIES. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class C Certificate (obtained by dividing the principal balance of this Class C Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class C Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class C Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class C Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class C Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional

Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class C Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Class C Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class C Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class C Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate. In addition, so long as the Class C Certificates (or any portion thereof) are registered in the name of Cede & Co., as nominee of DTC, any purchaser of such Certificates will be deemed to have represented by such purchase that either (a) such purchaser is not a Plan and is not purchasing such Certificates by or on behalf of, or with "plan assets" of, any Plan or (b) the purchase of any such Certificate by or on behalf of, or with "plan assets" of, any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. The Trustee may require that any prospective transferee of a Class C Certificate that is held as a Definitive Certificate, provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not a Plan or a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No service charge will be imposed for any registration of transfer or exchange of Class C Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class C Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                         State Street Bank and Trust Company,
                                         as Trustee



                                         By: ________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Certificates referred to in the within-mentioned Agreement.

Dated:

                                         State Street Bank and Trust Company,
                                         as Certificate Registrar


                                         By: ________________________________
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-7

                           FORM OF CLASS D CERTIFICATE

                                CLASS D MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
Lesser of 7.192% per                    Class  D  Certificate  as of  the  Issue
annum or the Weighted Average           Date: $32,181,000
Net Mortgage Rate

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement: December 1, 1997             D  Certificates  as of the  Issue  Date:
                                        $32,181,000

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date: December 23, 1997           Date,   after   deducting   payments  of
                                        principal due on or before such date, whether or not received: $1,072,702,289

First Distribution Date:                Trustee: State Street and Trust Company
January 15, 1998


Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. D-__                    CUSIP No. [                  ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B AND CLASS C CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE AGREEMENT) OF [ ]% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS B AND CLASS C CERTIFICATES OF THE SAME
SERIES. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class D Certificate (obtained by dividing the principal balance of this Class D Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class D Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class D Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (as to the Class D Certificates, the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class D

Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class D Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class D Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Class D Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class D Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class D Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and
(b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate. In addition, so long as the Class D Certificates (or any portion thereof) are registered in the name of Cede & Co., as nominee of DTC, any purchaser of such Certificates will be deemed to have represented by such purchase that either (a) such purchaser is not a Plan and is not purchasing such Certificates by or on behalf of, or with "plan assets" of, any Plan or (b) the purchase of any such Certificate by or on behalf of, or with "plan assets" of, any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. The Trustee may require that any prospective transferee of a Class D Certificate that is held as a Definitive Certificate, provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not a Plan or a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No service charge will be imposed for any registration of transfer or exchange of Class D Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class D Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                           State Street Bank and Trust Company,
                                           as Trustee



                                           By: ________________________________
                                                     Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class D Certificates referred to in the within-mentioned Agreement.

Dated:

                                           State Street Bank and Trust Company,
                                           as Certificate Registrar



                                           By: ________________________________
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-8

                           FORM OF CLASS E CERTIFICATE

                                CLASS E MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
Lesser of 7.624% per annum              Class  E  Certificate  as of  the  Issue
or the Weighted Average Net             Date: $50,953,000
Mortgage Rate

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement: December 1, 1997             E  Certificates  as of the  Issue  Date:
                                        $50,953,000

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date: December 23, 1997           Date,   after   deducting   payments  of
                                        principal due on or before such date, whether or not received: $1,072,702,289

First Distribution Date:                Trustee:  State  Street  Bank and  Trust
January 15, 1998                        Company

Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. E-__                    CUSIP No. [                  ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE AGREEMENT) OF [ ]% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class E Certificate (obtained by dividing the principal balance of this Class E Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class E Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class E Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class E Certificates on the applicable

Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class E Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class E Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class E Certificates are exchangeable for new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Class E Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class E Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class E Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate. In addition, so long as the Class E Certificates (or any portion thereof) are registered in the name of Cede & Co., as nominee of DTC, any purchaser of such Certificates will be deemed to have represented by such purchase that either (a) such purchaser is not a Plan and is not purchasing such Certificates by or on behalf of, or with "plan assets" of, any Plan or (b) the purchase of any such Certificate by or on behalf of, or with "plan assets" of, any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. The Trustee may require that any prospective transferee of a Class E Certificate that is held as a Definitive Certificate, provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not a Plan or a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No service charge will be imposed for any registration of transfer or exchange of Class E Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class E Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                           State Street Bank and Trust Company,
                                           as Trustee



                                           By: ________________________________
                                                       Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class E Certificates referred to in the within-mentioned Agreement.

Dated:

                                           State Street Bank and Trust Company,
                                           as Certificate Registrar


                                           By: ________________________________
                                                       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT A-9

                           FORM OF CLASS F CERTIFICATE

                                CLASS F MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
Lesser of 6.750% per annum              Class  F  Certificate  as of  the  Issue
or the Weighted Average Net             Date: $48,271,000
Mortgage Rate

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement: December 1, 1997             F  Certificates  as of the  Issue  Date:
                                        $48,271,000

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date:  December 23, 1997          Date,   after   deducting   payments  of
                                        principal due on or before such date, whether or not received: $1,072,702,289

First Distribution Date:                Trustee:  State  Street  Bank and  Trust
January 15, 1998                        Company

Master Servicer and
Special Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. F-__                    CUSIP No. [                  ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH
REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE AGREEMENT) OF [ ]% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES OF THE SAME SERIES. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.


     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class F Certificate (obtained by dividing the principal balance of this Class F Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class F Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class F Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class F Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class F Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class F Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class F Certificates are exchangeable for new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class F Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer of any Class F Certificate (other than a transfer thereof by the Depositor or any Affiliate of the Depositor)
is to be made without registration under the Securities Act, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Agreement; and (ii) in all other cases, (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Agreement as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Agreement as Exhibit B-3, and (B) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). Notwithstanding the foregoing, so long as the Class F Certificates (or any portion thereof) are registered in the name of Cede & Co., as nominee of DTC, transfers of a beneficial interest therein in accordance with the rules and procedures of the Depository applicable to transfers by its respective participants will be permitted if such transfer is made in accordance with Rule 144A promulgated under the Securities Act. Any transfer of a beneficial interest in any Class F Certificate that is registered in the name of Cede & Co., as nominee of DTC, other than pursuant to Rule 144A, or to a transferee that wishes to take delivery of such interest in definitive form, will be permitted upon: (A) receipt by the Trustee and the Depositor of the documentation required by Section 5.02(b)(i)(A) or (B) of the Agreement; (B) the execution by the Trustee, and the authentication and delivery by the Certificate Registrar to the transferee, of a Definitive Certificate representing such beneficial interest; and (C) to the extent that the beneficial interest being transferred does not represent the entire Certificate Principal Balance of the Class F Certificates, the execution by the Trustee, and the authentication and delivery by the Certificate Registrar to the Depository of, a Class F Certificate representing the remaining beneficial interest of such Class F Certificates. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class F Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class F Certificate without registration or qualification. Any Class F Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class F Certificate agrees to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class F Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class F Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class F Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate. In addition, so long as the Class F Certificates (or any portion thereof) are registered in the name of Cede & Co., as nominee of DTC, any purchaser of such Certificates will be deemed to have represented by such purchase that either (a) such purchaser is not a Plan and is not purchasing such Certificates by or on behalf of, or with "plan assets" of, any Plan or (b) the purchase of any such Certificate by or on behalf of, or with "plan assets" of, any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. The Trustee may require that any prospective transferee of a Class F Certificate that is held as a Definitive Certificate, provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not a Plan or a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No service charge will be imposed for any registration of transfer or exchange of Class F Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class F Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                           State Street Bank and Trust Company,
                                           as Trustee



                                           By: _________________________________
                                                      Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class F Certificates referred to in the within-mentioned Agreement.

Dated:

                                           State Street Bank and Trust Company,
                                           as Certificate Registrar


                                           By: _________________________________
                                                      Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                  EXHIBIT A-10

                           FORM OF CLASS G CERTIFICATE

                                CLASS G MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
Lesser of 6.750% per                    Class  G  Certificate  as of  the  Issue
annum or the Weighted                   Date: $13,409,000
Average Net Mortgage Rate

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement: December 1, 1997             G  Certificates  as of the  Issue  Date:
                                        $13,409,000

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date: December 23, 1997           Date,   after   deducting   payments  of
                                        principal due on or before such date, whether or not received: $1,072,702,289

First Distribution Date:                Trustee:  State  Street  Bank and  Trust
January 15, 1998                        Company

Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. G-__                    CUSIP No. [                  ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE AGREEMENT) OF [ ]% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F CERTIFICATES OF THE SAME SERIES. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class G Certificate (obtained by dividing the principal balance of this Class G Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class G Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class G Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage

Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class G Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class G Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class G Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class G Certificates are exchangeable for new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class G Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer of any Class G Certificate (other than a transfer thereof by the Depositor or any Affiliate of the Depositor) is to be made without registration under the Securities Act, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Agreement; and (ii) in all other cases, (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Agreement as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Agreement as Exhibit B-3, and (B) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). Notwithstanding the foregoing, so long as the Class G Certificates (or any portion thereof) are registered in the name of Cede & Co., as nominee of DTC, transfers of a beneficial interest therein in accordance with the rules and procedures of the Depository applicable to transfers by its respective participants will be permitted if such transfer is made in accordance with Rule 144A promulgated under the Securities Act. Any transfer of a beneficial interest in any Class G Certificate that is registered in the name of Cede & Co., as nominee of DTC, other than pursuant to Rule 144A, or to a transferee that wishes to take delivery of such interest in definitive form, will be permitted upon: (A) receipt by the Trustee and the Depositor of the documentation required by Section 5.02(b)(i)(A) or (B) of the Agreement; (B) the execution by the Trustee, and the authentication and delivery by the Certificate Registrar to the transferee, of a Definitive Certificate representing such beneficial interest; and (C) to the extent that the beneficial interest being transferred does not represent the entire Certificate Principal Balance of the Class G Certificates, the execution by the Trustee, and the authentication and delivery by the Certificate Registrar to the Depository of, a Class G Certificate representing the remaining beneficial interest of such Class G Certificates. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class G Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class G Certificate without registration or qualification. Any Class G Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class G Certificate agrees to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class G Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class G Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class G Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate. In addition, so long as the Class G Certificates (or any portion thereof) are registered in the name of Cede & Co., as nominee of DTC, any purchaser of such Certificates will be deemed to have represented by such purchase that either

(a) such purchaser is not a Plan and is not purchasing such Certificates by or on behalf of, or with "plan assets" of, any Plan or (b) the purchase of any such Certificate by or on behalf of, or with "plan assets" of, any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates. The Trustee may require that any prospective transferee of a Class G Certificate that is held as a Definitive Certificate, provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not a Plan or a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     No service charge will be imposed for any registration of transfer or exchange of Class G Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class G Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            State Street Bank and Trust Company,
                                            as Trustee



                                            By: ________________________________
                                                       Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class G Certificates referred to in the within-mentioned Agreement.

Dated:
                                            State Street Bank and Trust Company,
                                            as Certificate Registrar



                                            By: ________________________________
                                                       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                  EXHIBIT A-11

                           FORM OF CLASS H CERTIFICATE

                                CLASS H MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
Lesser of 6.750% per annum              Class  H  Certificate  as of  the  Issue
or the Weighted Average                 Date: $34,863,000
Net Mortgage Rate

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement: December 1, 1997             H  Certificates  as of the  Issue  Date:
                                        $34,863,000

                                        Aggregate  unpaid  principal  balance of
Cut-off Date: December 1, 1997          the  Mortgage  Pool  as of  the  Cut-off
                                        Date,   after   deducting   payments  of
Issue Date: December 23, 1997           principal  due on or before  such  date,
                                        whether or not received: $1,072,702,289

First Distribution Date:                Trustee:  State  Street  Bank and  Trust
January 15, 1998                        Company

Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. H-__                    CUSIP No. [                  ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE AGREEMENT) OF [ ]% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class H Certificate (obtained by dividing the principal balance of this Class H Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class H Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class H Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class H Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class H Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class H Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class H Certificates are exchangeable for new Class H Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class H Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class H Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer of any Class H Certificate (other than a transfer thereof by the Depositor or any Affiliate of the Depositor) is to be made without registration under the Securities Act, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Agreement; and (ii) in all other cases, (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Agreement as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Agreement as Exhibit B-3, and (B) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class H Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class H Certificate without registration or qualification. Any Class H Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class H Certificate agrees to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class H Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class H Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class H Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate.

     No service charge will be imposed for any registration of transfer or exchange of Class H Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class H Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and

(ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            State Street Bank and Trust Company,
                                            as Trustee



                                            By: ________________________________
                                                       Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class H Certificates referred to in the within-mentioned Agreement.

Dated:
                                            State Street Bank and Trust Company,
                                            as Certificate Registrar



                                            By: ________________________________
                                                       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                  EXHIBIT A-12

                           FORM OF CLASS J CERTIFICATE

                                CLASS J MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
Lesser of 6.750% per annum              Class  J  Certificate  as of  the  Issue
or the Weighted Average                 Date: $5,363,000
Net Mortgage Rate

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement: December 1, 1997             J  Certificates  as of the  Issue  Date:
                                        $5,363,000

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
                                        Date,   after   deducting   payments  of
Issue Date: December 23, 1997           principal  due on or before  such  date,
                                        whether or not received: $1,072,702,289

First Distribution Date:                Trustee:  State  Street  Bank and  Trust
January 15, 1998                        Company

Master Servicer and
Special Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. J-__                    CUSIP No. [                  ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE AGREEMENT) OF [ ]% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G AND CLASS H CERTIFICATES OF THE SAME SERIES. IN ADDITION, FOLLOWING THE DATE ON WHICH THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS K CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class J Certificate (obtained by dividing the principal balance of this Class J Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class J Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class J Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class J Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class J Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class J Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class J Certificates are exchangeable for new Class J Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class J Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class J Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer of any Class J Certificate (other than a transfer thereof by the Depositor or any Affiliate of the Depositor) is to be made without registration under the Securities Act, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Agreement; and (ii) in all other cases, (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Agreement as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Agreement as Exhibit B-3, and (B) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class J Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class J Certificate without registration or qualification. Any Class J Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class J Certificate agrees to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class J Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class J Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class J Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate.

     No service charge will be imposed for any registration of transfer or exchange of Class J Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class J Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and

(ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            State Street Bank and Trust Company,
                                            as Trustee



                                            By: ________________________________
                                                       Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class J Certificates referred to in the within-mentioned Agreement.

Dated:
                                            State Street Bank and Trust Company,
                                            as Certificate Registrar



                                            By: ________________________________
                                                       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                  EXHIBIT A-13

                           FORM OF CLASS K CERTIFICATE

                                CLASS K MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                SERIES 1997-C2nd

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Pass-Through Rate:                      Certificate  Principal  Balance  of this
Lesser of 6.750% per annum              Class  K  Certificate  as of  the  Issue
or the Weighted                         Date: $29,502,289
Average Net Mortgage Rate

Date of Pooling and Servicing           Class Principal Balance of all the Class
Agreement:December 1, 1997              K  Certificates  as of the  Issue  Date:
                                        $29,502,289

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date:  December 23, 1997          Date,   after   deducting   payments  of
                                        principal due on or before such date, whether or not received: $1,072,702,289

First Distribution Date:                Trustee:  State  Street  Bank and  Trust
January 15, 1998                        Company

Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. K-__                    CUSIP No. [                  ]


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H AND CLASS J CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE AGREEMENT) OF [ ]% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[ ] OF INITIAL CERTIFICATE PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN FOLLOWING RETIREMENT OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H AND CLASS J CERTIFICATES OF THE SAME SERIES. IN ADDITION, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED IN CONNECTION WITH LOSSES ON THE MORTGAGE LOANS AND CERTAIN UNANTICIPATED EXPENSES. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class K Certificate (obtained by dividing the principal balance of this Class K Certificate (its "Certificate Principal
Balance") as of the Issue Date by the aggregate principal balance of all the Class K Certificates (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class K Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class K Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class K Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and the Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class K Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class K Certificates are exchangeable for new Class K Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class K Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class K Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer of any Class K Certificate (other than a transfer thereof by the Depositor or any Affiliate of the Depositor) is to be made without registration under the Securities Act, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Agreement; and (ii) in all other cases, (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Agreement as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Agreement as Exhibit B-3, and (B) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class K Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class K Certificate without registration or qualification. Any Class K Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class K Certificate agrees to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class K Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class K Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement. In lieu of such opinion of counsel, the prospective transferee of a Class K Certificate may provide a certification of facts substantially to the effect that the purchase of such Certificate by or on behalf of, or with assets of, any Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met (a) the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificate.

     No service charge will be imposed for any registration of transfer or exchange of Class K Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class K Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and

(ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of designated portions of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                            State Street Bank and Trust Company,
                                            as Trustee



                                            By: ________________________________
                                                       Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class K Certificates referred to in the within-mentioned Agreement.

Dated:
                                            State Street Bank and Trust Company,
                                            as Certificate Registrar



                                            By: ________________________________
                                                       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                  EXHIBIT A-14

                          FORM OF CLASS R-I CERTIFICATE

                               CLASS R-I MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing           Percentage  Interest  evidenced  by this
Agreement: December 1, 1997             Certificate in the related Class: 100%

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date:  December 23, 1997          Date,   after   deducting   payments  of
                                        principal due on or before such date, whether or not received: $1,072,702,289

First Distribution Date:
January 15, 1998
                                        Trustee:  State  Street  Bank and  Trust
Master Servicer and Special             Company
Servicer: GMAC Commercial
Mortgage Corporation


Certificate No. R-I-__                  CUSIP No. [            ]


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER

RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS SET FORTH IN THE AGREEMENT. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Class R-I Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing upon the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class R-I Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class R-I Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-I Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-I Certificates are exchangeable for new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class R-I Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer of any Class R-I Certificate (other than a transfer thereof by the Depositor or any Affiliate of the Depositor) is to be made without registration under the Securities Act, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Agreement; and (ii) in all other cases, (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Agreement as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Agreement as Exhibit B-3, and (B) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-I Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-I Certificate without registration or qualification. Any Class R-I
Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-I Certificate agrees to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class R-I Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class R-I Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and a United States Person and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee or United States Person. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee and a United States Person, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee or is not a United States Person, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee and a United States Person, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee or is not a United States Person, the Trustee shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Trustee a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee or is not a United States Person. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following: (a) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to withdraw, qualify or downgrade its then-current rating of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Depositor, to the effect that such modification of, addition to or elimination of such provisions will not cause either REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-I Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-I Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section  1381(a)(2)(C) of the Code, and (v) an electing large  partnership under
Section 775 of the Code and/or any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R-I Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-I Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in Treasury regulations), an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust.

     No service charge will be imposed for any registration of transfer or exchange of Class R-I Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-I Certificates.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                          State Street Bank and Trust Company,
                                          as Trustee



                                          By: ________________________________
                                                     Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class   R-I   Certificates   referred   to  in  the
within-mentioned Agreement.

Dated:

                                          State Street Bank and Trust Company,
                                          as Certificate Registrar



                                          By: ________________________________
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                  EXHIBIT A-15

                         FORM OF CLASS R-II CERTIFICATE

                               CLASS R-II MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing           Percentage  Interest  evidenced  by this
Agreement: December 1, 1997             Certificate in the related Class: 100%

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date: December 23, 1997           Date,   after   deducting   payments  of
                                        principal  due on or before  such  date,
First Distribution Date:                whether or not received: $1,072,694,628
January 15, 1998
                                        Trustee:  State  Street  Bank and  Trust
                                        Company
Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. R-II-__                 CUSIP No. [                 ]


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER

RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS SET FORTH IN THE AGREEMENT. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that ___________________________ is the registered owner of the Percentage Interest evidenced by this Class R-II Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing upon the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (as to the Class R-II Certificates, the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class R-II Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class R-II Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-II  Certificates  are  issuable in fully  registered  form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-II Certificates are exchangeable for new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class R-II Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer of any Class R-II Certificate (other than a transfer thereof by the Depositor or any Affiliate of the Depositor) is to be made without registration under the Securities Act, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Agreement; and (ii) in all other cases, (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Agreement as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Agreement as Exhibit B-3, and (B) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-II Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-II Certificate without registration or qualification. Any Class R-II
Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-II Certificate agrees to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class R-II Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class R-II Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and a United States Person and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee or United States Person. In connection with any proposed Transfer of any Ownership Interest in this in this Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee and a United States Person, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee or is not a United States Person, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee and a United States Person, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee or is not a United States Person, the Trustee shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Trustee a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee or is not a United States Person. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following: (a) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to withdraw, qualify or downgrade its then-current rating of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Depositor, to the effect that such modification of, addition to or elimination of such provisions will not cause either REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-II Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-II Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section  1381(a)(2)(C) of the Code, and (v) an electing large  partnership under
Section 775 of the Code and/or any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R-II Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-II Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in Treasury regulations), an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust.

     No service charge will be imposed for any registration of transfer or exchange of Class R-II Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-II Certificates.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                          State Street Bank and Trust Company,
                                          as Trustee



                                          By: ________________________________
                                                   Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class  R-II   Certificates   referred   to  in  the
within-mentioned Agreement.

Dated:

                                          State Street Bank and Trust Company,
                                          as Certificate Registrar


                                          By: ________________________________
                                                   Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                  EXHIBIT A-16

                         FORM OF CLASS R-III CERTIFICATE

                              CLASS R-III MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing           Percentage  Interest  evidenced  by this
Agreement: December 1, 1997             Certificate in the related Class: 100%

Cut-off Date: December 1, 1997          Aggregate  unpaid  principal  balance of
                                        the  Mortgage  Pool  as of  the  Cut-off
Issue Date: December 23, 1997           Date,   after   deducting   payments  of
                                        principal due on or before such date, whether or not received: $1,072,694,628

First Distribution Date:
January 15, 1998
                                        Trustee:  State  Street  Bank and  Trust
                                        Company

Master Servicer and Special
Servicer: GMAC Commercial
Mortgage Corporation

Certificate No. R-III-__                CUSIP No. [                  ]


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GMAC COMMERCIAL MORTGAGE SECURITIES, INC., GMAC COMMERCIAL MORTGAGE CORPORATION, STATE STREET BANK AND TRUST COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS X, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING

THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS SET FORTH IN THE AGREEMENT. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Class R-III Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing upon the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (as to the Class R-III Certificates, the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class R-III Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on any Class R-III Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

     The Depositor's Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account and Distribution Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-III Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-III Certificates are exchangeable for new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer of any Class R-III Certificate (other than a transfer thereof by the Depositor or any Affiliate of the Depositor) is to be made without registration under the Securities Act, then the Trustee shall require, in order to assure compliance with such laws, receipt by it and the Depositor of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit B-2 to the Agreement; and (ii) in all other cases, (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Agreement as Exhibit B-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Agreement as Exhibit B-3, and (B) unless the Depositor directs otherwise, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-III Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-III Certificate without registration or qualification. Any Class R-III Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-III Certificate agrees to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class R-III Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class R-III Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Trustee, the Master Servicer and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee, the Master Servicer and the Depositor that such transfer is permissible under applicable law, will not constitute or result in a violation of Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and a United States Person and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee or United States Person. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee and a United States Person, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee or is not a United States Person, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee and a United States Person, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee or is not a United States Person, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Trustee a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee or is not a United States Person. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following: (a) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to withdraw, qualify or downgrade its then-current rating of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Depositor, to the effect that such modification of, addition to or elimination of such provisions will not cause either REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-III Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-III Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section  1381(a)(2)(C) of the Code, and (v) an electing large  partnership under
Section 775 of the Code and/or any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R-III Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-III Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in Treasury regulations), an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust.

     No service charge will be imposed for any registration of transfer or exchange of Class R-III Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-III Certificates.

     Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, the Depositor or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage Pool specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                          State Street Bank and Trust Company,
                                          as Trustee



                                          By: ________________________________
                                                     Authorized Officer




                                           CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class  R-III   Certificates   referred  to  in  the
within-mentioned Agreement.

Dated:

                                          State Street Bank and Trust Company,
                                          as Certificate Registrar




                                          By: ________________________________
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the issuance of a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
for the account of ____________________________________________________________.



     Distributions made by check (such check to be made payable to _____________ ______________________________________) and all applicable statements and notices should be mailed to ___________________________________________________.

     This  information  is  provided by  _________________________________,  the assignee named above, or ________________________________, as its agent.

                                   EXHIBIT B-1

                        FORM I OF TRANSFEROR CERTIFICATE



                                                          ______________, 19___+

State Street Bank and Trust Company
Two International Place - 5th Floor
Boston, MA 02110
Attention: Corporate Trust Department


          Re: GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates Series 1997-C2, Class [F] [G] [H] [J] [K], having an initial principal balance as of December 1, 1997 of $____________

Dear Sirs:

     This letter is delivered to you in connection with the transfer by ______________________ (the "Transferor") to _________________ (the
"Transferee")  of the captioned  Certificate  (the  "Certificate"),  pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among GMAC Commercial Mortgage Securities, Inc. as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as
Trustee. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

     1. The Transferor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever.

     2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to the Certificate, any interest in the Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to the Certificate, any interest in the Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution under the Securities Act of 1933 (the "Securities Act"), or would render the disposition of the Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Certificate pursuant to the Securities Act or any state securities laws.

     3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" (as that term is defined in Rule 144A ("Rule 144A") under the Securities
Act) purchasing for its own account. In determining whether the Transferee is a "qualified institutional buyer," the Transferor and any person acting on behalf of the Transferor in this matter has relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

__ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

__ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

__ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

__ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies," as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

     4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a "qualified institutional buyer:"

          (a) the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies," if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

          (b) the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market; and

          (c) securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

     5. Unless the Transferee is an "accredited investor" within the meaning of Rule 501(a) (1), (2), (3), or (7) that is furnishing a Transferee Certificate in the form of Exhibit B-3 to the Pooling and Servicing Agreement, the Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

     6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Certificate and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Certificate, that the Transferee has requested.

                                       Very truly yours,


                                       ____________________________________
                                       (Transferor)


                                        By:________________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                   EXHIBIT B-2

                        FORM I OF TRANSFEREE CERTIFICATE

                                                        ________________, 19____
State Street Bank and Trust Company
Two International Place - 5th Floor
Boston, MA 02110
Attention: Corporate Trust Department

          Re: GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, Class [F] [G] [H] [J] [K], having an initial principal balance as of December 1, 1997 of $_____

Dear Sirs:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to ________________________ (the
"Transferee")  of the captioned  Certificate  (the  "Certificate"),  pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as
Trustee. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

     1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (a) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the Securities Act.

     2. The Transferee has been furnished with all information regarding (a) the Certificate and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Certificate, that it has requested.

     3. If the Transferee proposes that the Certificate be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below

     4. The Transferee hereby certifies to the Trustee, the Depositor and the Master Servicer that (a) such transfer is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement and the Transferee has attached hereto an opinion of counsel to such affect, or (b) such transfer will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (i) the source of funds used to purchase the Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE 95-60") and
(ii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of the Certificate.


                                       Very truly yours,


                                       ____________________________________
                                       (Transferor)


                                        By:________________________________

                                        Name: _____________________________

                                        Title: ____________________________

                             Nominee Acknowledgment

     The undersigned hereby acknowledges and agrees that as to the Certificate being registered in its name, the sole beneficial owner thereof is and shall be ______________________, the Transferee identified above, for whom the undersigned is acting as nominee.


                                       ____________________________________
                                                    (Nominee)


                                        By:________________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                                          ANNEX 1 TO EXHIBIT B-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificate (the "Certificate") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Certificate (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis $________________
(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     __ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
     Section 501(c)(3) of the Internal Revenue Code of 1986.

     __ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

     __   Savings  and  Loan.   The   Transferee  (a)  is  a  savings  and  loan
     association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institution and
     (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

     __   Broker-dealer.  The  Transferee  is a dealer  registered  pursuant  to
     Section 15 of the Securities Exchange Act of 1934.

     __ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

--------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

     __ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     __   ERISA Plan.  The  Transferee  is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     __   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     __ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participation, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificate are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

  _____        _____       Will the Transferee be purchasing the Certificate
  Yes          No          only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee hereby certifies to the Trustee, the Depositor and the Master Servicer that (a) such transfer is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement and the Transferee has attached hereto an opinion of counsel to such affect, or (b) such transfer will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, and the following conditions are met: (i) the source of funds used to purchase the Certificate is an "insurance company general account" (as such term is defined in United States Department of Labor Prohibited Transaction Class Exemption ("PTCE 95-60") and
(ii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of the Certificate.


                                ________________________________________________
                                Print Name of Transferee

                                By: _________________________________________

                                Name: ________________________________________

                                Title: _______________________________________

                                Date: ________________________________________

                                                          ANNEX 2 TO EXHIBIT B-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificate (the "Certificate") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Certificate (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     __ The Transferee owned and/or invested on a discretionary basis $___________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     __ The Transferee is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participation, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

   _____          _____        Will the Transferee be purchasing the Certificate
   Yes            No           only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                               ________________________________________________
                               Print Name of Transferee or Adviser

                               By: ____________________________________________

                               Name: __________________________________________
                               Title: _________________________________________

                               Date: __________________________________________


                               IF AN ADVISER:


                               ________________________________________________
                               Print Name of Transferee

                               Date: __________________________________________

                                   EXHIBIT B-3

                        FORM II OF TRANSFEREE CERTIFICATE

                                                         _______________, 19____
State Street Bank and Trust Company
Two International Place - 5th Floor
Boston, MA 02110
Attention: Corporate Trust Department

          Re: GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, Class [F] [G] [H] [J] [K], having an initial principal balance as of December 1, 1997 of $_________

Dear Sirs:

     This letter is delivered to you in connection with the transfer by ________________________ (the "Transferor") to _________________________ (the
"Transferee")  of the captioned  Certificate  (the  "Certificate"),  pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as
Trustee. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

     1. The Transferee is acquiring the Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

     2. The Transferee understands that (a) the Certificate has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Certificate and (c) neither the Certificate nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received (A) a certificate from the prospective transferor substantially in the form attached as Exhibit B-1 to the Pooling and Servicing Agreement, and a certificate from the prospective transferee substantially in the form attached either as Exhibit B-2 or Exhibit B-3 to the Pooling and Servicing Agreement, or (B) an Opinion of Counsel satisfactory to the Certificate Registrar that the transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding the transfer from the prospective transferor and/or prospective transferee upon which such Opinion of Counsel is based.

     3. The Transferee understands that it may not sell or otherwise transfer the Certificate, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of
Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Certificate will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     - AND -

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred the Certificate, any interest in the Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of the Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Certificate under the Securities Act, would render the disposition of the Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Certificate, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing.

     5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Certificate and distributions thereon, (c) the Mortgage Loans, (d) the Pooling and Servicing Agreement, and (e) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     7. If the Transferee proposes to acquire a Subordinated Certificate that is held as a Definitive Certificate, the Transferee hereby certifies to the Trustee, the Depositor and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Special Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under
Section 4975 of the Code.

     8. If the Transferee proposes that the Certificate be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below


                           Very truly yours,


                           __________________________________________
                           (Transferee)

                           By: ______________________________________
                           Name:
                           Title:

                             Nominee Acknowledgment

     The undersigned hereby acknowledges and agrees that as to the Certificate being registered in its name, the sole beneficial owner thereof is and shall be ________________________________ , the Transferee identified above, for whom the undersigned is acting as nominee.


                                        ____________________________________
                                        (Nominee)


                                        By: _________________________________

                                        Name: _______________________________

                                        Title: ______________________________

                                   EXHIBIT C-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                  FOR TRANSFERS OF REMIC RESIDUAL CERTIFICATES


STATE OF                            )
                                    ) ss:
COUNTY OF                           )


     ______________________________, being first duly sworn, deposes and says that:

     1.  He/She  is  the   ____________________  of  ____________________   (the
prospective transferee (the "Transferee") of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, Class [R-I] [R-II] [R-III], evidencing a ____% Percentage Interest in such Class (the "Residual Certificates"), a _____________________ duly organized and validly existing under the laws of _____________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement pursuant to which the Residual Certificates were issued (the "Pooling and Servicing Agreement").

     2. The Transferee (i) is, and as of the date of transfer will be, a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificates, and (ii) is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means an electing large partnership under section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

     3. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificates to "disqualified organizations" under the Code that applies to all transfers of the Residual Certificates; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on such partnership) or, if such transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the Person (other than transfers with respect to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulation Section 1.860E-1(c) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

     4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificates by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

     6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

     7. The Transferee's taxpayer identification number is ____________________.

     8. The Transferee has reviewed the provisions of Section 5.02(d) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Certificates (in particular, clause (ii)(A) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Certificate to a Person other than the Transferee and clause (ii)(B) of Section 5.02(d) which authorizes the Trustee to negotiate a mandatory sale of the Residual Certificates, in either case, in the event that the Transferee holds such Residual Certificates in violation of Section 5.02(d)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

     9. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificates is or will be to impede the assessment or collection of any tax.

     10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates.

     11. The Transferee will, in connection with any transfer that it makes of the Residual Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit H-2 to the Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificates to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

     12. The Transferee is a citizen or resident of the United States, a corporation, a partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in Treasury regulations such partnership is not a U.S. person), or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ______________ and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of __________, __.



                                                 _____________________________
                                                 [NAME OF TRANSFEREE]


                                                 By: __________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:


____________________________
[Assistant] Secretary


     Personally appeared before me the above-named _________________ known or proved to me to be the same person who executed the foregoing instrument and to be the _____________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

     Subscribed and sworn before me this ____ day of _________________.



                          ______________________________________
                          NOTARY PUBLIC

                          COUNTY OF ________________
                          STATE OF _________________
                          My Commission expires the ____day of _______, 19____

                                   EXHIBIT C-2
                 FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF
                           REMIC RESIDUAL CERTIFICATES


                                                           _____________, 19____

State Street Bank and Trust Company
Two International Place - 5th Floor
Boston, MA 02110
Attention: Corporate Trust Department


     Re: GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates") Dear Sirs:

     This letter is delivered to you in connection with the transfer by __________________ _________________ (the "Transferor") to ______________ (the
"Transferee") of [Class R-I] [Class R-II] [Class R-III] Certificates evidencing a % Percentage Interest in such Class (the "Residual Certificates"). The Certificates, including the Residual Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

     1. No purpose of the Transferor relating to the transfer of the Residual Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

     2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement. The Transferor does not know or believe that any representation contained therein is false.

     3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

     4. The Transferee has no actual knowledge that such prospective Transferee is not a Permitted Transferee or is not a United States Person.



                                         Very truly yours,


                                         ______________________________________
                                         (Transferee)

                                         By: __________________________________

                                         Name: ________________________________

                                         Title: _______________________________

                                    EXHIBIT D

                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
                  RE: REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (indicate one)

         [  ] Mortgage Loan Prepaid in Full
         [  ] Mortgage Loan Repurchased or Sold
         [  ] Other (specify) __________________
         _______________________________________
         _______________________________________


"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


[GMAC COMMERCIAL MORTGAGE CORPORATION]
Authorized Signature

 ******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:        [ ] Promissory Note
                           [ ] Primary Insurance Policy
                           [ ] Mortgage or Deed of Trust
                           [ ] Assignment(s)  of Mortgage or Deed of Trust
                           [ ] Title Insurance Policy
                           [ ] Other:


Name
Title
Date

                                    EXHIBIT E

                                  FORM OF UCC-1

                                   SCHEDULE 1

All right (including the power to convey title thereto), title and interest of the Debtor in and to the following, each as more particularly described on Exhibit A attached hereto: (1) the mortgage note or other evidence of indebtedness of a Mortgagor ("Mortgage Notes"), (2) the related mortgages, deeds of trust or other similar instruments securing such Mortgage Notes ("Mortgages") and (3) each document in the related Mortgage Files, together with any and all income, payments, proceeds and products of any of the foregoing.

                             EXHIBIT A OF SCHEDULE 1

     All right (including the power to convey title thereto), title and interest of the Debtor, including any security interest therein for the benefit of the Debtor, in and to the Trust Fund created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1997, among the Debtor as Depositor, the Secured Party as Trustee*, and GMAC Commercial Mortgage Corporation as Master Servicer and Special Servicer with respect to Mortgage Pass-Through Certificates, Series 1997-C2 (the "Pooling and Servicing Agreement (Series 1997-C2"), including the:

     (1) the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto;

     (2) the Mortgage Notes, with respect to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto;

     (3) the Mortgages secured by such Mortgage Notes, as more particularly described in the Mortgage Loan Schedule;

     (4) with respect to each Mortgage Note and related Mortgage, each document contained in the related Mortgage File;

     (5) the Debtor's rights under Sections 2; 4(a) and 6 of each Mortgage Loan Purchase Agreement;

         (6) any and all general intangibles (as defined in the Uniform Commercial Code) consisting of, arising from or relating to any of the foregoing; and

     (7) any and all income, payments, proceeds and products of any of the foregoing.

     Capitalized terms used herein, but not defined, shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement (Series 1997-C2).

     THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF THE INTEREST IN, WITH RESPECT TO THE MORTGAGE LOANS, THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE RELATED MORTGAGE FILES, AND THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, OR THAT A FILING IS NECESSARY TO PERFECT THE SECURITY INTEREST OF THE SECURED PARTY*, WITH RESPECT TO THE MORTGAGE LOANS, IN ANY MORTGAGE NOTE, MORTGAGE OR DOCUMENT IN A MORTGAGE FILE. WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.

     *Not in its individual capacity, but solely as Trustee for the benefit of the Certificateholders pursuant to the Pooling and Servicing Agreement (Series 1997-C2).

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT F

     Methodology to Normalize Net Operating Income and Debt Service Coverage


o GMAC Commercial Mortgage Corporation ("GMACCM") applies the methodology presented below to arrive at a servicer adjusted or "Normalized" Net
     Operating Income ("NOI"). The items described below highlight some of the major categories requiring adjustment. There may, however, be others, and GMACCM will use its market knowledge and discretion in making and sufficiently footnoting the necessary adjustments.

o GMACCM chooses to use the actual management fee stated in the financial statement.

o Where they are clearly identifiable, GMACCM will remove any capital expense from any above the line categories (such as extraordinary repairs and maintenance) and put them below the line in the capital expense comment section.

o Replacement reserves, tenant improvement and leasing commission reserves will be treated as above the line expenses. A determination will be made whether there have been credits for the disbursements from a reserve and that expenses are not overstated due to exclusion of credits.

o Property taxes should be the annual amount due, excluding any delinquent taxes or credits from prior years which would cause the number to be higher or lower. The amount for property taxes will be adjusted if the period under analysis is less than one year.

o GMAC Commercial Mortgage will exclude non-recurring, extraordinary income. For example, a tax refund, lease buyout or income received for a period other than the year in question should be adjusted. If past due rent for a prior year was paid and recorded in the current year, GMACCM would back it out and footnote it accordingly. Care will be used when reflecting percentage/overage rents to ensure that it relates to the appropriate period and that the numbers are supported by tenant sales information.

o GMAC Commercial Mortgage will remove any items not pertaining to the operation of the property such as, fees for closing the loan restructure, a distribution to owners or a charitable contribution.

o When necessary, income and expenses will be analyzed by looking at variances by category. Unusual income and expense items will be researched. If there are significant variances, inquiries to the borrower will be made. Appropriate adjustments will be made and footnotes provided to clearly explain the situation.

o The debt service should be an actual amount the borrower paid per the servicing records for the period associated with the operating statement. If GMACCM does not have a full year of payments, it will use the principal and interest constant in the case of a fixed rate loan and, in the case of an adjustable rate loan, will estimate a full year amount from the payment history information available.

                                    EXHIBIT G

                       Form of Distribution Date Statement

[LOGO]                                 GMAC Commercial Mortgage Corporation as Master Servicer
                                      GMAC Commercial Mortgage Corporation as Special Servicer
                                           State Street Bank and Trust Company as Trustee
                                              GMAC Commercial Mortgage Securities, Inc.
                                                           Series 1997-C2


Report to Certificateholders for     Payment Date:
Payment Summary
------------------------------------------------------------------------------------------------------------------------------------
                  Pass-Through         Interest   Original   Beginning      Principal       Class Interest   Total P&I     Ending
  Class   CUSIP       Rate               Type      Balance    Balance    Distrib. Amount   Distribution Amt   Payable     Balance
------------------------------------------------------------------------------------------------------------------------------------














                                Totals:
------------------------------------------------------------------------------------------------------------------------------------

         Distributions per Certificate
     ------------------------------------------------------------------------------------------------
                       Beginning         Principal           Interest             Ending
          Class   Certificate Factor   Distribution(1)    Distribution(1)    Certificate Factor
     ------------------------------------------------------------------------------------------------




-------------------------------------------------------------------
   For additional information or with questions, please contact:
-------------------------------------------------------------------
                    State Street Corporate Trust
-------------------------------------------------------------------
Bond Analyst:
Account Officer:
Street Connection:(factor and rate by cusip) (617)664-5500
Street Fax: (617) 664-5600
Web Site: corporatetrust.statestreet.com
-------------------------------------------------------------------

Disclaimer Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.).State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representations or warranties with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

[LOGO]       GMAC Commercial Mortgage Corporation as Master Servicer
            GMAC Commercial Mortgage Corporation as Special Servicer
                 State Street Bank and Trust Company as Trustee
                    GMAC Commercial Mortgage Securities, Inc.
                                 Series 1997-C2

Report to Certificateholders for     Payment Date:
Payment Details
Principal Detail
------------------------------------------------------------------------------------------------------
           Beginning      Principal     Realized       Appraisal      Reimbrs Add Trust     Ending
  Class     Balance     Distribution     Losses     Reduction Amts    Exp/Realzd Losses    Balance
------------------------------------------------------------------------------------------------------














------------------------------------------------------------------------------------------------------
     Totals:
            ------------------------------------------------------------------------------------------

Interest Detail
------------------------------------------------------------------------------------------------------------------------------------
                  Accrued            Excess Prepaymt         Distributable       Current Unpaid      Payment to       Class Interest
  Class    Certificate Interest    Interest Shortfalls    Certifcate Interest       Interest       Unpaid Interest     Dist Amount
------------------------------------------------------------------------------------------------------------------------------------














------------------------------------------------------------------------------------------------------------------------------------
     Totals:
            ------------------------------------------------------------------------------------------------------------------------


---------------------------------------
    Prepymt Prems/    Ending Balance
          YMC         Unpaid Interest
---------------------------------------















---------------------------------------

---------------------------------------

[LOGO]                                 GMAC Commercial Mortgage Corporation as Master Servicer
                                      GMAC Commercial Mortgage Corporation as Special Servicer
                                           State Street Bank and Trust Company as Trustee
                                              GMAC Commercial Mortgage Securities, Inc.
                                                           Series 1997-C2

Report to Certificateholders for    Payment Date:

Additional Reporting Information
Mortgage Loan Activity for related Payment Date:
------------------------------------------------------------------------------------------------------------------------------------
# of Mortgage   Weighted Average Re-   Weighted Average Beginning Agg Stated  Ending Agg Stated    Ending Unpaid       Available
  Loans Outs  maining Term to Maturity   Mortgage Rate   Principal Balance    Principal Balance  Principal Balance  Distribution Amt
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Current      Current Additional                         Principal
Realized Losses    Trust Fund Exp        # of Payoffs      Prepayments                         P&I Advance & Fee Information:
----------------------------------------------------------------------                         -------------------------------------
                                                                                               Advances:
----------------------------------------------------------------------                         -  Current P&I
                                                                                               -  Outstanding P&I
Appraisal Reduction Information:                                                               -  Servicing
----------------------------------------------------------------------------------------       -  Nonrecoverable P&I
 Loan #  SPB of Apr Red Loan  All Unpd Int & Fees  Appraised Value  P&I Advance on Loan        Interest on:
----------------------------------------------------------------------------------------       -  P&I Advances
                                                                                               -  Servicing Advances
----------------------------------------------------------------------------------------       Servicing Compensation:
                                                                                               -  to Master Servicer
Aggregate Delinquency information for related Payment Date:                                    -  to Special Servicer
                  ----------------------------------------------------------------------       -------------------------------------
                       One Month      Two Months       3 Months +       Foreclosures
                  ----------------------------------------------------------------------
----------------------------------------------------------------------------------------       Loan Prepayment Information:
   # of Loans                                                                                  -------------------------------------
----------------------------------------------------------------------------------------       Loan #          Amount of Prepayment
----------------------------------------------------------------------------------------       -------------------------------------
Agg Prin Balance
----------------------------------------------------------------------------------------       -------------------------------------

                                                                                               -------------------------------------
REO Property with Final Recovery Determination:
----------------------------------------------------------------------------------------       -------------------------------------
Mortgage          Basis for Final       All Proceeds   Portion Proceeds     Amount of
 Loan #       Recovery Determination      Received     to Certificates    Realized Loss        -------------------------------------
----------------------------------------------------------------------------------------
                                                                                               -------------------------------------
----------------------------------------------------------------------------------------
                                                                                               Total                   0.00
----------------------------------------------------------------------------------------       -------------------------------------




Liquidated Mortgage Loans: (other than Prepayments in full)
----------------------------------------------------------------------------------------
  Loan           Nature of        Liquidation     Portion of Proceeds       Amount of
   #         Liquidation Event     Proceeds     Payable to Certificates   Realized Loss
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

                                                     State Street Corporate Trust
GMAC Commercial Mortgage Securities, Inc.            Web: corporatetrust.statestreet.com
Series 1997-C2                                       Payment Date:
                                                     Report

Distribution of Current Scheduled Principal Balances
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
    Current                                                      Weighted Averages
  Scheduled           # of       Aggregate      % Tot ----------------------------------
  Principal            Mtg      Sched Prin      Sched                  Mnths        Mort
    Balance          Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
<$1,000,000.00
 $1,000,000.00+
 $2,000,000.00+
 $3,000,000.00+
 $4,000,000.00+
 $5,000,000.00+
 $6,000,000.00+
 $7,000,000.00+
 $8,000,000.00+
$10,000,000.00+
$15,000,000.00+
$20,000,000.00+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Current Mortgage Interest Rates
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
    Current                                                      Weighted Averages
   Mortgage           # of       Aggregate      % Tot ----------------------------------
   Interest            Mtg      Sched Prin      Sched                  Mnths        Mort
       Rate          Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
  <8.000%
   8.000%+
   8.250%+
   8.500%+
   8.750%+
   9.000%+
   9.250%+
   9.500%+
  10.000%+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Remaining Stated Term (Balloon Loans Only)
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
  Remaining                                                      Weighted Averages
     Stated           # of       Aggregate      % Tot ----------------------------------
       Term            Mtg      Sched Prin      Sched                  Mnths        Mort
   (Months)          Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
       <13
     13-24
     25-36
     37-48
     49-60
     61-72
       73+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Remaining Stated Term (Fully Amortizing Loans Only)
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
  Remaining                                                      Weighted Averages
     Stated           # of       Aggregate      % Tot ----------------------------------
       Term            Mtg      Sched Prin      Sched                  Mnths        Mort
   (Months)          Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
        <13
      13-24
      25-36
      37-60
     61-120
    121-180
    181-240
       241+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------

                                                     State Street Corporate Trust
GMAC Commercial Mortgage Securities, Inc.            Web: corporatetrust.statestreet.com
Series 1997-C2                                       Payment Date:
                                                     Report
Distribution by State
----------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------
                                                                 Weighted Averages
                      # of       Aggregate      % Tot ----------------------------------
                       Mtg      Sched Prin      Sched                  Mnths        Mort
    States           Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
Texas
Florida
California
Pennsylvainia
Maryland
Arizona
Goergia
New Jersey
Illinois
Massachusetts
Other
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Property Type
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
                                                                 Weighted Averages
                      # of       Aggregate      % Tot ----------------------------------
   Property            Mtg      Sched Prin      Sched                  Mnths        Mort
      Types          Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
Multifamily
Retail
Hotel
Office
Industrial
Self-Storage
Health Care
Mobile Home Park
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Seasoning
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
                                                                 Weighted Averages
                      # of       Aggregate      % Tot ----------------------------------
  Seasoning            Mtg      Sched Prin      Sched                  Mnths        Mort
   (months)          Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
       <13
     13-24
     25-36
     37-48
     49-60
     61-72
       73+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Most Recent Debt Service Coverage Ratio
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
                                                                 Weighted Averages
                      # of       Aggregate      % Tot ----------------------------------
                       Mtg      Sched Prin      Sched                  Mnths        Mort
       DSCR          Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
           0
       <1.01
1.01 - 1.109
  1.11-1.209
  1.21-1.309
  1.31-1.409
  1.41-1.509
  1.51-2.009
       2.01+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------

                                                     State Street Corporate Trust
GMAC Commercial Mortgage Securities, Inc.            Web: corporatetrust.statestreet.com
Series 1997-C2                                       Payment Date:
                                                     Report
Distribution of Loan to Value Ratio
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
                                                                 Weighted Averages
       Most           # of       Aggregate      % Tot ----------------------------------
     Recent            Mtg      Sched Prin      Sched                  Mnths        Mort
        LTV          Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
          0
     <50.00
     50.00+
     60.00+
     70.00+
     80.00+
     90.00+
    100.00+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Amortization Type
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
                                                                 Weighted Averages
                      # of       Aggregate      % Tot ----------------------------------
Amortization           Mtg      Sched Prin      Sched                  Mnths        Mort
        Type         Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
Amortizing Balloon
Fully Amortizing
Other



----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Remaining Amortization Term
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
                                                                 Weighted Averages
    Original          # of       Aggregate      % Tot ----------------------------------
Amortization           Mtg      Sched Prin      Sched                  Mnths        Mort
        Term         Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
0+
120+
240+
270+
300+
330+
370+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------


Distribution of Original Term to Stated Maturity
----------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------
                                                                 Weighted Averages
    Original          # of       Aggregate      % Tot ----------------------------------
     Term to           Mtg      Sched Prin      Sched                  Mnths        Mort
    Maturity         Loans         Balance        Bal       DSCR      to Mat        Rate
----------------------------------------------------------------------------------------
          0+
         72+
         89+
        109+
        121+
        241+
        275+
----------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------

                                   EXHIBIT H

                         Form of Master Servicer Report

                   GMAC Commercial Mortgage Securities, Inc.
                                 Series 1997-C2

                         DELINQUENT LOAN STATUS REPORT
                                 as of ________


====================================================================================================================================
Prospectus      Short Name        Property     City     State     Sq Ft or    Paid   Scheduled     Total P&I    Total Expenses
    ID            (When             Type                           Units      Thru     Loan        Advances        To Date
               Appropriate)                                                   Date    Balance      To Date
====================================================================================================================================
90 + DAYS DELINQUENT




60 DAYS DELINQUENT




30 DAYS DELINQUENT



Current & at Special Servicer


FCL - Foreclosure
LTM - Latest 12 Months either Last Annual or Trailing 12 months

====================================================================================================================================
Prospectus   Other Advances    Total      Current     Current   Maturity  LTM NOI   LTM NOI   LTM DSCR   ***Cap         Value
    ID         (Taxes &       Exposure    Monthly    Interest     Date      Date                           Rate       using NOI
                Escrow)                     P&I        Rate                                              Assigned      & Cap
                                                                                                                        Rate
====================================================================================================================================

90 + DAYS DELINQUENT




60 DAYS DELINQUENT




30 DAYS DELINQUENT



Current & at Special Servicer


FCL - Foreclosure
LTM - Latest 12 Months either Last Annual or Trailing 12 months
====================================================================================================================================

* Workout Strategy should match the CSSA Loan file using abreviated words in place of a code number such as (FCL - In Foreclosure, MOD - Modification, DPO - Discount Payoff, NS - Note Sale, BK - Bankrupcy, PP - Payment Plan, TBD - To Be Determined etc...)

     It is possible to combine the status codes if the loan is going in more than one direction. (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO)

**   App - Appraisal, BPO - Broker opinion, Int. - Internal Value

*** How to determine the cap rate is agreed upon by Underwriter and servicers - to be provided by a third party.

                   GMAC Commercial Mortgage Securities, Inc.
                                 Series 1997-C2

                         DELINQUENT LOAN STATUS REPORT
                                 as of ________


================================================================================================================================
Prospectus      Short Name        Property     City     State     Valuation  Appraisal   Loss using    Estimated     Total
    ID            (When             Type                            Date      BPO or      90% Appr.     Recovery   Appraisal
               Appropriate)                                                  Internal    or BPO (f)        %       Reduction
                                                                              Value**                              Realized
================================================================================================================================

90 + DAYS DELINQUENT




60 DAYS DELINQUENT




30 DAYS DELINQUENT



Current & at Special Servicer



FCL - Foreclosure
LTM - Latest 12 Months either Last Annual or Trailing 12 months

====================================================================================================================================
Prospectus                                FCL      Expected
    ID         Transfer     Resolution   Start     FCL Sale     Workout        Comments
                 Date          Date       Date       Date       Strategy
====================================================================================================================================

90 + DAYS DELINQUENT




60 DAYS DELINQUENT




30 DAYS DELINQUENT



Current & at Special Servicer



FCL - Foreclosure
LTM - Latest 12 Months either Last Annual or Trailing 12 months
====================================================================================================================================

* Workout Strategy should match the CSSA Loan file using abreviated words in place of a code number such as (FCL - In Foreclosure, MOD - Modification, DPO - Discount Payoff, NS - Note Sale, BK - Bankrupcy, PP - Payment Plan, TBD - To Be Determined etc...)

     It is possible to combine the status codes if the loan is going in more than one direction. (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO)

**   App - Appraisal, BPO - Broker opinion, Int. - Internal Value
*** How to determine the cap rate is agreed upon by Underwriter and servicers - to be provided by a third party.

                                            State Street Corporate Trust
                                            Web: corporatetrust.statestreet.com
                                            Payment Date:
                                            Report ID


GMAC Commercial Mortgage Corporation as Master Servicer
GMAC Commercial Mortgage Corporation as Special Servicer
State Street Bank and Trust Company as Trustee
GMAC Commercial Mortgage Securities, Inc.
Series 1997-C2

Loan Level Detail
====================================================================================================================================
   Offer  Property  Transfer         Maturity   Neg Am         Beg    Note   Sched    Prepay/   Prepay  Paid Thru   Prepmt   Loan
Control#    Type      Date    State    Date     (Y/N)    Sched Bal    Rate     P&I    Liquid     Date     Date     Premium  Status
====================================================================================================================================




====================================================================================================================================
totals
====================================================================================================================================
If state field is blank loan has properties in multiple states.
====================================================================================================================================

Loan Status:

A= Payment not rec'd. but still in grace period, B= Late payment, but less than 1 mo., 0= Current, 1= 1 mo. delinquent, 2= 2 mo. delinquent, 3= Three or more mo. delinquent
4=   Assumed scheduled  payment  (performing  matured balloon),  7= Foreclosure,
     9=REO

                    GMAC Commercial Mortgage Securities, Inc.
                                 Series 1997-C2

                       HISTORICAL LOAN MODIFICATION REPORT
                                 as of ________


====================================================================================================================================
                                                             Balance
                                                              When       Balance at the
                                      Mod /                  Sent to     Effective Date                #. Mths
Prospectus                         Extension       Effect    Special          of            Old        for rate   New
    ID         City     State         Flag          Date     Servicer    Rehabilitation     Rate       Change     Rate    Old P&I
====================================================================================================================================
THIS REPORT IS HISTORICAL
Information is as of modification. Each line should not change in the future. Only new modifications should be added.



Total For All Loans:

Total For Loans in Current Month:
                                        # of Loans         $ Balance

Modifications:
Maturity Date Extentions:
====================================================================================================================================
Total:
====================================================================================================================================
====================================================================================================================================
                                                                                        (2)Est.
                                                                                        Future
                                                             Total #                    Interest
                                                              Mths           (1)        Loss to
                                                              for          Realized     Trust $
Prospectus             New          Old         New          Change        Loss to      (Rate
    ID                 P&I        Maturity    Maturity       of Mod        Trust $     Reduction)           COMMENT
====================================================================================================================================
THIS REPORT IS HISTORICAL
Information is as of modification. Each line should not change in the future. Only new modifications should be added.



Total For All Loans:

Total For Loans in Current Month:
                                        # of Loans         $ Balance

Modifications:
Maturity Date Extentions:
====================================================================================================================================
Total:
====================================================================================================================================

* The information in these columns is from a particular point in time and should not change on this report once assigned.

(1)  Actual principal loss taken by bonds

(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.

                    GMAC Commercial Mortgage Securities, Inc.
                                 Series 1997-C2

         HISTORICAL LOSS ESTIMATE REPORT (REO-SOLD or DISCOUNTED PAYOFF)
                                 as of ________



====================================================================================================================================
                                                                           Latest
Prospectus      Short Name    Property     City     State       %        Appraisal    Effect                    Net Amt    Scheduled
    ID            (When         Type                        Received    or Brokers   Date of                    Received    Balance
               Appropriate)                                 From Sale    Opinion       Sale     Sales Price    From Sale
====================================================================================================================================

THIS REPORT IS HISTORICAL

All information is from the liquidation date and does not need to be updated.

====================================================================================================================================
Total all Loans:

Current Month Only:
====================================================================================================================================
====================================================================================================================================
                                                                                                 Date
                                                                             Date               Minor
                                                                             Loss                Adj.   Total Loss  Loss % of
Prospectus  Total P&I   Total     Servicing                  Actual Losses  Passed  Minor Adj.  Passed    with      Scheduled
    ID      Advanced   Expenses  Fees Expense  Net Proceeds   Passed thru    thru   to Trust     thru   Adjustment   Balance
===================================================================================================================================

THIS REPORT IS HISTORICAL

All information is from the liquidation date and does not need to be updated.

====================================================================================================================================
Total all Loans:

Current Month Only:
====================================================================================================================================

                    GMAC Commercial Mortgage Securities, Inc.
                                 Series 1997-C2

                                REO STATUS REPORT
                                 as of ________


====================================================================================================================================
Prospectus      Short Name        Property     City     State     Sq Ft or    Paid   Scheduled     Total P&I    Total Expenses
    ID            (When             Type                           Units      Thru     Loan        Advances        To Date
               Appropriate)                                                   Date    Balance      To Date
====================================================================================================================================






====================================================================================================================================
Prospectus  Other Advances    Total      Current       Maturity  LTM NOI   LTM NOI    Cap       Valuation   Value        Appraisal
    ID        (Taxes &       Exposure    Monthly         Date      Date     DSC       Rate        Date     using NOI      BPO or
               Escrow)                     P&I                                        Assign                & Cap        Internal
                                                                                       ***                  Rate          Value**
====================================================================================================================================









====================================================================================================================================
Prospectus   Loss using    Estimated        Total       Transfer       REO            Pending
    ID          92%        Recovery       Appraisal       Date     Acquisition       Resolution        Comments
             Appr. or          %          Reduction                   Date             Date
               BPO(1)                     Realized
====================================================================================================================================







(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int - Internal Value

*** How to determine the cap rate is agreed upon by Underwriter and servicers - to be provided by a third party.

                   GMAC Commercial Mortgage Securities, Inc.
                                 Series 1997-C2
                              SERVICER WATCH LIST
                            as of __________________

====================================================================================================================================
    S4             S55          S61          S57         S58        P7           P8          P11        P54
------------------------------------------------------------------------------------------------------------------------------------
               Short Name                                       Scheduled
Prospectus        (When       Property                             Loan       Paid Thru    Maturity     LTM*         Comment /
    ID         Appropriate)     Type         City       State     Balance        Date        Date       DSCR    Reason on Watch List
====================================================================================================================================

List all loans on watch list and reason sorted in decending balance order.













Total:                                                           $

*LTM - Last 12 months either trailing or last annual

                                   EXHIBIT 1

                                Certain Reports

                                  GMAC Commerical Mortgage Securities, Inc.
                                                Series 1997-C2
                                     COMPARATIVE FINANCIAL STATUS REPORT
                                           as of __________________

===================================================================================================================
                                                                            Original Underwriting Information
-------------------------------------------------------------------------------------------------------------------
                                                                      Basis Year
-------------------------------------------------------------------------------------------------------------------
                                 Last
                               Property  Scheduled   Paid    Annual    Financial
Prospectus                      Inspect    Loan      Thru     Debt    Info as of     %      Total      $
    ID         City     State    Date     Balance    Date    Service     Date       Occ    Revenue    NOI    DSCR
-------------------------------------------------------------------------------------------------------------------
                                 yy/mm                                   yy/mm
-------------------------------------------------------------------------------------------------------------------
List all loans currently in deal with or with out information largest to smallest loan






Total:                                   $                   $                      WA     $          $      WA


                                                                          Received
Financial Information:                                                 Loans               Balance
                                                                         #       %         $       %
Current Full Year:
Current Full Yr. received with DSC <1:
Prior Full Year:
Prior Full Yr. received with DSC <1:
Quarterly Financials:


=============================================================================================
2nd Preceding Annual Operating Information       Preceding Annual Operating Information
---------------------------------------------------------------------------------------------
as of                Normalized              as of                            Normalized
---------------------------------------------------------------------------------------------

 Financial                                    Financial
Info as of     %     Total      $            Info as of      %      Total      $
   Date       Occ   Revenue    NOI    DSCR      Date        Occ    Revenue    NOI     DSCR
---------------------------------------------------------------------------------------------
   yy/mm                                        yy/mm
---------------------------------------------------------------------------------------------







              WA    $          $      WA                    WA     $          $       WA


   Required
     Loans          Balance
   #      %         $      %










=============================================================================================


==============================================================
 YTD or Trailing Financial Information       Net Change
--------------------------------------------------------------
           Month Reported    *Actual*        Preceding & Basis
--------------------------------------------------------------

                                                     %
 FS Start  FS End    Total      $      %      %    Total
   Date     Date    Revenue    NOI    DSC    Occ    Rev    DSC
--------------------------------------------------------------
   yy/mm    yy/mm
--------------------------------------------------------------







           WA       $          $      WA     WA    $       WA















==============================================================
(1) DSC calculated using NOI/Debt Service
(2) Net change should compare the latest
year to the underwriting year
==============================================================

                                              GMAC Commercial Mortgage Securities, Inc.
                                                           Series 1997-C2
                                                 OPERATING STATEMENT ANALYSIS REPORT

PROPERTY OVERVIEW
    Control Number                                       as of
                                       -----------             ----------
    Current Balance/Paid to Date
                                                  --------
    Property Name
                                       ---------------------------------------------------------------------------------------------
    Property Type
                                       ---------------------------------------------------------------------------------------------
    Property Address, City, State
                                       ---------------------------------------------------------------------------------------------
    Net Rentable Square Feet
                                       ----------
    Year Built/Year Renovated
                                       --------------------
    Year of Operations                 Underwriting      1993        1994        1995        YTD
                                       --------------------------------------------------------------
    Occupancy Rate *
                                       --------------------------------------------------------------
    Average Rental Rate
                                       --------------------------------------------------------------
                                       * Occupancy rates are year end or the
                                         ending date of the financial statement
                                         for the period.

INCOME:                                                                                     No. of Mos.
                                                                                            -------------
    Number of Mos. Annualized                                     Prior Year   Current Yr.
                                       ---------------------------------------------------------------------------------------------
    Period Ended                       Underwriting      1993        1994         1995       1996 YTD**    1995-Base      1995-1994
    Statement Classification             Base Line    Normalized  Normalized   Normalized    as of / /96    Variance       Variance
                                       ---------------------------------------------------------------------------------------------
    Rental Income (Category 1)
                                       ---------------------------------------------------------------------------------------------
    Rental Income (Category 2)
                                       ---------------------------------------------------------------------------------------------
    Rental Income (Category 3)
                                       ---------------------------------------------------------------------------------------------
    Pass Through/Escalations
                                       ---------------------------------------------------------------------------------------------
    Other Income

                                       ---------------------------------------------------------------------------------------------
Effective Gross Income                    $0.00         $0.00        $0.00       $0.00          $0.00          %             %
                                       ---------------------------------------------------------------------------------------------

                                       Normalized - Full year Financial statements that have been reviewed by the underwriter or
                                       Servicer
                                       ** Servicer will not be expected to "Normalize" these YTD numbers.

OPERATING EXPENSES:
                                       ---------------------------------------------------------------------------------------------
    Real Estate Taxes
                                       ---------------------------------------------------------------------------------------------
    Property Insurance
                                       ---------------------------------------------------------------------------------------------
    Utilities
                                       ---------------------------------------------------------------------------------------------
    Repairs and Maintenance
                                       ---------------------------------------------------------------------------------------------
    Management Fees
                                       ---------------------------------------------------------------------------------------------
    Payroll & Benefits Expense
                                       ---------------------------------------------------------------------------------------------
    Advertising & Marketing
                                       ---------------------------------------------------------------------------------------------
    Professional Fees
                                       ---------------------------------------------------------------------------------------------
    Other Expenses
                                       ---------------------------------------------------------------------------------------------
    Ground Rent
                                       ---------------------------------------------------------------------------------------------
 Total Operating Expenses                 $0.00         $0.00        $0.00       $0.00          $0.00          %             %
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
 Operating Expense Ratio
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
 Net Operating Income                     $0.00         $0.00        $0.00       $0.00          $0.00
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
    Leasing Commissions
                                       ---------------------------------------------------------------------------------------------
    Tenant Improvements
                                       ---------------------------------------------------------------------------------------------
    Replacement Reserve
                                       ---------------------------------------------------------------------------------------------
 Total Capital Items                      $0.00         $0.00        $0.00       $0.00          $0.00                        $0.00
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
 N.O.I. After Capital Items               $0.00         $0.00        $0.00       $0.00          $0.00
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
Debt Service (per Servicer)               $0.00         $0.00        $0.00       $0.00          $0.00
                                       ---------------------------------------------------------------------------------------------
Cash Flow after debt service              $0.00         $0.00        $0.00       $0.00          $0.00
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
(1) DSCR: (NOI/Debt Service)
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
DSCR: (after reserves\Cap exp.)
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
 Source of Financial Data:
                                       ---------------------------------------------------------------------------------------------
                                       (ie. operating statements, financial statements, tax return, other)

Notes and Assumptions:
================================================================================
The years shown above will roll always showing a three year history. 1995 is the current year financials; 1994 is the prior year financials.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Rental Income need to be broken down whenever possible differently for each property type as follows: Retail: 1) Base Rent 2)Percentage rents on cashflow
Hotel: 1)Room Revenue 2)Food/Beverage Nursing Home: 1)Private 2) Medicaid 3) Medicare

Income: Comment

Expense: Comment

Capital Items: Comment

(1) Used in the Comparative Financial Status Report

                    GMAC Commercial Mortgage Securites, Inc.
                                 Series 1997-C2
                      NOI ADJUSTMENT WORKSHEET for "year"
                               as of ___________

PROPERTY OVERVIEW
     Control Number
                                       ------------------
     Current Balance/Paid to Date
                                                         ------------------
     Property Name
                                       ---------------------------------------------------------------------------------------------
     Property Type
                                       ---------------------------------------------------------------------------------------------
     Property Address, City, State
                                       ---------------------------------------------------------------------------------------------
     Net Rentable Square Feet
                                       ------------------
     Year Built/Year Renovated
                                       ------------------------------------
     Year of Operations                     Borrower     Adjustment      Normalized
                                       -------------------------------------------------
     Occupancy Rate *
                                       -------------------------------------------------
     Average Rental Rate
                                       -------------------------------------------------
                                       * Occupancy rates are year end or the ending date of the financial statement for the period.
INCOME:
     Number of Mos.Annualized               "Year"
                                       ---------------------------------------------------------------------------
     Period Ended                           Borrower                     Adjustment                     Normalized
     Statement Classification                Actual
                                       ---------------------------------------------------------------------------
     Rental Income (Category 1)
                                       ---------------------------------------------------------------------------
     Rental Income (Category 2)
                                       ---------------------------------------------------------------------------
     Rental Income (Category 3)
                                       ---------------------------------------------------------------------------
     Pass Throughs/Escalations
                                       ---------------------------------------------------------------------------
     Other Income
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
  Effective Gross Income                     $0.00                         $0.00                         $0.00
                                       ---------------------------------------------------------------------------
                                       Normalized - Full year Financial  statements that have been reviewed by the underwriter or
                                       Servicer

  OPERATING EXPENSES:
                                       ---------------------------------------------------------------------------
      Real Estate Taxes
                                       ---------------------------------------------------------------------------
      Property Insurance
                                       ---------------------------------------------------------------------------
      Utilities
                                       ---------------------------------------------------------------------------
      Repairs and Maintenance
                                       ---------------------------------------------------------------------------
      Management Fees
                                       ---------------------------------------------------------------------------
      Payroll & Benefits Expense
                                       ---------------------------------------------------------------------------
      Advertising & Marketing
                                       ---------------------------------------------------------------------------
      Professional Fees
                                       ---------------------------------------------------------------------------
      Other Expenses
                                       ---------------------------------------------------------------------------
      Ground Rent
                                       ---------------------------------------------------------------------------
   Total Operating Expenses                  $0.00                         $0.00                         $0.00
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
   Operating Expense Ratio
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
   Net Operating Income                      $0.00                         $0.00                         $0.00
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
      Leasing Commissions
                                       ---------------------------------------------------------------------------
      Tenant Improvements
                                       ---------------------------------------------------------------------------
      Replacement Reserve
                                       ---------------------------------------------------------------------------
   Total Capital Items                       $0.00                         $0.00                         $0.00
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
   N.O.I. After Capital Items                $0.00                         $0.00                         $0.00
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
Debt Service (per Servicer)                  $0.00                         $0.00                         $0.00
                                       ---------------------------------------------------------------------------
Cash Flow after debt service                 $0.00                         $0.00                         $0.00
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
(1)DSCR: (NOI/Debt Service)
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
DSCR: (after reserves\Cap exp.)
                                       ---------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------
   Source of Financial Data:
                                       ---------------------------------------------------------------------------
                                       (ie. operating statements, financial statements, tax return, other)

Notes and  Assumptions:
===============================================================================
This report should be completed by the Servicer for any "Normalization" of the Borrowers numbers.

The "Normalized" column is used in the Operating Statement Analysis Report.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Income: Comments

Expense: Comments

Capital Items: Comments

(1) Used in the Comparative Financial Status Report

                                   Schedule I

                             Mortgage Loan Schedule

====================================================================================================================================
Seller   Loan Number            Property Name                                               Property Address
====================================================================================================================================
GMAC     GMAC4010               Oxford House Apartments                                     6451 - 6461 Oxford Avenue
GMAC     GMAC4020               Colonial Park Apartments                                    220 - 260 and 291 NE 38th Street
GMAC     GMAC4030               Victorian Village Apartments                                11969 Continental Drive
GMAC     GMAC4040               Sorrento Mesa Crossroads                                    10066 Pacific Heights Boulevard
GMAC     GMAC4050               Oliver House Apartments                                     3715 Warrensville Center Road
GMAC     GMAC4060               Bank Street Court Apartments                                24 - 30 Bank Street
GMAC     GMAC4070               Washington Street Retail                                    449 - 463 Washington Street
GMAC     GMAC4080               630 Park Avenue                                             630 Park Avenue
GMAC     GMAC4090               Broadway Mesa                                               506 - 710 West Broadway Road
GMAC     GMAC4100               230 Grand Street                                            230 Grand Street
                                                                                            1900, 1920-1940, and 1921-1941 Nestor
GMAC     GMAC4110               Beyerwood Apartments                                        Place, and 2060-2080 Nestor Avenue
GMAC     GMAC4120               Sedona Apartments                                           1039 South Parker Road
GMAC     GMAC4130               Patuxent Motor Inn                                          22769 Three Notch Road
GMAC     GMAC4140               Sheraton Four Points                                        980 Hospitality Way
GMAC     GMAC4150               Triangle Village Auto Mall                                  2105 North Carolina Hwy 54
GMAC     GMAC4170               Central Park Apartments                                     390 West Crestline Drive
GMAC     GMAC4180               Laurel Park Apartments                                      511 Avenue H
GMAC     GMAC4200               1510 North Broad Street                                     1510 North Broad Street
GMAC     GMAC4210               Queen Esther Square                                         600 North Sepulveda Boulevard
GMAC     GMAC4220               Sunrise at the Pinnacle - Phase I                           Eastern side of Wrangleboro Road
GMAC     GMAC4240               Allen Center                                                150 Allen Road
GMAC     GMAC4250               Airport Plaza                                               108 - 130 North DuPont Parkway
GMAC     GMAC4260               Yeshiva Apartment Portfolio                                 Various Addresses
GMAC     GMAC4260A              Yeshiva Apartments                                          815 - 975 Forest Avenue
GMAC     GMAC4260B              NP Apartment Buildings                                      Various Addresses
GMAC     GMAC4270               Presidential Golfview Condominiums                          1860 North Congress Avenue
GMAC     GMAC4280               Port Atwater Parking                                        200 Beaubien Street
GMAC     GMAC4290               Clayton Valley Shopping Center                              5400 Ygnacio Valley Road
GMAC     GMAC4300               University Club Apartments                                  12024 Royal Wulff Lane
GMAC     GMAC4310               Green Mountain Village Retail Center                        2950 South Bear Creek Boulevard
                                                                                            28016-28026 Oakland Oaks Court and
GMAC     GMAC4320               Grand Oaks Commerce Center                                  28003-28023 Center Oaks Court
GMAC     GMAC4330               Emerald Woods Apartments                                    2 Lockhart Circle
GMAC     GMAC4340               Santa Fe Village Apartments                                 4554 - 4616 Hercules Avenue
GMAC     GMAC4350               Cambridge Manor Apartments                                  804 Stoneridge Road
GMAC     GMAC4360               Ferndale Manor Apartments                                   9984 Ferndale Street
GMAC     GMAC4370               Madison Manor Apartments                                    1875 Jenkintown Road
GMAC     GMAC4380               Northgate Plaza Shopping Center                             1000 Rohlwing Road
GMAC     GMAC4390               Hillcroft Plaza Office Building                             6065 Hillcroft Avenue
GMAC     GMAC4400               Trolley Park Apartments                                     500 - 512 Main Street
                                                                                            449 - 459 West 14th Street and 450 West
GMAC     GMAC4410               15th Street Mini Storage                                    15th Street
GMAC     GMAC4420               Meridian Towers                                             2112 New Hampshire Avenue
GMAC     GMAC4430               Brixton Square Apartments                                   4655 South Darlington Avenue


====================================================================================================================================
Seller   Loan Number       City                           State                 Zip Code      Current Rate        Interest Type
====================================================================================================================================
GMAC     GMAC4010          Philadelphia                   Pennsylvania          19111            7.94000              Fixed
GMAC     GMAC4020          Oakland Park                   Florida               33334            8.02000              Fixed
GMAC     GMAC4030          St. Louis                      Missouri              63138            8.12500              Fixed
GMAC     GMAC4040          San Diego                      California            92121            8.12500              Fixed
GMAC     GMAC4050          Shaker Heights                 Ohio                  44122            8.25000              Fixed
GMAC     GMAC4060          Philadelphia                   Pennsylvania          19147            7.89000              Fixed
GMAC     GMAC4070          Boston                         Massachusetts         2111             8.07000              Fixed
GMAC     GMAC4080          Upper Merion Township          Pennsylvania          19406            8.45000              Fixed
GMAC     GMAC4090          Mesa                           Arizona               85210            8.54000              Fixed
GMAC     GMAC4100          New York                       New York              10013            8.75000              Fixed

GMAC     GMAC4110          Philadelphia                   Pennsylvania          19115            7.99000              Fixed
GMAC     GMAC4120          Denver                         Colorado              80231            7.96000              Fixed
GMAC     GMAC4130          California                     Maryland              20619            8.65000              Fixed
GMAC     GMAC4140          Aberdeen                       Maryland              21001            8.65000              Fixed
GMAC     GMAC4150          Durham                         North Carolina        27713            8.49000              Fixed
GMAC     GMAC4170          Boise                          Idaho                 83702            7.45000              Fixed
GMAC     GMAC4180          Boise                          Idaho                 83712            7.45000              Fixed
GMAC     GMAC4200          Hillside                       New Jersey            7205             8.08000              Fixed
GMAC     GMAC4210          El Segundo                     California            90245            7.91000              Fixed
GMAC     GMAC4220          Galloway Township              New Jersey            8201             7.84000              Fixed
GMAC     GMAC4240          Bernards Township              New Jersey            7938             7.87500              Fixed
GMAC     GMAC4250          New Castle                     Delaware              19720            8.39000              Fixed
GMAC     GMAC4260          Lakewood                       New Jersey            08701            8.09000              Fixed
GMAC     GMAC4260A         Lakewood                       New Jersey            8701             0.00000
GMAC     GMAC4260B         Lakewood                       New Jersey            8701             0.00000
GMAC     GMAC4270          West Palm Beach                Florida               33401            8.12000              Fixed
GMAC     GMAC4280          Detroit                        Michigan              48226            7.75000              Fixed
GMAC     GMAC4290          Concord                        California            94521            8.85000              Fixed
GMAC     GMAC4300          Orlando                        Florida               32817            7.62500              Fixed
GMAC     GMAC4310          Lakewood                       Colorado              80228            8.05000              Fixed

GMAC     GMAC4320          Wixom                          Michigan              48393            7.26000              Fixed
GMAC     GMAC4330          Forest Hill                    Maryland              21050            8.37500              Fixed
GMAC     GMAC4340          El Paso                        Texas                 79904            9.07000              Fixed
GMAC     GMAC4350          Wallkill                       New York              10940            8.12500              Fixed
GMAC     GMAC4360          Philadelphia                   Pennsylvania          19115            8.62500              Adjustable
GMAC     GMAC4370          Jenkintown                     Pennsylvania          19046            8.98000              Fixed
GMAC     GMAC4380          Lombard                        Illinois              60148            9.37500              Fixed
GMAC     GMAC4390          Houston                        Texas                 77081            8.93000              Fixed
GMAC     GMAC4400          East Haven                     Connecticut           6512             8.00000              Fixed

GMAC     GMAC4410          New York                       New York              10011            8.68750              Adjustable
GMAC     GMAC4420          Washington                     District of Columbia  20009            8.10000              Adjustable
GMAC     GMAC4430          Tulsa                          Oklahoma              74135            7.75000              Fixed


====================================================================================================================================
Seller   Loan Number         Original Balance          Cut-off Date Balance     Remaining Term         Maturity Date       Due Date
====================================================================================================================================
GMAC     GMAC4010             3,675,000.00                3,659,236.08               116                 8/1/07               01
GMAC     GMAC4020             3,000,000.00                2,991,900.13               176                 8/1/12               01
GMAC     GMAC4030             7,200,000.00                7,185,774.72               117                 9/1/07               01
GMAC     GMAC4040             2,850,000.00                2,844,369.16               117                 9/1/07               01
GMAC     GMAC4050             8,500,000.00                8,483,627.47               117                 9/1/07               01
GMAC     GMAC4060             2,560,000.00                2,554,695.96                81                 9/1/04               01
GMAC     GMAC4070             2,750,000.00                2,744,505.83               117                 9/1/07               01
GMAC     GMAC4080             1,350,000.00                1,347,503.66                81                 9/1/04               01
GMAC     GMAC4090             4,100,000.00                4,088,075.84                81                 9/1/04               01
GMAC     GMAC4100             3,000,000.00                2,952,486.13               117                 9/1/07               01

GMAC     GMAC4110             2,500,000.00                2,494,923.78               117                 9/1/07               01
GMAC     GMAC4120             7,000,000.00                6,985,700.18               117                 9/1/07               01
GMAC     GMAC4130             3,900,000.00                3,888,860.41               117                 9/1/07               01
GMAC     GMAC4140             4,620,000.00                4,606,803.88               117                 9/1/07               01
GMAC     GMAC4150             3,075,000.00                3,069,360.26               117                 9/1/07               01
GMAC     GMAC4170             4,925,000.00                4,925,000.00               118                10/1/07               01
GMAC     GMAC4180             3,630,000.00                3,630,000.00               118                10/1/07               01
GMAC     GMAC4200             1,300,000.00                1,295,924.88               117                 9/1/07               01
GMAC     GMAC4210             7,750,000.00                7,739,373.38               118                10/1/07               01
GMAC     GMAC4220             4,500,000.00                4,493,741.88               118                10/1/07               01
GMAC     GMAC4240            24,000,000.00               23,966,858.31               118                10/1/07               01
GMAC     GMAC4250             7,700,000.00                7,690,424.09                82                10/1/04               01
GMAC     GMAC4260             6,225,000.00                6,216,770.08               119               10/31/07               01
GMAC     GMAC4260A                      -                           -                  0                                      00
GMAC     GMAC4260B                      -                           -                  0                                      00
GMAC     GMAC4270             5,600,000.00                5,592,641.37               118                10/1/07               01
GMAC     GMAC4280             8,000,000.00                7,988,670.91                82                10/1/04               01
GMAC     GMAC4290            10,125,000.00               10,029,274.24               110                 2/1/07               01
GMAC     GMAC4300            17,000,000.00               16,975,313.60               118                10/1/07               01
GMAC     GMAC4310             1,300,000.00                1,298,267.29               118                10/1/07               01

GMAC     GMAC4320             1,500,000.00                1,490,719.21               118                10/1/07               01
GMAC     GMAC4330             3,525,000.00                3,510,856.09               113                 5/1/07               01
GMAC     GMAC4340             2,250,000.00                2,238,368.38               113                 5/1/07               01
GMAC     GMAC4350             2,000,000.00                1,948,902.41                97                 1/1/06               01
GMAC     GMAC4360               525,000.00                  504,807.76               263                11/1/19               01
GMAC     GMAC4370             2,040,000.00                2,009,090.99               104                 8/1/06               01
GMAC     GMAC4380             7,000,000.00                6,731,399.50                75                 3/1/04               01
GMAC     GMAC4390             1,150,000.00                1,142,722.00                73                 1/1/04               01
GMAC     GMAC4400             3,970,000.00                3,961,623.30               118                10/1/07               01

GMAC     GMAC4410             6,500,000.00                6,486,923.41                75                 3/1/04               01
GMAC     GMAC4420             4,200,000.00                4,194,424.32                81                 9/1/04               01
GMAC     GMAC4430             1,140,000.00                1,138,385.60               118                10/1/07               01

====================================================================================================================================
Seller   Loan Number   Monthly Payment          Index                 Margin       Next Rate Adjustment    Rate Adjustment Frequency
====================================================================================================================================
GMAC     GMAC4010        28,218.33          Not Applicable               -                                       Not Applicable
GMAC     GMAC4020        22,054.78          Not Applicable               -                                       Not Applicable
GMAC     GMAC4030        53,459.80          Not Applicable               -                                       Not Applicable
GMAC     GMAC4040        21,161.17          Not Applicable               -                                       Not Applicable
GMAC     GMAC4050        63,857.66          Not Applicable               -                                       Not Applicable
GMAC     GMAC4060        18,588.44          Not Applicable               -                                       Not Applicable
GMAC     GMAC4070        20,312.88          Not Applicable               -                                       Not Applicable
GMAC     GMAC4080        10,332.53          Not Applicable               -                                       Not Applicable
GMAC     GMAC4090        33,124.90          Not Applicable               -                                       Not Applicable
GMAC     GMAC4100        37,598.03          Not Applicable               -                                       Not Applicable

GMAC     GMAC4110        18,326.69          Not Applicable               -                                       Not Applicable
GMAC     GMAC4120        51,168.46          Not Applicable               -                                       Not Applicable
GMAC     GMAC4130        31,799.06          Not Applicable               -                                       Not Applicable
GMAC     GMAC4140        37,669.65          Not Applicable               -                                       Not Applicable
GMAC     GMAC4150        23,622.30          Not Applicable               -                                       Not Applicable
GMAC     GMAC4170        34,267.75          Not Applicable               -                                       Not Applicable
GMAC     GMAC4180        25,257.25          Not Applicable               -                                       Not Applicable
GMAC     GMAC4200        10,102.60          Not Applicable               -                                       Not Applicable
GMAC     GMAC4210        56,381.27          Not Applicable               -                                       Not Applicable
GMAC     GMAC4220        32,518.87          Not Applicable               -                                       Not Applicable
GMAC     GMAC4240       174,016.65          Not Applicable               -                                       Not Applicable
GMAC     GMAC4250        58,607.11          Not Applicable               -                                       Not Applicable
GMAC     GMAC4260        46,068.01          Not Applicable               -                                       Not Applicable
GMAC     GMAC4260A              -           Not Applicable               -                                       Not Applicable
GMAC     GMAC4260B              -           Not Applicable               -                                       Not Applicable
GMAC     GMAC4270        41,560.24          Not Applicable               -                                       Not Applicable
GMAC     GMAC4280        57,312.98          Not Applicable               -                                       Not Applicable
GMAC     GMAC4290        83,931.04          Not Applicable               -                                       Not Applicable
GMAC     GMAC4300       120,324.94          Not Applicable               -                                       Not Applicable
GMAC     GMAC4310         9,584.29          Not Applicable               -                                       Not Applicable

GMAC     GMAC4320        13,701.40          Not Applicable               -                                       Not Applicable
GMAC     GMAC4330        26,792.55          Not Applicable               -                                       Not Applicable
GMAC     GMAC4340        18,630.61          Not Applicable               -                                       Not Applicable
GMAC     GMAC4350        15,602.30          Not Applicable               -                                       Not Applicable
GMAC     GMAC4360         4,278.91          One Year Treasury         3.000                                      Annually
GMAC     GMAC4370        17,091.68          Not Applicable               -                                       Not Applicable
GMAC     GMAC4380        70,513.07          Not Applicable               -                                       Not Applicable
GMAC     GMAC4390         9,195.30          Not Applicable               -                                       Not Applicable
GMAC     GMAC4400        30,641.10          Not Applicable               -                                       Not Applicable

GMAC     GMAC4410        53,440.62          One Month LIBOR           3.000                                      Monthly
GMAC     GMAC4420        31,455.88          One Month LIBOR           2.100                                      Monthly
GMAC     GMAC4430         8,167.10          Not Applicable               -                                       Not Applicable


=====================================================================================================================
Seller   Loan Number       Rate Cap       Rate Floor       ARD Loan      Defeasance Loan         Master Servicing Fee
=====================================================================================================================
GMAC     GMAC4010             -                 -             No              NAP                       0.0200
GMAC     GMAC4020             -                 -             No              NAP                       0.0200
GMAC     GMAC4030             -                 -             No              NAP                       0.0200
GMAC     GMAC4040             -                 -             No              NAP                       0.0200
GMAC     GMAC4050             -                 -             No              NAP                       0.0200
GMAC     GMAC4060             -                 -             No              NAP                       0.0200
GMAC     GMAC4070             -                 -             No              NAP                       0.0200
GMAC     GMAC4080             -                 -             No              NAP                       0.0200
GMAC     GMAC4090             -                 -             No              NAP                       0.0200
GMAC     GMAC4100             -                 -             No              NAP                       0.0200

GMAC     GMAC4110             -                 -             No              NAP                       0.0200
GMAC     GMAC4120             -                 -             No              NAP                       0.0200
GMAC     GMAC4130             -                 -             No              NAP                       0.0200
GMAC     GMAC4140             -                 -             No              NAP                       0.0200
GMAC     GMAC4150             -                 -             No              NAP                       0.0200
GMAC     GMAC4170             -                 -             No              NAP                       0.0200
GMAC     GMAC4180             -                 -             No              NAP                       0.0200
GMAC     GMAC4200             -                 -             No              NAP                       0.0200
GMAC     GMAC4210             -                 -             No              NAP                       0.0200
GMAC     GMAC4220             -                 -             No              NAP                       0.0200
GMAC     GMAC4240             -                 -             No              NAP                       0.0200
GMAC     GMAC4250             -                 -             No              NAP                       0.0200
GMAC     GMAC4260             -                 -             No              NAP                       0.0200
GMAC     GMAC4260A            -                 -             No              No                        0.0200
GMAC     GMAC4260B            -                 -             No              No                        0.0200
GMAC     GMAC4270             -                 -             No              NAP                       0.0200
GMAC     GMAC4280             -                 -             No              NAP                       0.0200
GMAC     GMAC4290             -                 -             No              NAP                       0.0200
GMAC     GMAC4300             -                 -             No              NAP                       0.0200
GMAC     GMAC4310             -                 -             No              NAP                       0.0200

GMAC     GMAC4320             -                 -             No              NAP                       0.0200
GMAC     GMAC4330             -                 -             No              NAP                       0.0200
GMAC     GMAC4340             -                 -             No              NAP                       0.0200
GMAC     GMAC4350             -                 -             No              NAP                       0.0200
GMAC     GMAC4360         11.250             7.250            No              NAP                       0.0200
GMAC     GMAC4370             -                 -             No              NAP                       0.0200
GMAC     GMAC4380             -                 -             No              NAP                       0.0200
GMAC     GMAC4390             -                 -             No              NAP                       0.0200
GMAC     GMAC4400             -                 -             No              NAP                       0.0200

GMAC     GMAC4410         11.438             5.688            No              NAP                       0.0200
GMAC     GMAC4420             -                 -             No              NAP                       0.0200
GMAC     GMAC4430             -                 -             No              NAP                       0.0200

====================================================================================================================================
Seller   Loan Number            Property Name                                               Property Address
====================================================================================================================================
GMAC     GMAC4440               Pacific Plaza                                               5900 - 5994 Pacific Boulevard
GMAC     GMAC4450               Pine View Apartments                                        4801 North Pine Hills Road
GMAC     GMAC4460               Longwood Apartments I                                       1524 Clearlake Road
GMAC     GMAC4470               Heatherwood Apartments II                                   1005 North Hoagland Boulevard
GMAC     GMAC4480               Palms To Pines - Coast Savings                              72-605 Highway 111
GMAC     GMAC4490               Palms to Pines - In Line Shops                              72 - 608 and 72 - 624 El Paso
GMAC     GMAC4500               Redwood Road Office                                         6243 South Redwood Road
GMAC     GMAC4510               TRW Warehouse                                               2410 - 2420 Santa Fe Avenue
GMAC     GMAC4515               TRW Warehouse                                               2410 - 2420 Santa Fe Avenue
GMAC     GMAC4520               One Westside Plaza                                          11250 West Olympic Boulevard
GMAC     GMAC4530               Cambridge Square Office Building                            10176 Corporate Square Drive
GMAC     GMAC4540               Monterey Beach Hotel                                        2600 Sand Dunes Drive
GMAC     GMAC4550               Amber Grove Apartments                                      4009 - 4031 Marconi Avenue
GMAC     GMAC4560               Briarwest Shopping Center                                   6415 San Felipe
GMAC     GMAC4580               Viacon Building                                             20401 NW 2nd Avenue
GMAC     GMAC4590               Bunker Hill Towers Apartments                               222 and 234 South Figueroa Street
GMAC     GMAC4600               Tivoli Apartments (formerly Maple Hills Apartments)         1483 West Maple Road
GMAC     GMAC4610               Montreux on the Plaza Apartments                            4515 Walnut Street
                                                                                            5815, 5825, 5835, 5845 and 5855 Live
GMAC     GMAC4620               Oakbrook Corporate Center                                   Oak Parkway
GMAC     GMAC4630               11211 Katy Freeway                                          11211 Katy Freeway
GMAC     GMAC4640               1110 Nasa Road One                                          1110 Nasa Road One
GMAC     GMAC4650               Federal Way Center                                          2505 South 320th Street
GMAC     GMAC4660               Caldor Distribution Center                                  1111 Southampton Street
GMAC     GMAC4670               Marketplace Shopping Center                                 2705 Market Street
GMAC     GMAC4680               The Brewster Apartments                                     17 - 25 West 86th Street
                                                                                            5944-5995 Pacific Ctr Blvd, 5940-5960
                                Mira Mesa Dist. Center and                                  Pacific Mesa Ct, 10151-10211 Pacific
GMAC     GMAC4690               Sorrento View Business Park                                 Mesa Blvd.
GMAC     GMAC4700               Sun Prairie Apartments                                      5901 Vista Drive
GMAC     GMAC4710               Hauppauge Shopping Center                                   586 Veterans Memorial Highway
GMAC     GMAC4720               Deer Shore Shopping Center                                  Deer Park Avenue and Bayshore Road
GMAC     GMAC4730               Koll Building                                               4343 Von Karman Avenue
GMAC     GMAC4740               Pamida Home Value Center                                    East Highway 30 at 1st Street
GMAC     GMAC4750               West End Self Storage                                       9120 West Broad Street
GMAC     GMAC4760               Crystal Court Apartments I                                  1969 Crystal Grove Drive
GMAC     GMAC4770               Crystal Court Apartments II                                 1969 Crystal Grove Drive
GMAC     GMAC4780               Longwood Apartments II                                      1524 Clearlake Road
GMAC     GMAC4790               La Crosse Apartments                                        100 Crossroads Boulevard
GMAC     GMAC4800               Country Villa Nursing Center                                340 South Alvarado Street
GMAC     GMAC4810               Washoe Progressive Care Center                              1835 Oddie Boulevard
GMAC     GMAC4820               Walnut Hills Convalescent Center                            3509 Rogge Lane
GMAC     GMAC4830               Quality Care of Waco                                        2501 Maple Avenue
GMAC     GMAC4840               The Columbus Apartments                                     1136 North Columbus Avenue
                                                                                            37 Apple Ridge Road, 4 Old Newton
                                                                                            Road, 3 - 22 Commerce Drive, 5 - 14
GMAC     GMAC4850               Commerce Park                                               Finance Drive


====================================================================================================================================
Seller   Loan Number       City                           State                 Zip Code      Current Rate        Interest Type
====================================================================================================================================
GMAC     GMAC4440          Huntington Park                California            90255            7.66000              Fixed
GMAC     GMAC4450          Orlando                        Florida               32808            7.75000              Fixed
GMAC     GMAC4460          Cocoa                          Florida               32922            7.75000              Fixed
GMAC     GMAC4470          Kissimmee                      Florida               34741            7.75000              Fixed
GMAC     GMAC4480          Palm Desert                    California            92260            7.87500              Fixed
GMAC     GMAC4490          Palm Desert                    California            92260            8.12500              Fixed
GMAC     GMAC4500          Taylorsville                   Utah                  84123            8.26000              Fixed
GMAC     GMAC4510          Redondo Beach                  California            90278            7.89000              Fixed
GMAC     GMAC4515          Redondo Beach                  California            90278            7.19000              Fixed
GMAC     GMAC4520          Los Angeles                    California            90064            7.35000              Fixed
GMAC     GMAC4530          Creve Couer                    Missouri              63132            7.65000              Fixed
GMAC     GMAC4540          Monterey                       California            93940            8.12500              Fixed
GMAC     GMAC4550          Sacramento                     California            95821            7.62500              Fixed
GMAC     GMAC4560          Houston                        Texas                 77057            8.71875              Adjustable
GMAC     GMAC4580          Miami                          Florida               33169            8.12500              Fixed
GMAC     GMAC4590          Los Angeles                    California            90012            7.39000              Fixed
GMAC     GMAC4600          Walled Lake                    Michigan              48390            7.59000              Fixed
GMAC     GMAC4610          Kansas City                    Missouri              64111            7.62500              Fixed

GMAC     GMAC4620          Norcross                       Georgia               30093            8.25000              Fixed
GMAC     GMAC4630          Houston                        Texas                 77079            7.90000              Fixed
GMAC     GMAC4640          Clear Lake                     Texas                 77058            7.90000              Fixed
GMAC     GMAC4650          Federal Way                    Washington            98003            8.15000              Fixed
GMAC     GMAC4660          Westfield                      Massachusetts         1085             7.67000              Fixed
GMAC     GMAC4670          Christiansburg                 Virginia              24073            7.59000              Fixed
GMAC     GMAC4680          New York                       New York              10024            7.02000              Fixed


GMAC     GMAC4690          San Diego                      California            92121            7.41000              Fixed
GMAC     GMAC4700          West Des Moines                Iowa                  50266            7.34000              Fixed
GMAC     GMAC4710          Hauppauge                      New York              11788            7.91000              Fixed
GMAC     GMAC4720          North Babylon                  New York              11729            7.91000              Fixed
GMAC     GMAC4730          Newport Beach                  California            92660            7.54000              Fixed
GMAC     GMAC4740          Blair                          Nebraska              68008            7.99000              Fixed
GMAC     GMAC4750          Richmond                       Virginia              23228            8.28000              Fixed
GMAC     GMAC4760          Lakeland                       Florida               33801            7.50000              Fixed
GMAC     GMAC4770          Lakeland                       Florida               33801            7.50000              Fixed
GMAC     GMAC4780          Cocoa                          Florida               32922            7.50000              Fixed
GMAC     GMAC4790          Bossier City                   Louisiana             71111            7.27000              Fixed
GMAC     GMAC4800          Los Angeles                    California            90057            8.83000              Fixed
GMAC     GMAC4810          Sparks                         Nevada                89431            8.84000              Fixed
GMAC     GMAC4820          Austin                         Texas                 78723            8.53000              Fixed
GMAC     GMAC4830          Waco                           Texas                 76707            8.53000              Fixed
GMAC     GMAC4840          Glendale                       California            91202            7.30000              Fixed


GMAC     GMAC4850          Danbury                        Connecticut           6810             8.10000              Fixed


====================================================================================================================================
Seller   Loan Number         Original Balance          Cut-off Date Balance     Remaining Term         Maturity Date       Due Date
====================================================================================================================================
GMAC     GMAC4440             13,100,000.00               13,081,110.09              119                 11/1/07              01
GMAC     GMAC4450              1,620,000.00               1,618,856.62                83                 11/1/04              01
GMAC     GMAC4460              1,037,000.00               1,036,268.10                83                 11/1/04              01
GMAC     GMAC4470                710,000.00                 709,498.89                83                 11/1/04              01
GMAC     GMAC4480              2,800,000.00               2,798,073.06               143                 11/1/09              01
GMAC     GMAC4490              2,500,000.00               2,498,364.65               119                 11/1/07              01
GMAC     GMAC4500              2,200,000.00               2,198,600.00               131                 11/1/08              01
GMAC     GMAC4510              6,030,000.00               6,025,862.77               155                 11/1/10              01
GMAC     GMAC4515              3,000,000.00               2,982,847.98               119                 11/1/07              01
GMAC     GMAC4520             27,450,000.00              27,424,139.09               179                 11/1/12              01
GMAC     GMAC4530              3,500,000.00               3,497,479.50               119                 11/1/07              01
GMAC     GMAC4540             17,250,000.00              17,232,227.02               119                 11/1/07              01
GMAC     GMAC4550              2,400,000.00               2,398,262.95               119                 11/1/07              01
GMAC     GMAC4560              1,700,000.00               1,698,325.08                83                 11/1/04              01
GMAC     GMAC4580              2,437,500.00               2,435,905.54               119                 11/1/07              01
GMAC     GMAC4590             18,500,000.00              18,485,965.09               119                 11/1/07              01
GMAC     GMAC4600              2,400,000.00               2,398,250.70               119                 11/1/07              01
GMAC     GMAC4610              5,100,000.00               5,096,308.77               119                 11/1/07              01

GMAC     GMAC4620              2,100,000.00               2,098,660.90               119                 11/1/07              01
GMAC     GMAC4630              1,750,000.00               1,748,801.74                83                10/31/04              01
GMAC     GMAC4640              2,000,000.00               1,998,630.56                83                10/31/04              01
GMAC     GMAC4650              6,200,000.00               6,195,964.95               120                11/24/07              01
GMAC     GMAC4660             17,500,000.00              17,487,448.08               119                 11/1/07              01
GMAC     GMAC4670              7,700,000.00               7,694,387.66               119                 11/1/07              01
GMAC     GMAC4680             13,000,000.00              13,000,000.00               120                 12/1/07              01


GMAC     GMAC4690              8,650,000.00               8,643,463.88               119                10/31/07              01
GMAC     GMAC4700             11,600,000.00              11,591,111.53               119                 11/1/07              01
GMAC     GMAC4710              3,575,000.00               3,572,088.29               143                 11/1/09              01
GMAC     GMAC4720              5,625,000.00               5,620,418.64               143                 11/1/09              01
GMAC     GMAC4730              7,550,000.00               7,544,441.53               131                 11/1/08              01
GMAC     GMAC4740              1,390,000.00               1,389,065.44               119                 11/1/07              01
GMAC     GMAC4750              1,375,000.00               1,373,618.73               119                 11/1/07              01
GMAC     GMAC4760              1,222,000.00               1,221,093.10                83                 11/1/04              01
GMAC     GMAC4770              1,494,000.00               1,492,891.24                83                 11/1/04              01
GMAC     GMAC4780                711,000.00                 710,472.33                83                 11/1/04              01
GMAC     GMAC4790              6,100,000.00               6,095,260.30               119                 11/1/07              01
GMAC     GMAC4800              4,100,000.00               4,093,461.65               118                  9/2/07              01
GMAC     GMAC4810              3,938,000.00               3,884,426.80               175                  7/1/12              01
GMAC     GMAC4820              2,000,000.00               1,998,071.67               119                 11/1/07              01
GMAC     GMAC4830              5,700,000.00               5,694,504.26               119                 11/1/07              01
GMAC     GMAC4840              4,540,000.00               4,540,000.00               120                 12/1/07              01


GMAC     GMAC4850             23,000,000.00              23,000,000.00               120                 12/1/07              01

====================================================================================================================================
Seller   Loan Number   Monthly Payment          Index                 Margin       Next Rate Adjustment    Rate Adjustment Frequency
====================================================================================================================================
GMAC     GMAC4440         93,036.57         Not Applicable               -                                       Not Applicable
GMAC     GMAC4450         11,605.88         Not Applicable               -                                       Not Applicable
GMAC     GMAC4460          7,429.19         Not Applicable               -                                       Not Applicable
GMAC     GMAC4470          5,086.53         Not Applicable               -                                       Not Applicable
GMAC     GMAC4480         20,301.94         Not Applicable               -                                       Not Applicable
GMAC     GMAC4490         18,562.43         Not Applicable               -                                       Not Applicable
GMAC     GMAC4500         16,543.33         Not Applicable               -                                       Not Applicable
GMAC     GMAC4510         43,784.48         Not Applicable               -                                       Not Applicable
GMAC     GMAC4515         35,127.02         Not Applicable               -                                       Not Applicable
GMAC     GMAC4520        193,992.16         Not Applicable               -                                       Not Applicable
GMAC     GMAC4530         24,833.00         Not Applicable               -                                       Not Applicable
GMAC     GMAC4540        134,569.86         Not Applicable               -                                       Not Applicable
GMAC     GMAC4550         16,987.05         Not Applicable               -                                       Not Applicable
GMAC     GMAC4560         13,939.66         One Month LIBOR           2.750                                      Monthly
GMAC     GMAC4580         18,098.37         Not Applicable               -                                       Not Applicable
GMAC     GMAC4590        127,964.08         Not Applicable               -                                       Not Applicable
GMAC     GMAC4600         16,929.30         Not Applicable               -                                       Not Applicable
GMAC     GMAC4610         36,097.48         Not Applicable               -                                       Not Applicable

GMAC     GMAC4620         15,776.60         Not Applicable               -                                       Not Applicable
GMAC     GMAC4630         12,719.09         Not Applicable               -                                       Not Applicable
GMAC     GMAC4640         14,536.11         Not Applicable               -                                       Not Applicable
GMAC     GMAC4650         46,143.38         Not Applicable               -                                       Not Applicable
GMAC     GMAC4660        124,406.09         Not Applicable               -                                       Not Applicable
GMAC     GMAC4670         54,314.84         Not Applicable               -                                       Not Applicable
GMAC     GMAC4680         87,548.17         Not Applicable               -                                       Not Applicable


GMAC     GMAC4690         59,949.87         Not Applicable               -                                       Not Applicable
GMAC     GMAC4700         79,841.80         Not Applicable               -                                       Not Applicable
GMAC     GMAC4710         26,476.92         Not Applicable               -                                       Not Applicable
GMAC     GMAC4720         41,659.49         Not Applicable               -                                       Not Applicable
GMAC     GMAC4730         52,997.64         Not Applicable               -                                       Not Applicable
GMAC     GMAC4740         10,189.64         Not Applicable               -                                       Not Applicable
GMAC     GMAC4750         10,868.77         Not Applicable               -                                       Not Applicable
GMAC     GMAC4760          8,544.40         Not Applicable               -                                       Not Applicable
GMAC     GMAC4770         10,446.26         Not Applicable               -                                       Not Applicable
GMAC     GMAC4780          4,971.42         Not Applicable               -                                       Not Applicable
GMAC     GMAC4790         41,695.53         Not Applicable               -                                       Not Applicable
GMAC     GMAC4800         33,931.02         Not Applicable               -                                       Not Applicable
GMAC     GMAC4810         39,567.87         Not Applicable               -                                       Not Applicable
GMAC     GMAC4820         16,145.00         Not Applicable               -                                       Not Applicable
GMAC     GMAC4830         46,013.24         Not Applicable               -                                       Not Applicable
GMAC     GMAC4840         31,124.92         Not Applicable               -                                       Not Applicable


GMAC     GMAC4850        170,371.97         Not Applicable               -                                       Not Applicable


=====================================================================================================================
Seller   Loan Number       Rate Cap       Rate Floor       ARD Loan      Defeasance Loan         Master Servicing Fee
=====================================================================================================================
GMAC     GMAC4440         -                  -                No              NAP                       0.0200
GMAC     GMAC4450         -                  -                No              NAP                       0.0200
GMAC     GMAC4460         -                  -                No              NAP                       0.0200
GMAC     GMAC4470         -                  -                No              NAP                       0.0200
GMAC     GMAC4480         -                  -                No              NAP                       0.0200
GMAC     GMAC4490         -                  -                No              NAP                       0.0200
GMAC     GMAC4500         -                  -                No              NAP                       0.0200
GMAC     GMAC4510         -                  -                No              NAP                       0.0200
GMAC     GMAC4515         -                  -                No              NAP                       0.0200
GMAC     GMAC4520         -                  -                No              NAP                       0.0200
GMAC     GMAC4530         -                  -                No              NAP                       0.0200
GMAC     GMAC4540         -                  -                No              NAP                       0.0200
GMAC     GMAC4550         -                  -                No              NAP                       0.0200
GMAC     GMAC4560         -                  -                No              NAP                       0.0200
GMAC     GMAC4580         -                  -                No              NAP                       0.0200
GMAC     GMAC4590         -                  -                No              NAP                       0.0200
GMAC     GMAC4600         -                  -                No              NAP                       0.0200
GMAC     GMAC4610         -                  -                No              NAP                       0.0200

GMAC     GMAC4620         -                  -                No              NAP                       0.0200
GMAC     GMAC4630         -                  -                No              NAP                       0.0200
GMAC     GMAC4640         -                  -                No              NAP                       0.0200
GMAC     GMAC4650         -                  -                No              NAP                       0.0200
GMAC     GMAC4660         -                  -                No              NAP                       0.0200
GMAC     GMAC4670         -                  -                No              NAP                       0.0200
GMAC     GMAC4680         -                  -                No              NAP                       0.0200


GMAC     GMAC4690         -                  -                No              NAP                       0.0200
GMAC     GMAC4700         -                  -                No              NAP                       0.0200
GMAC     GMAC4710         -                  -                No              NAP                       0.0200
GMAC     GMAC4720         -                  -                No              NAP                       0.0200
GMAC     GMAC4730         -                  -                No              NAP                       0.0200
GMAC     GMAC4740         -                  -                No              NAP                       0.0200
GMAC     GMAC4750         -                  -                No              NAP                       0.0200
GMAC     GMAC4760         -                  -                No              NAP                       0.0200
GMAC     GMAC4770         -                  -                No              NAP                       0.0200
GMAC     GMAC4780         -                  -                No              NAP                       0.0200
GMAC     GMAC4790         -                  -                No              NAP                       0.0200
GMAC     GMAC4800         -                  -                No              NAP                       0.0200
GMAC     GMAC4810         -                  -                No              NAP                       0.0200
GMAC     GMAC4820         -                  -                No              NAP                       0.0200
GMAC     GMAC4830         -                  -                No              NAP                       0.0200
GMAC     GMAC4840         -                  -                No              NAP                       0.0200


GMAC     GMAC4850         -                  -                No              NAP                       0.0200

====================================================================================================================================
Seller   Loan Number            Property Name                                               Property Address
====================================================================================================================================
GMAC     GMAC4860               CVS Drugstore                                               295 and 299 East Baltimore Pike
GMAC     GMAC4870               Canterbury Court Apartments                                 9951 Academy Road
GMAC     GMAC4880               Village of Canterbury Apartments                            9000 Rembrandt Circle
GMAC     GMAC4900               Union Block Building                                        716 Idaho Street
GMAC     GMAC4910               Northern Lights Hotel                                       598 West Northern Lights Boulevard
GMAC     GMAC4920               Highline Club Apartments                                    22123 Solomon Boulevard
GMAC     GMAC4930               Landmark Apartment and Russell Lamson Apartments            324 Main St. / 209 West 5th St.
GMAC     GMAC4930A              Landmark Apartments                                         324 Main Street
GMAC     GMAC4930B              Russell Lamson Apartments                                   209 West 5th Street
GMAC     GMAC4940               Stadium Club Apartments                                     210 Lanier Drive
GMAC     GMAC4970               North Isle Village                                          50 Gibbs Road
GMAC     GMAC4980               Boulevard Gardens Apartments                                30th Avenue and 57th Street
                                                                                            165, 185, 193, 201, 205, 209, 210, 325-
                                                                                            333, 345, 355, 361, and 365 Clinton
GMAC     GMAC4990               Clinton Hill Apartments                                     Avenue


====================================================================================================================================
Seller   Loan Number       City                           State                 Zip Code      Current Rate        Interest Type
====================================================================================================================================
GMAC     GMAC4860          Media                          Pennsylvania          19063            7.37500              Fixed
GMAC     GMAC4870          Philadelphia                   Pennsylvania          19114            7.18000              Fixed
GMAC     GMAC4880          Newark                         Delaware              19702            7.09000              Fixed
GMAC     GMAC4900          Boise                          Idaho                 83702            7.50000              Fixed
GMAC     GMAC4910          Anchorage                      Alaska                99503            8.35000              Fixed
GMAC     GMAC4920          Novi                           Michigan              48375            7.26000              Fixed
GMAC     GMAC4930          Various                        Iowa                                   7.85000              Fixed
GMAC     GMAC4930A         Davenport                      Iowa                  52805            0.00000
GMAC     GMAC4930B         Waterloo                       Iowa                  50701            0.00000
GMAC     GMAC4940          Statesboro                     Georgia               30458            7.87500              Fixed
GMAC     GMAC4970          Coram                          New York              11727            8.50000              Fixed
GMAC     GMAC4980          Woodside (Queens)              New York              11377            8.62500              Fixed


GMAC     GMAC4990          Brooklyn                       New York              11238            9.00000              Fixed


====================================================================================================================================
Seller   Loan Number         Original Balance          Cut-off Date Balance     Remaining Term         Maturity Date       Due Date
====================================================================================================================================
GMAC     GMAC4860              2,100,000.00                2,100,000.00              240                12/1/17               01
GMAC     GMAC4870              4,700,000.00                4,700,000.00              120                12/1/07               01
GMAC     GMAC4880             13,500,000.00               13,500,000.00              121                 1/1/08               01
GMAC     GMAC4900              1,800,000.00                1,797,948.16              119                11/1/07               01
GMAC     GMAC4910              5,000,000.00                5,000,000.00              120                12/1/07               01
GMAC     GMAC4920              9,000,000.00                9,000,000.00              120                12/1/07               01
GMAC     GMAC4930              3,000,000.00                3,000,000.00              120                12/1/07               01
GMAC     GMAC4930A                       -                           -                 0                                      00
GMAC     GMAC4930B                       -                           -                 0                                      00
GMAC     GMAC4940              1,750,000.00                1,748,122.18               83                11/1/04               01
GMAC     GMAC4970             22,750,000.00               22,622,389.01              351                 3/1/27               01
GMAC     GMAC4980             15,000,000.00               14,899,006.98              349                 1/1/27               01


GMAC     GMAC4990             17,000,000.00               16,923,733.73              352                 4/1/27               01

====================================================================================================================================
Seller   Loan Number   Monthly Payment          Index                 Margin       Next Rate Adjustment    Rate Adjustment Frequency
====================================================================================================================================
GMAC     GMAC4860        16,757.31          Not Applicable            -                                          Not Applicable
GMAC     GMAC4870        31,839.44          Not Applicable            -                                          Not Applicable
GMAC     GMAC4880        90,633.30          Not Applicable            -                                          Not Applicable
GMAC     GMAC4900        13,301.84          Not Applicable            -                                          Not Applicable
GMAC     GMAC4910        39,757.20          Not Applicable            -                                          Not Applicable
GMAC     GMAC4920        61,456.92          Not Applicable            -                                          Not Applicable
GMAC     GMAC4930        22,857.18          Not Applicable            -                                          Not Applicable
GMAC     GMAC4930A              -           Not Applicable            -                                          Not Applicable
GMAC     GMAC4930B              -           Not Applicable            -                                          Not Applicable
GMAC     GMAC4940        13,362.19          Not Applicable            -                                          Not Applicable
GMAC     GMAC4970       174,927.82          Not Applicable            -                                          Not Applicable
GMAC     GMAC4980       116,668.46          Not Applicable            -                                          Not Applicable


GMAC     GMAC4990       136,785.84          Not Applicable            -                                          Not Applicable


=====================================================================================================================
Seller   Loan Number       Rate Cap       Rate Floor       ARD Loan      Defeasance Loan         Master Servicing Fee
=====================================================================================================================
GMAC     GMAC4860         -                  -                No              NAP                       0.0200
GMAC     GMAC4870         -                  -                No              NAP                       0.0200
GMAC     GMAC4880         -                  -                No              NAP                       0.0200
GMAC     GMAC4900         -                  -                No              NAP                       0.0200
GMAC     GMAC4910         -                  -                No              NAP                       0.0200
GMAC     GMAC4920         -                  -                No              NAP                       0.0200
GMAC     GMAC4930         -                  -                No              NAP                       0.0200
GMAC     GMAC4930A        -                  -                No              No                        0.0200
GMAC     GMAC4930B        -                  -                No              No                        0.0200
GMAC     GMAC4940         -                  -                No              NAP                       0.0200
GMAC     GMAC4970         -                  -                No              NAP                       0.0200
GMAC     GMAC4980         -                  -                No              NAP                       0.0200


GMAC     GMAC4990         -                  -                No              NAP                       0.0200

====================================================================================================================================
Seller Loan Number  Property Name                           Property Address             City              State           Zip Code
====================================================================================================================================
DMG     GA0118      Integrated Health Services - Center     Various                      Various           Various
DMG     GA0119      IHS of Hanover House                    39 Hanover Circle            Birmingham        Alabama          35205
DMG     GA0120      IHS of Cheyenne Mountain                835 Tenderfoot Hill Rd.      Colorado Springs  Colorado         80906
DMG     GA0121      IHS of Cheyenne Place                   945 Tenderfoot Hill Road     Colorado Springs  Colorado         80906
DMG     GA0122      IHS of Mesa Manor                       2901 North 12th Street       Grand Junction    Colorado         81506
DMG     GA0123      IHS of Pikes Peak                       2719 North Union Boulevard   Colorado Springs  Colorado         80909
DMG     GA0124      IHS of Pueblo                           2611 Jones Avenue            Pueblo            Colorado         81004
DMG     GA0125      IHS of Fort Myers                       13755 Golf Club Parkway      Fort Myers        Florida          33906
DMG     GA0126      IHS of Bradenton                        2302 59th Street West        Bradenton         Florida          34209
DMG     GA0127      IHS of Orange Park Care Ctr.            2029 Professional Center Dr. Orange Park       Florida          32073
DMG     GA0128      IHS of Palm Bay Convalescent Ctr.       1515 Port Malabar Blvd.      Palm Bay          Florida          32905
DMG     GA0129      IHS of Port Charlotte Care Center       4033 Beaver Lane             Port Charlotte    Florida          33952
DMG     GA0130      IHS of Sebring                          3011 Kenilworth Blvd.        Sebring           Florida          33870
DMG     GA0131      IHS of Winter Park Care Center          2970 Scarlet Road            Winter Park       Florida          32792
DMG     GA0132      The Shores Retirement Community         1700 3rd Avenue West         Bradenton         Florida          34205
DMG     GA0133      IHS of Buckhead/Heritage                54 Peachtree Park Drive, NE  Atlanta           Georgia          30309
DMG     GA0134      IHS of Shoreham                         811 Kennesaw Avenue          Marietta          Georgia          30060
DMG     GA0135      IHS of Boise                            8211 Ustick Road             Boise             Idaho            83704
DMG     GA0136      IHS of Great Bend Manor                 1560 Kansas Highway 96       Great Bend        Kansas           67530
DMG     GA0137      IHS of Wichita/Northeast                5005 E. 21st Street N.       Wichita           Kansas           67208
DMG     GA0138      IHS of Mayfair Manor                    3300 Tates Creek RD          Lexington         Kentucky         40502
DMG     GA0139      IHS of Shreveport/Centenary             225 Wyandotte                Shreveport        Louisiana        71101
DMG     GA0140      IHS of Heritage Manor of Alexandria     5115 MacArthur Drive         Alexandria        Louisiana        71302
DMG     GA0141      IHS of Heritage Manor of Gonzales       905 West Cornerview Street   Gonzales          Louisiana        70737
DMG     GA0142      IHS of Heritage Manor of Kaplan         1300 West 8th Street         Kaplan            Louisiana        70548
DMG     GA0143      IHS of Heritage Manor of Lafayette      325 Bacque Crescent Drive    Lafayette         Louisiana        70503
DMG     GA0144      IHS of Heritage Manor of Many I         120 Nacthitoches Highway     Many              Louisiana        71449
DMG     GA0145      IHS of Heritage Manor of Many II        255 Middle Creek Road        Many              Louisiana        71449
DMG     GA0146      IHS of Heritage Manor of Marrero        5301 August Avenue           Marrero           Louisiana        70072
DMG     GA0147      IHS of Minden/Meadowview                400 Meadowview Dr.           Minden            Louisiana        71055
DMG     GA0148      IHS of Heritage Manor of New Iberia I   1803 Jane Street             New Iberia        Louisiana        70562
DMG     GA0149      IHS of Heritage Manor of New Iberia II  600 Bayard Street            New Iberia        Louisiana        70562
DMG     GA0150      IHS of Claiborne/Heritage Manor of
                    Shreveport                              1536 Claiborne               Shreveport        Louisiana        71103

DMG     GA0151      IHS of Heritage Manor of Thibodaux      1300 Lafourche Drive         Thibodaux         Louisiana        70301
DMG     GA0152      IHS of Heritage Manor of Vivian         912 South Pecan St.          Vivian            Louisiana        71082

DMG     GA0153      IHS of Charlotte at Hawthorne           333 Hawthorne Lane           Charlotte         North Carolina   28204
DMG     GA0154      IHS of Pierremont Heritage Manor        725 Mitchell Lane            Shreveport        Louisiana        71106
DMG     GA0155      IHS of Nashville/Donelson               2733 McCampbell Avenue       Nashville         Tennessee        37214
DMG     GA0156      IHS of Heritage Manor of Plainview      2510 West 24th Street        Plainview         Texas            79072
DMG     GA0157      IHS of Heritage Manor of Iowa Park      1109 North Third Street      Iowa Park         Texas            76367
DMG     GA0158      IHS of Wichita Falls/Midwestern         601 Midwestern Parkway       Wichita Falls     Texas            76302
DMG     GA0159      IHS of Terrell Care Center              204 West Nash Street         Terrell           Texas            75160
DMG     GA0160      IHS of Terrell Convalescent Center      1800 N. Frances Street       Terrell           Texas            75160
DMG     GA0161      IHS Jeffersonian Manor-Charles Town     State Highway 9              Charles Town      West Virginia    25414
DMG     GA0190      Kmart - Lafayette #7775                 3530 State Road 38 East      Lafayette         Indiana          47905
DMG     GA0191      Kmart - Welch #3961                     1 Plaza Drive                Welch (Kimball)   West Virginia    24853
DMG     GA0192      Kmart - Barstow #4710                   510 East Virginia Way        Barstow           California       92311
DMG     GA0193      Kmart - Laredo #4809                    5000 San Dario Road          Laredo            Texas            78014
DMG     GA0194      Kmart - Chula Vista #7636               875 East H Street            Chula Vista       California       91910
DMG     GA0195      Kmart - Windsor #7729                   1075 Kennedy Road            Windsor           Connecticut      06095
DMG     GA0196      Kmart - Bakersfield #3653               2749 Calloway Drive          Bakersfield       California       93308
DMG     TA0662      Lincoln Place Apartments                1042 Frederick Avenue        Los Angeles       California       90291
DMG     TA0972      Lincoln Place II                        1042 Frederick Street        Los Angeles       California       90291
DMG     TA1453      Fruitvale Shopping Center               3000-3070 East 9th Street    Oakland           California       94601
DMG     TA1456      Cedar Brook Corporate Center            4 and 8 Cedar Brook Drive    Cranbury          New Jersey       08512
DMG     TA1474      Monterey Resources Building             5201 Truxton Avenue          Bakersfield       California       93309
DMG     TA1650      Village View Apartments                 6172 Fisher Road             Dallas            Texas            75124
====================================================================================================================================
Seller Loan Number  Current Rate Interest Type  Original Balance  Cut-off Date Balance  Remaining Term  Maturity Date     Due Date
====================================================================================================================================
DMG     GA0118         8.29400      Fixed        165,500,000.00     165,290,099.27       118            9/30/07              01
DMG     GA0119         8.29400      Fixed          6,033,078.00       6,025,426.40       118            9/30/07              01
DMG     GA0120         8.29400      Fixed          7,150,315.00       7,141,246.42       118            9/30/07              01
DMG     GA0121         8.29400      Fixed          3,426,193.00       3,421,847.64       118            9/30/07              01
DMG     GA0122         8.29400      Fixed          4,617,912.00       4,612,055.21       118            9/30/07              01
DMG     GA0123         8.29400      Fixed          6,703,420.00       6,694,918.21       118            9/30/07              01
DMG     GA0124         8.29400      Fixed         11,023,402.00      11,009,421.27       118            9/30/07              01
DMG     GA0125         8.29400      Fixed          7,671,692.00       7,661,962.17       118            9/30/07              01
DMG     GA0126         8.29400      Fixed          6,852,385.00       6,843,694.29       118            9/30/07              01
DMG     GA0127         8.29400      Fixed          2,681,368.00       2,677,967.29       118            9/30/07              01
DMG     GA0128         8.29400      Fixed          5,139,289.00       5,132,770.96       118            9/30/07              01
DMG     GA0129         8.29400      Fixed          6,554,455.00       6,546,142.15       118            9/30/07              01
DMG     GA0130         8.29400      Fixed          1,638,614.00       1,636,535.79       118            9/30/07              01
DMG     GA0131         8.29400      Fixed          3,873,087.00       3,868,174.86       118            9/30/07              01
DMG     GA0132         8.29400      Fixed         10,502,025.00      10,488,705.52       118            9/30/07              01
DMG     GA0133         8.29400      Fixed          3,798,605.00       3,793,787.31       118            9/30/07              01
DMG     GA0134         8.29400      Fixed          3,202,745.00       3,198,683.04       118            9/30/07              01
DMG     GA0135         8.29400      Fixed          3,277,228.00       3,273,071.56       118            9/30/07              01
DMG     GA0136         8.29400      Fixed          1,340,684.00       1,338,983.65       118            9/30/07              01
DMG     GA0137         8.29400      Fixed          1,117,237.00       1,115,820.04       118            9/30/07              01
DMG     GA0138         8.29400      Fixed          5,735,149.00       5,727,875.25       118            9/30/07              01
DMG     GA0139         8.29400      Fixed          1,489,649.00       1,487,759.71       118            9/30/07              01
DMG     GA0140         8.29400      Fixed            446,895.00         446,328.21       118            9/30/07              01
DMG     GA0141         8.29400      Fixed          2,830,333.00       2,826,743.35       118            9/30/07              01
DMG     GA0142         8.29400      Fixed          2,830,333.00       2,826,743.35       118            9/30/07              01
DMG     GA0143         8.29400      Fixed            893,789.00         892,655.42       118            9/30/07              01
DMG     GA0144         8.29400      Fixed          4,394,464.00       4,388,890.61       118            9/30/07              01
DMG     GA0145         8.29400      Fixed          1,787,579.00       1,785,311.85       118            9/30/07              01
DMG     GA0146         8.29400      Fixed          2,904,815.00       2,901,130.90       118            9/30/07              01
DMG     GA0147         8.29400      Fixed          6,256,526.00       6,248,591.00       118            9/30/07              01
DMG     GA0148         8.29400      Fixed          3,053,780.00       3,049,906.96       118            9/30/07              01
DMG     GA0149         8.29400      Fixed          1,936,544.00       1,934,087.93       118            9/30/07              01

DMG     GA0150         8.29400      Fixed          1,415,167.00       1,413,372.18       118            9/30/07              01
DMG     GA0151         8.29400      Fixed          2,011,026.00       2,008,475.46       118            9/30/07              01
DMG     GA0152         8.29400      Fixed          2,606,886.00       2,603,579.75       118            9/30/07              01

DMG     GA0153         8.29400      Fixed         10,502,025.00      10,488,705.52       118            9/30/07              01
DMG     GA0154         8.29400      Fixed          4,022,052.00       4,016,950.92       118            9/30/07              01
DMG     GA0155         8.29400      Fixed          5,809,631.00       5,802,262.79       118            9/30/07              01
DMG     GA0156         8.29400      Fixed            893,789.00         892,655.42       118            9/30/07              01
DMG     GA0157         8.29400      Fixed            446,895.00         446,328.21       118            9/30/07              01
DMG     GA0158         8.29400      Fixed          1,638,614.00       1,636,535.79       118            9/30/07              01
DMG     GA0159         8.29400      Fixed          1,266,202.00       1,264,596.10       118            9/30/07              01
DMG     GA0160         8.29400      Fixed          1,713,096.00       1,710,923.31       118            9/30/07              01
DMG     GA0161         8.29400      Fixed          2,011,026.00       2,008,475.46       118            9/30/07              01
DMG     GA0190         8.84150      Fixed          7,895,834.47       7,888,603.65       299            11/1/22              01
DMG     GA0191         8.84150      Fixed          5,016,365.19       5,011,771.32       299            11/1/22              01
DMG     GA0192         8.84150      Fixed          4,993,930.75       4,989,357.43       299            11/1/22              01
DMG     GA0193         8.84150      Fixed          9,344,210.18       9,335,652.97       299            11/1/22              01
DMG     GA0194         8.84150      Fixed         15,724,552.74      15,710,152.56       299            11/1/22              01
DMG     GA0195         8.84150      Fixed         13,917,955.16      13,905,209.42       299            11/1/22              01
DMG     GA0196         8.84150      Fixed          6,276,165.59       6,270,418.03       299            11/1/22              01
DMG     TA0662         7.59000      Fixed          6,720,000.00       6,715,101.95        59            11/1/02              01
DMG     TA0972         7.61000      Fixed         26,700,000.00      26,680,617.01        83            11/1/04              01
DMG     TA1453         7.35000      Fixed         21,000,000.00      21,000,000.00       180            12/1/12              01
DMG     TA1456         7.44000      Fixed         12,600,000.00      12,600,000.00       120            12/1/07              01
DMG     TA1474         7.58000      Fixed          6,250,000.00       6,245,435.38       119            11/1/07              01
DMG     TA1650         7.25500      Fixed          8,700,000.00       8,700,000.00       120            12/1/07              01


======================================================================================================================
Seller Loan Number   Monthly Payment   Index             Margin   Next Rate Adjustment     Rate Adjustment Frequency
======================================================================================================================
DMG     GA0118        1,248,469.28     Not Applicable       -                              Not Applicable
DMG     GA0119           45,511.25     Not Applicable       -                              Not Applicable
DMG     GA0120           53,939.27     Not Applicable       -                              Not Applicable
DMG     GA0121           25,845.90     Not Applicable       -                              Not Applicable
DMG     GA0122           34,835.78     Not Applicable       -                              Not Applicable
DMG     GA0123           50,568.06     Not Applicable       -                              Not Applicable
DMG     GA0124           83,156.37     Not Applicable       -                              Not Applicable
DMG     GA0125           57,872.34     Not Applicable       -                              Not Applicable
DMG     GA0126           51,691.79     Not Applicable       -                              Not Applicable
DMG     GA0127           20,227.22     Not Applicable       -                              Not Applicable
DMG     GA0128           38,768.85     Not Applicable       -                              Not Applicable
DMG     GA0129           49,444.32     Not Applicable       -                              Not Applicable
DMG     GA0130           12,361.08     Not Applicable       -                              Not Applicable
DMG     GA0131           29,217.10     Not Applicable       -                              Not Applicable
DMG     GA0132           79,223.30     Not Applicable       -                              Not Applicable
DMG     GA0133           28,655.24     Not Applicable       -                              Not Applicable
DMG     GA0134           24,160.29     Not Applicable       -                              Not Applicable
DMG     GA0135           24,722.17     Not Applicable       -                              Not Applicable
DMG     GA0136           10,113.61     Not Applicable       -                              Not Applicable
DMG     GA0137            8,428.01     Not Applicable       -                              Not Applicable
DMG     GA0138           43,263.79     Not Applicable       -                              Not Applicable
DMG     GA0139           11,237.35     Not Applicable       -                              Not Applicable
DMG     GA0140            3,371.21     Not Applicable       -                              Not Applicable
DMG     GA0141           21,350.96     Not Applicable       -                              Not Applicable
DMG     GA0142           21,350.96     Not Applicable       -                              Not Applicable
DMG     GA0143            6,742.41     Not Applicable       -                              Not Applicable
DMG     GA0144           33,150.17     Not Applicable       -                              Not Applicable
DMG     GA0145           13,484.82     Not Applicable       -                              Not Applicable
DMG     GA0146           21,912.82     Not Applicable       -                              Not Applicable
DMG     GA0147           47,196.86     Not Applicable       -                              Not Applicable
DMG     GA0148           23,036.56     Not Applicable       -                              Not Applicable
DMG     GA0149           14,608.55     Not Applicable       -                              Not Applicable

DMG     GA0150           10,675.48     Not Applicable       -                              Not Applicable
DMG     GA0151           15,170.42     Not Applicable       -                              Not Applicable
DMG     GA0152           19,665.36     Not Applicable       -                              Not Applicable

DMG     GA0153           79,223.30     Not Applicable       -                              Not Applicable
DMG     GA0154           30,340.84     Not Applicable       -                              Not Applicable
DMG     GA0155           43,825.65     Not Applicable       -                              Not Applicable
DMG     GA0156            6,742.41     Not Applicable       -                              Not Applicable
DMG     GA0157            3,371.21     Not Applicable       -                              Not Applicable
DMG     GA0158           12,361.08     Not Applicable       -                              Not Applicable
DMG     GA0159            9,551.75     Not Applicable       -                              Not Applicable
DMG     GA0160           12,922.95     Not Applicable       -                              Not Applicable
DMG     GA0161           15,170.42     Not Applicable       -                              Not Applicable
DMG     GA0190           65,406.67     Not Applicable       -                              Not Applicable
DMG     GA0191           41,554.03     Not Applicable       -                              Not Applicable
DMG     GA0192           41,368.19     Not Applicable       -                              Not Applicable
DMG     GA0193           77,404.57     Not Applicable       -                              Not Applicable
DMG     GA0194          130,257.37     Not Applicable       -                              Not Applicable
DMG     GA0195          115,292.07     Not Applicable       -                              Not Applicable
DMG     GA0196           51,989.83     Not Applicable       -                              Not Applicable
DMG     TA0662           47,402.05     Not Applicable       -                              Not Applicable
DMG     TA0972          188,705.49     Not Applicable       -                              Not Applicable
DMG     TA1453          144,684.14     Not Applicable       -                              Not Applicable
DMG     TA1456           87,583.94     Not Applicable       -                              Not Applicable
DMG     TA1474           44,043.79     Not Applicable       -                              Not Applicable
DMG     TA1650           59,378.84     Not Applicable       -                              Not Applicable
============================================================================================================
Seller Loan Number        Rate Cap  Rate Floor       ARD Loan         Defeasance Loan   Master Servicing Fee
============================================================================================================
DMG     GA0118            -          -               No               Yes               0.0225
DMG     GA0119            -          -               No               Yes               0.0225
DMG     GA0120            -          -               No               Yes               0.0225
DMG     GA0121            -          -               No               Yes               0.0225
DMG     GA0122            -          -               No               Yes               0.0225
DMG     GA0123            -          -               No               Yes               0.0225
DMG     GA0124            -          -               No               Yes               0.0225
DMG     GA0125            -          -               No               Yes               0.0225
DMG     GA0126            -          -               No               Yes               0.0225
DMG     GA0127            -          -               No               Yes               0.0225
DMG     GA0128            -          -               No               Yes               0.0225
DMG     GA0129            -          -               No               Yes               0.0225
DMG     GA0130            -          -               No               Yes               0.0225
DMG     GA0131            -          -               No               Yes               0.0225
DMG     GA0132            -          -               No               Yes               0.0225
DMG     GA0133            -          -               No               Yes               0.0225
DMG     GA0134            -          -               No               Yes               0.0225
DMG     GA0135            -          -               No               Yes               0.0225
DMG     GA0136            -          -               No               Yes               0.0225
DMG     GA0137            -          -               No               Yes               0.0225
DMG     GA0138            -          -               No               Yes               0.0225
DMG     GA0139            -          -               No               Yes               0.0225
DMG     GA0140            -          -               No               Yes               0.0225
DMG     GA0141            -          -               No               Yes               0.0225
DMG     GA0142            -          -               No               Yes               0.0225
DMG     GA0143            -          -               No               Yes               0.0225
DMG     GA0144            -          -               No               Yes               0.0225
DMG     GA0145            -          -               No               Yes               0.0225
DMG     GA0146            -          -               No               Yes               0.0225
DMG     GA0147            -          -               No               Yes               0.0225
DMG     GA0148            -          -               No               Yes               0.0225
DMG     GA0149            -          -               No               Yes               0.0225

DMG     GA0150            -          -               No               Yes               0.0225
DMG     GA0151            -          -               No               Yes               0.0225
DMG     GA0152            -          -               No               Yes               0.0225

DMG     GA0153            -          -               No               Yes               0.0225
DMG     GA0154            -          -               No               Yes               0.0225
DMG     GA0155            -          -               No               Yes               0.0225
DMG     GA0156            -          -               No               Yes               0.0225
DMG     GA0157            -          -               No               Yes               0.0225
DMG     GA0158            -          -               No               Yes               0.0225
DMG     GA0159            -          -               No               Yes               0.0225
DMG     GA0160            -          -               No               Yes               0.0225
DMG     GA0161            -          -               No               Yes               0.0225
DMG     GA0190            -          -               No               Yes               0.0225
DMG     GA0191            -          -               No               Yes               0.0225
DMG     GA0192            -          -               No               Yes               0.0225
DMG     GA0193            -          -               No               Yes               0.0225
DMG     GA0194            -          -               No               Yes               0.0225
DMG     GA0195            -          -               No               Yes               0.0225
DMG     GA0196            -          -               No               Yes               0.0225
DMG     TA0662            -          -               Yes              Yes               0.0225
DMG     TA0972            -          -               Yes              Yes               0.0225
DMG     TA1453            -          -               Yes              Yes               0.0225
DMG     TA1456            -          -               Yes              Yes               0.0225
DMG     TA1474            -          -               Yes              Yes               0.0225
DMG     TA1650            -          -               Yes              Yes               0.0225


====================================================================================================================================
Seller         Loan Number               Property Name                                Property Address
====================================================================================================================================
CPC            1700019960                Circuit City                                 1010 Mexico Boulevard
CPC            1700019965                Promenade at Pacific Beach                   4110-4190 Mission Boulevard
CPC            1700019970                Cardiff Executive Center                     120 Birmingham Drive
CPC            1700019988                BJ's Wholesale Club                          70 Cluff Road
CPC            1700020005                Hynding Office Buildings                     220 S. Spruce & 510 S. Myrtle
CPC            1700020008                Plaza Las Brisas                             38832-39888 Los Alamos Road
CPC            1700020019                Lemon Creek Village Retail Ctr.              SWC of La Puente and Lemon Av.
CPC            GOLDEN                    Golden Bear Plaza                            11760/11770/11780 U.S. Highway
CPC            I0009                     EconoCaribe Warehouse                        7101 N.W. 32nd Avenue
CPC            L0061                     Ramada Inn - Fresno                          324 East Shaw Avenue
CPC            L0078                     Holiday Inn                                  2905 Sheridan Street
CPC            M0005                     Woodstock Station Apartments                 109 Bentley Parkway
CPC            M0006                     Magnolia Gardens Apartments                  134 Leake Street
CPC            M0007                     Forest Club Estates Apartments               4233 Jonesboro Road
CPC            M0009                     North Cobb Meadows Apartments                4521 Grogan Street
CPC            M0019                     Totoket Woods Apartments                     30 Mansfield Drive
CPC            M0021                     Ventura Apartments                           1902 S W 42nd Way
CPC            M0054                     Hickory Forest Apartments                    3920 East Hickory Hill Road
CPC            M0087                     Harmony Bay Apartments                       1300 Gran Crique Parkway
CPC            M0088                     Morrowood Townhouses                         5915 Trammell Road
CPC            M0093                     Waterfront Apartments                        400 River Avenue South
CPC            M0102                     Park Vista Apartments                        387 E Arlington Ave & 1453-57
CPC            M0109                     Steward's Crossing Apartments                1000 Steward's Crossing Way
CPC            M0124                     Rivers Point Apartments                      21 Rivers Point Row
CPC            M0183                     Pine Cone Apartments                         617 Pine Cone Road
CPC            M0184                     Orchard Court Apartments                     815 10th Avenue North
CPC            MH0003                    Ridgecrest Mobile Home Park                  2251 North U.S. 1
CPC            O0037                     Kirby Gate Professional Bldg.                2900 Kirby Parkway
CPC            R0127                     Cambridge Square                             4801-4811 Edgemount Avenue
CPC            R0143                     Viking Plaza Shopping Center                 3015 Highway 29 South
CPC            R0150                     Pennsville Marketplace                       709 South Broadway
CPC            R0166                     CompUSA Plaza                                3230 - 3232 Galleria Circle
CPC            R0179                     Camelot Shopping Center                      1600 Reidville Road
CPC            R0196                     East Park Plaza Shopping Center              120-300 N. 66th Street
CPC            R0199                     Blockbuster Video                            7970 Fredericksburg Road
CPC            R0215                     Redondo Shores Shopping Center               401-423 North Pacific Highway
CPC            R0324                     University Mall                              801 University City Boulevard


====================================================================================================================================
Seller  Loan Number   City                   State              Zip Code      Current Rate    Interest Type     Original Balance
====================================================================================================================================
CPC     1700019960    Brownsville            Texas              78520         9.00000         Fixed                   1,690,000.00
CPC     1700019965    San Diego              California         92109         9.17000         Fixed                   6,250,000.00
CPC     1700019970    Encinitas              California         92007         9.37500         Fixed                   2,300,000.00
CPC     1700019988    Salem                  New Hampshire      03079         8.50000         Fixed                   4,700,000.00
CPC     1700020005    San Francisco          California         94080         8.12500         Fixed                   3,000,000.00
CPC     1700020008    Murrieta               California         92563         8.37500         Fixed                   6,125,000.00
CPC     1700020019    Walnut                 California         91789         8.62500         Fixed                   2,025,000.00
CPC     GOLDEN        Palm Beach Gardens     Florida            33408         7.63000         Fixed                  39,600,000.00
CPC     I0009         Miami                  Florida            35147         7.75000         Fixed                   2,700,000.00
CPC     L0061         Fresno                 California         93710         8.09000         Fixed                   3,600,000.00
CPC     L0078         Hollywood              Florida            33020         8.10000         Fixed                  10,000,000.00
CPC     M0005         Woodstock              Georgia            30188         8.59000         Fixed                   1,900,000.00
CPC     M0006         Cartersville           Georgia            30120         8.27500         Fixed                     750,000.00
CPC     M0007         Forest Park            Georgia            30050         8.27500         Fixed                   4,125,000.00
CPC     M0009         Acworth                Georgia            30103         8.25000         Fixed                     700,000.00
CPC     M0019         North Branford         Connecticut        06472         8.60000         Fixed                   5,440,000.00
CPC     M0021         Gainesville            Florida            32607         7.33000         Fixed                   4,050,000.00
CPC     M0054         Memphis                Tennessee          38115         7.76000         Fixed                   9,000,000.00
CPC     M0087         Roswell                Georgia            30075         7.78000         Fixed                   9,772,000.00
CPC     M0088         Morrow                 Georgia            30260         7.78000         Fixed                   6,800,000.00
CPC     M0093         Sauk Rapids            Minnesota          56379         7.73000         Fixed                   1,377,000.00
CPC     M0102         St. Paul               Minnesota          55117         7.52000         Fixed                   3,100,000.00
CPC     M0109         Lawrenceville          New Jersey         08648         7.01000         Fixed                  12,700,000.00
CPC     M0124         Charleston             South Carolina     29412         7.21000         Fixed                   2,425,000.00
CPC     M0183         Sartell                Minnesota          56377         7.73000         Fixed                   1,542,000.00
CPC     M0184         Sartell                Minnesota          56377         7.73000         Fixed                   1,370,000.00
CPC     MH0003        Fort Pierce            Florida            34946         8.30000         Fixed                   2,850,000.00
CPC     O0037         Memphis                Tennessee          38119         8.10000         Fixed                   1,600,000.00
CPC     R0127         Brookhaven             Pennsylvania       19015         7.45000         Fixed                   6,100,000.00
CPC     R0143         Alexandria             Minnesota          56308         7.46000         Fixed                   4,500,000.00
CPC     R0150         Pennsville             New Jersey         08070         7.07000         Fixed                   8,500,000.00
CPC     R0166         Hoover                 Alabama            35244         7.75000         Fixed                   5,100,000.00
CPC     R0179         Spartanburg            South Carolina     29301         8.26000         Fixed                   2,900,000.00
CPC     R0196         Lincoln                Nebraska           68510         7.29000         Fixed                  11,000,000.00
CPC     R0199         San Antonio            Texas              78242         8.33000         Fixed                   1,000,000.00
CPC     R0215         Redondo Beach          California         90277         7.46000         Fixed                  15,850,000.00
CPC     R0324         Blacksburg             Virginia           24060         7.37000         Fixed                   7,200,000.00

====================================================================================================================================
Seller  Loan Number                   Cut-off Date Balance            Remaining Term              Maturity Date          Due Date
====================================================================================================================================
CPC     1700019960                               1,680,939.37             173                           4/14/12               01
CPC     1700019965                               6,232,934.85             113                           4/28/07               01
CPC     1700019970                               2,290,042.63             114                           5/31/07               01
CPC     1700019988                               4,676,905.13             115                            7/1/07               01
CPC     1700020005                               2,993,442.09             116                            8/1/07               01
CPC     1700020008                               6,103,405.53             116                            8/1/07               01
CPC     1700020019                               2,016,732.47             175                           6/30/12               01
CPC     GOLDEN                                  39,600,000.00              84                           12/1/04               01
CPC     I0009                                    2,689,235.69             117                           8/31/07               01
CPC     L0061                                    3,600,000.00             120                          11/30/07               01
CPC     L0078                                    9,989,654.76             120                          11/30/07               01
CPC     M0005                                    2,169,811.67             115                           6/30/07               01
CPC     M0006                                      747,301.78             116                           7/31/07               01
CPC     M0007                                    4,110,159.77             116                           7/31/07               01
CPC     M0009                                      697,955.05             117                           8/31/07               01
CPC     M0019                                    5,427,596.70             139                            7/1/09               01
CPC     M0021                                    4,050,000.00             120                          11/30/07               01
CPC     M0054                                    8,989,232.93             119                          10/31/07               01
CPC     M0087                                    9,760,370.35             118                           9/30/07               01
CPC     M0088                                    6,791,907.33             118                           9/30/07               01
CPC     M0093                                    1,376,024.21             119                          10/31/07               01
CPC     M0102                                    3,097,708.55             119                          10/31/07               01
CPC     M0109                                   12,681,647.60              82                           10/1/04               01
CPC     M0124                                    2,423,093.18             119                          10/31/07               01
CPC     M0183                                    1,540,907.28             119                          10/31/07               01
CPC     M0184                                    1,369,029.16             119                          10/31/07               01
CPC     MH0003                                   2,845,227.22             117                           8/31/07               01
CPC     O0037                                    1,598,948.04             119                          10/31/07               01
CPC     R0127                                    6,095,427.40             119                          10/31/07               01
CPC     R0143                                    4,500,000.00             180                          11/30/12               01
CPC     R0150                                    8,500,000.00              84                           12/1/04               01
CPC     R0166                                    5,096,400.48             119                          10/31/07               01
CPC     R0179                                    2,894,804.31             118                           9/30/07               01
CPC     R0196                                   11,000,000.00             120                           12/1/07               01
CPC     R0199                                      999,372.69             119                          10/31/07               01
CPC     R0215                                   15,829,516.13             118                           9/30/07               01
CPC     R0324                                    7,200,000.00             120                          11/30/07               01

====================================================================================================================================
Seller         Loan Number            Monthly Payment         Index                   Margin        Next Rate Adjustment
====================================================================================================================================
CPC            1700019960                   14,182.42         Not Applicable               -
CPC            1700019965                   51,055.29         Not Applicable               -
CPC            1700019970                   19,895.54         Not Applicable               -
CPC            1700019988                   37,845.67         Not Applicable               -
CPC            1700020005                   22,274.92         Not Applicable               -
CPC            1700020008                   48,805.28         Not Applicable               -
CPC            1700020019                   16,476.78         Not Applicable               -
CPC            GOLDEN                      280,422.54         Not Applicable               -
CPC            I0009                        20,393.92         Not Applicable               -
CPC            L0061                        28,000.36         Not Applicable               -
CPC            L0078                        77,845.24         Not Applicable               -
CPC            M0005                        16,869.40         Not Applicable               -
CPC            M0006                         5,925.91         Not Applicable               -
CPC            M0007                        32,592.51         Not Applicable               -
CPC            M0009                         5,398.92         Not Applicable               -
CPC            M0019                        42,215.04         Not Applicable               -
CPC            M0021                        27,848.24         Not Applicable               -
CPC            M0054                        64,539.00         Not Applicable               -
CPC            M0087                        70,210.50         Not Applicable               -
CPC            M0088                        48,857.08         Not Applicable               -
CPC            M0093                         9,845.97         Not Applicable               -
CPC            M0102                        21,718.12         Not Applicable               -
CPC            M0109                        84,578.73         Not Applicable               -
CPC            M0124                        16,477.03         Not Applicable               -
CPC            M0183                        11,025.77         Not Applicable               -
CPC            M0184                         9,795.92         Not Applicable               -
CPC            MH0003                       21,511.33         Not Applicable               -
CPC            O0037                        11,851.96         Not Applicable               -
CPC            R0127                        42,443.42         Not Applicable               -
CPC            R0143                        41,613.33         Not Applicable               -
CPC            R0150                        56,950.87         Not Applicable               -
CPC            R0166                        36,537.00         Not Applicable               -
CPC            R0179                        22,884.44         Not Applicable               -
CPC            R0196                        75,338.06         Not Applicable               -
CPC            R0199                         7,569.00         Not Applicable               -
CPC            R0215                       110,392.00         Not Applicable               -
CPC            R0324                        49,704.08         Not Applicable               -

====================================================================================================================================
Seller   Loan Number   Rate Adjustment Frequency    Rate Cap    Rate Floor      ARD Loan     Defeasance Loan    Master Servicing Fee
====================================================================================================================================
CPC      1700019960    Not Applicable                       -          -              No                No       0.0200
CPC      1700019965    Not Applicable                       -          -              No                No       0.0200
CPC      1700019970    Not Applicable                       -          -              No                No       0.0200
CPC      1700019988    Not Applicable                       -          -              No                No       0.0200
CPC      1700020005    Not Applicable                       -          -              No                No       0.0200
CPC      1700020008    Not Applicable                       -          -              No                No       0.0200
CPC      1700020019    Not Applicable                       -          -              No                No       0.0200
CPC      GOLDEN        Not Applicable                       -          -              No                Yes      0.0200
CPC      I0009         Not Applicable                       -          -              No                Yes      0.0200
CPC      L0061         Not Applicable                       -          -              Yes               Yes      0.0200
CPC      L0078         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0005         Not Applicable                       -          -              No                No       0.0200
CPC      M0006         Not Applicable                       -          -              No                No       0.0200
CPC      M0007         Not Applicable                       -          -              No                No       0.0200
CPC      M0009         Not Applicable                       -          -              No                No       0.0200
CPC      M0019         Not Applicable                       -          -              No                No       0.0200
CPC      M0021         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0054         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0087         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0088         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0093         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0102         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0109         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0124         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0183         Not Applicable                       -          -              No                Yes      0.0200
CPC      M0184         Not Applicable                       -          -              No                Yes      0.0200
CPC      MH0003        Not Applicable                       -          -              No                No       0.0200
CPC      O0037         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0127         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0143         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0150         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0166         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0179         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0196         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0199         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0215         Not Applicable                       -          -              No                Yes      0.0200
CPC      R0324         Not Applicable                       -          -              No                Yes      0.0200